As filed with the Securities and Exchange Commission on May 12, 1998

                                                    Registration No. 333-49015


                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                      ----------------------------------
                               AMENDMENT NO. 1
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933
                     ------------------------------------
                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                 (Depositor)
           (Exact name of registrant as specified in its charter)


            DELAWARE                                 13-3836437
    (State of incorporation)          (I.R.S. Employer Identification Number)
                          _________________________

                               245 PARK AVENUE
                          NEW YORK, NEW YORK  10167
                                (212) 272-4095
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)
                          _________________________

                              JONATHAN LIEBERMAN
                               245 PARK AVENUE
                          NEW YORK, NEW YORK  10167
                                (212) 272-4094
          (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                          _________________________

                               With a copy to:
                            STEPHEN B. ESKO, ESQ.
                               BROWN & WOOD LLP
                            ONE WORLD TRADE CENTER
                          NEW YORK, NEW YORK  10048
                          __________________________

       Approximate date of commencement of proposed sale to the public:
From time to time after the effective date of this Registration Statement, as determined by market conditions.
                          __________________________
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. /X/
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /__________
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /________
     If delivery of the prospectus is expected to be made pursuant to rule 434, please check the following box. / /


                       CALCULATION OF REGISTRATION FEE


                                                                  PROPOSED           PROPOSED
                                                   AMOUNT         MAXIMUM            MAXIMUM            AMOUNT OF
          TITLE OF EACH CLASS OF                   TO BE      AGGREGATE PRICE       AGGREGATE         REGISTRATION
        SECURITIES TO BE REGISTERED             REGISTERED        PER UNIT*       OFFERING PRICE           FEE
        ---------------------------           --------------  ---------------     --------------      ------------
Asset Backed Securities . . . . . . . . .     $1,000,000,000        100%          $1,000,000,000        $295,000**


*  Estimated for the purpose of calculating the registration fee.
** Of this amount, $295.00 has been previously paid.

                          ___________________________

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.




   Information contained herein is subject to completion or amendment. A registration statement relating to these Securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these Securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.




PROSPECTUS SUPPLEMENT
(To Prospectus dated ________, 199_)

                                $_____________
                 Bear Stearns Home Equity Loan Trust 199__-__
                                 ___________
                                   Servicer

                  Bear Stearns Asset Backed Securities, Inc.
                                  Depositor

     The Home Equity Loan Asset-Backed Certificates, Series 199_-_ (collectively, the "Certificates"), will consist of the Classes identified in the chart below (the "Offered Certificates") as well as certain additional Classes of Certificates which are not being offered for sale hereunder. The Certificates will evidence in the aggregate the entire beneficial interest in a trust (the "Trust") to be formed pursuant to a Pooling and Servicing Agreement (the "Agreement") among Bear Stearns Asset Backed Securities, Inc., as depositor (the "Depositor"), ________________, as Servicer (the "Servicer"), and __________, as Trustee and Back-Up Servicer (the "Trustee" and the "Back-Up Servicer," respectively). The property of the Trust will include assets composed of Primary Assets, which may include one or more pools of (i) closed-end and/or revolving home equity loans (the "Home Equity Loans"), secured generally by subordinate liens on one- to four-family residential or mixed-use properties, (ii) home improvement installment sales contracts and installment loan agreements (the "Home Improvement Contracts") which are either unsecured or secured generally by subordinate liens on one- to four-family residential or mixed-use properties, or by purchase money security interests in the home improvements financed thereby, and (iii) securities backed or secured by Home Equity Loans and/or Home Improvement Contracts. The Home Equity Loans and the Home Improvement Contracts are referred to herein as "Loan Group One" and "Loan Group Two", respectively. The Home Equity Loans and the Home Improvement Contracts are collectively referred to herein as the "Loans". The Trust also will include $__________ on deposit in the Pre-Funding Account which will be used to purchase additional Home Equity Loans and Home Improvement Contracts prior to ________, 199_ as described herein and funds on deposit in the Capitalized Interest Account.
                                               (cover continued on next page)

 SEE "RISK FACTORS" HEREIN ON PAGE S-15 AND IN THE PROSPECTUS ON PAGE 17 FOR
   CERTAIN FACTORS TO BE CONSIDERED IN PURCHASING THE OFFERED CERTIFICATES.

    THE CERTIFICATES DO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE
      DEPOSITOR, THE SELLER, THE SERVICER, THE TRUSTEE OR ANY OF THEIR
          RESPECTIVE AFFILIATES.  NEITHER THE CERTIFICATES NOR THE
           UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED
            BY ANY GOVERNMENTAL ENTITY, THE SELLER, THE SERVICER
                         OR ANY OF THEIR AFFILIATES.

                               ----------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
        COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE
             PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A
                              CRIMINAL OFFENSE.

                               ----------------

                               Initial
                             Certificate      Pass-
                              Principal      Through     Price to      Underwriting     Proceeds to
                               Balance        Rate       Public(1)       Discount     Depositor(1)(2)
                             -----------     -------     ---------     ------------   ---------------
Per Class A-1 Certificate   $                      %             %                %                %
Per Class A-2 Certificate   $                      %             %                %                %
Per Class A-3 Certificate   $                  (3)               %                %                %
Total . . . . . . . . . .   $                                    %                %                %

__________________

(1) Plus accrued interest, if any, from ____________.
(2) Before deducting expenses, estimated to be $_________.
(3) The Class A-3 Certificates will bear interest at a variable rate which, for any Distribution Date, will equal the lesser of (i) __% per annum and (ii) the weighted average of the Remittance Rates (as defined herein) of the Loans in Loan Group ___. The Certificate Rate for the first Distribution Date is excepted to be approximately ___% per annum. See "Description of the Certificates" herein.

                               ----------------

   The Offered Certificates are offered by Bear, Stearns & Co. Inc. (the "Underwriter") when, as and if issued, delivered to and accepted by the Underwriter and subject to certain other conditions. It is expected that delivery of the Offered Certificates will be made in book entry form only, through the Same Day Funds Settlement System of The Depository Trust Company, on or about _________, 199_.

                           BEAR, STEARNS & CO. INC.

          THE DATE OF THIS PROSPECTUS SUPPLEMENT IS ________, 199_.




(cover page continued)

   Distributions of principal and interest on the Offered Certificates will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day (each, a "Distribution Date"), beginning in ___________, 199__ On each Distribution Date, holders of the Offered Certificates will be entitled to receive, from and to the extent of funds available in the related Distribution Account (as defined herein), distributions with respect to interest and principal calculated as set forth herein. The Offered Certificates will have the benefit of an irrevocable and unconditional surety bond (the "Policy") issued by _____________ (the
"Certificate Insurer") pursuant to which the Certificate Insurer will guarantee payments to the holders of the Offered Certificates as described
herein.   See "Description of the Certificates" herein.

   There is currently no secondary market for the Offered Certificates. The Underwriter intends to establish a market in the Offered Certificates but is not obligated to do so. There can be no assurance that a secondary market for any of the Offered Certificates will develop, or if one does develop, that it will continue or offer sufficient liquidity of investment.

   The yield to investors in each Class of Offered Certificates will be sensitive in varying degrees to the rate and timing of principal payments (including prepayments) on the Loans in the related Loan Group, which generally may be prepaid in full or in part at any time without penalty. The yield to maturity of a Class of Offered Certificates purchased at a discount or premium will be more sensitive to the rate and timing of payments thereon. Holders of the Offered Certificates should consider, in the case of any such certificates purchased at a discount, the risk that a slower than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield and, in the case of any Offered Certificates purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield. No representation is made as to the anticipated rate of prepayments on the Loans or as to the resulting yield to maturity of any Class of Offered Certificates.

   An election will be made to treat certain assets of the Trust as a real estate mortgage investment conduit ("REMIC") for federal income tax purposes. As described more fully herein and in the Prospectus, the Offered Certificates will be designated as "regular interests" in a REMIC. See "Certain Material Federal Income Tax Considerations" in the Prospectus.

   THE ATTORNEY  GENERAL  OF THE  STATE OF  NEW  YORK HAS  NOT  PASSED ON  OR
ENDORSED THE MERITS OF THIS OFFERING.   ANY REPRESENTATION TO THE CONTRARY IS
UNLAWFUL.

   IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE OFFERED CERTIFICATES AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.
                        _____________________________

   The Certificates offered by this Prospectus Supplement constitute a separate series of Securities being offered by the Depositor pursuant to its Prospectus dated ________, of which this Prospectus Supplement is a part and which accompanies this Prospectus Supplement. The Prospectus contains important information regarding this offering which is not contained herein and prospective investors are urged to read the Prospectus and this Prospectus Supplement in full.




                               SUMMARY OF TERMS

   The following summary of certain pertinent information is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Capitalized terms used but not defined herein or in the accompanying Prospectus are defined in the "Glossary of Terms" in the Prospectus.

Trust.................   Bear Stearns  Home  Equity Loan  Trust  199_-_  (the
                         "Trust") will be  formed pursuant  to a Pooling  and
                         Servicing Agreement (the  "Agreement"), to be  dated
                         as of  ___________ (the "Cut-Off Date"),  among Bear
                         Stearns Asset  Backed Securities, Inc.  as depositor
                         (the "Depositor"), ___________________,  as servicer
                         (together with any successor  in such capacity,  the
                         "Servicer"), and _________________,  as trustee (the
                         "Trustee")  and   back-up  servicer   (the  "Back-Up
                         Servicer").  The property of the Trust will include:
                         one  or more  pools of  closed-end and/or  revolving
                         home equity loans (the "Home Equity Loans"), secured
                         generally  by  subordinate liens  on  one-  to four-
                         family  residential  or mixed-use  properties;  home
                         improvement   installment   sales    contracts   and
                         installment loan  agreements (the  "Home Improvement
                         Contracts")  which are  either unsecured  or secured
                         generally  by subordinate  liens  on  one- to  four-
                         family residential  or mixed-use  properties, or  by
                         purchase  money  security   interests  in  the  home
                         improvements financed thereby;  securities backed or
                         secured by Home Equity Loans and/or Home Improvement
                         Contracts.    The  Home Equity  Loans  and  the Home
                         Improvement Contracts  are individually  referred to
                         herein as  "Loan Group  One" and  "Loan Group  Two,"
                         respectively,  and  collectively   as  the  "Loans";
                         securities backed  or secured by the Loans; payments
                         in respect of  the Loans received  on and after  the
                         Cut-Off Date; property that  secured a Mortgage Loan
                         which  has been acquired  by foreclosure or  deed in
                         lieu  of  foreclosure; rights  under  certain hazard
                         insurance    policies    covering    the   Mortgaged
                         Properties;  funds  on  deposit in  the  Pre-Funding
                         Account, the  Capitalized Interest  Account and  the
                         Spread  Account   (each  as   defined  below);   the
                         Depositor's rights under  the Purchase Agreement (as
                         defined  herein);  and  certain  other property,  as
                         described  more  fully  herein.   In  addition,  the
                         Depositor  has caused  the  Certificate Insurer  (as
                         defined   below)   to  issue   an   irrevocable  and
                         unconditional surety bond (the "Policy") for the benefit of the Holders of the Offered Certificates pursuant to which it will guarantee payments to such Holders as described herein.

Securities Offered...    The Home Equity Loan  and Home Improvement  Contract
                         Asset-Backed   Certificates,   Series   199_-_  (the
                         "Certificates") will consist of the Class A-1, Class
                         A-2  and Class  A-3 Certificates  (collectively, the
                         "Offered  Certificates"), the  Class I  Certificates
                         and  the Class  R Certificates.    Only the  Offered
                         Certificates  are offered  hereby.   Any information
                         contained  herein regarding the  Class I or  Class R
                         Certificates is included solely to permit a better understanding of the Offered Certificates.

                         The Class A-1 and Class A-2 Certificates (collectively, the "Fixed Rate Certificates") and the Class I Certificates are related to Loan Group One (Home Equity Loans) and the Class A-3 Certificates are related to Loan Group Two (Home Improvement Contracts). Each Class of Offered Certificates represents the right to receive payments of interest at the per annum rate (the "Certificate Rate") described below and payable monthly, and payments of principal to the extent provided below. The Offered Certificates will be offered for purchase in minimum dollar denominations of $25,000 and integral multiples of $1,000 in excess thereof, provided, however, that one Certificate of each Class of Offered Certificates may be issued in an amount representing the remainder, if any, of such Class. The "Percentage Interest" evidenced by an Offered Certificate will be equal to the percentage derived by dividing the denomination of such Certificate by the aggregate denomination of all Certificates of the same Class as such Certificate.

Registration of the
Offered Certificates..   The   Offered   Certificates   initially   will   be
                         represented by one  or more certificates  registered
                         in  the name  of  Cede  & Co.,  the  nominee of  The
                         Depository  Trust  Company   ("DTC"),  and  will  be
                         available  only in the  form of book-entries  on the
                         records  of   DTC,  participating   members  thereof
                         ("Participants") and other  entities, such as banks,
                         brokers,  dealers  and  trust  companies that  clear
                         through or  maintain custodial relationships  with a
                         Participant,   either    directly   or    indirectly
                         ("Indirect  Participants").   References  herein  to
                         "holders"  reflect  the  rights  of  owners  of  the
                         Offered  Certificates only  as  they may  indirectly
                         exercise such rights  through DTC and  Participants,
                         except as  otherwise  specified herein.   See  "Risk
                         Factors--Book-Entry    Registration    May    Affect
                         Liquidity"  and "Description  of the  Certificates--
                         Book-Entry Registration" herein.

Distribution and
Record Dates..........   Distributions will be  made on the 25th  day of each
                         month or, if such 25th day is not a Business Day, on
                         the succeeding Business  Day (each, a  "Distribution
                         Date"),    beginning   in   ______________,   199__.
                         Distributions on a Distribution Date will be made to Holders of record as of the last Business Day of the month preceding the month in which such Distribution
                         Date occurs (each, a "Record Date").

Depositor
"Depositor"), a.......   Bear  Stearns  Asset  Backed  Securities, Inc.  (the
                         wholly-owned, special purpose subsidiary of The Bear
                         Stearns Companies  Inc.   None of  The Bear  Stearns
                         Companies  Inc.  nor  any  other  affiliate  of  the
                         Depositor,  the Servicer, the  Trustee or the Seller
                         has  guaranteed  or   is  otherwise  obligated  with
                         respect to the Certificates. See "The Depositor" in the Prospectus.

Seller................   ____________________________.    All  of  the  Loans
                         originally delivered  to  the  Trust  (the  "Initial
                         Loans")  were, and any  Subsequent Loans (as defined
                         below) will be,  originated by the  Seller or by  an
                         affiliate and acquired by the Seller in the ordinary
                         course  of its business.  The Loans will be acquired
                         by   the   Depositor  in   a   privately  negotiated
                         transaction concurrently  with the delivery  of such
                         Loans  to  the  Trust.     The  Seller's   corporate
                         headquarters are located at  ______________, and its
                         telephone number is _____________.   See "The Seller
                         and the Servicer" herein.

Servicer..............   ___________________________________.      See   "The
                         Seller and the Servicer" herein.

Trustee and
Back-Up Servicer......   ____________, a  ______________ organized  under the
                         laws of __________, will act as trustee and back-up servicer (the "Trustee" and the "Back-Up Servicer," respectively).

Cut-Off Date..........   ____________, 199_.

Closing Date..........   On or about ___________, 199_.

The Loans.............   The  Loans consist  of  promissory  notes  or  other
                         evidences  of  indebtedness (the  "Mortgage  Notes")
                         secured generally  by mortgages,  deeds of  trust or
                         other   instruments   (the   "Mortgages")   creating
                         subordinate liens primarily  on one- to  four-family
                         residential or mixed use properties (the  "Mortgaged
                         Properties"),   and   in  the   case  of   the  Home
                         Improvement  Contracts, by  purchase money  security
                         interests in the home improvements financed thereby.
                         Certain of  the Home  Improvement Contracts  will be
                         unsecured.  The Loans bear fixed or adjustable rates
                         (each, a "Loan Rate").  Interest on each  fixed rate
                         Mortgage Loan is calculated on the "simple interest"
                         method ("Simple  Interest Loans"),  and interest  on
                         each adjustable  rate Mortgage Loan is calculated on
                         the "actuarial" method ("Actuarial Loans").  Monthly
                         payments are due on the date of the month  specified
                         in the related  Mortgage Note (each, a  "Due Date").
                         The Due  Dates for  the Loans  occur throughout  the
                         month.    Except  for  the  Balloon  Loans  (defined
                         herein) in Loan Group _____, the Loans are fully amortizing.

Loan Group............   The  Loans will  be divided  into  two Loan  Groups.
                         One  will consist  of  fixed rate  and/or adjustable
                         rate  Home Equity Loans ("ARMs"), and Loan Group Two
                         will  consist of  fixed rate and/or  adjustable rate
                         (ARM)  Home  Improvement Contracts.   The  Loan Rate
                         borne  by each ARM is subject to adjustment annually
                         on  the date set forth in  the related Mortgage Note
                         (each, a "Change Date") to  equal the sum of (i) the
                         weekly  average  yield on  U.S.  Treasury securities
                         adjusted to a constant maturity of one year, as made
                         available by  the Federal  Reserve Board  as of  the
                         date  __ days before the applicable Change Date (the
                         "Index") and  (ii) the  number of  basis points  set
                         forth  in such Mortgage  Note (the  "Gross Margin"),
                         subject  to rounding  and  to  the  effects  of  the
                         Periodic Cap,  the applicable Lifetime  Cap and  the
                         applicable  Lifetime  Floor.    The  "Periodic  Cap"
                         limits changes in the Loan Rate for each ARM on each
                         Change Date to ___ basis points.  The "Lifetime Cap"
                         is the maximum Loan Rate that may be borne by an ARM
                         over  its life and  is equal to  the sum of  (i) the
                         initial Loan  Rate for such  ARM and (ii)  ___ basis
                         points.   The "Lifetime  Floor" is the  minimum Loan
                         Rate that may be borne by an ARM over its life and is equal to the initial Loan Rate for such ARM. The
                         ARMs do not provide for negative amortization. None of the ARMs has reached its initial Change Date.

                         The "Principal Balance" of a Mortgage Loan (other than a Liquidated Mortgage Loan (as defined herein)) on any day is equal to its principal balance as of the Cut-Off Date (or, with respect to a Subsequent Mortgage Loan, its principal balance as of the applicable Subsequent Cut-Off Date), minus all collections credited against the Principal Balance of such Mortgage Loan. The Principal Balance of a Liquidated Mortgage Loan after final recovery of related Liquidation Proceeds (as defined herein) will be zero. With respect to any Distribution Date and Loan Group, the "Loan Group Balance" will be equal to the aggregate of the Principal Balances of all Loans in such Loan Group as of the first day of the related Due Period. See "Description of the Loans" herein and Appendix A attached hereto.

Pre-Funding Account...   On the Closing  Date, an aggregate cash  amount (the
                         "Pre-Funded  Amount")  not to  exceed  approximately
                         $___________ will  be deposited  in the  Pre-Funding
                         Account.  Of such amount, approximately $___________
                         will  be used  to  purchase additional  home  equity
                         loans, home improvement  installment sales contracts
                         and  installment loan agreements secured by first or
                         second  liens on  Mortgaged Properties  ("Subsequent
                         Loans") for deposit into  the applicable Loan  Group
                         and,  if required, to  make accelerated  payments of
                         principal  on  the   Fixed  Rate  Certificates   and
                         approximately $_________  will be  used to  purchase
                         Subsequent  Loans for  deposit  into the  applicable
                         Loan Group  and, if  required,  to make  accelerated
                         payments of principal on the Class A-3 Certificates.
                         During  the period  (the "Pre-Funding  Period") from
                         the Closing Date to the earliest to occur of (i) the
                         date on which the aggregate amount on deposit in the
                         Pre-Funding Account  is less than  $_______, (ii) an
                         Event  of  Default  under the  Agreement  and  (iii)
                         ________,  199__,  amounts on  deposit  in the  Pre-
                         Funding Account may  be withdrawn from time  to time
                         to acquire Subsequent Loans  in accordance with  the
                         Agreement.   Any net investment earnings on the Pre-
                         Funded Amount will be transferred to the Capitalized
                         Interest Account  on each  Distribution Date  during
                         the  Pre-Funding  Period.    Any  Pre-Funded  Amount
                         remaining in the  Pre-Funding Account at the  end of
                         the Pre-Funding Period  will be  distributed on  the
                         Distribution  Date   occurring  at   or  immediately
                         following the  end of  the Pre-Funding  Period as  a
                         prepayment of principal  of the Class A-1  and Class
                         A-2  Certificates on  a  pro rata  basis, or  on the
                         Class A-3 Certificates, as  applicable, based on the
                         remaining Pre-Funded Amount allocated to the related
                         Loan  Group.    Only  fixed rate  and/or  adjustable
                         Subsequent  Home Equity Loans  may be added  to Loan
                         Group One,  and  only fixed  and/or adjustable  rate
                         Subsequent Home Improvement Contracts may be added to Loan Group Two.

Capitalized Interest
Account...............   On the Closing  Date, funds will be deposited  in an
                         account (the "Capitalized Interest Account") created
                         and  maintained with  the Trustee.    The amount  so
                         deposited  will  be  used  by  the  Trustee  on  the
                         Distribution Dates during the  Pre-Funding Period to
                         fund  the excess, if any, of the Interest Remittance
                         Amounts  for the  Offered  Certificates (as  defined
                         below) and the  premium due on  the Policy over  the
                         funds available therefor on such Distribution Dates.
                         Any  funds  remaining  in the  Capitalized  Interest
                         Account at the end of the Pre-Funding Period will be
                         distributed   to   the   Holders  of   the   Class R
                         Certificates.

Final Scheduled
Distribution Date.....   The Final Scheduled  Distribution Dates for  each of
                         the respective  classes of Offered  Certificates are
                         as  set forth below, although it is anticipated that
                         the  actual final  Payment Date  for  each Class  of
                         Offered   Certificates   will   occur  significantly
                         earlier   than    the   related    Final   Scheduled
                         Distribution  Date.    See   "Prepayment  and  Yield
                         Considerations" herein.

                              Final Scheduled
                              Distribution Date
                              -----------------

                              Class A-1 Certificates. . . . . . . . . ____
                              Class A-2 Certificates. . . . . . . . . ____
                              Class A-3 Certificates. . . . . . . . . ____

Interest..............   The  Certificate  Rate  for  each  Class of  Offered
                         Certificates  will be as  set forth or  described on
                         the  cover page hereof.   The "Remittance  Rate" for
                         each  Mortgage  Loan  in  Loan  Group  Two  will  be
                         calculated monthly,  and for  any Distribution  Date
                         will equal the  Loan Rate for such  Mortgage Loan at
                         the  beginning of  the related  Due  Period (defined
                         below) minus  the sum of  (a) the  Expense Fee  Rate
                         (defined herein)  and (b) the related  Excess Spread
                         Rate.   The "Excess  Spread Rate"  for any  Mortgage
                         Loan  in Loan  Group Two  will equal  the excess  of
                         (x) the Gross Margin for such Mortgage Loan less the
                         Expense  Fee Rate over  (y) _____%.  Holders  of the
                         Offered Certificates  will be entitled to receive on
                         each Distribution  Date,  to the  extent  funds  are
                         available  therefor,  interest   at  the  applicable
                         Certificate Rate accrued during the related Interest
                         Period on the related  Class Certificate Balance (as
                         described  below  under  the  caption  "Principal").
                         Holders of the Class I Certificates will be entitled
                         to  receive on each Distribution Date, to the extent
                         funds are available  therefor and concurrently  with
                         distributions  of   interest  on   the  Fixed   Rate
                         Certificates,  interest at  the  rate of  _____% per
                         annum accrued during the  related Interest Period on
                         the Notional  Balance of  the  Class I  Certificates
                         which,  for  any Distribution  Date, will  equal the
                         Loan Group Balance of Loan Group One as of the first
                         day  of  the related  Due  Period.   The  amount  of
                         interest (as described above) payable with respect to a Class of Offered Certificates or the Class I
                         Certificates  constitutes  the  "Interest Remittance
                         Amount" for such Class.

                         The "Interest Period" for each Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs. Interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. See "Description of the Certificates" herein.

Principal.............   As  to any  Loan Group  and  Distribution Date,  the
                         "Basic Principal Amount"  will equal the sum  of (i)
                         each  payment  of  principal  on  a  Mortgage   Loan
                         received  by  the  Servicer  (exclusive  of  amounts
                         described  in clauses  (ii) and (iii)  below) during
                         the calendar month  preceding the calendar month  in
                         which such Distribution Date occurs (with respect to
                         any  Distribution  Date,  the  "Due  Period");  (ii)
                         curtailments   (i.e.,   partial   prepayments)   and
                         prepayments in full received during the related  Due
                         Period;  (iii)   all  Insurance  Proceeds   and  Net
                         Liquidation  Proceeds  allocable  to  recoveries  of
                         principal of Home Equity Loans  and Home Improvement
                         Contracts received  during the  related Due  Period;
                         (iv) an amount  equal to the excess, if  any, of the
                         Principal Balance (immediately prior to liquidation)
                         of each Mortgage Loan liquidated during the  related
                         Due  Period  over  the   principal  portion  of  Net
                         Liquidation Proceeds received during such Due Period
                         (the "Unrecovered Class A Portion"); and (v) (a) the
                         outstanding Principal  Balance of any  Mortgage Loan
                         purchased  by the Seller or the Servicer as required
                         or  permitted by  the Agreement  as  of the  related
                         Determination  Date  and  (b)  with  respect  to any
                         Defective  Mortgage  Loan   for  which  the   Seller
                         substitutes an Eligible Substitute Mortgage Loan  as
                         of the related Determination Date, any excess of the
                         Principal Balance  of such  Defective Mortgage  Loan
                         over  the   Principal  Balance   of  such   Eligible
                         Substitute Mortgage Loan, plus the amount of any unreimbursed Servicing Advances (defined herein) made by the Servicer with respect to the Mortgage
                         Loan to the extent received.

                         Distributions of principal of a Class of Offered Certificates will be measured by the Basic Principal Amount for the related Loan Group. As to any Distribution Date and Class of Offered Certificates, the "Principal Remittance Amount" will equal the sum of (i) the lesser of (x) the Basic Principal Amount for the related Loan Group and (y) the portion of such Basic Principal Amount required to be distributed to increase the Overcollateralization Amount (defined below) for the related Loan Group to the Required Overcollateralization Amount (defined below) for such Loan Group, (ii) the related Carry-Forward Amount (defined below), and (iii) on the Distribution Date at or immediately following the end of the Pre-Funding Period, the amount, if any, allocable to the related Loan Group remaining in the Pre-Funding Account (exclusive of any investment earnings included therein). Distributions of principal will be allocated among the Classes of Offered Certificates as described herein under "Description of the Certificates--Priority of Distributions." As described below, Holders of a Class of Offered Certificates also may receive distributions of Additional Principal (defined below) on a Distribution Date.

                         The Interest Remittance Amount, the Principal Remittance Amount and the Additional Principal, if any, for a Class of Offered Certificates together constitute the "Class Remittance Amount" for such Class and each Distribution Date.

                         An amount to cover any loss on a liquidated Mortgage Loan (i.e., the Unrecovered Class A Portion) may or may not be distributed to the Holders of the related Class of Offered Certificates on the Distribution Date which immediately follows the event of loss. However, the Holders of such Certificates are entitled to receive ultimate recovery of 100% of the original Class Certificate Balance of the applicable Class of Certificates.

                         The "Class Certificate Balance" of a Class of Offered Certificates on any date is equal to the Class Certificate Balance of such Class on the Closing Date (the "Original Class Certificate Balance") minus the aggregate of amounts actually distributed as principal to the Holders of such Class of Offered Certificates.

                         The "Carry-Forward Amount" of a Class of Offered Certificates on any Distribution Date will equal the sum of (a) the excess of the aggregate of the Class Remittance Amounts as of each preceding Distribution Date over the amount of the actual distributions to the Holders of such Class of Offered Certificates made on any such Distribution Date and not subsequently distributed, and (b) interest on the amount, if any, of the interest component of the amount described in clause (a) at one-twelfth of the applicable Certificate Rate. See "Description of the Certificates" herein.

Overcollateralization and
Crosscollateralization.  On    any    Distribution   Date    on    which  the
                         Overcollateralization   Amount  for  a  Loan   Group
                         is  less  than  the  Required  Overcollateralization
                         Amount  for  such  Loan  Group,  the  Remaining  Net
                         Excess   Spread  for   such   Loan   Group plus  the
                         Available  Transfer  Cashflow  and  the  Net  Excess
                         Principal,  if  any,   will    be   used   to   make
                         additional   distributions  of   principal  of   the
                         related    Class     or    Classes     of    Offered
                         Certificates    ("Additional    Principal")    until
                         such   Overcollateralization   Amount   equals   the
                         related   Required   Overcollateralization   Amount.

                         As to any Loan Group and Distribution Date, the "Overcollateralization Amount" will equal the sum of
                         (a) the excess, if any, of (i) the sum of the Loan Group Balance and the amount on deposit in the Pre-Funding Account allocated to such Loan Group (exclusive of any investment earnings included therein) as of the close of business on the last day of the related Due Period, over (ii) the Class Certificate Balance of the related Class or Classes of Offered Certificates, after giving effect to the distributions of the related Principal Remittance Amount on such Distribution Date, and (b) the amount, if any, on deposit in the Spread Account allocated to the related Class or Classes of Offered Certificates.

                         The Agreement provides that, subject to certain floors, caps and triggers, the required level of
                         overcollateralization         (the         "Required
                         Overcollateralization Amount") may (i) increase or decrease over time based on the delinquency and default experience on the Loans in the Trust,
                         (ii) be increased by the Certificate Insurer at the end of the Pre-Funding Period, (iii) step down based on the passage of time and the amortization of the Loans in the Trust or (iv) be reduced or eliminated by the Certificate Insurer so long as a Certificate Insurer Default (as defined herein) has not occurred.

                         As to any Distribution Date and Loan Group: (a) the "Excess Spread" will equal interest collected or advanced on the Loans in such Loan Group (including amounts allocated to the related Class or Classes of Offered Certificates in the Capitalized Interest
                         Account) minus the sum of (i) the Interest Remittance Amount for the related Class or Classes of Offered Certificates and, in the case of Loan Group One, the Interest Remittance Amount for the Class I Certificates, (ii) the Servicing Fee, (iii) the Back-Up Servicing Fee, (iv) the Trustee Fee and
                         (v) the Premium Fee (the sum of clauses (ii) through
                         (v), the "Expense Fees"); (b) the "Net Excess Spread" will equal the Excess Spread remaining after the application thereof to cover an Available Funds Shortfall with respect to the related Loan Group;
                         (c) "Remaining Net Excess Spread" will equal the Net Excess Spread remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Loan Group and will be used to make payments of Additional Principal to the Class or Classes of Offered Certificates related to such original Loan Group; (d) the "Available Transfer Cashflow" will equal the Remaining Net Excess Spread for the other Loan Group after the application thereof to the payment of Additional Principal to the Class or Classes of Offered Certificates related to such other Loan Group; (e) the "Excess Principal" will equal the lesser of (i) the portion of the Basic Principal Amount for such Loan Group which is not required to be included in the Principal Remittance Amount for the related Class or Classes of Offered Certificates on such Distribution Date and (ii) the amount of such portion remaining after the application of the related Available Remittance Amount to the Required Payments for such Loan Group;
                         (f) the "Net Excess Principal" will equal the Excess

                         Principal remaining after the application thereof to cover an Available Funds Shortfall in the other Loan Group; (g) an "Available Funds Shortfall" is the amount by which the Available Remittance Amount for a Loan Group is less than the related Required Payments, and (h) the "Required Payments" equal the sum of the related Expense Fees (other than the Servicing Fee), the Interest Remittance Amount(s), the Principal Remittance Amount and reimbursement of amounts due the Certificate Insurer with respect to such Loan Group.

Spread Account........   On the Closing  Date the Trustee will  establish and
                         thereafter   maintain   an  account   (the   "Spread
                         Account").  If required by the Certificate  Insurer,
                         the  holder of the Class R Certificates will deliver
                         to the Trustee for deposit in the Spread Account the
                         amount required by  the Certificate Insurer.   Funds
                         on deposit  in the Spread  Account, if any,  will be
                         available  for  withdrawal  to fund  any  shortfalls
                         between  the  available  funds  for distribution  to
                         Holders of the Offered Certificates and the  related
                         Interest Remittance Amounts  or Principal Remittance
                         Amounts.
The Certificate
Insurer................  _____________  (the  "Certificate   Insurer")  is  a
                         ______________  engaged  only  in  the  business  of
                         writing  financial  guaranty and  surety  insurance.
                         The  Certificate Insurer  insures structured  asset-
                         backed,  corporate,  municipal and  other  financial
                         obligations  in  the  domestic  and foreign  capital
                         markets.   The  Certificate Insurer's  claims-paying
                         ability is rated AAA by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and Aaa by Moody's Investors Service, Inc. ("Moody's"). See
                         "The Policy and the Certificate Insurer" herein.

                         Pursuant to the Insurance and Reimbursement Agreement, dated as of the Cut-Off Date (the "Insurance Agreement"), among the Certificate Insurer, the Depositor, the Seller and the Servicer, the Certificate Insurer will issue a financial guaranty insurance policy (the "Policy") pursuant to which it will irrevocably and unconditionally guaranty, among other things, payment on each Distribution Date to the Trustee for the benefit of the Holders of each Class of Offered Certificates of the Guaranteed Interest Payment Amount and the Guaranteed Principal Payment Amount. The terms of the Offered Certificates and the Agreement may not be amended unless the Certificate Insurer has given its prior written consent.

                         So long as there does not exist a failure by the Certificate Insurer to make a required payment under the Policy (such event, a "Certificate Insurer Default"), the Certificate Insurer will have the right to exercise all rights of the Holders of the

                         Offered Certificates under the Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Certificate Insurer except as provided in the Agreement.

Servicing.............   The Servicer  will  be  responsible  for  servicing,
                         managing and making  collections on the Loans.   The
                         Servicer will deposit all  collections in respect of
                         the Home  Equity  Loans  and/or    Home  Improvement
                         Contracts  in  a   Loan  Group   into  the   related
                         Collection Account as described  herein.  Not  later
                         than the 18th day of the month  (or if such 18th day
                         is not a  Business Day, the preceding  Business Day)
                         of  each   Distribution  Date   (the  "Determination
                         Date"), the Trustee will calculate the amounts to be
                         paid, as described herein, to the Certificateholders
                         on  such Distribution Date.  See "Description of the
                         Certificates--Priority  of   Distributions"  herein.
                         With respect to  each Due Period, the  Servicer will
                         receive  from payments in respect of interest on the
                         Loans actually received, a portion of such  payments
                         as  a monthly servicing fee (the "Servicing Fee") in
                         the amount of  ___% per annum   (the "Servicing  Fee
                         Rate")  on  the Principal  Balance of  each Mortgage
                         Loan as  of the first  day of each such  Due Period.
                         See  "Description  of   the  Certificates--Servicing
                         Compensation and  Payment of  Expenses" herein.   In
                         certain limited circumstances, the Servicer may resign or be removed, in which event either the Back-Up Servicer or a third-party servicer will be appointed as a successor Servicer. See "Description of the Certificates--Certain Matters Regarding the Servicer" herein.

Monthly Advances......   The Servicer is required to remit to  the Trustee no
                         later  than  the  close of  business  on  the second
                         Business  Day  preceding  a  Distribution  Date  for
                         deposit  in  the  applicable Collection  Account  an
                         amount equal to the  sum of (a) interest  accrued on
                         each Mortgage  Loan through  the date  on which  the
                         related monthly payment was due (the "Due Date") but
                         not  received by  the Servicer  as of  the  close of
                         business on the  related Determination Date, net  of
                         the Servicing Fee and (b)  with respect to each  REO
                         Property which was  acquired during or prior  to the
                         related  Due  Period   and  as  to  which   a  final
                         disposition thereof did not occur during the related
                         Due Period, an amount  equal to the excess,  if any,
                         of interest for  the most recently ended  Due Period
                         on  the  Principal  Balance  of  the  Mortgage  Loan
                         related to  such REO  Property at  the related  Loan
                         Rate, net of the Servicing  Fee, over the net income
                         from the REO Property transferred to such Collection
                         Account for  such Distribution Date  pursuant to the
                         Agreement (the "Monthly Advance").   The Servicer is
                         not required to  make any Monthly Advances  which it
                         determines would  be nonrecoverable.   Such  Monthly
                         Advances  by the  Servicer are  reimbursable  to the
                         Servicer   subject   to   certain   conditions   and
                         restrictions. See "Description of the Certificates--
                         Advances" herein.

Prepayment Interest
Shortfalls............   Not later than  the second Business Day prior to the
                         related Distribution Date,  the Servicer is required
                         to remit to the Trustee, up to  the amount otherwise
                         payable to the  Servicer as its  aggregate Servicing
                         Fee for the related Due Period, without any right of
                         reimbursement, an amount equal  to, with respect  to
                         each   Mortgage  Loan  as   to  which   a  principal
                         prepayment in  full was received from  the Mortgagor
                         during the related  Due Period, the excess,  if any,
                         of 30  days' interest  on the  Principal Balance  of
                         such  Mortgage Loan  at the  Loan Rate  (or at  such
                         lower  rate as may  be in  effect for  such Mortgage
                         Loan  because of  application of  the  Soldiers' and
                         Sailors' Civil Relief  Act of 1940, as  amended (the
                         "Civil Relief Act"), or as a result of any reduction
                         of the monthly payment due on  such Mortgage Loan as
                         a result of a bankruptcy proceeding (a "Debt Service
                         Reduction"))  minus  the   Servicing  Fee  for  such
                         Mortgage Loan over the amount of interest actually paid by the related Mortgagor in connection with such principal prepayment (with respect to all such Home Equity Loans and Home Improvement Contracts, the "Prepayment Interest Shortfall").

Optional Termination by
the Servicer...........  On any Distribution  Date on which the  aggregate of the Loan Group Balances (the "Pool Balance") is less than ___ of the sum of (i) the Pool Balance as of the Cut-Off Date and (ii) the Principal Balance of
                         the Subsequent Loans as of their respective Subsequent Cut-Off Dates, the Servicer will have the option to purchase, in whole, the Home Equity Loans, the Home Improvement Contracts and the related REO Property, if any, remaining in the Trust. See "Description of the Certificates--Termination; Retirement of the Certificates" herein.

Optional Purchase of
Defaulted Loans.......   The Servicer has  the option, but is  not obligated,
                         to purchase from the Trust any Loan ___ days or more
                         delinquent  at   a  purchase  price  equal   to  the
                         outstanding  Principal Balance  as  of the  date  of
                         purchase,  plus the greater  of (i) all  accrued and
                         unpaid interest on  such Principal Balance  and (ii)
                         30  days'   interest  on  such   Principal  Balance,
                         computed  at the  Loan Rate,  plus  all unreimbursed
                         amounts  owing  to  the   Certificate  Insurer  with
                         interest  thereon at  the rate  referred  to in  the
                         Insurance  Agreement.     See  "Description  of  the
                         Certificates--Optional Purchase of Defaulted Loans" herein.

Certain Federal
Income Tax
Considerations........   For federal income tax purposes, an election will be
                         made to treat certain assets of the Trust as a "real estate mortgage investment conduit" (the "REMIC").
                         The Offered Certificates will constitute "regular interests" in a REMIC and will be treated as debt instruments of the REMIC and as interests of the Trust for federal income tax purposes with payment terms equivalent to the terms of such Certificates.

                         The Holders of the Offered Certificates will be required to include in income interest on such Certificates in accordance with the accrual method of accounting, and the Offered Certificates may, depending on their issue price, be treated as having been issued with original issue discount for federal income tax purposes. For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Considerations" in the Prospectus.

ERISA Considerations..   Fiduciaries  of employee  benefit  plans subject  to
                         Title I  of the Employee Retirement  Income Security
                         Act of  1974, as amended  ("ERISA"), should consider
                         the  ERISA  fiduciary  investment  standards  before
                         authorizing an investment  by a plan in  the Offered
                         Certificates.    In addition,  fiduciaries of:   (i)
                         employee  benefit plans subject to Title I of ERISA,
                         (ii) employee  benefit  plans  or  other  retirement
                         arrangements   (including   individual    retirement
                         accounts  and certain  Keogh  plans) which  are  not
                         subject to ERISA,  but which are subject  to Section
                         4975  of the  Internal  Revenue  Code  of  1986,  as
                         amended (the  "Code"),  or  (iii) any  entity  whose
                         underlying assets  are deemed to include plan assets
                         by reason  of a  plan or  account investing in  such
                         entity  (collectively,  "Plan(s)"),  should  consult
                         with  their legal  counsel  to determine  whether an
                         investment in  the Offered  Certificates will  cause
                         the  assets  of  the Trust  ("Trust  Assets")  to be
                         considered plan assets  pursuant to  the plan  asset
                         regulations set  forth in 29 C.F.R.  Section 2510.3-
                         101,  thereby subjecting the  Plan to the prohibited
                         transaction rules  with respect to the  Trust Assets
                         and  the  Trustee  and  Servicer  to  the  fiduciary
                         investment standards  of ERISA, or cause  the excise
                         tax provisions of Section 4975 of the  Code to apply
                         to the Trust  Assets, unless some exemption  granted
                         by  the Department of Labor applies to the purchase,
                         sale,   transfer   or   holding   of   the   Offered
                         Certificates.    One  such  exemption is  Prohibited
                         Transaction   Exemption   90-30,  subject   to   the
                         satisfaction  of  the  requirements  thereof.    See
                         "Erisa Considerations" in the Prospectus.

Legal Investment
Considerations........   The   Offered  Certificates   will  not   constitute
                         "mortgage related  securities" for  purposes of  the
                         Secondary Mortgage  Market Enhancement Act  of 1984,
                         as   amended    ("SMMEA").       Accordingly,   many
                         institutions with legal authority to invest in comparably rated securities may not be legally authorized to invest in the Offered Certificates.
                         See "Legal Investment" in the Prospectus.

Certificate Rating....   It is a  condition to the issuance of  each Class of
                         Offered  Certificates that they  be rated  not lower
                         than  _____ by Standard &  Poor's, a division of The
                         McGraw-Hill  Companies,  Inc.  ("S&P"), and  _______
                         by Moody's Investors Service, Inc. (each, a  "Rating
                         Agency").  A security rating is not a recommendation
                         to buy, sell  or hold securities and  may be subject
                         to  revision  or  withdrawal  at  any  time  by  the
                         assigning  rating agency.   In addition,  a security
                         rating does not  address or assess the  frequency or
                         likelihood of prepayments on the Loans or the degree
                         to  which such prepayments  might differ  from those
                         originally  anticipated.   A  rating  also does  not
                         address the possibility that holders of the  Offered
                         Certificates might suffer a lower than anticipated yield. See "Ratings" and "Risk Factors--Certificate
                         Rating Is Not a Recommendation" herein.




                                 RISK FACTORS

     Investors should consider, among other things, the following factors in connection with the purchase of the Offered Certificates.

     Trust Is Only Source of Payment. The Offered Certificates do not represent an interest in, or the obligation of, the Depositor, the Seller, the Servicer, the Trustee or any of their respective affiliates. The Offered Certificates will be payable solely from the Trust. There will be no recourse to the Depositor, the Seller, the Servicer, the Trustee or any other person for any failure to receive distributions on the Offered Certificates. Consequently, Holders of the Offered Certificates must rely solely upon payments with respect to the Loans and the other assets constituting the Trust, including any amounts available pursuant to the Policy, for the payment of principal of and interest on such Certificates. Neither the Offered Certificates nor the Loans are insured or guaranteed by any government agency or instrumentality.

     Second Mortgages Include Additional Risks. Approximately __% of the Home Equity Loans and approximately __% of the Home Improvement Contracts by aggregate principal balance are secured by second mortgages, which are subordinate to the rights of the mortgagee under the senior mortgage or mortgages encumbering the related Mortgaged Property ("First Liens"), the proceeds from any foreclosure, liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of such junior mortgage only to the extent that the claims of the mortgagees under such First Liens have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the Mortgaged Property securing a junior mortgage unless it forecloses subject to the First Liens, in which case it must either pay the entire amount due on the First Liens to the mortgagees thereof at or prior to the foreclosure sale or undertake the obligation to make payments on the First Liens in the event the mortgagor is in default thereunder. The Trust will not have any source of funds to satisfy the First Liens or make payments due to the mortgagees thereof. In addition, approximately __% of the Home Improvement Contracts are secured by purchase money security interests and approximately __% of the Home Improvement Contracts are unsecured.

     Liquidation expenses with respect to defaulted mortgage loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted home equity loan or home improvement contract having a small remaining principal balance as it would in the case of a defaulted mortgage loan having a larger principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the smaller mortgage loan than would be the case with a larger loan. Because the average outstanding principal balances of the Loans are small relative to the size of the loans in a typical pool of conventional first mortgages, realizations net of liquidation expenses on defaulted Loans may also be smaller as a percentage of the principal amount of the Loans than would be the case with respect to a typical pool of conventional first mortgage loans.

     There are several factors that could adversely affect the value of Mortgaged Properties such that the outstanding balance of the related Mortgage Loan, together with any senior financing on the Mortgaged Properties, would equal or exceed the value of the Mortgaged Properties. Among the factors that could adversely affect the value of the Mortgaged Properties are an overall decline in the residential real estate market in the areas in which the Mortgaged Properties are located or a decline in the general condition of the Mortgaged Properties as a result of failure of borrowers to maintain adequately the Mortgaged Properties or of natural disasters that are not necessarily covered by insurance, such as earthquakes and floods. Any such decline could extinguish the value of a junior interest in Mortgaged Property before having any effect on the related senior interest therein. If such a decline occurs, the actual rates of delinquencies, foreclosure and losses on the junior Loans could be higher than those currently experienced in the mortgage lending industry in general.

     Prepayments May Fluctuate. All of the Loans may be prepaid in whole or in part at any time without penalty. Home equity loans and home improvement contracts, such as the Home Equity Loans and the Home Improvement Contracts have been originated in significant volume only during the past few years and the Depositor is not aware of any publicly available studies or statistics on the rate of prepayment of such loans. Generally, home equity loans and home improvement contracts are not viewed by borrowers as permanent financing. Accordingly, the Home Equity Loans and the Home Improvement Contracts may experience a higher rate of prepayment than traditional loans. The prepayment experience of the Trust may be affected by a wide variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility. In addition, all of the Loans contain due-on-sale provisions and the Servicer is obligated to enforce such provisions unless such enforcement is not permitted by applicable law.

     The rate of prepayments of conventional housing loans and other receivables has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the interest rates on the Loans, such loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by such loans.

     Payments on the Loans May Vary. When a principal prepayment in full is made on a Mortgage Loan, the Mortgagor is charged interest only up to the date of such prepayment, instead of for a full month. In addition, all of the fixed rate Loans are Simple Interest Loans pursuant to which interest is computed and charged to the Mortgagor on the outstanding principal balance of the related Mortgage Loan based on the number of days elapsed between the date through which interest was last paid on the Mortgage Loan to receipt of the Mortgagor's most current payment, and the portions of each monthly payment that are allocated to interest and principal are adjusted based on the actual amount of interest charged on such basis. Consequently, if less than a full month has elapsed between the interest paid to date and the next payment on a Simple Interest Loan, the amount of interest actually paid by the Mortgagor will be less than a full month's interest on the principal balance of such Mortgage Loan. Conversely, if more than a full month has elapsed between payments on a Simple Interest Loan, the amount of interest actually paid by the Mortgagor will be greater than a full month's interest on the principal balance of such Mortgage Loan.

     Each ARM will be serviced as an Actuarial Loan. Actuarial Loans provide that interest is charged to each related Mortgagor, and payments are due therefrom, as of a scheduled day in each month that is fixed at the time of origination. Scheduled monthly payments by a Mortgagor on an Actuarial Loan either earlier or later than the scheduled due date therefor will not affect the amortization schedule or the relative application of such payment to principal and interest.

     Balloon Loans May Adversely Affect Distributions. Approximately _____% by aggregate Principal Balance as of the Cutoff Date of the Initial Home Equity Loans in Loan Group One and approximately __% of the Initial Home Improvement Contracts in Loan Group Two have original terms to stated maturity of up to ___ years and amortization schedules of up to ___ years ("Balloon Loans"), leaving a substantial payment due at the stated maturity (each, a "Balloon Payment"). The ability of a Mortgagor/Borrower to repay a Balloon Loan at maturity frequently will depend on such Mortgagor's/Borrower's ability to refinance the Mortgage Loan. The ability of a Mortgagor/Borrower to refinance such a Mortgage Loan will be affected by a number of factors, including the level of available mortgage rates at the time, the value of the related Mortgaged Property, the Mortgagor's/Borrower's equity in the related Mortgaged Property, the financial condition of the Mortgagor/Borrower, the tax laws and general economic conditions at the time.

     Although a low interest rate environment may facilitate the refinancing of a Balloon Payment, the receipt and reinvestment by Certificateholders of the proceeds in such an environment may produce a lower return than that previously received in respect of the related Mortgage Loan. Conversely, a high interest rate environment may make it more difficult for the Mortgagor/Borrower to accomplish a refinancing and may result in delinquencies or defaults. None of the Depositor, the Seller, the Servicer or the Trustee will be obligated to provide funds to refinance any Mortgage Loan.

     The Pre-Funding May Adversely Affect Investment. If the principal amount of eligible Loans available during the Pre-Funding Period is less than _____% of the original Pre-Funded Amount, the Depositor will have insufficient Loans to sell to the Trust on the Subsequent Transfer Dates, thereby resulting in prepayments of principal to Holders of one or more Classes of Offered Certificates as described herein.

     Each Subsequent Mortgage Loan must satisfy the eligibility criteria set forth in the Agreement. However, Subsequent Loans may be originated or purchased by the Seller using credit criteria different from those which were applied to the Initial Loans and may be of a different credit quality. Therefore, following the transfer of Subsequent Loans to a Loan Group, the aggregate characteristics of the Loans then held by the Trust as part of such Loan Group may vary from those of the Initial Loans in such Loan Group.

     The ability of the Trust to invest in Subsequent Loans is largely dependent upon whether the Seller is able to originate or purchase home equity loans, home improvement installment sales contracts or installment loan agreements which meet the requirements for transfer to the Trust under the Agreement. The ability of the Seller to originate or purchase such mortgage loans is affected by a variety of social and economic factors. Economic factors include interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally.

     Underwriting Standards May Affect Performance. As described herein, _____________'s underwriting standards generally are less stringent than those of FNMA or FHLMC with respect to a borrower's credit history and in certain other respects. A borrower's past credit history may not preclude __________ from making a loan; however, it will reduce the size (and consequently the Combined Loan-to-Value Ratio) of the loan that ___________ is willing to make. As a result of this approach to underwriting, the Loans in the Trust may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a more traditional manner.

     Geographic Concentration May Adversely Affect Performance. Approximately _____% and _____% (by Principal Balance as of the Cutoff Date) of the Initial Home Equity Loans in Loan Group One and the Initial Home Improvement Contracts in Loan Group Two, respectively, are secured by Mortgaged
Properties located in ___________. To the extent that the region has experienced or may experience in the future weaker economic conditions or greater rates of decline in real estate values than the United States generally, such a concentration of the Loans may be expected to exacerbate the foregoing risks. The Depositor can neither quantify the impact of any recent property value declines on the Loans nor predict whether, to what extent or for how long such declines may continue.

     Book-Entry Registration May Affect Liquidity. Issuance of the Offered Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary trading market since investors may be unwilling to purchase Offered Certificates for which they cannot obtain physical certificates.

     Since transactions in the Offered Certificates will, in most cases, be able to be effected only through Participants, Indirect Participants and certain banks, the ability of a Certificate Owner to pledge an Offered Certificate to persons or entities that do not participate in the DTC system, or otherwise to take actions in respect of such certificate, may be limited due to lack of a physical certificate representing the Certificates.

     Certificate Owners may experience some delay in their receipt of distributions of interest on and principal of the Offered Certificates since distributions may be required to be forwarded by the Trustee to DTC and, in such a case, DTC will be required to credit such distributions to the accounts of its Participants which thereafter will be required to credit them to the accounts of the applicable Class of owners either directly or indirectly through Indirect Participants. See "Description of the Certificates--Book-Entry Registration" herein.

     Certificate Rating Is Not A Recommendation. The rating of the Offered Certificates will depend primarily on an assessment by the Rating Agencies of the Home Equity Loans and Home Improvement Contracts and upon the claims-paying ability of the Certificate Insurer. Any reduction in a rating assigned to the claims-paying ability of the Certificate Insurer below the rating initially given to the Offered Certificates may result in a reduction in the rating of such Certificates. The rating by the Rating Agencies of the Offered Certificates is not a recommendation to purchase, hold or sell the Offered Certificates, inasmuch as such rating does not comment as to the market price or suitability for a particular investor. There is no assurance that the ratings will remain in place for any given period of time or that the ratings will not be lowered or withdrawn by the Rating Agencies.


                           DESCRIPTION OF THE LOANS

GENERAL

     The Initial Loans were, and any Subsequent Loans will be, originated by the Seller or an affiliate in accordance with the policies set forth under "Home Equity and Home Improvement Loan Program." All of the Initial Loans are, and all Subsequent Loans will be, home equity loans bearing fixed or adjustable interest rates (the "Loan Rates") and evidenced by promissory notes (the "Mortgage Notes") secured by deeds of trust, security deeds or mortgages on Mortgaged Properties.

     The Loans are secured by either first or second mortgages or deeds of trust on Mortgaged Properties located in _____ states. The Mortgaged
Properties securing the Loans consist primarily of one- to four-family residential or mixed-use properties including townhouses and individual units in condominiums and planned unit developments. The Mortgaged Properties may be owner-occupied (which includes second and vacation homes) and non-owner occupied investment properties. Certain of the Home Improvement Contracts are unsecured or secured by purchase money security interests in the home improvements financed thereby.

     Certain Mortgage Loans (including Subsequent Loans, if any) will be a Simple Interest Loan bearing interest at a fixed rate. Certain of the Loans will have original terms to stated maturity of up to __ years and amortization schedules of up to __ years ("Balloon Loans"), leaving a substantial payment due at the stated maturity (each, a "Balloon Payment").

     Certain other Mortgage Loans (including Subsequent Loans, if any) will bear interest at an adjustable rate and will be serviced as an Actuarial Loan. The Loan Rate borne by each ARM is subject to adjustment on the date set forth in the related Mortgage Note (each, a "Change Date") to equal the sum of (i) the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board as of the date __ days before the applicable Change Date (the "Index") and
(ii) the number of basis points set forth in such Mortgage Note (the "Gross Margin"), subject to rounding and to the effects of the Periodic Cap, the applicable Lifetime Cap and the applicable Lifetime Floor. The "Periodic Cap" limits changes in the Loan Rate for each ARM on each Change Date to ___ basis points. The "Lifetime Cap" is the maximum Loan Rate that may be borne by an ARM over its life and is equal to the sum of (i) the initial Loan Rate for such ARM and (ii) ___ basis points. The "Lifetime Floor" is the minimum Loan Rate that may be borne by an ARM over its life and is equal to the initial Loan Rate for such ARM. The ARMs do not provide for negative amortization.

STATISTICAL INFORMATION

     Set forth below is certain summary statistical information regarding the Initial Loans expected to be included in their respective Loan Groups as of the Closing Date. All such information is approximate and is given as of the Cutoff Date. More detailed statistical information is set forth in Appendix
A. Prior to the Closing Date, Loans may be removed from their respective Loan Groups and other Loans may be substituted therefor. In addition, regularly scheduled payments on the Loans will affect the balances and percentages set forth below and in Appendix A, and Loans may be prepaid at any time. As a result, certain characteristics of the Loans in one or both Loan Groups may vary from the characteristics set forth below and in Appendix A as of the Cutoff Date.

     Home Equity Loans -- Loan Group One. With respect to the Initial Group One Home Equity Loans as of the Cutoff Date: the Principal Balances ranged from $________ to $____________; the average Principal Balance was $__________; the Loan Rates ranged from ____% to ____%; the weighted average Loan Rate was ______%; the original Combined Loan-to-Value Ratios ranged from ___% to ___%; the weighted average original Combined Loan-to-Value Ratio was
______%; the remaining terms to stated maturity of the Balloon Loans ranged from ___ months to ____ months; the weighted average remaining term to stated maturity of the Balloon Loans was _______ months; the remaining terms to stated maturity of the non-Balloon Loans ranged from ___ months to ___ months; the weighted average remaining term to stated maturity of the non-Balloon Loans was ____ months; approximately _____% of the Group One Home Equity Loans are Balloon Loans; the number of months since funding ranged from __ months to ___ months; the weighted average number of months since funding was ____ months; and no more than ____% of the Initial Group One Home Equity Loans will be secured by Mortgaged Properties located in any one postal zip code area.

     Home Improvement Contracts -- Loan Group Two. With respect to the Initial Group Two Home Improvement Contracts as of the Cutoff Date: the Principal Balances ranged from $_________ to $________; the average Principal Balance was $________; the current Loan Rates ranged from ______% to _______%; the weighted average current Loan Rate was ______%; the original Combined Loan-to-Value Ratios ranged from ____% to ____%; the weighted average original Combined Loan-to-Value Ratio was ___%; the remaining terms to stated maturity ranged from ___ months to ___ months; the weighted average remaining term to stated maturity was _____ months; the number of months since funding ranged from __ months to __ months; the weighted average number of months since funding was ___ months; the Gross Margins ranged from ____% to ______%; the weighted average Gross Margin was ______%; the Lifetime Floors ranged from ____% to ______%; the weighted average Lifetime Floor was ______%; the Lifetime Caps ranged from ______% to ________%; the weighted average Lifetime Cap was _____%; the weighted average number of months to the next Change Date was ______ months; and no more than ____% of the Initial Group Two Home Improvement Contracts are secured by Mortgaged Properties located in any one postal zip code area.

SUBSEQUENT LOANS

     The Depositor expects to sell Subsequent Loans to the Trust during the Pre-Funding Period for inclusion in the applicable Loan Group. The purchase price for each Subsequent Mortgage Loan will equal the outstanding principal balance thereof as of the opening of business on the first day of the month in which such Subsequent Mortgage Loan is transferred to the Trust (each, a "Subsequent Cut-Off Date") and will be paid by withdrawal of funds on deposit in the Pre-Funding Account allocated to the applicable Loan Group. The Subsequent Loans will have been originated more recently than, and may have other characteristics which differ from, the Loans initially included in the respective Loan Groups. As a result, following any sale of Subsequent Loans to the Trust, the description of the Loan Groups set forth above and in Appendix A may not accurately reflect the characteristics of all of the Loans and Subsequent Loans in such Loan Groups. However, the Subsequent Loans must conform to the representations and warranties set forth in the Agreement. Following the end of the Pre-Funding Period, the Depositor expects that the Loans (including Subsequent Loans) in Loan Group One and Loan Group Two will have the following approximate characteristics.

LOAN GROUP ONE

     Average Unpaid Principal Balance . . . . . . . . . . . . . . . . . .   at least $______
     Weighted Average Loan Rate   . . . . . . . . . . . . . . . . . . . .   _____% - _____%
     Weighted Average Remaining Term to Stated Maturity   . . . . . . . .   __ months - __ months
     Weighted Average Original Combined Loan-to-Value Ratio   . . . . . .   not more than __%
     Weighted Average Loan Age  . . . . . . . . . . . . . . . . . . . . .   0 month - __ month
     Loans Secured by Primary Residences  . . . . . . . . . . . . . . . .   at least __%
     Single Family Detached   . . . . . . . . . . . . . . . . . . . . . .   at least __%
     State Distribution
       ________   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   not more than __%
       ________   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   not more than __%
       ________   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   not more than __%
       Any other individual state   . . . . . . . . . . . . . . . . . . .   not more than __%



LOAN GROUP TWO

     Average Unpaid Principal Balance . . . . . . . . . . . . . . . . . .   at least $______
     Weighted Average Initial Loan Rate   . . . . . . . . . . . . . . . .   _____% - _____%
     Weighted Average Remaining Term to Stated Maturity   . . . . . . . .   __ months - __ months
     Weighted Average Original Combined Loan-to-Value Ratio   . . . . . .   not more than __%
     Weighted Average Loan Age  . . . . . . . . . . . . . . . . . . . . .   0 month - __ months
     Weighted Average Gross Martin  . . . . . . . . . . . . . . . . . . .   at least __%
     Loans Secured by Primary Residences  . . . . . . . . . . . . . . . .   at least __%
     Single Family Detached   . . . . . . . . . . . . . . . . . . . . . .   at least __%
     State Distribution
       ________   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   not more than __%
       ________   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   not more than __%
       Any other individual state   . . . . . . . . . . . . . . . . . . .   not more than __%





                         THE SELLER AND THE SERVICER

     _____________ (the "Seller") is a ____________ which originates home equity loans, home improvement installment sales contracts and installment loan agreements secured by subordinate liens primarily on one- to four-family residential and mixed use properties, including townhouses and individual units in condominiums and planned unit developments. The Seller conducts its business directly and through ____ affiliated companies.

     For the three fiscal years ended ______________, the Seller funded $____ million, $___ million and $____ million, respectively, of mortgage loans. For the three months ended ___________, the Seller funded approximately $____ million of mortgage loans.

     As  of _________,  the  Seller  had approximately  ___  employees.   The
principal offices of the Seller are located at __________________________. Its telephone number is ____________.


                HOME EQUITY AND HOME IMPROVEMENT LOAN PROGRAM

GENERAL

     One of the Seller's products is a closed end, fixed rate, fully amortizing mortgage loan with an original term to maturity of ___ years. The Seller also offers fixed-rate fully-amortizing mortgage loans with original terms to maturity of ___________ and __ years and fixed rate mortgage loans with original terms to maturity of __ or __ years and an amortization schedule of up to __ years or an original term to maturity of up to __ years and an amortization schedule of up to __ years. The Seller also offers closed end, adjustable rate, fully-amortizing mortgage loans with original terms to maturity of either __ or __ years. Each adjustable rate mortgage loan provides for annual adjustments based on changes in the level of the Index, subject to rounding, the Periodic Cap and the applicable Lifetime Cap and the applicable Lifetime Floor.

     In most instances, the Seller's mortgage loans are non-purchase money mortgages secured by first or second liens on owner-occupied one- to four-family residential and mixed-use properties, including townhouses and individual units in condominiums and planned unit developments. In the fiscal year ended ____________ and the three months ended _____________, approximately ____% and _____%, respectively, of the mortgage loans originated by the Seller were secured by owner occupied residences. The Seller also makes mortgage loans secured by first or second liens on residential rental properties or vacation properties.

     (All of the Seller's fixed rate mortgage loans are Simple Interest Loans.) A Simple Interest Loan provides for a series of substantially equal monthly payments which, if paid when due, will fully amortize the amount financed by the scheduled maturity date. Each monthly payment includes an installment of interest which is calculated on the basis of the outstanding principal balance of the mortgage loan multiplied by the stated Loan Rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on such loan. As payments are received under a Simple Interest Loan, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a fixed monthly installment on a Simple Interest Loan before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays the fixed monthly installment after the scheduled due date, the portion of the payment allocable to interest will be greater, and the amortization of the unpaid principal balance will be correspondingly less.

     All of the Seller's mortgage loans may be prepaid by the borrowers in whole or in part at any time without penalty. Late charges are assessed on loans for which payments are made after applicable grace periods established by federal and state laws. None of the Seller's mortgage loans are insured or guaranteed by any governmental agency or instrumentality, and none are covered by primary mortgage guaranty insurance policies.

UNDERWRITING PROCEDURES

     The following is a description of the underwriting procedures customarily employed by the Seller with respect to fixed rate and adjustable rate mortgage loans, home improvement installment sales contracts and installment loan agreements secured by first or second liens on one- to four-family residential properties, including townhouses and individual units in condominiums and planned unit developments. The Seller's underwriting process, which is centralized at its corporate headquarters, is intended to assess the applicant's credit standing and repayment ability and the value and adequacy of the real property security as collateral for the proposed loan. The Seller considers itself to be a credit lender as opposed to an equity lender, focusing primarily on the borrower's ability and willingness to repay, and only secondarily on the potential value of the collateral upon foreclosure, in determining whether or not to make a mortgage or home improvement loan. As of ___________, the Seller employed ____ loan officers and ___ underwriters. Underwriters are primarily promoted from within the Seller on a selective basis in order to maintain the quality and integrity of the Seller's business philosophy. All underwriters receive fixed annual salaries which are not based on underwriting volume.

     The application process generally is conducted by telephone. Each applicant for a mortgage or home improvement loan is required to supply the information necessary to complete an application which lists the applicant's liabilities, income, credit and employment history and other demographic and personal information. If the information in the loan application demonstrates that the applicant has sufficient income and that there is sufficient equity in the real property to justify making a mortgage loan, the loan officer will conduct a further credit investigation of the applicant. This investigation includes obtaining and reviewing an independent credit bureau report on the credit history of the applicant in order to evaluate the applicant's ability to repay. The credit report typically contains information relating to such matters as credit history with local merchants and lenders, installment debt payments and any record of defaults, bankruptcy, collateral repossessions, suits or judgments. Any adverse information contained in the credit report must be acceptable (and if requested, explained) to the loan officer.

     Based on the information obtained from the applicant, the loan officer advises the applicant of the loan program for which the applicant qualifies. Upon gaining the agreement of the applicant, the loan officer submits the application to the underwriting department for further review. An underwriter will then evaluate the submission in accordance with certain established guidelines. The underwriter will either approve, reject, or amend the loan request based on the information submitted in the application. If the applicant accepts the amendment, the underwriter will approve the amended loan application.

     The application is then further processed to verify the accuracy of the information therein. Verification may take the form of written or verbal communication with the applicant's employer or recent pay stubs and current W-2 forms supplied by the applicant. Income tax returns also may be obtained and reviewed. Self-employed borrowers generally are required to have been in business for at least two years and must provide signed federal income tax returns, including all schedules thereto, for the past two tax years, and may be required to furnish personal and business financial statements if deemed necessary by the underwriter.

     In certain circumstances, the Seller may not be able to verify the income claimed on the application but is able to document adequate cashflow to support the loan for which the application was made. In such circumstances, the permitted combined loan-to-value ratio will be less than otherwise would be the case. Approximately ____% (by Principal Balance as of the Statistical Calculation Date) of the Initial Home Equity Loans in Loan Group One and approximately __% (by Principal Balance as of the Statistical Calculation Date) of the Initial Home Improvement Contracts in Loan Group Two were underwritten using such alternative approach to income verification.

     If there is a senior mortgage on the property to be used as security for the mortgage or home improvement loan, the loan officer also evaluates the type and outstanding balance of the senior mortgage loan and its payment history. The Seller obtains a credit reference on the senior mortgage by using either credit bureau information, telephone verification, the year-end senior mortgage statement, canceled checks or written verification from the senior mortgagee.

     In every instance, the property securing a loan made by the Seller is appraised and title insurance acquired before the loan is closed. The Seller requires appraisals on all properties that will secure its mortgage and home improvement loans. Such appraisals are conducted by approved, independent third-party appraisers who are paid a fee by the applicant, regardless of whether the application for a loan is approved. All appraisals are required to be on forms approved by FNMA or FHLMC. The Seller obtains a lender's title insurance policy or binder, or other assurance of title customary in the relevant jurisdiction. Homeowners' insurance coverage is required on every property securing a home equity loan or home improvement loan originated by the Seller. Necessary coverage and mortgagee clause endorsements are acquired and monitored by the loan servicing department. Forced-placed policies are acquired for properties in which the borrower has allowed coverage to lapse.

     After obtaining all applicable employment, credit and property information, the Seller determines whether sufficient unencumbered equity in the property exists and whether the prospective borrower has sufficient monthly income available to support the payments of principal and interest on the mortgage loan and/or home improvement loan in addition to any senior mortgage loan payments (including any escrows for property taxes and hazard insurance premiums) and other monthly credit obligations. The Seller applies the "debt-to-gross income ratio" which is the ratio of the borrower's total monthly payments on all outstanding debt (including the new loan) to the borrower's gross verifiable monthly income. The debt-to-gross income ratio generally may not exceed __%. For ARMs, such ratios generally are calculated using the "fully indexed" rate (i.e., the sum of the applicable Index and the related Gross Margin). In addition, the maximum Combined Loan-to-Value Ratio of any mortgage loan may not exceed __% and may be reduced depending on a number of factors, including the applicant's credit history and employment status.

     Any exceptions to the underwriting policies may be approved by the manager of the underwriting department. The factors considered when determining if an exception to the general underwriting standards should be made include: the quality of the property, how long the borrower has owned the property, the amount of disposable income, the type and length of employment, the credit history, the current and pending debt obligations, the payment habits and the status of past and currently existing mortgages.

     When an application is approved, a mortgage and/or home improvement loan is completed by signing the applicable loan documents, including a promissory note and mortgage. All loans are closed by approved attorneys. Following the three business day rescission period required by the federal Truth-in-Lending Act, a loan is fully funded. Scheduled repayment of principal and interest on such loan generally begins one month from the date interest starts to accrue. After a mortgage or home improvement loan is underwritten, approved and funded, the loan package is reviewed by an employee.

REFINANCING POLICY

     Where the Seller believes that borrowers having existing loans with the Seller are likely to refinance such loans due to interest rate changes or other reasons, the Seller actively attempts to retain such borrowers through solicitations of such borrowers to refinance with the Seller. Such refinancings generate fee and servicing income for the Seller. Since the solicited borrowers may refinance their existing loans in any case, the Seller believes that this practice will be unlikely to affect the prepayment experience of the mortgage loans in a material respect. The Seller also has solicited its borrowers who are in good standing to apply for additional loans, consistent with its origination standards where deemed appropriate.

SERVICING OF HOME EQUITY AND HOME IMPROVEMENT LOANS

     The Servicer has established standard policies for the servicing and collection of the mortgage and home improvement loans. Servicing includes, but is not limited to, post-origination loan processing, customer service, collections, remittance processing and liquidations.

     The Servicer sends a monthly statement to each of its borrowers. Collection procedures vary somewhat depending on whether a late payment is the first payment due under the loan. If the first payment is not received on or prior to the due date, an initial phone call is made on the first business day after the due date. Phone calls continue on a daily basis until contact is made. A "Friendly Reminder Letter" is sent on the second business day after the due date. If no contact is made with the borrower by the _____ day after the due date, a "Pre-foreclosure Letter" is sent, and a qualified outside agency is used to inspect the property. On the _____ day after a first payment default a Notice of Default is sent to the borrower. This letter indicates an intent to accelerate the loan if satisfactory arrangements are not made within ten days.

     If the delinquency relates to a due date other than the first due date, a Friendly Reminder Letter is sent on the second business day after the due date. On the _____ day after the due date, telephone calls to the borrower begin and telephone calls continue on a daily basis until payment is received or contact is made. In addition, a series of mailings is made depending on the customer's payment history. On the _____ day of delinquency a Notice of Default is sent. A qualified outside agency is used to conduct an interview with the borrower and the property is inspected.

     Accounts which are __ days past due without a specific arrangement for repayment will be sent a Notice of Intent to Foreclosure which gives the customer _____ days in which to respond. On the _____ day of delinquency, a determination whether to foreclose is made. If the Servicer decides to foreclose, the necessary documentation is sent to an approved attorney who then sends the borrower an acceleration letter allowing the borrower __ days to reinstate the mortgage. When foreclosure proceedings are initiated, a third party appraiser completes a drive-by evaluation of the property and obtains comparable sales prices and listings in the area. In addition, homeowner's insurance is verified and the status of senior mortgages and property taxes is checked. Subject to applicable state law, all legal expenses are assessed to the account and become the responsibility of the borrower.

     Regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of the borrower in default vary greatly from state to state. The Servicer will decide that liquidation is the appropriate course of action only if a delinquency cannot otherwise be cured. If the Servicer determines that purchasing a property securing a mortgage or home improvement loan will minimize the loss associated with such defaulted loan, the Servicer may bid at the foreclosure sale for such property or accept a deed in lieu of foreclosure.

     Servicing and collection practices may change over time in accordance with, among other things, the Servicer's business judgment, changes in the portfolio and applicable laws and regulations. Any realization from the sale of foreclosed property is taken as recovery. After the Servicer acquires title to a mortgaged property by foreclosure or deed in lieu of foreclosure, an approved realtor is selected to list and advertise the property.

     The Servicer may not foreclose on the property securing a junior mortgage or home improvement loan unless it forecloses subject to all senior mortgages. If any senior mortgage loan is in default after the Servicer has initiated its foreclosure actions, the Servicer may advance funds to keep such senior mortgage loan current until such time as the Servicer satisfies such senior mortgage loan. Such amounts are added to the balance of the mortgage or home improvement loan. In the event that foreclosure proceedings have been instituted on any senior mortgage prior to the initiation of the Servicer's foreclosure action, the Servicer will either satisfy the senior mortgage loan at the time of the foreclosure sale or take other action to protect its interest in the related property.

DELINQUENCY AND LOSS EXPERIENCE

     The following tables set forth the delinquency and loss experience for each of the periods shown for the Servicer's portfolio of home equity and home improvement lines of credit. The Servicer believes that there have been no material trends or anomalies in the historical delinquency and loss experience as represented in the following tables. The information in the tables below has not been adjusted to eliminate the effect of the growth in the size of the Servicer's portfolio during the periods shown. Accordingly, loss and delinquency as percentages of aggregate principal balance of such loans for each period may be higher than those shown if a group of such loans were artificially isolated at a point in time and the information showed the activity only in that isolated group. The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the Loans will be similar to that set forth below.


                DELINQUENCY EXPERIENCE (DOLLARS IN THOUSANDS)

                                 As of                As of December 31,
                                       ,   (1)
                            ----------- ---      -------------------------------------------------------------
                                                       ---                   ---                  ---
                            -----------------    -----------------     -----------------   -------------------
                            Number     Amount    Number     Amount     Number     Amount   Number       Amount
                              of                   of                    of                  of
                            Loans                 Loans                 Loans               Loans
                            -----      ------    ------     ------     ------     ------   ------       ------
Portfolio Principal                    $                    $                     $                     $
  Outstanding at
  Period End.........

Delinquency(1)                         $                    $                     $                     $
  30-59 Days.........

  60-89 Days.........

  90 or More Days(2).       _____      _____     _____      _____      _____      _____     _____       _____

Total Delinquencies..                  $                    $                     $                     $

Total Delinquencies              %         %          %          %          %         %         %             %
  as a Percentage
  of the Portfolio
  at Period End......


------------------
(1)  The period of  delinquency is based on  the number of days  payments are
     contractually  past  due   for  all  loans  other  than  mortgage  loans
     previously charged off.
(2)  Includes mortgage loans in foreclosure and not charged off.


                                        LOSS EXPERIENCE (DOLLARS IN THOUSANDS)

                                 As of                As of December 31,
                                       ,   (1)
                            ----------- ---      -------------------------------------------------------------
                                                       ---                   ---                  ---
                            -----------------    -----------------     -----------------   -------------------
                            Number     Amount    Number     Amount     Number     Amount   Number       Amount
                              of                   of                    of                  of
                            Loans                 Loans                 Loans               Loans
                            -----      ------    ------     ------     ------     ------   ------       ------
Portfolio Principal                    $                    $                     $                     $
  Outstanding at
  Period End.........

Gross Losses.........                  $                    $                     $                     $

Recoveries...........                  $                    $                     $                     $

Net Losses...........                  $                    $                     $                     $

Net Losses as a                        $                    $                     $                     $
  Percentage of
  Portfolio at
  Period End.........


------------------
(1) Net Losses equal total principal charged off less recoveries. The customary policy is to charge off mortgage and home improvement loans in full that are 120 days past due unless foreclosure proceedings are planned or there are indications that the account will be brought current. An account that is not charged off because there are indications that payment is imminent generally will be charged off after an additional 60 to 90 days if such payment is not forthcoming.
(2) This percentage represents the ___-month period ended ___________, 1995 annualized and is not necessarily indicative of the results which may occur for the full year.



                     PREPAYMENT AND YIELD CONSIDERATIONS

GENERAL

     The rate of principal payments on a Class of Offered Certificates, the aggregate amount of distributions on such Certificates and the yield to maturity of such Certificates will be related to the rate and timing of payments of principal on the Loans and in the related Loan Group. The rate of principal payments on the Loans will in turn be affected by the amortization schedules of the Loans (including, in the case of ARMs, changes thereto to accommodate changes in the Loan Rate) and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the Loans due to defaults, casualties, condemnations and repurchases by the Seller or purchases by the Servicer). The Loans may be prepaid by the Mortgagors at any time without a prepayment penalty.

     Prepayments,  liquidations and  purchases  of the  Loans (including  any optional purchase by the Servicer of a defaulted Mortgage Loan and any optional purchase of the remaining Loans in connection with the termination of the Trust, in each case as described herein) will result in distributions on the related Class or Classes of Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the Loans. In addition, any Pre-Funded Amount allocated to a Loan Group remaining at the end of the Pre-Funding Period will be distributed as a prepayment of the related Class or Classes of Offered Certificates. Since the rate of payment of principal of the Loans will depend on future events and a variety of factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of an Offered Certificate may vary from the anticipated yield will depend upon the degree to which such Certificate is purchased at a discount or premium.

     The prepayment experience on non-conventional home equity loans and home improvement loans may differ from that on conventional first mortgage loans, primarily due to the credit quality of the typical borrower. Because the credit histories of many home equity and home improvement borrowers may preclude them from other traditional sources of financing, such borrowers may be less likely to refinance due to a decline in market interest rates. Non-conventional home equity loans and home improvement loans may experience more prepayments in a rising interest rate environment as the borrowers' finances are stressed to the point of default.

     The rate of prepayment on the Loans cannot be predicted. Home equity loans and home improvement loans such as the Home Equity Loans and the Home Improvement Contracts, respectively, have been originated in significant volume only during the past few years and the Seller is not aware of any publicly available studies or statistics on the rate of prepayment of such Loans. Generally, home equity loans and home improvement loans are not viewed by borrowers as permanent financing. Accordingly, the Loans may experience a higher rate of prepayment than traditional first mortgage loans. The prepayment experience of the Trust with respect to the Loans may be affected by a wide variety of factors, including economic conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility and changes affecting the deductibility for Federal income tax purposes of interest payments on home equity loans and/or home improvement contracts. All of the Home Equity Loans (and Home Improvement Contracts) contain "due-on-sale" provisions, and the Servicer is required by the Agreement to enforce such provisions, unless such enforcement is not permitted by applicable law. The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related Mortgage Loan. See "Certain Legal Aspects of Loans--Due-on-Sale Clauses in Loans" in the Prospectus. No assurance can be given as to the level of prepayments that will be experienced by the Trust and it can be expected that a portion of borrowers will not prepay their Loans to any significant degree.

OVERCOLLATERALIZATION

     The overcollateralization and cross collateralization features described herein will affect the rate and timing of principal distributions on the Offered Certificates, and consequently the average life and yield to maturity. On any Distribution Date on which the Overcollateralization Amount for a Loan Group is less than the related Required Overcollateralization Amount, the Remaining Net Excess Spread for such Loan Group, the Available Transfer Cashflow and the Net Excess Principal will be used to reduce the Class Certificate Balance of the related Class or Classes of Offered Certificates through the distribution of Additional Principal. Until such time, if any, that the Overcollateralization Amount for a Loan Group equals the related Required Overcollateralization Amount, there will be no Available Transfer Cashflow or Net Excess Principal to accelerate the amortization of the other Class or Classes of Offered Certificates. Loans with higher Loan Rates contribute more interest to the Excess Spread than do Loans with relatively lower Loan Rates. If Loans with higher Loan Rates were to prepay, the amount of Net Excess Spread could be reduced thereby slowing the amortization of the Class Certificate Balance of the related Class or Classes of Offered Certificates from the distribution of Additional Principal.

     Because the Excess Spread for a Loan Group is available to cover an Available Funds Shortfall with respect to both the related Loan Group and the other Loan Group, there may be no Remaining Net Excess Spread with which to make payments of Additional Principal. Similarly, any Excess Principal for a Loan Group will be applied to cover an Available Funds Shortfall in the other Loan Group prior to being applied to the payment of Additional Principal for the Class or Classes of Offered Certificates related to such other Loan Group. Thus, the amount and timing of any distributions in respect of Additional Principal on a Class of Offered Certificates will depend, in part, on the prepayment and loss experience of the Loans in the Loan Group related to the other Class or Classes of Offered Certificates.

     The  application  of  Remaining Net  Excess  Spread,  Available Transfer
Cashflow and Net Excess Principal to payments of Additional Principal is intended to create overcollateralization to provide a source of additional cashflow to cover losses on the Loans in each Loan Group. If the amount of losses in a particular Due Period exceeds the amount of Excess Spread for the related Loan Group and the Net Excess Spread and Excess Principal for the other Loan Group for the related Distribution Date, the amount in respect of principal distributed to the related Class or Classes of Offered Certificates will be reduced. A draw on the Policy in respect of principal will not be made until the Loan Group Balance is less than the aggregate Class Certificate Balance of the related Class or Classes of Offered Certificates, i.e., the related Class or Classes of Offered Certificates are undercollateralized.

     If a Required Overcollateralization Amount is allowed to step down, the amount of Remaining Net Excess Spread and Net Excess Principal available to the other Loan Group may be increased, and the amount of principal distributed to the Class or Classes of Offered Certificates for which the step down occurred will be decreased.

     As a result of the interaction of the foregoing features, there may be Distribution Dates on which Holders of the Offered Certificates receive little or no distributions in respect of principal. Either Overcollateralization Amount may or may not equal the related Required Overcollateralization Amount on any Distribution Date. There can be no assurance as to whether or when either Overcollateralization Amount may equal the related Required Overcollateralization Amount.

ARMS

     As is the case with fixed rate Home Equity Loans and Home Improvement Contracts, the ARMs may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, Mortgagors with ARMs may be inclined to refinance their ARMs with a fixed rate loan to "lock in" a lower interest rate. The existence of the Periodic Cap, Lifetime Cap and Lifetime Floor also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience on the ARMs may differ from that on the fixed rate Loans because the amount of the monthly payments on the ARMs is subject to adjustment on each Change Date. If such different experience were to occur, the prepayment experience on the Class A-3 Certificates may differ from that on the Fixed Rate Certificates.

     Certain of the ARMs were originated with initial Loan Rates that were based on competitive conditions and did not equal the sum of the applicable Index and the related Gross Margin. In addition, none of the ARMs has reached its initial Change Date. As a result, the Loan Rates on such ARMs are more likely to adjust on their first, and possibly subsequent Change Dates, subject to the effects of the applicable Periodic Cap and Lifetime Cap. Because the Certificate Rate for the Class A-3 Certificates is a function of the weighted average Remittance Rate of the ARMs, limits on changes in the Loan Rates of the ARMs may limit changes in the Certificate Rate for the Class A-3 Certificates.

     Disproportionate principal payments on ARMs having Loan Rates higher than the current Certificate Rate will also affect the yield on the Class A-3 Certificates. The yield to maturity of the Class A-3 Certificates will be lower than otherwise would be the case if disproportionate principal payments (including prepayments) are made on ARMs having Loan Rates that exceed the related Certificate Rate.

FINAL SCHEDULED DISTRIBUTION DATE

     The Final Scheduled Distribution Date for each Class of Offered Certificates is set forth in "Summary of Terms--Final Scheduled Distribution Date herein". The Final Scheduled Distribution Date for the Class A-1 Certificates was determined based on the Structuring Assumptions (defined below) and the assumption that there are no prepayments. The Final Scheduled Distribution Dates for the Class A-2 and Class A-3 Certificates were set to equal the Distribution Date in the 25th month following the month of the latest possible scheduled maturity date for any of the Loans in the related Loan Group. Since the rate of distributions in reduction of the Class Certificate Balance of each Class of Offered Certificates will depend on the rate of payment (including prepayments) of the Loans, the Class Certificate Balance of any such Class could be reduced to zero significantly earlier or later than the applicable Final Scheduled Distribution Date. The rate of payments on the Loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the Loans.

STRUCTURING ASSUMPTIONS

     The information in the decrement tables has been prepared on the basis of the following assumed characteristics of the Home Equity Loans and Home Improvement Contracts and the following additional assumptions (collectively, the "Structuring Assumptions"): (i) the Loans prepay at the specified percentages of the Prepayment Ramp or CPR (each as defined below), (ii) no defaults or delinquencies in the payment by Mortgagors of principal of and interest on the Loans are experienced, (iii) the initial Class Certificate Balance of each Class of Offered Certificates is as set forth on the cover page hereof, (iv) interest accrues on each Class of Offered Certificates in each period at the applicable Certificate Rate or initial Certificate Rate described herein, (v) distributions in respect of the Offered Certificates are received in cash on the 25th day of each month commencing in ___________,
(vi) the Servicer does not exercise its option to purchase the Loans described herein under "Description of the Certificates--Termination; Retirement of Certificates" and "--Optional Purchase of Defaulted Loans" herein, (vii) the Offered Certificates are purchased on ________,
(viii) scheduled payments on the Loans are received on the first day of each month commencing in the calendar month following the Closing Date and are computed prior to giving effect to prepayments received on the last day of the prior month, (ix) prepayments represent prepayments in full of individual Loans and are received on the last day of each month and include 30 days' interest thereon, commencing in the calendar month of the Closing Date,
(x) the scheduled monthly payment for each (Mortgage Loan) has been calculated based on the assumed (Mortgage Loan) characteristics set forth in the following table such that each Mortgage Loan will amortize in amounts sufficient to repay the balance of such Mortgage Loan by its indicated remaining term to maturity, (xi) all of the indicated Subsequent Loans purchased with funds from the Pre-Funding Account are purchased during ______, (xii) the Trust consists of __ Loans with the characteristics set forth in the following table, (xiii) the level of the Index remains constant at ______% and (xiv) (the Mortgage Rate for each Mortgage Loan in Loan Group
Two) is adjusted on its next Change Date (and on subsequent Change Dates, if necessary) to equal the sum of (a) the assumed level of the Index and (b) the Gross Margin (such sum being subject to the Periodic Rate Cap). While it is assumed that each of the Loans prepays at the specified percentages of the Prepayment Ramp or CPR, as applicable, this is not likely to be the case. Moreover, discrepancies will exist between the characteristics of the actual Loans which will be delivered to the Trustee (including Subsequent Loans) and characteristics of the Loans assumed in preparing the tables herein.

     Prepayments of home equity loans, home improvement installment sales contracts and installment loan agreements are commonly measured relative to a prepayment standard or model. The model used with respect to the Fixed Rate Certificates (the "Prepayment Ramp") assumes that the Home Equity Loans in Loan Group One prepay at a rate of ___% CPR in the first month after origination, and an additional ___% each month thereafter until the __ month. Beginning in the __ month and each month thereafter, the Prepayment Ramp assumes a prepayment rate of __% CPR. For the Class A-3 Certificates, it was assumed that the Home Improvement Contracts in Loan Group Two prepay at a rate of ___% CPR. The Constant Prepayment Rate ("CPR") represents an assumed constant rate of prepayment each month, expressed as an annual rate, relative to the then outstanding principal balance of a pool of home improvement contracts for the life of such loans. Neither model purports to be either an historical description of the prepayment experience of any pool of loans or a prediction of the anticipated rate of prepayment of any home equity loans or home improvement agreements, including the Home Equity Loans and the Home Improvement Contracts to be included in the Loan Groups.

                                                   Original    Remaining
                                                   Term to      Term to                    Months to
                         Principal  Current Loan   Maturity     Maturity       Gross      Next Change
                        Balance($)    Rate (%)   (months)(6)  (months)(7)    Margin(%)      Date(8)
                        ----------  ------------ -----------  -----------    ---------    -----------
Loan Group One  . . .



DECREMENT TABLES

     The following tables indicate, based on the Structuring Assumptions, the percentages of the initial Class Certificate Balances of the Classes of Offered Certificates that would be outstanding after each of the dates shown at various percentages of the Prepayment Ramp or CPR and the corresponding weighted average lives of such Classes. It is not likely that (i) all of the Loans will have the characteristics assumed, (ii) the Loans will prepay at the specified percentages of the Prepayment Ramp or CPR or at any other constant percentage or (iii) the level of the Index will remain constant at the level assumed or at any other level. Moreover, the diverse remaining terms to maturity of the Loans could produce slower or faster principal distributions than indicated in the tables at the specified percentages of the Prepayment Ramp or CPR, even if the weighted average remaining term to maturity of the Loans is consistent with the remaining terms to maturity of the Loans specified in the Structuring Assumptions.



                     PERCENT OF INITIAL CLASS CERTIFICATE
                            BALANCES OUTSTANDING*


                                          CLASS A-1                             CLASS A-2
     DISTRIBUTION DATE                PERCENTAGE OF CPR                     PERCENTAGE OF CPR
-------------------------             -------------------------------------------------------
Initial Percent . . . . .
February 1998 . . . . . .
February 1999 . . . . . .
February 2000 . . . . . .
February 2001 . . . . . .
February 2002 . . . . . .
February 2003 . . . . . .
February 2004 . . . . . .
February 2005 . . . . . .
February 2006 . . . . . .
February 2007 . . . . . .
February 2008 . . . . . .
February 2009 . . . . . .
February 2010 . . . . . .
February 2011 . . . . . .
February 2012 . . . . . .
February 2013 . . . . . .
February 2014 . . . . . .
February 2015 . . . . . .
February 2016 . . . . . .
February 2017 . . . . . .
February 2018 . . . . . .
February 2019 . . . . . .
February 2020 . . . . . .
February 2021 . . . . . .
February 2022 . . . . . .
February 2023 . . . . . .
February 2024 . . . . . .
February 2025 . . . . . .
February 2026 . . . . . .
Weighted Average
  Life (years)**  . . . .

_________________________

*    Rounded to the nearest whole percentage.
** The weighted average life of an Offered Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Class Certificate Balance of such Certificate on each Distribution Date by the number of years from the date of issuance to such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Certificate Balance of such Certificate referred to in clause (a).



                     PERCENT OF INITIAL CLASS CERTIFICATE
                            BALANCES OUTSTANDING*


                                          CLASS A-3
     DISTRIBUTION DATE                PERCENTAGE OF CPR
-------------------------             -----------------
Initial Percent . . . . .
February 1998 . . . . . .
February 1999 . . . . . .
February 2000 . . . . . .
February 2001 . . . . . .
February 2002 . . . . . .
February 2003 . . . . . .
February 2004 . . . . . .
February 2005 . . . . . .
February 2006 . . . . . .
February 2007 . . . . . .
February 2008 . . . . . .
February 2009 . . . . . .
February 2010 . . . . . .
February 2011 . . . . . .
February 2012 . . . . . .
February 2013 . . . . . .
February 2014 . . . . . .
February 2015 . . . . . .
February 2016 . . . . . .
February 2017 . . . . . .
February 2018 . . . . . .
February 2019 . . . . . .
February 2020 . . . . . .
February 2021 . . . . . .
February 2022 . . . . . .
February 2023 . . . . . .
February 2024 . . . . . .
February 2025 . . . . . .
February 2026 . . . . . .
Weighted Average Life
  (years)** . . . . . . .

_________________________
*    Rounded to the nearest whole percentage.
** The weighted average life of an Offered Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Class Certificate Balance of such Certificate on each Distribution Date by the number of years from the date of issuance to such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Certificate Balance of such Certificate referred to in clause (a).


                       DESCRIPTION OF THE CERTIFICATES

     The Certificates will be issued pursuant to the Agreement. The following summaries describe certain provisions of the Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement. Wherever particular sections or defined terms of the Agreement are referred to, such sections or defined terms are hereby incorporated herein by reference.

GENERAL

     Each Class of Offered Certificates will evidence specified undivided interests in the Trust. The property of the Trust will consist of, to the extent provided in the Agreement: (i) the Home Equity Loans in Loan Group One; (ii) payments on the Home Equity Loans received on and after the Cut-Off Date; (iii) the Home Improvement Contracts in Loan Group Two; (iv) payments on the Home Improvement Contracts received on or after the Cut-Off Date; (v) Mortgaged Properties relating to the Home Equity Loans and Home Improvement Contracts that are acquired by foreclosure or deed in lieu of foreclosure;
(vi) each Collection Account and Distribution Account; (vii) the Capitalized Interest Account; (viii) the Pre-Funding Account; (ix) the Policy; (x) certain hazard insurance policies maintained by the borrowers of the Loans, or the Servicer in respect thereof; and (xi) the Depositor's rights under the Purchase Agreement (defined below).

BOOK-ENTRY REGISTRATION

     The Offered Certificates initially will be registered in the name of Cede & Co. ("Cede"), the nominee of the Depository Trust Company ("DTC"). DTC has advised the Depositor as follows: DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participant").

     Under a book-entry format, beneficial owners of the Offered Certificates ("Certificates Owners") that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of Offered Certificates registered in the name of Cede, as nominee of DTC, may do so only through Participants and Indirect Participants. In addition, such Certificate Owners will receive all distributions of principal of and interest on the Offered Certificates from the Trustee through DTC and its Participants. Under a book-entry format, Certificate Owners will receive payments after the related Distribution Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each such date, DTC will forward such payments to its Participants which thereafter will be required to forward them to Indirect Participants or Certificate Owners. Under a book entry format, it is anticipated that the only Certificateholder will be Cede, as nominee of DTC, and that the Certificate Owners will not be recognized by the Trustee as Certificateholders under the Agreement. The Certificate Owners will only be permitted to exercise the rights of Certificateholders under the Agreement indirectly through DTC and its Participants who in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit payments of principal of and interest on the Offered Certificates. Participants and Indirect Participants with which Certificate Owners have accounts with respect to the Offered Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interests.

     Certificate Owners who are not Participants may transfer ownership of the Offered Certificates only through Participants by instructing such Participants to transfer the Offered Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Certificates, which account is maintained with their respective Participants. Under the rules and in accordance with DTC's normal procedures, transfers of ownership of Offered Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the respective Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

     Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of Certificate Owners to pledge the Offered Certificates to persons or entities that do not participant in the DTC system, or otherwise take actions in respect of such Certificates may be limited due to the lack of a physical certificate for such Certificates.

     DTC in general advises that it will take any action permitted to be taken by a Certificate Owner under the Agreement only at the direction of one or more Participants to whose account with DTC the Offered Certificates are credited. Additionally, DTC in general advises that it will take such actions with respect to specified percentages of the Certificate Owners only at the direction of and on behalf of Participants whose holdings include current principal amounts of outstanding Offered Certificates that satisfy such specified percentages. DTC may take conflicting actions with respect to other current principal amounts of outstanding Offered Certificates to the extent that such actions are taken on behalf of Participants whose holdings include such current principal amounts of outstanding Offered Certificates.

     Any Offered Certificates initially registered in the name of Cede, as nominee of DTC, will be issued in fully registered, certificated form to Certificate Owners or their nominees ("Definitive Certificates"), rather than to DTC or its nominee only under the following circumstances: (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as Depository with respect to the Offered Certificates, and the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC, or (iii) after the occurrence of an Event of Default (defined herein), Certificate Owners representing not less than 50% of the aggregate Certificate Principal Balance of the Offered Certificates advise the Trustee and DTC through Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of the Certificate Owners. Upon the occurrence of any of such events, DTC will be required to notify all Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the certificates representing the Offered Certificates and instruction for re-registration, the Trustee will issue the Offered Certificates in the form of Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders. Thereafter, payments of principal of and interest on the Offered Certificates will be made by the Trustee directly to Certificateholders in accordance with the procedures set forth in the Agreement. The final distribution of any Offered Certificate (whether Definitive Certificates or Offered Certificates registered in the name of
Cede), however, will be made only upon presentation and surrender of such Certificates on the final Distribution Date at such office or agency as is specified in the notice of final payment to Certificateholders.

     Although DTC has agreed to the foregoing procedures in order to facilitate transfers of interests in the Offered Certificates among
Participants, it is under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. None of the Depositor, the Seller, the Servicer or the Trustee will have any responsibility for the performance by DTC or its Participants or Indirect Participants of their respective obligations under the rules and procedures governing their operations.

ASSIGNMENT OF LOANS

     The Loans will be acquired by the Depositor from the Seller pursuant to the Mortgage Loan Purchase Agreement, dated the Closing Date (the "Purchase Agreement"), between the Seller and the Depositor. At the time of issuance of the Certificates, the Depositor will transfer to the Trust all of its right, title and interest in and to each Mortgage Loan, the related mortgage note, mortgage and other related documents (collectively, the "Related Documents"), including all payments received on or with respect to each such Mortgage Loan on or after the Cut-Off Date (exclusive of payments in respect of accrued interest on the Loans through the related Due Date in the month preceding the month of the Cut-Off Date). The Depositor also will assign to the Trustee all of the Depositor's rights under the Purchase Agreement. The Trustee, concurrently with such transfer, will deliver the Certificates to the Seller. Each Mortgage Loan transferred to the Trust will be identified on a schedule (the "Mortgage Loan Schedule") delivered to the Trustee pursuant to the Agreement. Such schedule will include information as to the Principal Balance of each Mortgage Loan as of the Cut-Off Date, as well as information with respect to the current Loan Rate.

     The Agreement will require that, within the time period specified therein, the Depositor will deliver or cause to be delivered to the Trustee (or a custodian, as the Trustee's agent for such purpose) the Home Equity Loans and Home Improvement Contracts endorsed to the Trustee and the Related Documents. In lieu of delivery of original mortgages, the Depositor may deliver or cause to be delivered true and correct copies thereof which have been certified as to authenticity by the appropriate county recording office where such mortgage is recorded.

     Under the terms of the Purchase Agreement, the Seller will have 30 days after the Closing Date to prepare and submit for recording assignments of the mortgages related to each Mortgage Loan in favor of the Trustee (unless opinions of counsel satisfactory to the Rating Agencies and the Certificate Insurer are delivered to the Trustee and the Certificate Insurer to the effect that recordation of such assignments is not required in the relevant jurisdictions to protect the interests of the Trustee in the Loans). If the recording information with respect to any assignment of Mortgage is unavailable within 30 days of the Closing Date, such assignment will be prepared and recorded promptly after receipt of such information, but in no event later than one year after the Closing Date.

     Within 90 days of the Closing Date, the Trustee will review the Loans and the Related Documents pursuant to the Agreement and if any Mortgage Loan or Related Document is found to be defective in any material respect and such defect is not cured within 90 days following notification thereof to the Seller and the Depositor by the Trustee, the Seller will be obligated to either (i) substitute for such Mortgage Loan an Eligible Substitute Mortgage Loan; however, such substitution is permitted only within two years of the Closing Date, and may not be made unless an opinion of counsel is provided to the effect that such substitution will not disqualify the Trust as a REMIC for federal income tax purposes or result in a prohibited transaction tax under the Code or (ii) purchase such Mortgage Loan at a price (the "Purchase Price") equal to the outstanding Principal Balance of such Mortgage Loan as of the date of purchase, plus the greater of (i) all accrued and unpaid interest thereon and (ii) 30 days' interest thereon, computed at the Loan Rate, net of the Servicing Fee with respect to such Mortgage Loan if the Seller or an affiliate is the Servicer, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan. The Purchase Price will be deposited in the applicable Collection Account on or prior to the next succeeding Determination Date after such obligation arises. The obligation of the Seller to repurchase or substitute for a Defective Mortgage Loan is the sole remedy regarding any defects in the Loans and Related Documents available to the Trustee or the Certificateholders.

     In connection with the substitution of an Eligible Substitute Mortgage Loan, the Seller will be required to deposit in the applicable Collection Account on or prior to the next succeeding Determination Date after such obligation arises an amount (the "Substitution Adjustment") equal to the sum of (i) the excess of the Principal Balance of the related Defective Mortgage Loan over the Principal Balance of such Eligible Substitute Mortgage Loan,
(ii) 30 days' interest on such excess computed at the Loan Rate, net of the Servicing Fee if the Seller or an affiliate is the Servicer, and (iii) the amount of any unreimbursed Servicing Advances and Monthly Advances made by the Servicer with respect to such Defective Mortgage Loan if the Servicer is not an affiliate of the Seller. The Servicer will be deemed to have been reimbursed for any Servicing Advances and Monthly Advances that are not paid pursuant to clause (iii).

     An "Eligible Substitute Mortgage Loan" is a mortgage loan substituted by the Seller for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of, and not more than 5% less than, the Principal Balance of the Defective Mortgage Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan; (iii) have a mortgage of the same or higher level of lien priority as the mortgage relating to the Defective Mortgage Loan; (iv) have a remaining term to maturity not more than six months earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (v) comply with each representation and warranty as to the Loans set forth in the Purchase Agreement (deemed to be made as of the date of substitution); (vi) have a Combined Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan.; (vii) bear a fixed or adjustable Loan Rate if the Deleted Mortgage Loan was in Loan Group One or Loan Group Two, respectively; and (viii) if the Mortgage Loan is an ARM, have a Gross Margin and Lifetime Cap no less than, the same interval between the Change Dates as, and a Loan Rate based on the same Index as, that of the Defective Mortgage Loan.

     In the Purchase Agreement, the Seller will make certain representations and warranties with respect to the Home Equity Loans and Home Improvement Contracts including, among others: (i) The information with respect to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-Off Date; (ii) Each Mortgage is a valid and subsisting first or second lien of record on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a First Lien on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy with respect to the related Mortgage Loan, which exceptions are generally acceptable to mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage; (iii) Except with respect to liens released immediately prior to the transfer contemplated in the Purchase Agreement, each Mortgage Note and the related Mortgage have not been assigned or pledged and immediately prior to the transfer and assignment herein contemplated, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Mortgage Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (collectively, a "Lien"); and immediately upon the completion of the transfers and assignments contemplated in the Agreement, the Trustee will hold good, marketable and indefeasible title, to, and be the sole owner of, each Mortgage Loan subject to no Liens;
(iv) No Mortgage Loan was 30 or more days delinquent as of the Cut-Off Date, as measured at the end of the month; and (v) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, consumer credit, truth-in-lending, real estate settlement procedures and disclosure laws.

     Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the Certificateholders or the Certificate Insurer in the related Mortgage Loan, the Seller will have a period of 60 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 60-day period, the Seller will be obligated to (i) substitute for such Defective Mortgage Loan an Eligible Substitute Mortgage Loan or (ii) purchase such Defective Mortgage Loan from the Trust. The same procedure and limitations that are set forth above for the substitution or purchase of Defective Loans as a result of deficient documentation relating thereto will apply to the substitution or purchase of a Defective Mortgage Loan as a result of a breach of a representation or warranty that materially and adversely affects the interests of the Certificateholders or the Certificate Insurer. The obligation of the Seller to repurchase or substitute for a Defective Mortgage Loan is the sole remedy regarding any breach of a representation or warranty with respect thereto available to the Trustee or the Certificateholders.

     The Depositor will make no representations or warranties with respect to the Loans and will have no obligation (other than to assign to the Trustee the Depositor's rights under the Purchase Agreement) or liability with respect to breaches of the Seller's representations or warranties or its obligations to cure, purchase or substitute for any Defective Loan.

PAYMENTS ON LOANS; DEPOSITS TO COLLECTION ACCOUNTS AND DISTRIBUTION ACCOUNT

     The Trustee will establish and maintain a separate account (each, a "Collection Account") for each Loan Group. Each Collection Account will be an Eligible Account (as defined herein). Subject to the investment provision described in the following paragraphs, upon receipt by the Servicer of amounts in respect of the Loans (excluding amounts representing the Servicing Fee, reimbursement for previous related Monthly Advances or Servicing Advances, administrative charges, taxes, assessments, credit insurance charges, insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Servicer will deposit such amounts in the Collection Account for the applicable Loan Group. Amounts so deposited may be invested in Eligible Investments (as described in the Agreement) maturing no later than one Business Day prior to the date on which the amount on deposit therein is required to be deposited in the Distribution Account or on such Distribution Date if approved by the Rating Agencies and the Certificate Insurer.

     The Trustee will establish a separate account (each, a "Distribution Account") for each Loan Group into which will be deposited amounts withdrawn from the related Collection Account for distribution to Certificateholders on a Distribution Date. Each Distribution Account will be an Eligible Account. Amounts on deposit therein may be invested in Eligible Investments maturing on or before the Business Day prior to the related Distribution Date.

     An "Eligible Account" is an account that is (i) maintained with a depository institution the deposits in which are insured by the FDIC to the limits established by the FDIC and the short-term debt obligations of which (or in the case of a depository institution that is the principal subsidiary of a holding company, the short-term debt obligations of which) are rated in the highest short-term rating category by each Rating Agency and the long-term debt obligations of which are rated at least Aa3 by Moody's, (ii) a trust account or accounts maintained with the trust department of a federal or a state chartered depository institution or trust company the long-term debt obligations of which are rated at least Baa3 by Moody's, acting in a fiduciary capacity or (iii) an account or accounts otherwise acceptable to each Rating Agency and the Certificate Insurer.

     Eligible Investments are specified in the Agreement and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Certificates.

PRE-FUNDING ACCOUNT

     On the Closing Date, an aggregate cash amount (the "Pre-Funded Amount") not to exceed approximately $_________ will be deposited in the Pre-Funding Account. Of such amount, approximately $__________ will be used to purchase Subsequent Home Equity Loans for deposit into Loan Group One and, if required, to make accelerated payments of principal on the Fixed Rate Certificates and approximately $__________ will be used to purchase Subsequent Home Improvement Contracts for deposit into Loan Group Two and, if required, to make accelerated payments of principal on the Class A-3
Certificates. During the period (the "Pre-Funding Period") from the Closing Date to the earliest to occur of (a) the date on which the amount on deposit in the Pre-Funding Account is less than $_____, (b) an Event of Default under the Agreement and (c) __________, amounts on deposit in the Pre-Funding Account may be withdrawn from time to time to acquire Subsequent Loans in accordance with the Agreement. Any net investment earnings on the Pre-Funded Amount will be transferred to the Capitalized Interest Account on each Distribution Date during the Pre-Funding Period. Any Pre-Funded Amount remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be distributed on the Distribution Date occurring at or immediately following the end of the Pre-Funding Period as a prepayment of principal of the Class A-1 and Class A-2 Certificates, on a pro rata basis, or the Class A-3 Certificates, as applicable, based on the remaining Pre-Funded Amount allocated to the related Loan Group. (Only fixed-rate Subsequent Home Equity Loans may be added to Loan Group One, and only adjustable-rate Subsequent Home Improvement Contracts may be added to Loan Group Two.)

CAPITALIZED INTEREST ACCOUNT

     On the Closing Date, funds will be deposited in an account (the "Capitalized Interest Account") created and maintained with the Trustee. The amount so deposited will be used by the Trustee on the Distribution Dates in the Pre-Funding Period to fund the excess, if any, of the Interest Remittance Amounts for the Offered Certificates and the premium due for the Policy over the funds available therefor on such Distribution Dates. Any funds remaining in the Capitalized Interest Account at the end of the Pre-Funding Period will be distributed to the Holders of the Class R Certificates.

ADVANCES

     Not later than the close of business on the second Business Day prior to the related Distribution Date, the Servicer will be required to remit to the Trustee for deposit in the applicable Collection Account an amount, to be distributed on the related Distribution Date, equal to the sum of the interest accrued on each Mortgage Loan through the related Due Date but not received by the Servicer as of the close of business on the related Determination Date (net of the Servicing Fee with respect to such Mortgage
Loan), plus, with respect to each REO Property which was acquired during or prior to the related Due Period and as to which a final disposition thereof did not occur in the related Due Period, an amount equal to the excess, if any, of interest for the most recently ended Due Period on the Principal Balance of the Mortgage Loan relating to such REO Property at the related Loan Rate (net of the Servicing Fee with respect to such Mortgage Loan) over the net income from the REO Property transferred to the related Collection Account for such Distribution Date pursuant to the Agreement (the "Monthly Advance"). The Servicer may fund all or a portion of any Monthly Advance from funds on deposit in the applicable Collection Account that are not required to be distributed on the related Distribution Date. Any funds so used must be replaced on or before the Distribution Date on which such funds will be required to be distributed.

     In the course of performing its servicing obligations, the Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Properties; (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of Mortgaged Properties acquired in satisfaction of the related Mortgage. Each such expenditure will constitute a "Servicing Advance."

     The Servicer's right to reimbursement for unreimbursed Servicing Advances is limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, released Mortgaged Property proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Servicer's right to such reimbursement is prior to the rights of Certificateholders. The Servicer's right to reimbursement for unreimbursed Monthly Advances is limited to late collections of interest on any Mortgage Loan and to Liquidation Proceeds and Insurance Proceeds on the related Mortgage Loan (as to which it will have priority over Certificateholders) unless such amounts are insufficient. In such event (a "Nonrecoverable Advance"), the Servicer will be reimbursed for such Nonrecoverable Advance from funds on deposit in the applicable Distribution Account.

     The Servicer is not required to make any Monthly Advance or Servicing Advance which it determines would be nonrecoverable from amounts received in respect of the related Mortgage Loan.

COMPENSATING INTEREST

     The Agreement provides that not later than the close of business on the second Business Day prior to the related Distribution Date, the Servicer will remit to the Trustee for deposit to the applicable Collection Account an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting from principal prepayments by Mortgagors during the related Due Period and (ii) the amount otherwise payable to the Servicer as its aggregate Servicing Fee for such Due Period. The Servicer will not have the right to reimbursement for any such amounts deposited to either Collection Account.

SPREAD ACCOUNT

     The Trustee will establish on the Closing Date the Spread Account into which it will deposit upon receipt from the holder of the Class R Certificate an amount specified by the Certificate Insurer (the "Initial Spread Account Deposit"). Amounts on deposit in the Spread Account will be available for withdrawal to fund any shortfall between the available funds for distribution to Holders of a Class of Offered Certificates and the related Interest Remittance Amount and Principal Remittance Amount. If the Initial Spread Account Deposit is available to fund any such shortfall on each Distribution Date, funds on deposit in the Spread Account equal to the amount of such shortfall will be withdrawn by the Trustee and deposited into the applicable Distribution Account for distribution to Holders of the affected Class or Classes of Offered Certificates.

PRIORITY OF DISTRIBUTIONS

     On or before each Distribution Date, the Trustee will determine the Overcollateralization Amount for each Loan Group after giving effect to the distribution of the Principal Remittance Amount to the related Class or Classes of Offered Certificates on such Distribution Date and the amount of the related Net Excess Spread. The "Amount Available" for a Loan Group on a Distribution Date will equal the sum of (i) the Available Remittance Amount for such Loan Group, (ii) if an Available Funds Shortfall exists in such Loan Group, (a) first, the Net Excess Spread from the other Loan Group, to the extent of such Available Funds Shortfall, (b) second, the Excess Principal from the other Loan Group, to the extent of any remaining Available Funds Shortfall, and (c) third, any amounts in respect of any remaining Available Funds Shortfall withdrawn from the Spread Account and deposited in the applicable Distribution Account, (iii) (a) first, the Available Transfer Cashflow, to the extent necessary to reach the Required Overcollateralization Amount for such Loan Group and (b) second, the Net Excess Principal, to the extent necessary to reach the Required Overcollateralization Amount for such Loan Group, and (iv) any Insured Payments with respect to the related Class or Classes of Certificates. On each Distribution Date the Trustee will withdraw from each Distribution Account the Amount Available, and make distributions thereof in the following order of priority and to the extent of such Amount Available:

     (A)  From the Distribution Account for Loan Group One:

              (i) to the Certificate Insurer the monthly premium then due with respect to Loan Group One;

              (ii) to the Trustee, the Trustee Fee then due with respect to Loan Group One;

              (iii) to the Back-Up Servicer, the Back-Up Servicing Fee then due with respect to Loan Group One;

              (iv)  concurrently, to  the Class  A-1, Class  A-2 and  Class I
          Certificates,   an  amount  allocable  to  interest  equal  to  the
          applicable Interest Remittance Amount;

              (v) sequentially, to the Class A-1 and Class A-2 Certificates, in that order, an amount allocable to principal equal to the related Principal Remittance Amount, until their respective Class Certificate Balances have been reduced to zero;

              (vi) to the Certificate Insurer an amount equal to previously unreimbursed Insured Payments with respect to the Class A-1, Class A-2 or Class I Certificates, together with interest thereon at the rate referred to in the Insurance Agreement;

              (vii) sequentially, to the Class A-1 and Class A-2 Certificates, in that order, an amount allocable to principal equal to the Additional Principal, until their respective Class Certificate Balances have been reduced to zero;

              (viii) to the Certificate Insurer, all other amounts owing to the Certificate Insurer under the Insurance Agreement;

              (ix) to the Servicer certain reimbursable expenses pursuant to the Agreement;

              (x) to the Servicer, Nonrecoverable Advances not previously reimbursed with respect to Loan Group One; and

              (xi)  to the Class R Certificates, the balance, if any.

     (B)  From the Distribution Account for Loan Group Two:

              (i) to the Certificate Insurer the monthly premium then due with respect to Loan Group Two;

              (ii) to the Trustee, the Trustee Fee then due with respect to Loan Group Two;

              (iii) to the Back-Up Servicer, the Back-Up Servicing Fee then due with respect to Loan Group Two;

              (iv) to the Class A-3 Certificates, an amount allocable to interest equal to the related Interest Remittance Amount;

              (v) to the Class A-3 Certificates, an amount allocable to principal equal to the related Principal Remittance Amount;

              (vi) to the Certificate Insurer an amount equal to previously unreimbursed Insured Payments with respect to the Class A-3 Certificates, together with interest thereon at the rate referred to in the Insurance Agreement;

              (vii) to the Class A-3 Certificates, an amount allocable to principal equal to the Additional Principal;

              (viii) to the Certificate Insurer, all other amounts owing to the Certificate Insurer under the Insurance Agreement;

              (ix) to the Servicer certain reimbursable expenses pursuant to the Agreement;

              (x) to the Servicer, Nonrecoverable Advances not previously reimbursed with respect to Loan Group Two; and

              (xi)  to the Class R Certificates, the balance, if any.

     Distributions allocable to principal of a Class of Offered Certificates will not exceed the Class Certificate Balance of such Class immediately prior to the applicable Distribution Date.

     The  "Additional  Principal"  for  any  Class   or  Classes  of  Offered
Certificates and any Distribution Date will equal the lesser of (i) the amount required to be distributed as principal so that the Overcollateralization Amount for the related Loan Group equals the related Required Overcollateralization Amount and (ii) the sum of (x) the Remaining Net Excess Spread for such Loan Group, (y) the Available Transfer Cashflow and (z) the Net Excess Principal.

     The "Adjusted Net Loan Rate" for any Mortgage Loan and any Distribution Date will equal the related Loan Rate minus the Expense Fee Rate.

     An "Available Funds Shortfall" means with respect to any Loan Group and Distribution Date, the amount by which the Available Remittance Amount for such Loan Group is less than the Required Payments for such Loan Group.

     The "Available Remittance Amount" with respect to any Loan Group and Distribution Date is equal to the sum of all amounts received or required to be paid by the Servicer or the Seller during the related Due Period with respect to the Loans in such Loan Group (exclusive of the Servicing Fee with respect to each Mortgage Loan, other servicing compensation payable to the Servicer as permitted by the Agreement and certain amounts available for reimbursement of Monthly Advances and Servicing Advances, as described above under "--Advances") and deposited into the applicable Collection Account pursuant to the Agreement as of the related Determination Date, including any Monthly Advances, Compensating Interest and, through the end of the Pre-Funding Period, amounts withdrawn from the Capitalized Interest Account with respect to the related Class or Classes of Offered Certificates and any remaining amount on deposit in the Pre-Funding Account at the end of the Pre-Funding Period and allocable to the related Loan Group, in each case with respect to such Distribution Date.

     The "Available Transfer Cashflow" for any Loan Group and Distribution Date will equal the Remaining Net Excess Spread for the other Loan Group remaining after the payment, if any, of Additional Principal on the Class or Classes of Offered Certificates related to such other Loan Group.

     The "Basic Principal Amount" with respect to any Loan Group and Distribution Date will equal the sum of (i) each payment of principal on a Mortgage Loan received by the Servicer (exclusive of amounts described in clauses (ii) and (iii) below during the calendar month preceding the calendar month in which such Distribution Date occurs (with respect to any
Distribution Date, the "Due Period"); (ii) curtailments (i.e., partial prepayments) and prepayments in full received during the related Due Period;
(iii) all Insurance Proceeds and Net Liquidation Proceeds allocable to recoveries of principal of Loans received during the related Due Period; (iv) an amount equal to the excess, if any, of the Principal Balance (immediately prior to liquidation) of each Mortgage Loan liquidated during the related Due Period over the principal portion of Net Liquidation Proceeds received during such Due Period (the "Unrecovered Class A Portion"); and (v) (a) the outstanding Principal Balance of any Mortgage Loan purchased by the Seller or the Servicer as required or permitted by the Agreement as of the related Determination Date and (b) with respect to any Defective Mortgage Loan for which the Seller substitutes an Eligible Substitute Mortgage Loan as of the related Determination Date, any excess of the Principal Balance of such Defective Mortgage Loan over the Principal Balance of such Eligible Substitute Mortgage Loan, plus the amount of any unreimbursed Servicing Advances (defined herein) made by the Servicer with respect to the Mortgage Loan to the extent received.

     The "Carry-Forward Amount" for any Class of Offered Certificates on any Distribution Date will equal the sum of (a) the excess of the aggregate Class Remittance Amounts as of each preceding Distribution Date over the amount of the actual distributions to the Holders of such Class of Offered Certificates made on any such Distribution Date and not subsequently distributed, and (b) interest on the amount, if any, of the interest component of the amount described in clause (a) at one-twelfth of the applicable Certificate Rate.

     The "Excess Principal" for any Loan Group and Distribution Date will equal the lesser of (i) the portion, if any, of the Basic Principal Amount for such Loan Group that is not required to be included in the Principal Remittance Amount for the related Class or Classes of Offered Certificates for such Distribution Date and (ii) the amount of such portion remaining after the application of the related Available Remittance Amount to the Required Payments for such Loan Group.

     The "Excess Spread" for any Loan Group and Distribution Date will equal interest collected or advanced on the Loans in such Loan Group (including amounts allocated to the related Class of Offered Certificates in the Capitalized Interest Account) minus the sum of (i) the Interest Remittance Amount for the related Class or Classes of Offered Certificates and, (in the case of Loan Group One, the Interest Remittance Amount for the Class I Certificates) and (ii) the Expense Fees for such Loan Group.

     The "Expense Fee Rate" will equal the sum of the per annum rates at which the Servicing Fee, the Back-up Servicing Fee, the Trustee Fee and the Premium are calculated which, will be ____%.

     The "Interest Remittance Amount" for any Distribution Date will equal interest accrued during the related Interest Period (a) in the case of a Class of Offered Certificates, at the applicable Certificate Rate on the Class Certificate Balance of such Class of Offered Certificates immediately prior to the related Distribution Date, and (b) in the case of the Class I Certificates, at the rate of _____% per annum on the Notional Balance thereof which, (for any Distribution Date, will equal the Loan Group Balance of Loan Group One as of the first day of the related Due Period.)

     The "Principal Remittance Amount" for any Class of Offered Certificates and any Distribution Date will be equal to the sum of:

          (i) the lesser of (x) the Basic Principal Amount for the related Loan Group and (y) the portion of such Basic Principal Amount required to be distributed to increase the Overcollateralization Amount for the related Loan Group to the Required Overcollateralization Amount for such Loan Group on such Distribution Date;

          (ii)      the Carry-Forward Amount; and

          (iii) on the Distribution Date at the end of the Pre-Funding Period, amounts deposited in the related Distribution Account from the Pre-Funding Account pursuant to the Agreement and allocable to the related Loan Group.

     A "Liquidated Mortgage Loan" means, as to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, based on the servicing procedures specified in the Agreement, as of the end of the preceding Due Period that all Liquidation Proceeds which it expects to recover with respect to the disposition of the related Mortgaged Property have been recovered.

     The "Net Excess Principal" for any Loan Group and Distribution Date will equal the Excess Principal for such Loan Group remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Loan Group.

     The "Net Excess Spread" for any Loan Group and Distribution Date will equal the Excess Spread for such Loan Group remaining after the application thereof to cover an Available Funds Shortfall with respect to such Loan Group.

     "Net Liquidation Proceeds" with respect to a Mortgage Loan are equal to the Liquidation Proceeds, reduced by related expenses, up to the unpaid Principal Balance of the Mortgage Loan plus accrued and unpaid interest thereon. "Liquidation Proceeds" are the proceeds received in connection with the liquidation of any Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise.

     The "Overcollateralization Amount" for any Loan Group and Distribution Date will equal the sum of (a) the excess, if any, of (i) the sum of the Loan Group Balance and the amount on deposit in the Pre-Funding Account allocated to such Loan Group (exclusive of any investment earnings included therein) as of the close of business on the last day of the related Due Period, over (ii) the Class Certificate Balance of the related Class or Classes of Offered Certificates, after giving effect to the distributions of the related Principal Remittance Amount on such Distribution Date, and (b) the amount, if any on deposit in the Spread Account allocated to the related Class or Classes of Offered Certificates.

     The "Remaining Net Excess Spread" for any Loan Group and Distribution Date will equal the Net Excess Spread for such Loan Group remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Loan Group.

     The "Required Payments" for any Loan Group and Distribution Date will equal the amount required to pay the Expense Fees, other than the Servicing Fee, the related Interest Remittance Amount(s) and the related Principal Remittance Amount and to reimburse the Certificate Insurer for previously unreimbursed Insured Payments with respect to the related Class or Classes of Certificates, together with interest thereon at the rate referred to in the Insurance Agreement.

REPORTS TO CERTIFICATEHOLDERS

     Concurrently with each distribution to the Certificateholders, the Trustee will forward to each Certificateholder a statement setting forth, among other items, the following information with respect to each Class of Offered Certificates:

         (i)   the Available Remittance Amount  for the related  Distribution
     Date;

         (ii)  the related Interest Remittance Amount and Certificate Rate;

         (iii) the related Principal Remittance Amount, stating separately the components thereof;

         (iv) the amount of the Monthly Advances and Compensating Interest Payments;

         (v)   the Servicing Fee for such Distribution Date;

         (vi)  the Additional Principal;

         (vii) the Class Certificate Balance, after giving effect to such distribution;

         (viii) the related Loan Group Balance;

         (ix) the number and aggregate Principal Balances of the Loans in the related Loan Group as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the preceding Due Period;

         (x) the book value of any real estate which is acquired by the Trust through foreclosure or grant of deed in lieu of foreclosure; and

         (xi)  the amount of any Insured Payments for such Distribution Date;
     and

         (xii) the amount of the Unrecovered Class A Portions for each Loan Group realized during the related Due Period; the cumulative amount of losses realized since the Cut-Off Date for each Loan Group with separate items indicating gross losses, principal losses, recoveries, net losses and a breakout for recovery expenses.

     In the case of information furnished pursuant to clauses (ii) and (iii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

     Within 60 days after the end of each calendar year, the Trustee will forward to each Person who was a Certificateholder during the prior calendar year a statement containing the information set forth in clauses (ii) and
(iii) above aggregated for such calendar year.

COLLECTION AND OTHER SERVICING PROCEDURES ON LOANS

     The Servicer will make reasonable efforts to collect all payments called for under the Loans and will, consistent with the Agreement, follow such collection procedures as it follows from time to time with respect to the home equity loans and home improvement loans in its servicing portfolio comparable to the Home Equity Loans and Home Improvement Contracts. Consistent with the above, the Servicer may in its discretion waive any late payment charge or any assumption or other fee or charge that may be collected in the ordinary course of servicing the Loans.

     With respect to the Loans, the Servicer may arrange with a borrower a schedule for the payment of interest due and unpaid for a period, provided that any such arrangement is consistent with the Servicer's policies with respect to the home equity mortgage loans and home improvement loans it owns or services. With respect to Loans that are junior in priority to a First Lien on a Mortgaged Property, the Servicer has the power under certain circumstances to consent to a new mortgage lien on such Mortgaged Property having priority over such Mortgage Loan in connection with the refinancing of such First Lien.

HAZARD INSURANCE

     The Servicer will cause to be maintained fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the least of (i) the outstanding Principal Balance on the Mortgage Loan and any related First Lien, (ii) the full insurable value of the premises securing the Mortgage Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis in each case in an amount not less than such amount as is necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Generally, if the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as Flood Zone "A", such flood insurance has been made available and the Servicer determines that such insurance is necessary in accordance with accepted mortgage servicing practices of prudent lending institutions servicing similar mortgage loans, the Servicer will cause to be purchased a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the outstanding Principal Balance of the Mortgage Loan and any related First Lien, (b) the full insurable value of the Mortgaged Property, or (c) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer will also maintain on REO Property, to the extent such insurance is available, fire and hazard insurance in the applicable amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Servicer determines that such insurance is necessary in accordance with accepted mortgage servicing practices of prudent lending institutions servicing similar mortgage loans, flood insurance in an amount equal to that required above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with the Servicer's normal mortgage servicing procedures) will be deposited in the applicable Collection Account, subject to retention by the Servicer to the extent such amounts constitute servicing compensation or to withdrawal pursuant to the Agreement.

     In the event that the Servicer obtains and maintains a blanket policy as provided in the Agreement insuring against fire and hazards of extended coverage on all of the Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance of the Loans without coinsurance and otherwise complies with the requirements of the preceding paragraph, the Servicer will be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage.

REALIZATION UPON DEFAULTED LOANS

     The Servicer will foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Loans as come into default when, in accordance with applicable servicing procedures under the Agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general mortgage servicing activities, provided the Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related First Lien or restoration of any property unless, in its sole judgment, such foreclosure, correction or restoration will increase Net Liquidation Proceeds. The Servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds as liquidation expenses before any Net Liquidation Proceeds are distributed to Certificateholders.

ENFORCEMENT OF DUE-ON-SALE CLAUSES

     When any Mortgaged Property is about to be conveyed by the obligor, the Servicer will, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under the applicable "due-on-sale" clause, if any, unless it reasonably believes that such clause is not enforceable under applicable law. In such event, the Servicer is authorized to accept from or enter into an assumption agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Loan and pursuant to which the original obligor is released from liability and such person is substituted as the obligor and becomes liable under the Mortgage Loan. Any fee collected in connection with an assumption will be retained by the Servicer as additional servicing compensation. The terms of a Mortgage Loan may not be changed in connection with an assumption.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     With respect to each Due Period, the Servicer will receive from interest payments actually received in respect of the Loans a portion of such interest payments as a monthly Servicing Fee in the amount equal to ____% per annum (the "Servicing Fee Rate") on the Principal Balance of each Mortgage Loan as of the first day of each such Due Period. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Servicer as additional servicing compensation. The Servicer will pay certain ongoing expenses associated with the Trust and incurred by it in connection with its responsibilities under the Agreement.

EVIDENCE AS TO COMPLIANCE

     The Agreement provides for delivery on or before January 31 in each year, beginning in January ____, to the Depositor, the Trustee, the Certificate Insurer and the Rating Agencies of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled its material obligations under the Agreement throughout the preceding fiscal year, except as specified in such statement.

     On or before January 31 in each year, beginning in January ____, the Servicer will furnish a report prepared by a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Seller) to the Depositor, the Trustee, the Certificate Insurer and the Rating Agencies to the effect that such firm has examined certain documents and the records relating to servicing of the Loans under the Uniform Single Audit Program for Mortgage Bankers and such firm's conclusion with respect thereto.

CERTAIN MATTERS REGARDING THE SERVICER

     The Agreement provides that the Servicer may not resign from its obligations and duties thereunder, except in connection with a permitted transfer of servicing, unless (i) such duties and obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature presently carried on by it or (ii) upon the satisfaction of the following conditions:
(a) the Servicer has proposed a successor servicer to the Trustee in writing and such proposed successor servicer is reasonably acceptable to the Trustee;
(b) the Rating Agencies have confirmed to the Trustee that the appointment of such proposed successor servicer as the Servicer will not result in the reduction or withdrawal of the then current rating of the Offered Certificates; and (c) such proposed successor servicer is reasonably acceptable to the Certificate Insurer. No such resignation will become effective until the Trustee or a successor servicer has assumed the Servicer's obligations and duties under the Agreement.

     The Servicer may perform any of its duties and obligations under the Agreement through one or more subservicers or delegates, which may be affiliates of the Servicer. Notwithstanding any such arrangement, the
Servicer  will   remain  liable  and   obligated  to  the  Trustee   and  the
Certificateholders for the Servicer's duties and obligations under the Agreement, without any diminution of such duties and obligations and as if the Servicer itself were performing such duties and obligations.

     The Agreement provides that none of the Depositor, the Seller or the Servicer or any of their respective directors, officers, employees or agents will be under any other liability to the Trust, the Trustee, the Certificateholders or any other person for any action taken or for refraining from taking any action pursuant to the Agreement. However, the Servicer will not be protected against any liability which would otherwise be imposed by reason of its willful misconduct, bad faith or negligence in the performance of its duties under the Agreement or by reason of reckless disregard of its obligations thereunder. In addition, the Agreement provides that the Servicer will not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to the Servicer's servicing responsibilities under the Agreement. The Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interest of the Certificateholders thereunder.

     Any corporation into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to the business of the Servicer shall be the successor of the Servicer, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything in the Agreement to the contrary notwithstanding.

THE BACK-UP SERVICER

     ____________ will be appointed as the Back-Up Servicer under the Agreement. Prior to the occurrence of an Event of Servicer Termination, the Agreement requires the Back-Up Servicer to maintain current records of each Mortgagor's account and the activity therein. The Servicer will be required to furnish electronically such records to the Back-Up Servicer on a monthly basis, and the Back-Up Servicer will be required to recalculate the Servicer's application of all funds received from or on behalf of the Mortgagors. Upon the occurrence of an Event of Servicer Termination, the Back-Up Servicer will be obligated to assume the obligations of the Servicer as described below. In performing its obligations under the Agreement, the Back-Up Servicer will be entitled to the same protections afforded to the Servicer under the Agreement.

EVENTS OF SERVICER TERMINATION

     The Servicer's rights under the Agreement may be terminated upon the occurrence of an Event of Default or a Trigger Event. "Events of Default" will consist of: (i) any failure of the Servicer to deposit in either Collection Account any deposit required to be made under the Agreement, which failure continues unremedied for three Business Days after the giving of written notice of such failure to the Servicer by the Trustee, or to the Servicer and the Trustee by the Certificate Insurer or Certificateholders of any Class evidencing Percentage Interests aggregating not less than 25% of such Class; (ii) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Agreement which continues unremedied for 30 days after the giving of written notice of such failure to the Servicer by the Trustee, or to the Servicer and the Trustee by the Certificate Insurer or Certificateholders of any Class evidencing Percentage Interests aggregating not less than 25% of such Class;
(iii) any failure by the Servicer to make any required Servicing Advance, which failure continues unremedied for a period of 30 days after the giving of written notice of such failure to the Servicer by the Trustee, or to the Servicer and the Trustee by the Certificate Insurer or Certificateholders of any Class evidencing Percentage Interests aggregating not less than 25% of such Class; (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to the Servicer and certain actions by the Servicer indicating insolvency, reorganization or inability to pay its obligations (an "Insolvency Event");
(v) so long as the Seller is an affiliate of the Servicer, any failure of the Seller to repurchase or substitute Eligible Substitute Loans for Defective Loans as required by the Purchase Agreement; (vi) any failure to pay any Monthly Advance or any Compensating Interest Payments which continues unremedied for a period of one Business Day; or (vii) any insufficiency in either Amount Available excluding Insured Payments occurs on a Distribution Date resulting in the need for an Insured Payment.

     A "Trigger Event" will consist of: (i) the failure by the Seller or the Servicer to pay any amount due the Certificate Insurer pursuant to the Insurance Agreement among the Depositor, the Seller, the Servicer and the Certificate Insurer, which continues unremedied for three Business Days after written notice of such failure by the Certificate Insurer; (ii) the Certificate Insurer determines that the performance of the Servicer is not satisfactory; or (iii) the Servicer is a party to a merger, consolidation or other corporate transaction in which the Servicer is not the surviving entity, the debt of such surviving entity is not investment grade or the Certificate Insurer determines that the servicing capabilities of the surviving entity could materially and adversely affect the servicing of the Loans.

RIGHTS UPON AN EVENT OF SERVICER TERMINATION

     So long as an Event of Default remains unremedied, either the Trustee, or Certificateholders of any Class evidencing Percentage Interests of at least 51% of such Class, with the consent of the Certificate Insurer, or the Certificate Insurer, may terminate all of the rights and obligations of the Servicer under the Agreement and in and to the Loans, whereupon the Back-Up Servicer will succeed to all the responsibilities, duties and liabilities of the Servicer under the Agreement (the "Successor Servicer") and will be entitled to similar compensation arrangements. Upon the occurrence and continuation beyond the applicable grace period of the event described in clause (vi) in the second preceding paragraph, the Back-Up Servicer will immediately assume the duties of the Servicer. The Back-Up Servicer, as Successor Servicer, will be obligated to make Monthly Advances and Servicing Advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. In the event that the Back-Up Servicer would be obligated to succeed the Servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under the Agreement and having a net worth of at least $_________ and acceptable to the Certificate Insurer to act as Successor Servicer under the Agreement. Pending such appointment, the Back-Up Servicer will be obligated to act in such capacity unless prohibited by law. Such successor will be entitled to receive the same compensation that the Servicer would otherwise have received (or such lesser compensation as the Trustee and such successor may agree). A trustee in bankruptcy for the Servicer may be empowered to prevent the termination and replacement of the Servicer if the only Event of Default has occurred is an Insolvency Event.

     Upon the occurrence of a Trigger Event, the Certificate Insurer, in its sole discretion, may direct the Trustee to remove the Servicer and to appoint a Successor Servicer.

AMENDMENT

     The Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Certificate Insurer, but without the consent of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be defective or inconsistent with any other provisions of the Agreement, to add to the duties of the Depositor or the Servicer, to comply with any requirements imposed by the Code or any regulation thereunder, or to add or amend any provisions of the Agreement as required by the Rating Agencies in order to maintain or improve any rating of the Offered Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, none of the Depositor, the Seller, the Servicer or the Trustee is obligated to obtain, maintain, or improve any such rating) or to add any other provisions with respect to matters or questions arising under the Agreement which shall not be inconsistent with the provisions of the Agreement, provided that such action will not, as evidenced by an opinion of counsel, materially and adversely affect the interests of any Certificateholder or the Certificate Insurer; provided, that any such amendment will not be deemed to materially and adversely affect the Certificateholders and no such opinion will be required to be delivered if the person requesting such amendment obtains a letter from the Rating Agencies stating that such amendment would not result in a downgrading of the then current rating of the Offered Certificates. The Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of each Class affected thereby and the Certificate Insurer for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Certificateholders, provided that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, collections of payments on the Certificates or distributions or payments under the Policy which are required to be made on any Certificate without the consent of the Certificateholder or
(ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding. Notwithstanding the foregoing, the provisions of the Agreement relating to overcollateralization may be reduced or eliminated by the Certificate Insurer without the consent of any Certificateholder so long as a Certificate Insurer Default has not occurred.

TERMINATION; RETIREMENT OF THE CERTIFICATES

     The Trust will terminate on the Distribution Date following the later of
(A) termination of the Policy and payment in full of all amounts owing to the Certificate Insurer and (B) the earliest of (i) the Distribution Date on which the Class Certificate Balance of each Class of Offered Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, and (iii) the optional transfer to the Servicer of the Loans, as described below.

     The Servicer will have the right to purchase all remaining Loans, and related REO Properties in the Trust and thereby effect early retirement of the Certificates, subject to the Pool Balance of such Loans and REO Properties at the time of purchase being less than or equal to __% of the sum of the Pool Balance as of the Cut-Off Date and the Principal Balance of each Subsequent Mortgage Loan as of the applicable Subsequent Cut-Off Date. In the event the Servicer exercises such option, the purchase price will be at least equal to (x) 100% of its then outstanding principal balance plus (y) the greater of (i) the aggregate amount of accrued and unpaid interest on the Loans through the related Due Period and (ii) 30 days' accrued interest thereon at the Loan Rate, in each case net of the Servicing Fee plus (z) any amounts due to the Certificate Insurer.

     The termination of the Trust will be effected in a manner consistent with applicable federal income tax regulations and the status of the Trust as a REMIC.

OPTIONAL PURCHASE OF DEFAULTED LOANS

     The Servicer has the option to purchase from the Trust any Loan __ days or more delinquent at a purchase price equal to the outstanding Principal Balance of such Loan as of the date of purchase, plus the greater of (i) all accrued and unpaid interest on such principal balance and (ii) 30 days' interest on such principal balance, computed at the Loan Rate, plus all unreimbursed amounts owing to the Certificate Insurer with interest thereon at the rate referred to in the Insurance Agreement.

THE TRUSTEE

     ________________,  a  ____________  organized  under  the  laws  of  the
___________, has been named Trustee pursuant to the Agreement.

     The Trustee may have normal banking relationships with the Depositor, the Seller and the Servicer.

     The Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor Trustee, as approved by the Certificate Insurer and the Servicer. The Depositor may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, the Depositor will be obligated to appoint a successor Trustee, as approved by the Certificate Insurer and the Servicer. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

     No holder of a Certificate will have any right under the Agreement to institute any proceeding with respect to the Agreement unless such holder previously has given to the Trustee written notice of default and unless Certificateholders evidencing Percentage Interests of at least 51% of the applicable Class have made written requests upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days has neglected or refused to institute any such proceeding. The Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby.

                    THE POLICY AND THE CERTIFICATE INSURER

THE POLICY

     Simultaneously  with the issuance  of the Certificates,  the Certificate
Insurer will issue the Policy pursuant to which it will irrevocably and unconditionally guaranty payment on each Distribution Date to the Trustee for the benefit of the Holders of each Class of Offered Certificates of a maximum amount equal to the applicable Guaranteed Interest Payment Amount and the applicable Guaranteed Principal Payment Amount for such Distribution Date. The Offered Certificates and the Agreement may not be amended unless the Certificate Insurer has given its prior written consent. The amount of the actual payment (the "Insured Payment"), if any, made by the Certificate Insurer under the Policy on each Distribution Date allocated to such Class of Offered Certificates or the Class I Certificates, as the case may be, is equal to the sum of (A) the excess, if any, of (1) the Interest Remittance Amount with respect to such Class and Distribution Date over (2) the Amount Available (net of Insured Payments) for the related Loan Group and (B) the amount by which the Class Certificate Balance of such Class of Offered Certificates (or in the case of the Fixed Rate Certificates, the aggregate Class Certificate Balance of such Certificates) after giving effect to all allocations and distributions to principal on such Class or Classes of Offered Certificates on such Distribution Date exceeds the related Loan Group Balance as of such Distribution Date. The Certificate Insurer's obligations under the Policy to make Insured Payments will be discharged to the extent funds are transferred to the Trustee as provided in the Policy, whether or not such funds are properly applied by the Trustee.

     Payment  of claims  under the  Policy will  be made  by  the Certificate
Insurer following Receipt by the Certificate Insurer of the appropriate notice for payment on the later to occur of (a) 11:00 a.m., New York City time, on the second Business Day following Receipt of such notice for payment, and (b) 11:00 a.m., New York City time, on the Business Day immediately preceding the relevant Distribution Date.

     The terms "Receipt" and "Received," with respect to the Policy, means actual delivery to the Certificate Insurer, prior to 2:00 pm., New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 2:00 pm., New York City time, shall be deemed to be Receipt on the next succeeding Business Day.

     If the payment of the Guaranteed Interest Payment Amount or the Guaranteed Principal Payment Amount is voided pursuant to a final and non-appealable order (a "Preference Event") under any applicable bankruptcy, insolvency, receivership or similar law in an Insolvency Proceeding, and, as a result of such a Preference Event, the Trustee is required to return such voided payment, or any portion of such voided payment, made in respect of the Certificates (an "Avoided Payment"), the Certificate Insurer will pay an amount equal to such Avoided Payment, upon receipt by the Certificate Insurer from the Trustee of (x) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Trustee is required to return any such payment or portion thereof during the term of the Policy because such payment was voided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (y) an assignment, in form reasonably satisfactory to the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Trustee relating to or arising under such Avoided Payment and (z) a notice for payment appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee directly.

     Notwithstanding the foregoing, in no event shall the Certificate Insurer be obligated to make any payment in respect of any Avoided Payment, which payment represents a payment of the principal amount of a Class of Offered Certificates, prior to the time the Certificate Insurer would have been required to make a payment in respect of such principal in the absence of such Preference Event.

     The Certificate Insurer shall make payments due in respect of Avoided Payments prior to 1:00 p.m., New York City time, on the second Business Day following the Certificate Insurer's receipt of the documents required under clauses (x) through (z) of the second preceding paragraph. Any such documents received by the Certificate Insurer after 3:00 p.m., New York City time, on any Business Day or on any day that is not a Business Day shall be deemed to have been received by the Certificate Insurer prior to 3:00 p.m. on the next succeeding Business Day.

     Under the Policy, "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to be closed.

     "Insolvency Proceeding" means the commencement, after the Closing Date, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any Person, or the commencement, after the Closing Date, of any proceedings by or against any Person for the winding up or liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to any Person.

     The terms of the Policy cannot be modified, altered or affected by any other agreement or instrument, or by the merger, consolidation or dissolution of the Depositor, the Seller or Servicer. The Policy by its terms may not be canceled orrevoked. ThePolicy is governed bythe laws ofthe State ofNew York.

     Pursuant to the terms of the Agreement, unless a Certificate Insurer Default exists, the Certificate Insurer will be entitled to exercise all rights of the Holders of the Offered Certificates, without the consent of such Certificateholders, and the Holders of the Offered Certificates may exercise such rights only with the prior written consent of the Certificate Insurer. In addition, the Certificate Insurer will, as a third party beneficiary to the Agreement, have, among others, the following rights: (i) the right to give notices of breach or to terminate the rights and obligations of the Servicer under the Agreement in the event of an Event of Default by the Servicer and to institute proceedings against the Servicer;
(ii) the right to consent to or direct any waivers of defaults by the Servicer; (iii) the right to remove the Trustee pursuant to the Agreement;
(iv) the right to direct the actions of the Trustee during the continuation of a Servicer default; (v) the right to require the Seller to repurchase Loans for breach of representation and warranty or defect in documentation;
(vi) the right to direct foreclosures upon the failure of the Servicer to do so in accordance with the Agreement; and (vii) the right to direct the Trustee to investigate certain matters. The Certificate Insurer's consent will be required prior to, among other things, (i) the removal of the Trustee, (ii) the appointment of any successor Trustee or Servicer or (iii) any amendment to the Agreement (which consent will not be withheld if an opinion of counsel is delivered and addressed to the Certificate Insurer and the Trustee to the effect that failure to amend the Agreement would adversely affect the interests of the Certificateholders).

THE CERTIFICATE INSURER

     The information set forth in this section and in Appendix B and Appendix C hereto has been supplied by ____________. Accordingly, none of the Depositor, the Seller, the Servicer, the Trustee or the Underwriter makes any representation as to the accuracy and completeness of such information.

     ________ is a ___________ which engages only in the business of financial guarantee and surety insurance. _______ is licensed in ___ states in addition to _________. ________ insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. ____________ also provides financial guarantee reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.

     _________'s claims-paying ability is rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"), "AAA" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), "AAA" by Duff & Phelps Credit Rating Co. ("Duff & Phelps") and "AAA" by Fitch IBCA, Inc. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

     ________ is regulated by ___________. In addition, _________ is subject to regulation by the insurance laws and regulations of the other jurisdictions in which it is licensed. Such insurance laws regulate, among other things, the amount of net exposure per risk that ________ may retain, capital transfers, dividends, investment of assets, changes in control, transactions with affiliates and consolidations and acquisitions. __________ is subject to periodic regulatory examinations by the same regulatory authorities.

     ________'s  obligations  under  the  Policy  may  be  reinsured.    Such
reinsurance does not relieve _________ of any of its obligations under the Policy.

     THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     As at December 31, _____ and ____, _____________ had qualified statutory capital (which consists of policyholders' surplus and contingency reserve) of approximately $____ million and $____ million, respectively, and had not incurred any debt obligations. ______________ requires ________ to establish and maintain the contingency reserve, which is available to cover claims under surety bonds issued by ____________.

     The audited financial statements of ______________ prepared in accordance with generally accepted accounting principles for the period ended December 31, ____ are attached as Appendix B to this Prospectus Supplement, and the unaudited financial statements of _________ for the period ended ______________, are attached as Appendix C to this Prospectus
Supplement. Copies of _________'s financial statements prepared in accordance with statutory accounting standards, which differ from generally accepted accounting principles, and filed with _____________________ are available upon request. __________ is located at ____________________ and its telephone number is _______________.

                               USE OF PROCEEDS

     The net proceeds to be received from the sale of the Offered Certificates will be used by the Depositor to purchase the Loans. The Loans will have been acquired by the Depositor from _____________ in a privately negotiated transaction.

                                 UNDERWRITING

     Subject to the terms and conditions set forth in the Underwriting Agreement (the "Underwriting Agreement") between the Depositor and Bear, Stearns & Co. Inc. (the "Underwriter"), the Depositor has agreed to sell to the Underwriter and the Underwriter has agreed to purchase from the Depositor, each Class of Offered Certificates.

     In the Underwriting Agreement, the Underwriter has agreed, subject to the terms and conditions set forth therein, to purchase all of the
Certificates offered hereby, if any are purchased. The Depositor has been advised by the Underwriter that it proposes initially to offer the Certificates to the public at the respective offering prices set forth on the cover page hereof and to certain dealers at such price less a concession not in excess of the respective amounts set forth in the table below (expressed as a percentage of the relative Certificate Principal Balance). The Underwriter may allow and such dealers may reallow a discount not in excess of the respective amounts set forth in the table below to certain other dealers.


                                                       Selling                         Reallowance
Class                                                Concession                         Discount
-----                                                ----------                        -----------
A-1 . . . . . . . . . . . . . . . . . . . . .                     %                               %
A-2 . . . . . . . . . . . . . . . . . . . . .                     %                               %
A-3 . . . . . . . . . . . . . . . . . . . . .                     %                               %


     The Depositor is an affiliate of the Underwriter.

     (Stabilization Language)

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

                              REPORT OF EXPERTS

     The financial statements of __________________ included in this Prospectus Supplement in Appendix B, as of December 31, ____ and ____ and for each of the years in the two year period then ended, have been included in reliance upon the report of ______________, independent certified public accountants, appearing in Appendix B, upon the authority of such firm as expert in accounting and auditing.

                                   RATINGS

     It is a condition to issuance that each Class of Offered Certificates be rated not lower than ____________ by _________________ and _____________ by
__________________.

     A securities rating addresses the likelihood of the receipt by Holders of distributions on the Loans to which they are entitled. The rating takes into consideration the characteristics of the Loans and the structural, legal and tax aspects associated with the Offered Certificates. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the Loans or the possibility that Holders might realize a lower than anticipated yield. The ratings assigned to the Offered Certificates will depend primarily upon the creditworthiness of the Certificate Insurer. Any reduction in a rating assigned to the claims-paying ability of the Certificate Insurer below the ratings initially assigned to the Offered Certificates may result in a reduction of one or more of the ratings assigned to the Offered Certificates.

     A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

                                LEGAL MATTERS

     Certain legal matters with respect to the Certificates will be passed upon by Brown & Wood LLP, New York, New York.



                                  APPENDIX A

                       CERTAIN STATISTICAL INFORMATION
                REGARDING THE INITIAL LOANS IN THE LOAN GROUPS
                            AS OF THE CUT-OFF DATE



LOAN GROUP ONE

LOAN GROUP TWO

   Information contained herein is subject to completion or amendment. A registration statement relating to these Securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these Securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


PROSPECTUS SUPPLEMENT

         (To Prospectus dated ________, 199__)


                                 $______________
                  Bear Stearns Home Equity Loan Trust 199__-__
                 $__________ ASSET-BACKED NOTES, SERIES 199__-__
             $__________ ASSET-BACKED CERTIFICATES, SERIES 199__-__


     The Home Equity Loan Trust 199__-__ (the "Trust") will be formed pursuant to a trust agreement to be dated as of ______, 199__ (the "Trust Agreement") and entered into by Bear Stearns Asset Backed Securities, Inc. (the "Depositor"), __________, as servicer (the "Servicer"), and ________, as owner trustee (the "Owner Trustee"). The Trust will issue $_________ aggregate principal amount of Asset Backed Notes (the "Notes"). The Notes will be issued pursuant to an indenture to be dated as of ______ 1, 199__ (the "Indenture"), between the Trust and _________, as indenture trustee (the "Indenture Trustee"). The Trust will also issue $________ aggregate principal amount of Asset Backed Certificates, Series 199__-__ (the "Certificates" and, together with the Notes, the "Securities"). The Trust will consist of certain [adjustable rate] [fixed rate] home equity revolving credit line loans made or to be made in the future (the "Revolving Credit Line Loans") secured [primarily] by [second] deeds of trust or Mortgages on residential properties that are primarily one- to four-family properties, the Collections in respect of such

                                                  (cover continued on next page)


                     SEE "RISK FACTORS" HEREIN ON PAGE S-10
                      AND IN THE PROSPECTUS ON PAGE 15 FOR
                       CERTAIN FACTORS TO BE CONSIDERED IN
                           PURCHASING THE SECURITIES.

         THE SECURITIES DO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN
          THE DEPOSITOR, THE SELLER, THE SERVICER, THE TRUSTEES OR ANY
             OF THEIR RESPECTIVE AFFILIATES. NEITHER THE SECURITIES
                NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED
                  OR GUARANTEED BY ANY GOVERNMENTAL AGENCY, THE
                      SELLER, THE SERVICER OR ANY OF THEIR
                                   AFFILIATES.
                          -----------------------------


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
               OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                     ACCURACY OR ADEQUACY OF THIS PROSPECTUS
                        SUPPLEMENT OR THE PROSPECTUS. ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
                          -----------------------------


===========================================================================================================================
                                 Initial Security    Pass-Through         Price to       Underwriting      Proceeds to
                                      Balance        Interest Rate        Public(1)         Discount      Depositor(1)(2)
---------------------------------------------------------------------------------------------------------------------------
Per Note                          $                   [(3)]     %                    %                %                %
Per Certificate.................  $                   [(3)]     %                    %                %                %
---------------------------------------------------------------------------------------------------------------------------
Total...........................  $                                                  %                %                %
===========================================================================================================================


---------------
(1)  Plus  accrued  interest,  if any,  from  _________.
(2)  Before  deducting expenses, estimated to be $________.

(3) [The [Notes] [Certificates] will bear interest at a variable rate that, for any Distribution Date, will equal the lesser of (i) ____% per annum and (ii) the weighted average of the Loan Rates (as defined herein) of the Loans. The Pass-Through Rate for the first Distribution Date is expected to be approximately ____% per annum.] See "Description of the Securities" herein.


         The Securities are offered by Bear, Stearns & Co. Inc. [and _________] (the "Underwriters") when, as and if issued, delivered to and accepted by the Underwriters and subject to certain other conditions. It is expected that delivery of the Securities will be made in book-entry form only, through the Same Day Funds Settlement System of The Depository Trust Company, on or about _________, 199__.

                          -----------------------------

         UNTIL 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                          -----------------------------


         Each Series of Securities offered hereby constitutes part of a separate Series of Asset Backed Securities being offered by Bear, Stearns & Co. Inc. from time to time pursuant to the Prospectus dated _________, 199__. This Prospectus Supplement does not contain complete information about the offering of the Securities. Additional information is contained in the Prospectus and investors are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Securities may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.


                          -----------------------------

                            BEAR, STEARNS & CO. INC.
            The date of this Prospectus Supplement is _______, 199__


(cover page continued)

Revolving Credit Line Loans, and certain other property relating to such Revolving Credit Line Loans. [In addition, the Securities will have the benefit of an irrevocable and unconditional limited financial guaranty insurance policy (the "Policy") issued by __________ (the "Insurer") covering [describe].]

     Distributions of principal of and interest on the Notes will be made on the _____ day of each month or, if such date is not a Business Day, then on the succeeding Business Day (each, a "Distribution Date"), commencing on ________, 199__, to the extent described herein. Interest will accrue on the Notes at a rate (the "Note Rate") equal to ____% per annum from the Closing Date to the first Distribution Date and at [a floating rate equal to LIBOR plus ____% per annum] [____% per annum] thereafter. The Certificates will represent fractional undivided interests in the Trust. Distributions of principal of and interest on the Securities will be made on each Distribution Date to the extent described herein. Interest will accrue on the Certificates at a rate (the "Pass-Through Rate") equal to ____% per annum from the Closing Date to the first Distribution Date and at [a floating rate equal to LIBOR plus ____% per annum] [____% per annum] thereafter. Payments of interest on and principal of the Notes will have equal priority (and will be made pro rata) with payments of principal of and interest on the Certificates.

         There is currently no secondary market for the Securities. The Underwriters intend to establish a market in the Securities but are not obligated to do so. There can be no assurance that a secondary market for any of the Securities will develop, or if one does develop, that it will continue or offer sufficient liquidity of investment.

         The yield to investors on each Class of Securities will be sensitive in varying degrees to the rate and timing of principal payments (including prepayments) on the Loans, which generally may be prepaid in full or in part at any time without penalty. The yield to maturity of a Class of Securities purchased at a discount or premium will be more sensitive to the rate and timing of payments thereon. Holders of the Securities should consider, in the case of any such Securities purchased at a discount, the risk that a slower than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield and, in the case of any Securities purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield. No representation is made as to the anticipated rate of prepayments on the Loans or as to the resulting yield to maturity of any Class of Securities.

         An election will be made to treat certain assets of the Trust as a real estate mortgage investment conduit ("REMIC") for federal income tax purposes. As described more fully herein and in the Prospectus, the Certificates will be designated as "regular interests" in a REMIC. See "Certain Federal Income Tax Considerations" herein and in the Prospectus.

         THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF ANY
CLASS  OF   SECURITIES.  SPECIFICALLY,   THE   UNDERWRITERS  MAY  OVERALLOT  IN
CONNECTION WITH THE OFFERING AND MAY BID FOR AND PURCHASE THE SECURITIES IN THE OPEN MARKET. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."



                          -----------------------------


                                     SUMMARY

         The following summary of certain pertinent information is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used herein are defined elsewhere in the Prospectus Supplement or in the Prospectus.

Trust...................................Bear   Stearns   Home  Equity Loan Trust
                                        199__-__ (the "Trust" or the  "Issuer"),
                                        a Delaware  business  trust  established
                                        pursuant to the Trust  Agreement,  dated
                                        as of _______,  199__.  The  property of
                                        the  Trust  will  include:   a  pool  of
                                        [adjustable]  [fixed]  rate home  equity
                                        loan revolving credit line loans made or
                                        to be made in the future (the "Revolving
                                        Credit Line Loans")  under  certain home
                                        equity   revolving   credit   line  loan
                                        agreements (the  "Revolving  Credit Line
                                        Loan     Agreements")     and    secured
                                        [primarily] by [second] [deeds of trust]
                                        [Mortgages]  on  residential  properties
                                        that are primarily  one- to  four-family
                                        properties (the "Mortgaged Properties");
                                        the   Collections   in  respect  of  the
                                        Revolving  Credit Line Loans received on
                                        or after the Cut-off Date; property that
                                        secured the Revolving  Credit Line Loans
                                        that has been acquired by foreclosure or
                                        deed in lieu of  foreclosure;  [a surety
                                        bond or letter of credit]; an assignment
                                        of  the  Depositor's  rights  under  the
                                        Purchase Agreement; rights under certain
                                        hazard insurance  policies  covering the
                                        Mortgaged Properties;  and certain other
                                        property,   as   described   more  fully
                                        herein.

                                        The Trust  will  include  the  Principal
                                        Balance of each  Revolving  Credit  Line
                                        Loan  as  of  the   Cut-off   Date  (the
                                        "Cut-off Date  Principal  Balance") plus
                                        any additions thereto as a result of new
                                        advances made pursuant to the applicable
                                        Revolving  Credit  Line  Loan  Agreement
                                        (the "Additional  Balances")  during the
                                        life of the Trust.  With  respect to any
                                        date,  the "Pool  Balance" will be equal
                                        to  the   aggregate  of  the   Principal
                                        Balances  of all  Revolving  Credit Line
                                        Loans as of such  date.  The  "Principal
                                        Balance"   of  a  Loan   (other  than  a
                                        Liquidated  Loan) on any day is equal to
                                        its Cut-off Date Principal Balance, plus
                                        (i) any  Additional  Balances in respect
                                        of  such  Revolving  Credit  Line  Loan,
                                        minus  (ii)  all  Collections   credited
                                        against the Principal Balance of such Revolving Credit Line Loan in accordance with the related Revolving Credit Line Loan Agreement prior to such day. The Principal Balance of a Liquidated Loan after the final recovery of related Liquidation Proceeds shall be zero.

Securities Offered......................The   Securities   offered   hereby  are
                                        (i) Asset Backed Notes (the "Notes") and
                                        (ii)  Asset  Backed   Certificates  (the
                                        "Certificates"  and,  together  with the
                                        Notes, the "Securities").  Each Security
                                        represents the right to receive payments
                                        of interest at the rate described below,
                                        payable   monthly,   and   payments   of
                                        principal at such time and to the extent provided below.

Depositor...............................Bear  Stearns  Asset  Backed Securities,
                                        Inc. (the  "Depositor") was incorporated
                                        in the State of  Delaware  in June 1995,
                                        and is a  wholly-owned,  special purpose
                                        subsidiary of The Bear Stearns Companies
                                        Inc. None of The Bear Stearns  Companies
                                        Inc., the Depositor,  the Servicer,  the
                                        Trustees, the Seller or any affiliate of
                                        the  foregoing  has   guaranteed  or  is
                                        otherwise  obligated with respect to the
                                        Securities  of  any  Series.   See  "The
                                        Depositor" in the Prospectus.


Servicer ..............................._________ (the "Servicer"). The Servicer
                                        will service the  Revolving  Credit Line
                                        Loans pursuant to a Servicing  Agreement
                                        dated  _________,   199__,  between  the
                                        Issuer and the Servicer.


Indenture ..............................The Notes will be issued pursuant  to an indenture  dated as of _________,  199__
                                        (the "Indenture")  between the Trust and
                                        _______________,   in  its  capacity  as
                                        indenture    trustee   (the   "Indenture
                                        Trustee"). The Indenture Trustee will allocate distributions of principal and interest to Holders of the Notes (the "Noteholders") in accordance with the Indenture.

Trust Agreement ........................Pursuant to a  trust  agreement dated as
                                        of    ________,    199__   (the   "Trust
                                        Agreement"),  among the  Depositor,  the
                                        Servicer   and   ___________,   in   its
                                        capacity  as owner  trustee  (the "Owner
                                        Trustee"),  the  Trust  will  issue  the
                                        Certificates  in  an  initial  aggregate
                                        amount of $__________.  The Certificates
                                        will  represent   fractional   undivided
                                        interests in the Trust.

The Revolving Credit Line Loans ........The  Revolving  Credit  Line  Loans  are
                                        [primarily] secured by [second] deeds of
                                        trust   or    Mortgages   on   Mortgaged
                                        Properties.  The  Revolving  Credit Line
                                        Loans were  originated  by ______ and on
                                        or prior to the  Closing  Date,  _______
                                        will  sell  the  Revolving  Credit  Line
                                        Loans  to the  Depositor  pursuant  to a
                                        purchase    agreement   (the   "Purchase
                                        Agreement").  The aggregate Cut-off Date
                                        Principal   Balance  of  the   Revolving
                                        Credit Line Loans is  $___________  (the
                                        "Cut-off Date Pool Balance").

                                        The combined loan-to-value ratio of each
                                        Revolving  Credit  Line  Loan,  computed
                                        using the  maximum  amount the  borrower
                                        was  permitted  to draw  down  under the
                                        related   Revolving   Credit  Line  Loan
                                        Agreement   (the  "Credit   Limit")  and
                                        taking  into  account the amounts of any
                                        related   senior   mortgage  loans  (the
                                        "Combined Loan-to-Value Ratio"), did not
                                        exceed ___% as of the Cut-off Date.  The
                                        weighted average Combined  Loan-to-Value
                                        Ratio of the Revolving Credit Line Loans
                                        was ____% as of the  Cut-off  Date.  See
                                        "The      Home      Equity       Lending
                                        Program--Underwriting         Procedures
                                        Relating  to the  Revolving  Credit Line
                                        Loans" herein.

                                        Interest on each  Revolving  Credit Line
                                        Loan is payable  monthly and computed on
                                        the  related   average  daily  Principal
                                        Balance  for  each  billing  cycle  at a
                                        variable   rate  per  annum  (the  "Loan
                                        Rate")  equal  at any time  (subject  to
                                        minimum and maximum rates,  as described
                                        herein  under "The Home  Equity  Lending
                                        Program--Revolving   Credit   Line  Loan
                                        Terms,"   and    further    subject   to
                                        applicable usury limitations) to the sum
                                        of (i) [the prime rate  published in the
                                        "Money Rates" section of The Wall Street
                                        Journal  generally  on the Monday of the
                                        week in which  such  Loan  Rate  adjusts
                                        (or,  if no  rate is  published  on such
                                        day,   then  on  the   next   succeeding
                                        calendar  day on  which a prime  rate is
                                        published),  rounded to the  nearest 1/8
                                        of  1   percent]   and   (ii)  a  margin
                                        generally  within  the  range of ___% to
                                        ___%.   The  Loan  Rate  is  subject  to
                                        adjustment  ________.  With  respect  to
                                        each  Revolving   Credit  Line  Loan,  a
                                        "billing  cycle" is the  calendar  month
                                        preceding a Due Date.  Interest  accrued
                                        at such rate will be due on the Due Date
                                        in the month  following the close of the
                                        billing  cycle.  [As to  each  Revolving
                                        Credit  Line  Loan,  the Due Date is the
                                        ____ day of the month.] The Cut-off Date
                                        Principal   Balances  of  the  Revolving
                                        Credit Line Loans ranged from $______ to
                                        $_______ and averaged  $_______.  Credit
                                        Limits under the  Revolving  Credit Line
                                        Loans as of the Cut-off Date ranged from
                                        approximately   $_____  to  $______  and
                                        averaged $______.  Each Revolving Credit
                                        Line Loan was  originated  in the period
                                        from _______ to ________, and, as of the
                                        Cut-off  Date,   the  weighted   average
                                        Credit   Limit   Utilization   Rate  (as
                                        defined herein) was approximately  ___%.
                                        See "The Home Equity Lending Program" and "Description of the Revolving Credit Line Loans" herein.

Collections.............................All Collections on the Revolving  Credit
                                        Line  Loans  will  be  allocated  by the
                                        Servicer   in   accordance    with   the
                                        Revolving  Credit  Line Loan  Agreements
                                        between amounts  collected in respect of
                                        interest  ("Interest  Collections")  and
                                        amounts    collected   in   respect   of
                                        principal ("Principal  Collections" and,
                                        together  with   Interest   Collections,
                                        "Collections").    The   Servicer   will
                                        generally      deposit       Collections
                                        distributable   to  the  Holders  in  an
                                        account  established  for  such  purpose
                                        under  the  Servicing   Agreement   (the
                                        "Collection Account").  See "Description
                                        of the Servicing  Agreement--Allocations
                                        and   Collections"   herein   and   "The
                                        Agreements--Payments  on Loans; Deposits
                                        to Security  Account" and  "Servicing of
                                        Loans--Collection   Procedures"  in  the
                                        Prospectus.

Description of the Securities

         A.  Distributions..............On each Distribution Date, Collections on the Revolving Credit Line Loans will be applied in the following order of priority:

                                                  (i)   to  the   Servicer,  the
                                             Servicing Fee;

                                                  (ii)  as   payment   for   the
                                             accrued   interest   due   and  any
                                             overdue   accrued   interest  (with
                                             interest   thereon  to  the  extent
                                             lawful)    on    the     respective
                                             outstanding  principal  balances of
                                             the Notes (the "Note  Balance") and
                                             the Certificates  (the "Certificate
                                             Balance"  and,  together  with  the
                                             Note    Balance,    the   "Security
                                             Balance");

                                                  (iii) as   principal   of  the
                                             Securities, the excess of Principal
                                             Collections     over     Additional
                                             Balances    created    during   the
                                             preceding  Collection Period,  such
                                             amount to be allocated  between the
                                             Notes and  Certificates,  pro rata,
                                             based on their respective  Security
                                             Balances;

                                                  (iv)  as   principal   of  the
                                             Securities,   as  payment  for  any
                                             Liquidation  Loss  Amounts  on  the
                                             Revolving Credit Line Loans;

                                                  (v)   as   payment   for   the
                                             premium on the Policy;

                                                  (vi)  to reimburse prior draws
                                             made on the Policy; and

                                                  (vii) any  remaining  amounts,
                                             to the Depositor.

                                        As  to  any   Distribution   Date,   the
                                        "Collection   Period"  is  the  calendar
                                        month preceding the month in which such Distribution Date occurs.

                                        "Liquidation  Loss Amount"  means,  with
                                        respect  to  any  liquidated   Revolving
                                        Credit   Line  Loan,   the   unrecovered
                                        Principal Balance thereof at the end of the related Collection Period in which such Revolving Credit Line Loan became a liquidated Revolving Credit Line Loan, after giving effect to the Liquidation Proceeds in connection therewith.

         B.  Note Rate..................Interest  will  accrue  on the  unpaid
                                        Note  Balance  of the Notes (i) at a per
                                        annum  rate (the "Note  Rate")  equal to
                                        ___% from the Closing  Date to the first
                                        Distribution  Date and (ii)  thereafter,
                                        from   and   including   the   preceding
                                        Distribution  Date to but excluding such
                                        current   Distribution  Date  (each,  an
                                        "Accrual  Period") at [a  floating  rate
                                        equal  to  LIBOR  plus   ___%]   [___%].
                                        [Interest will be calculated on the basis of the actual number of days in each Accrual Period divided by 360.] A failure to pay interest on any Notes on any Distribution Date that continues for five days will constitute an Event of Default under the Indenture.

         C.  Pass-Through Rate .........Interest   will   accrue  on  the unpaid
                                        Certificate  Balance of the Certificates
                                        (i)   at   a   per   annum   rate   (the
                                        "Pass-Through  Rate") equal to ___% from
                                        the   Closing    Date   to   the   first
                                        Distribution  Date and (ii)  thereafter,
                                        at [a floating  rate equal to LIBOR plus
                                        ___%]   [___%].    [Interest   will   be
                                        calculated  on the  basis of the  actual
                                        number  of days in each  Accrual  Period
                                        divided   by  360.]  A  failure  to  pay
                                        interest on any Certificates on any Distribution Date that continues for five days will constitute an Event of Default under the Trust Agreement.

         D.  Distribution Date .........The _____ day of each month or,  if such day is not a Business Day, the next succeeding Business Day, commencing with _______, 199__. A "Business Day" is any day other than a Saturday, Sunday or other day on which banking institutions in New York, New York [and ____________] are authorized or obligated by law, regulation or executive order to be closed.

         E. Record Date ................The  last day  preceding a  Distribution
                                        Date or, if the Securities are no longer
                                        Book-Entry Securities, the last day of the month preceding the month in which a Distribution Date occurs.


         F. Final Scheduled Distribution
            Dates.......................To  the   extent  not  previously  paid,
                                        (i)  the  Certificate   Balance  of  the
                                        Certificates  will be due on the  ______
                                        Distribution  Date  and  (ii)  the  Note
                                        Balance  of the Notes will be due on the
                                        _____  Distribution Date. Failure to pay
                                        the full  Note  Balance  of Notes or the
                                        full   Certificate    Balance   on   the
                                        Certificates  on or before  the  related
                                        Final Scheduled Distribution Date will constitute an Event of Default under the Indenture or the Trust Agreement, as the case may be.


         G. Form and Registration ......The   Securities   will   initially   be
                                        delivered     in     Book-Entry     form
                                        ("Book-Entry  Securities").  Holders  of
                                        such  Securities may elect to hold their
                                        interests  through The Depository  Trust
                                        Company ("DTC"),  [in the United States,
                                        or   Cedel   Bank,    societe   anonyme,
                                        ("Cedel")   or  the   Euroclear   System
                                        ("Euroclear"),   in  Europe].  Transfers
                                        within DTC [, Cedel or Euroclear, as the
                                        case may be,] will be in accordance with
                                        the usual rules and operating procedures
                                        of the relevant  system.  So long as the
                                        Securities  are  Book-Entry  Securities,
                                        such Securities will be evidenced by one
                                        or  more  securities  registered  in the
                                        name  of  Cede  & Co.  ("Cede"),  as the
                                        nominee  of DTC [or one of the  relevant
                                        depositaries].   Cross-market  transfers
                                        between  Persons  holding   directly  or
                                        indirectly  through  DTC[,  on  the  one
                                        hand,   and    counterparties    holding
                                        directly or indirectly  through Cedel or
                                        Euroclear,   on  the  other,]   will  be
                                        effected  in DTC through  Citibank  N.A.
                                        ("Citibank")  or Morgan  Guaranty  Trust
                                        Company  of  New  York  ("Morgan"),  the
                                        relevant   depositaries   of  Cedel  and
                                        Euroclear,   respectively,  and  each  a
                                        participating   member   of   DTC.   The
                                        Securities  will initially be registered
                                        in the name of Cede.  The  interests  of
                                        such Holders will be represented by book
                                        entries  on  the   records  of  DTC  and
                                        participating members thereof. No Holder
                                        of  a  Security   will  be  entitled  to
                                        receive a definitive  note  representing
                                        such  Person's  interest,  except in the
                                        event   that    Securities    in   fully
                                        registered,       certificated      form
                                        ("Definitive   Securities")  are  issued
                                        under    the    limited    circumstances
                                        described   in   "Description   of   the
                                        Securities--General"  in the Prospectus.
                                        All   references   in  this   Prospectus
                                        Supplement  to  Securities  reflect  the
                                        rights of  Holders of such Notes only as
                                        such rights may be exercised through DTC
                                        and its participating  organizations for
                                        so long as such  Securities  are held by
                                        DTC.    See    "Description    of    the
                                        Securities--Book-Entry       Securities"
                                        herein.

         H. Denominations ..............The  Notes  will  be  issued in  minimum denominations  of $_______  and integral
                                        multiples of $______ in excess  thereof.
                                        The  Certificates   will  be  issued  in
                                        minimum denominations of $_______ and integral multiples of $______ in excess thereof.


[Letter of Credit]
[Surety Bond] Issuer...................._______________ (the "[Letter of Credit]
                                        [Surety Bond] Issuer"). See "The [Letter of Credit] [Surety Bond] Issuer" herein.


[Letter of Credit]
[Surety Bond]...........................On   the  Closing  Date , the [Letter of
                                        Credit]  [Surety Bond] Issuer will issue
                                        a [letter of credit]  [surety bond] (the
                                        "[Letter of Credit]  [Surety  Bond]") in
                                        favor of the Owner  Trustee on behalf of
                                        the  Trust.  In the  event  that  on any
                                        Distribution Date,  available amounts on
                                        deposit in the  Collection  Account with
                                        respect  to  the  preceding   Collection
                                        Period are  insufficient  to provide for
                                        the payment of the amount required to be
                                        distributed   to  the  Holders  and  the
                                        Servicer on such Distribution  Date, the
                                        Owner  Trustee  will draw on the [Letter
                                        of Credit]  [Surety  Bond] to the extent
                                        of the [Letter of Credit]  [Surety Bond]
                                        Amount for such Distribution Date, in an
                                        amount  equal  to such  deficiency.  See
                                        "Description    of   the    Securities--
                                        Distributions" herein and "Enhancement" in the Prospectus.

[[Letter of Credit]
[Surety Bond]
 Amount.................................The  amount  available under the [Letter of Credit]  [Surety  Bond] (the "[Letter
                                        of Credit]  [Surety  Bond]  Amount") for
                                        the  initial   Distribution Date will be
                                        $___________. For each Distribution Date
                                        thereafter,   the   [Letter  of  Credit]
                                        [Surety  Bond]  Amount  will  equal  the
                                        lesser of (i)___ % of the  Pool  Balance
                                        as of the first day  of  the   preceding
                                        Collection  Period  (after giving effect
                                        to any amounts distributed in respect of
                                        principal of the  Revolving  Credit Line
                                        Loans on the Distribution Date occurring
                                        in such preceding Collection Period) and
                                        (ii)  the  [Letter  of  Credit]  [Surety
                                        Bond]  Amount as of the first day of the
                                        preceding  Collection Period,  minus any
                                        amounts   drawn  under  the  [Letter  of
                                        Credit]   [Surety   Bond]   during  such
                                        preceding  Collection  Period,  plus any
                                        amounts  paid to the  [Letter of Credit]
                                        [Surety Bond] Issuer on the Distribution
                                        Date   occurring   in   such   preceding
                                        Collection Period up to the amount of any previous draws on the [Letter of Credit] [Surety Bond].]

Servicing...............................The  Servicer  will  be  responsible for
                                        servicing,     managing    and    making
                                        Collections on the Revolving Credit Line
                                        Loans. On the ________ business day, but
                                        no later than the _______  calendar day,
                                        of each month  (each,  a  "Determination
                                        Date"), the Servicer will calculate, and
                                        will   instruct   the  related   Trustee
                                        regarding,  the  amounts to be paid,  as
                                        described  herein,  with  respect to the
                                        related   Collection   Period,   to  the
                                        related Holders. See "Description of the
                                        Securities--Distributions"  herein.  The
                                        Servicer    will   receive   a   monthly
                                        servicing fee in the amount of ____% per
                                        annum (the  "Servicing Fee Rate") of the
                                        related Pool Balance,  and certain other
                                        amounts, as servicing  compensation from
                                        the  Trust.   See   "Servicing   of  the
                                        Revolving  Credit Line  Loans--Servicing
                                        Compensation  and  Payment of  Expenses"
                                        herein.      In     certain      limited
                                        circumstances,  the  Servicer may resign
                                        or be removed, in which event either the
                                        Owner Trustee or a third-party  servicer
                                        will be appointed as successor Servicer.
                                        See  "Servicing  of  the  Loans--Certain
                                        Matters Regarding the Servicer" and "The
                                        Agreements--Events  of  Default;  Rights
                                        Upon   Events   of   Default"   in   the
                                        Prospectus.


[Final Payment of Principal;
Termination.............................The   Trust   will   terminate   on  the
                                        Distribution  Date following the earlier
                                        of (i) ______________ and (ii) the final
                                        payment or other liquidation of the last
                                        Revolving  Credit  Line Loan and Private
                                        Security  in the  Trust.  The  Revolving
                                        Credit  Line  Loans  will be  subject to
                                        optional  repurchase  by the Servicer on
                                        any   Distribution    Date   after   the
                                        aggregate  Principal  Balance thereof is
                                        reduced to an amount  less than or equal
                                        to $_____ ([5]% of the initial Principal
                                        Balance).  The Repurchase  Price will be
                                        equal  to  the  sum  of  the   aggregate
                                        Principal   Balance  of  the   Revolving
                                        Credit Line Loans and accrued and unpaid
                                        interest thereon at the weighted average
                                        of  the  Loan  Rates   through  the  day
                                        preceding     the    Final     Scheduled
                                        Distribution  Date. See  "Description of
                                        the  Securities--Optional   Termination"
                                        herein and "The Agreements--Termination" in the Prospectus.]


Certain Federal Income Tax
Considerations..........................In  the  opinion  of  Tax  Counsel,  for federal  income tax purposes,  the Notes
                                        will be  characterized  as indebtedness,
                                        and the Trust will not be  characterized
                                        as an  association  (or publicly  traded
                                        partnership)  taxable as a  corporation.
                                        Each Holder of a Note, by its acceptance
                                        of a Note, will agree to treat such Note
                                        as indebtedness  for federal,  state and
                                        local income and franchise tax purposes.
                                        See   "Certain    Federal   Income   Tax
                                        Considerations"     and    "State    Tax
                                        Considerations"   herein   and   in  the
                                        Prospectus concerning the application of federal, state and local tax laws.

Legal Investment........................The   Securities  will  not   constitute
                                        "mortgage   related    securities"   for
                                        purposes  of  the   Secondary   Mortgage
                                        Market   Enhancement  Act  of  1984,  as
                                        amended  ("SMMEA"),  because  not all of
                                        the  Mortgages  securing  the  Revolving
                                        Credit  Line Loans are first  mortgages.
                                        Accordingly,   many   institutions  with
                                        legal authority to invest in comparably rated securities based solely on first mortgages may not be legally authorized to invest in the Securities. See "Legal Investment Considerations" herein and "Legal Investment" in the Prospectus.

ERISA ..................................Generally, Plans that are subject to the requirements  of ERISA  and the Code are
                                        permitted   to   purchase    instruments
                                        similar to the Notes that are debt under
                                        applicable   state   law  and   have  no
                                        "substantial  equity  features"  without
                                        reference to the prohibited  transaction
                                        requirements  of ERISA and the Code.  In
                                        the opinion of ERISA Counsel (as defined
                                        herein), the Notes will be classified as
                                        indebtedness  without substantial equity
                                        features for ERISA purposes. However, if
                                        the Notes were to be deemed to be equity
                                        interests and no  statutory,  regulatory
                                        or  administrative   exemption  were  to
                                        apply,  the Trust will hold plan  assets
                                        by reason of a Plan's  investment in the
                                        Notes.  Accordingly,  any Plan fiduciary
                                        considering   whether  to  purchase  the
                                        Notes on behalf of a Plan should consult
                                        with   its   counsel    regarding    the
                                        applicability of the provisions of ERISA
                                        and the Code and the availability of any
                                        exemptions.   Under   current  law,  the
                                        purchase and holding of the Certificates
                                        by or on behalf of any employee  benefit
                                        plan  (each,  a "Plan")  subject  to the
                                        fiduciary  responsibility  provisions of
                                        the Employee  Retirement Income Security
                                        Act of 1974, as amended  ("ERISA"),  may
                                        result  in  a  "prohibited  transaction"
                                        within the meaning of ERISA and the Code
                                        or  other  violation  of  the  fiduciary
                                        responsibility  provisions  of ERISA and
                                        Section 4975 of the Code. [Consequently,
                                        the  Certificates may not be transferred
                                        to a proposed  transferee that is a Plan
                                        subject to ERISA or that is described in
                                        Section  4975(e)(1)  of the  Code,  or a
                                        Person acting on behalf of any such Plan
                                        or using the assets of such Plan, unless
                                        the  Owner  Trustee  and  the  Depositor
                                        receive an opinion of counsel reasonably
                                        satisfactory  to the Owner  Trustee  and
                                        the  Depositor  to the  effect  that the
                                        purchase    and    holding    of    such
                                        Certificates will not result in the assets of the Trust being deemed to be "plan assets" for ERISA purposes and will not be a prohibited transaction under ERISA or Section 4975 of the Code.] See "ERISA Considerations" herein and in the Prospectus.

Rating .................................It is a condition to the issuance of the
                                        Securities that they be rated _______ by
                                        at  least  ____  nationally   recognized
                                        statistical rating  organizations (each,
                                        a "Rating Agency"). In general,  ratings
                                        address  credit  risk and do not address
                                        the   likelihood   of   prepayments.   A
                                        security rating is not a recommendation to buy, sell or hold securities.




                                  RISK FACTORS

[CASH FLOW CONSIDERATIONS

         During the first ____-year draw down period under the related Revolving Credit Line Loan Agreements for the Revolving Credit Line Loans, Collections on such Revolving Credit Line Loans may vary because, among other things, borrowers are not required to make monthly payments of principal. With respect to some of the Revolving Credit Line Loans, during the second ____-year draw down period, no monthly payments of principal are required. Collections on the Revolving Credit Line Loans may also vary due to seasonal purchasing and payment habits of borrowers.

         General credit risk may also be greater to Holders than to holders of instruments representing interests in level payment first mortgage loans, since no payment of principal generally is required until after either a five- or ten-year interest-only period under the related Revolving Credit Line Loan Agreements. Minimum monthly payments will at least equal and may exceed accrued interest. Even assuming that the Mortgaged Properties provide adequate security for the Revolving Credit Line Loans, substantial delay could be encountered in connection with the liquidation of Revolving Credit Line Loans that are delinquent and corresponding delays in the receipt of related proceeds by Holders could occur if the [Letter of Credit] [Surety Bond] provider were unable to perform on its obligations under the [Letter of Credit] [Surety Bond]. Further, liquidation expenses (such as legal fees, real estate taxes, and maintenance and preservation expenses) will reduce the Liquidation Proceeds payable to Holders and thereby reduce the security for the Revolving Credit Line Loans. In the event any of the Mortgaged Properties fail to provide adequate security for the related Revolving Credit Line Loans, Holders could experience a loss if the [Letter of Credit] [Surety Bond] provider were unable to perform its obligations under the [Letter of Credit] [Surety Bond].]

PREPAYMENT CONSIDERATIONS

         All of the Revolving Credit Line Loans may be prepaid in whole or in part at any time without penalty. Home equity loans, such as the Revolving Credit Line Loans, have been originated in significant volume only during the past few years and neither the Depositor nor the Servicer is aware of any publicly available studies or statistics on the rate of prepayment of such loans. The Trust's prepayment experience may be affected by a wide variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility. In addition, substantially all of the Revolving Credit Line Loans contain due-on-sale provisions and the Servicer intends to enforce such provisions unless (i) such enforcement is not permitted by applicable law or (ii) the Servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the related Mortgaged Property to assume the Revolving Credit Line Loan. To the extent permitted by applicable law, such assumption will not release the original borrower from its obligation under any such Revolving Credit Line Loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses in Revolving Credit Line Loans" in the Prospectus.

LEGAL CONSIDERATIONS

         The Revolving Credit Line Loans are secured by deeds of trust or Mortgages. With respect to Revolving Credit Line Loans that are secured by first Mortgages, the Servicer has the power under certain circumstances to consent to a new mortgage lien on the Mortgaged Property having priority over such Revolving Credit Line Loan. Revolving Credit Line Loans secured by senior Mortgages are entitled to proceeds that remain from the sale of the related Mortgaged Property after any related senior mortgage loan and prior statutory liens have been satisfied. In the event that such proceeds are insufficient to satisfy such loans and prior liens in the aggregate [and the [Letter of Credit] [Surety Bond] provider is unable to perform its obligations under the [Letter of Credit] [Surety Bond] or if the coverage under the [Letter of Credit] [Surety Bond] is exhausted], the Trust, and accordingly, the Holders, bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment cannot be obtained or is not realized upon. See "Certain Legal Aspects of the Loans" in the Prospectus.

         The sale of the Revolving Credit Line Loans from the Seller to the Depositor pursuant to the Purchase Agreement will be treated as a sale of the Revolving Credit Line Loans. The Seller will warrant that such transfer is either a sale of its interest in the Revolving Credit Line Loans or a grant of a first priority perfected security interest therein. In the event of an insolvency of the Seller, the receiver of the Seller may attempt to recharacterize the sale of the Revolving Credit Line Loans as a borrowing by the Seller secured by a pledge of the Revolving Credit Line Loans. If the receiver decided to challenge such transfer, delays in payments of the Securities and possible reductions in the amount thereof could occur. The Depositor will warrant in the Trust Agreement that the transfer of its interest in the Revolving Credit Line Loans to the Trust is a valid transfer and assignment of such interest.

         If a conservator, receiver or trustee were appointed for the Seller, or if certain other events relating to the bankruptcy or insolvency of the Seller were to occur, Additional Balances would not be transferred by the Seller to the Trust pursuant to the Purchase Agreement (as assigned by the Depositor to the Trust). In such an event, an Event of Default under the Trust Agreement and Indenture would occur and the Owner Trustee would attempt to sell the Revolving Credit Line Loans (unless Holders of Securities evidencing undivided interests aggregating at least 51% of each of the Note Balance and the Certificate Balance instruct otherwise), thereby causing early payment of the respective Security Balances of the Notes and the Certificates.

         In the event of a bankruptcy or insolvency of the Servicer, the related bankruptcy trustee or receiver may have the power to prevent the Owner Trustee or the Holders from appointing a successor Servicer.

SERVICER'S ABILITY TO CHANGE THE TERMS OF THE REVOLVING CREDIT LINE LOANS

         The Servicer may agree to changes in the terms of a Revolving Credit Line Loan Agreement, provided that such changes (i) do not adversely affect the interests of the Holders and (ii) are consistent with prudent business practice. There can be no assurance that changes in applicable law or the marketplace for home equity loans or prudent business practice will not result in changes in the terms of the Revolving Credit Line Loans.

[DELINQUENT REVOLVING CREDIT LINE LOANS

          The Trust will include Revolving Credit Line Loans that are 59 or fewer days delinquent. The Cut-off Date Principal Balance of such delinquent Revolving Credit Line Loans was $____________.]



                                    THE TRUST

GENERAL

         The Issuer, Bear Stearns Home Equity Loan Trust 199__-__, is a business trust formed under the laws of the State of Delaware pursuant to the Trust Agreement for the transactions described in this Prospectus Supplement. The Trust Agreement constitutes the "governing instrument" under the laws of the State of Delaware relating to business trusts. After its formation, the Issuer will not engage in any activity other than (i) acquiring, holding and managing the Revolving Credit Line Loans and the other assets of the Trust and proceeds therefrom, (ii) issuing the Notes and the Certificates, (iii) making payments on the Notes and the Certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

         The property of the Trust will consist of: (i) the Revolving Credit Line Loans; (ii) Collections on the Revolving Credit Line Loans received on or after the Cut-off Date; (iii) Mortgaged Properties relating to the Revolving Credit Line Loans that are acquired by foreclosure or deed in lieu of foreclosure; (iv) the Collection Account and the Distribution Accounts (excluding, in each case, net earnings thereon); (v) the [Letter of Credit] [Surety Bond]; and (vi) an assignment of the Depositor's rights under the Purchase Agreement, including all rights of the Depositor to purchase Additional Balances.

         The Trust's principal offices are in __________, Delaware, in care of _______________, as Owner Trustee, at ____________.

                   THE [LETTER OF CREDIT] [SURETY BOND] ISSUER

         The following information with respect to _________ has been furnished by __________.

         [Description of Letter of Credit/Surety Bond Issuer]

                         THE HOME EQUITY LENDING PROGRAM

         The   information   set  forth  below   concerning   ________  and  its
underwriting policies has been provided by _________. The Depositor does not make any representation as to the accuracy or completeness of such information.

GENERAL

         The Revolving Credit Line Loans were originated by _____________ (in such capacity, the "Seller") under its home equity lending program. The Seller first offered [fixed] [adjustable] rate home equity revolving credit line loans ("home equity loans") in 19___. As of __________, _______ owned and serviced approximately $__________ aggregate principal amount of outstanding home equity loans secured by properties located in __________ under home equity credit lines.

UNDERWRITING PROCEDURES RELATING TO THE REVOLVING CREDIT LINE LOANS

         Each Revolving Credit Line Loan was originated after a review by the Seller in accordance with its established underwriting procedures, which were intended to assess the applicant's ability to assume and repay such Revolving Credit Line Loan and the adequacy of the real property that was to serve as collateral for such Revolving Credit Line Loan. The maximum Credit Limit for a Revolving Credit Line Loan provided by the Seller was
$_____________.

         Each applicant for a home equity loan was required to complete an application that listed the applicant's assets, liabilities, income, credit and employment history and other demographic and personal information. If information in the loan application demonstrated that there was sufficient income and equity to justify making a home equity loan and the Seller (i) received a satisfactory independent credit bureau report on the credit history of the borrower and (ii) obtained, in the case of all home equity loans originated prior to ________, 19___, a drive-by appraisal of the related Mortgaged Property or, for all home equity loans originated as of _______, 19___, a satisfactory appraisal completed on forms approved by FNMA, and if such information met the Seller's underwriting standards, the Seller issued a commitment subject to satisfaction of certain other conditions. These conditions included: (i) obtaining and reviewing pay stubs, income tax returns or a verification of employment from the applicant's employer; (ii) obtaining and reviewing a verification of deposit; and (iii) when the home equity loan was to be in a junior lien position, obtaining and reviewing a verification of the loan or loans in a senior lien position.

         Appraisals of the Mortgaged Properties were performed by a qualified appraiser or an independent third-party, fee-based appraiser who had been previously approved for such assignment by the Seller.

         It is the Seller's policy to require a title policy insuring title mortgage in accordance with the intended lien position.

         Generally, a home equity loan needed a Combined Loan-to-Value Ratio of ___% for loans for which the Seller obtained full documentary support and ___% for loans for which limited documentary support was obtained.

         After obtaining all applicable employment, credit and property information, the Seller determined whether sufficient unencumbered equity in the property existed and whether the prospective borrower had sufficient monthly income available to support the payments of interest at the current prime rate plus the applicable margin based on the Credit Limit in addition to any senior mortgage loan payments (including any escrows for property taxes and hazard insurance premiums) and other monthly credit obligations based on the prospective borrower's debt-to-gross income ratio. The "debt-to-gross income ratio" is the ratio of (a) certain of the borrower's debt obligations, which include: (i) the monthly first mortgage payment plus taxes; (ii) monthly installment debt payments with a term of more than ten months; (iii) five percent of the total revolving obligations; (iv) monthly alimony and child support obligations; and (v) the payment on the home equity loan calculated at the Credit Limit and current prime rate plus margin for such home equity loan to
(b) the borrower's gross verifiable monthly income. The debt-to-gross income ratio generally did not exceed ______%.

         When the commitment conditions had been satisfied, the Revolving Credit Line Loan was completed by signing a Revolving Credit Line Loan Agreement, rescission statement, and Mortgage that secured the repayment of principal of and interest on the Revolving Credit Line Loan. The original Mortgage was then recorded in the appropriate county government office.

REVOLVING CREDIT LINE LOAN TERMS

         A borrower may access a home equity loan by writing a check. On all home equity loans, there is [a ten-year] draw down period as long as the borrower is not in default under the loan agreement. Home equity loans bear interest at a variable rate, which may change biweekly. Home equity loans may be subject to a maximum per annum interest rate (the "Maximum Rate") of ______% per annum and in all cases are subject to applicable usury limitations. See "Certain Legal Aspects of the Loans--Applicability of Usury Laws" in the Prospectus. The daily periodic rate on the Revolving Credit Line Loans (the "Loan Rate") is the sum of the Index Rate plus a spread (the "Margin"), which generally ranges between ____% and ____%, divided by 365 days or 366 days, as applicable.

         The "Index Rate" is based on [the prime rate published in the "Money Rates" section of The Wall Street Journal generally on the Monday of the week in which such Loan Rate adjusts (or, if no rate is published on such day, then on the next succeeding calendar day on which a prime rate is published), rounded to the nearest 1/8 of 1 percent.] The annual percentage rate for any biweekly period will be based on the prime rate in effect on the Monday on which the rate may change. [If a prime rate range is published in The Wall Street Journal, then the midpoint (average) of such range will be used.] There are no limitations on increases or decreases (except for those Revolving Credit Line Loans that have Maximum Rates). Only the Revolving Credit Line Loans that have Maximum Rates of ____% also have annual adjustment caps of __% as to both increases and decreases in their Loan Rates.

         Billing statements are mailed monthly. The statement details all debits and credits and specifies the minimum payment due and the available credit line. Notice of changes in the applicable Loan Rate are provided by the Seller to the borrower with such statements. All payments are due by the tenth day after the date the billing statement is issued.

         The Revolving Credit Line Loan Agreements further provide that if publication of the Index Rate is discontinued, the Index Rate will be changed upon notification in accordance with such Revolving Credit Line Loan Agreements.

         The borrower's right to obtain additional credit may be suspended or terminated, or the borrower may be required to pay the entire balance due plus all other accrued but unpaid charges immediately, if (i) the borrower fails to make any required payment by the due date, (ii) the total outstanding principal balance including all charges payable exceeds the Credit Limit, (iii) the borrower made any statement or signature on any document that is fraudulent or contained a material misrepresentation, (iv) the borrower dies or becomes incompetent, (v) the borrower becomes bankrupt or insolvent, (vi) the borrower becomes subject to any judgment, lien or attachment or any execution is issued against the Mortgaged Property, (vii) the borrower fails to obtain and maintain required property insurance or (viii) the borrower sells or transfers the Mortgaged Property or does not maintain the Mortgaged Property. In addition, the right to obtain additional credit may be suspended or a borrower's Credit Limit may be reduced, if (i) the value of the Mortgaged Property decreases for any reason to less than 80% of the original appraised value, (ii) the borrower is in default under the Revolving Credit Line Loan Agreement, (iii) government action impairs the Seller's lien priority or (iv) a regulatory agency has notified the Seller that continued advances would constitute an unsafe and unsound practice.

DELINQUENCY AND LOSS EXPERIENCE OF THE SERVICER'S PORTFOLIO

         The following tables set forth the delinquency and loss experience for each of the periods shown for the home equity loans indicated on the table. The Servicer believes that there have been no material trends or anomalies in the historical delinquency and loss experience as represented in the following tables. The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the Revolving Credit Line Loans will be similar to that set forth below.

                             DELINQUENCY EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                                  AS OF
                                               -----------------------------------------
                                                NUMBER OF LOANS
                                                     LOANS                   AMOUNT
                                               -------------------     -----------------

Amount Outstanding at
  Period End..............................

Delinquency
  30-59 Days..............................                              $
  60-89 Days..............................
  90 or More Days.........................
  Foreclosures and Bankruptcies...........
                                                                        -----------------
                                                                        =================
Total Delinquencies.......................                                            %

30-59 Days Percentage.....................
60-89 Days Percentage.....................                                            %
90 or More Days Percentage................                                            %
Foreclosures and Bankruptcies.............



                                 LOSS EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                                           FOR THE YEAR
                                                                          ENDING ________
                                                                       ---------------------
Average Amount
  Outstanding................................                           $
Gross Charge-Offs............................                           $
Recoveries...................................                           $
Net Losses as a Percentage
  of Average Amount Outstanding..............                                         %


                  SERVICING OF THE REVOLVING CREDIT LINE LOANS

         The information set forth below concerning the Servicer and its servicing policies has been provided by the Servicer. The Depositor does not make any representation as to the accuracy or completeness of such information.

GENERAL

         The Servicer will be responsible for servicing the Revolving Credit Line Loans as agent for the Trust in accordance with the Servicer's policies and procedures for servicing home equity loans and in accordance with the terms of the Servicing Agreement.

         With respect to real estate secured loans, the general policy of the Servicer is to initiate foreclosure on the underlying property (i) after such loan is 90 days or more delinquent; (ii) if a notice of default on a senior lien is received by the Servicer; or (iii) if circumstances are discovered by the Servicer that would indicate that a potential for loss exists. Foreclosure proceedings may be terminated if the delinquency is cured. However, under certain circumstances, the Servicer may elect not to commence foreclosure or stay the foreclosure proceeding if the borrower's default is due to special circumstances that are temporary and are not expected to last beyond a specified period. The loans to borrowers in bankruptcy proceedings will be restructured in accordance with law and with a view to maximizing recovery of such home equity loans, including any deficiencies. Additionally, at any time during foreclosure, a forbearance, short sale, deed in lieu of foreclosure or payment plan can be authorized.

         After foreclosure, if the home equity loan is secured by a first mortgage lien, title to the related Mortgaged Property will pass to the Servicer, or a wholly-owned subsidiary of the Servicer, which will liquidate the Mortgaged Property and charge off the balance of the home equity loan that was not recovered by the Liquidation Proceeds. If the Mortgaged Property was subject to a senior lien position, the Servicer will either satisfy such lien at the time of foreclosure or take other action as deemed necessary to protect the Servicer's interest in the Mortgaged Property. If, in the judgment of the Servicer, the cost of maintaining or purchasing the senior lien position exceeds the economic benefit of such action, the Servicer will generally charge off the entire home equity loan, will seek a money judgment against the borrower or will not pursue any recovery.

         Servicing and charge-off policies and collection practices may change over time in accordance with the Servicer's business judgment, changes in the Servicer's real estate secured revolving credit line loans and applicable laws and regulations, and other considerations.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         With respect to each Collection Period other than the first Collection Period, the servicing compensation to be paid to the Servicer in respect of its servicing activities relating to the Revolving Credit Line Loans will be paid to it from Interest Collections in respect of the Revolving Credit Line Loans and will be equal to ____% per annum (the "Servicing Fee Rate") on the Pool Balance as of the first day of each such Collection Period (the "Servicing Fee"). With respect to the first Collection Period, the Servicer will receive from such Collections ____% of the amount calculated in the preceding sentence. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Servicer as additional servicing compensation.

         The Servicer will pay certain ongoing expenses associated with the Trust and incurred by it in connection with its responsibilities under the Servicing Agreement including, without limitation, payment of the fees and disbursements of the Trustees, any custodian appointed by a Trustee, the registrar and any paying agent. In addition, the Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted Revolving Credit Line Loans and in connection with the restoration of Mortgaged Properties related thereto, such right of reimbursement being prior to the rights of Holders to receive any related Liquidation Proceeds.

                 DESCRIPTION OF THE REVOLVING CREDIT LINE LOANS

REVOLVING CREDIT LINE LOANS

         The Revolving Credit Line Loans were originated pursuant to loan agreements and disclosure statements (the "Revolving Credit Line Loan Agreements") and are secured by Mortgages or deeds of trust on Mortgaged Properties. The Mortgaged Properties securing the Revolving Credit Line Loans consist primarily of residential properties that are one to four-family properties. ____% of the Mortgaged Properties are owner-occupied. See "--Revolving Credit Line Loan Pool Statistics."

         The Cut-off Date Pool Balance is $___________, which is equal to the aggregate Principal Balance of the Revolving Credit Line Loans as of ______, 199__ (the "Cut-off Date"). As of the Cut-off Date, the Revolving Credit Line Loans were not more than 59 days delinquent and had a Loan Rate of at least ____% per annum. The average Cut-off Date Principal Balance was $_______, the minimum Cut-off Date Principal Balance was zero, the maximum Cut-off Date Principal Balance was $_______, the minimum Loan Rate and the maximum Loan Rate on the Cut-off Date were ____% and ____% per annum, respectively, and the weighted average Loan Rate on the Cut-off Date was ____% per annum. As of the Cut-off Date, the weighted average Credit Limit Utilization Rate was ____%, the minimum Credit Limit Utilization Rate was zero and the maximum Credit Limit Utilization Rate was ____%. The "Credit Limit Utilization Rate" is determined by dividing the Cut-off Date Principal Balance of a Revolving Credit Line Loan by the Credit Limit of the related Revolving Credit Line Loan Agreement. The weighted average Combined Loan-to-Value Ratio of the Revolving Credit Line Loans was ____% as of the Cut-off Date.

REVOLVING CREDIT LINE LOAN POOL STATISTICS

         The Depositor has compiled the following additional information as of the Cut-off Date with respect to the Revolving Credit Line Loans to be included in the Trust.

                              [TABULAR INFORMATION]



ASSIGNMENT OF REVOLVING CREDIT LINE LOANS

         At the time of issuance of the Securities, the Depositor will transfer to the Trust all of its right, title and interest in and to each Revolving
Credit Line Loan (including its right to purchase any Additional Balances arising in the future), the related Revolving Credit Line Loan Agreements,
Mortgages and other related documents (collectively, the "Related Documents") and all Collections received on or with respect to each such Revolving Credit Line Loan on or after the Cut-off Date pursuant to an assignment of the Depositor's rights and obligations under the Purchase Agreement. The related Trustee, concurrently with such transfer, will deliver the Securities. Each Revolving Credit Line Loan transferred to the Owner Trust will be identified on a schedule (the "Revolving Credit Line Loan Schedule") delivered to the Owner Trustee pursuant to the Purchase Agreement. Such schedule will include information as to the Cut-off Date Principal Balance of each Revolving Credit Line Loan, as well as information with respect to the Loan Rate.

         The Purchase Agreement will require, within the time period specified therein, the Seller to deliver to the Owner Trustee (or a custodian, as the Owner Trustee's agent for such purpose) the Revolving Credit Line Loans endorsed in blank and the Related Documents. In lieu of delivery of original Mortgages, the Seller may deliver true and correct copies thereof that have been certified as to authenticity by the appropriate county recording office where such Mortgage is recorded.

         Under the terms of the Purchase Agreement, the Seller, acting at the Depositor's request, will have [___ days after the Closing Date] to prepare and record assignments of the Mortgages related to each Revolving Credit Line Loan in favor of the Owner Trustee, unless opinions of counsel satisfactory to the Rating Agencies and the Insurer are delivered to the Owner Trustee and the Insurer to the effect that recordation of such assignments is not required in the relevant jurisdictions to protect the interests of the Owner Trustee in the Revolving Credit Line Loans.

         Within 90 days after the Closing Date, the Owner Trustee will review the Revolving Credit Line Loans and the Related Documents, and if any Revolving Credit Line Loan or Related Document is found to be defective in any material respect and such defect is not cured within 90 days following notification thereof to the Seller and the Depositor by the Owner Trustee, the Seller will be obligated to repurchase such defective Revolving Credit Line Loan and to deposit the Repurchase Price into the Collection Account. Upon such retransfer, the Principal Balance of such Revolving Credit Line Loan will be deducted from the Pool Balance. In lieu of any such repurchase, the Seller may substitute an
Eligible Substitute Revolving Credit Line Loan. Any such repurchase or substitution will be considered a payment in full of such Revolving Credit Line Loan. The obligation of the Seller to accept a transfer of a Defective Revolving Credit Line Loan is the sole remedy regarding any defects in the Revolving Credit Line Loans and Related Documents available to the Owner Trustee or the Holders.

         With respect to any Revolving Credit Line Loan, the "Repurchase Price" is equal to the Principal Balance of such Revolving Credit Line Loan at the time of any transfer described above plus accrued and unpaid interest thereon to the date of repurchase.

         An "Eligible Substitute Revolving Credit Line Loan" is a Revolving Credit Line Loan substituted by the Seller for a Defective Revolving Credit Line Loan that must, on the date of such substitution, (i) have a Principal Balance (or in the case of a substitution of more than one Revolving Credit Line Loan for a Defective Revolving Credit Line Loan, an aggregate Principal Balance), not 5% more or less than the Principal Balance relating to such Defective Revolving Credit Line Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Revolving Credit Line Loan and not more than 1% in excess of the Loan Rate of such Defective Revolving Credit Line Loan; (iii) have a Loan Rate based on the same index with adjustments to such Loan Rate made on the same date of adjustment of the Loan Rate as that of the Defective Revolving Credit Line Loan;
(iv) have a Margin that is not less than the Margin of the Defective Revolving Credit Line Loan and not more than 100 basis points higher than the Margin for the Defective Revolving Credit Line Loan; (v) have a mortgage of the same or higher level of priority as the Mortgage relating to the Defective Revolving Credit Line Loan; (vi) have a remaining term to maturity not more than six months earlier and not later than the remaining term to maturity of the Defective Revolving Credit Line Loan; (vii) comply with each representation and warranty as to the Revolving Credit Line Loans set forth in the Purchase Agreement (deemed to be made as of the date of substitution); and (viii) satisfy certain other conditions specified in the Purchase Agreement. To the extent the Principal Balance of an Eligible Substitute Revolving Credit Line Loan is less than the Principal Balance of the related Defective Revolving Credit Line Loan, the Seller will be required to make a deposit to the Collection Account equal to such difference ("Substitution Adjustment Amounts").

         The Seller will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Owner Trustee with respect to each Revolving Credit Line Loan (e.g., Cut-off Date Principal Balance and Loan Rate). In addition, the Seller will represent and warrant on the Closing Date that, among other things: (i) at the time of transfer to the Depositor, the Seller has transferred or assigned all of its right, title and interest in and to each Revolving Credit Line Loan and the Related Documents, free of any lien (subject to certain exceptions); and (ii) each Revolving Credit Line Loan was generated under a Revolving Credit Line Loan Agreement that complied, at the time of origination, in all material respects with applicable state and federal laws. Upon discovery of a breach of any such representation and warranty that materially and adversely affects the interests of the Holders in the related Revolving Credit Line Loan and Related Documents, the Seller will have a period of 60 days after discovery or notice of such breach to effect a cure. If the breach cannot be cured within such 60-day period, the Seller will be obligated to substitute such Defective Revolving Credit Line Loan or repurchase such Defective Revolving Credit Line Loan from the Trust. The same procedure and limitations that are set forth above for the repurchase or substitution of Defective Revolving Credit Line Loans will apply to the transfer of a Revolving Credit Line Loan that is required to be repurchased or substituted because of a breach of a representation or warranty in the Purchase Agreement that materially and adversely affects the interests of the Holders.

         Revolving Credit Line Loans required to be transferred to the Seller as described in the preceding paragraphs are referred to as "Defective Revolving Credit Line Loans."

                     DESCRIPTION OF THE SERVICING AGREEMENT

         The Servicer will establish and maintain on behalf of the Owner Trustee an account (the "Collection Account") for the benefit of the Holders. The Collection Account will be an Eligible Account. Subject to the investment provision described in the following paragraphs, upon receipt by the Servicer of amounts in respect of the Revolving Credit Line Loans (excluding amounts representing administrative charges, annual fees, taxes, assessments, credit insurance charges, insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Servicer will deposit such amounts into the Collection Account. Amounts so deposited may be invested in Eligible Investments (as described in the Servicing Agreement) maturing no later than one Business Day prior to the date on which the amount on deposit therein is required to be deposited into the related Distribution Account or on such Distribution Date if approved by the Rating Agencies. No later than the fifth Business Day prior to each Distribution Date (each, a "Determination Date"), the Servicer will notify the Owner Trustee and the Indenture Trustee of the amount of such deposit to be included in funds available for the related Distribution Date.


         The Owner Trustee and the Indenture Trustee will establish one or more accounts (the "Security Account") into which will be deposited amounts withdrawn from the Collection Account for distribution to Holders on a Distribution Date. The Security Account will be an Eligible Account, and amounts on deposit therein will be invested in Eligible Investments maturing on or before the Business Day prior to the related Distribution Date.


         An "Eligible Account" is an account that is (i) maintained with a depository institution the debt obligations of which at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies, (ii) maintained with a depository institution, which accounts are fully insured by either the Savings Association Insurance Fund ("SAIF") or the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation established by such fund with a minimum long-term unsecured debt rating of ____, (iii) a segregated trust account maintained with the Owner Trustee or an affiliate thereof in its fiduciary capacity or (iv) otherwise acceptable to each Rating Agency as evidenced by a letter from each Rating Agency to the Owner Trustee, without reduction or withdrawal of their then current ratings of the Securities.

         "Eligible Investments" are specified in the Servicing Agreement and are limited to investments that meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Securities.

ALLOCATIONS AND COLLECTIONS

         All Collections on the Revolving Credit Line Loans will generally be allocated in accordance with the Revolving Credit Line Loan Agreements between amounts collected in respect of interest and amounts collected in respect of principal. As to any Distribution Date, "Interest Collections" will be equal to the aggregate of the amounts collected during the related Collection Period, including Liquidation Proceeds, allocated to interest pursuant to the terms of the Revolving Credit Line Loan Agreements.

         As to any Distribution Date, "Principal Collections" will be equal to the sum of (i) the amounts collected during the related Collection Period, including Liquidation Proceeds, and allocated to principal pursuant to the terms of the Revolving Credit Line Loan Agreements and (ii) any Substitution Adjustment Amounts. "Liquidation Proceeds" with respect to a Revolving Credit Line Loan are equal to the aggregate of all amounts received upon liquidation of such Revolving Credit Line Loan, including, without limitation, insurance proceeds, reduced by related liquidation expenses, but not including the portion, if any, of such amount that exceeds the Principal Balance of such Revolving Credit Line Loan at the end of the Collection Period immediately preceding the Collection Period in which such Revolving Credit Line Loan became a liquidated Revolving Credit Line Loan, plus accrued and unpaid interest thereon through the date of liquidation.

         With respect to any date, the "Pool Balance" will be equal to the aggregate of the Principal Balances of all Revolving Credit Line Loans as of such date. The Principal Balance of a Revolving Credit Line Loan (other than a liquidated Revolving Credit Line Loan) on any day is equal to the Cut-off Date Principal Balance thereof, plus (i) any Additional Balances in respect of such Revolving Credit Line Loan minus (ii) all Collections credited against the Principal Balance of such Revolving Credit Line Loan in accordance with the related Revolving Credit Line Loan Agreement prior to such day. The Principal Balance of a liquidated Revolving Credit Line Loan after final recovery of related Liquidation Proceeds shall be zero.

HAZARD INSURANCE

         The Servicing Agreement provides that the Servicer maintain certain hazard insurance on the Mortgaged Properties relating to the Revolving Credit Line Loans. While the terms of the related Revolving Credit Line Loan Agreements generally require borrowers to maintain certain hazard insurance, the Servicer will not monitor the maintenance of such insurance.

         The Servicing Agreement requires the Servicer to maintain for any Mortgaged Property relating to a Revolving Credit Line Loan acquired upon foreclosure of a Revolving Credit Line Loan, or by deed in lieu of such foreclosure, hazard insurance with extended coverage in an amount equal to the lesser of (i) the maximum insurable value of such Mortgaged Property or (ii) the outstanding balance of such Revolving Credit Line Loan plus the outstanding balance on any mortgage loan senior to such Revolving Credit Line Loan at the time of foreclosure or deed in lieu of foreclosure, plus accrued interest and the Servicer's good faith estimate of the related liquidation expenses to be incurred in connection therewith. The Servicing Agreement provides that the Servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy insuring against losses on such Mortgaged Properties. If such blanket policy contains a deductible clause, the Servicer will be obligated to deposit into the Collection Account the sums that would have been deposited therein but for such clause. The Servicer will initially satisfy these requirements by maintaining a blanket policy. As set forth above, all amounts collected by the Servicer (net of any reimbursements to the Servicer) under any hazard policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property) will ultimately be deposited into the Collection Account.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm, hail and the like, and strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Revolving Credit Line Loans will be underwritten by different insurers and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by state laws and most of such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive or an exact description of the insurance policies relating to the Mortgaged Properties.

REALIZATION UPON DEFAULTED REVOLVING CREDIT LINE LOANS

         The Servicer will foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Revolving Credit Line Loans as come into default when, in accordance with applicable servicing procedures under the Servicing Agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general mortgage servicing activities, provided that the Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, such foreclosure, correction or restoration will increase the related Liquidation Proceeds. The Servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds as liquidation expenses before any Liquidation Proceeds are distributed to the Holders.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         With respect to each Collection Period, other than the first Collection Period, the Servicer will receive from Interest Collections in respect of the Revolving Credit Line Loans a portion of such Interest Collections as a monthly Servicing Fee in the amount equal to the Servicing Fee Rate on the Pool Balance as of the first day of each such Collection Period. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Servicer as additional servicing compensation.

         The Servicer will pay certain ongoing expenses associated with the Trust and incurred by it in connection with its responsibilities under the Servicing Agreement including, without limitation, payment of the fees and disbursements of the Trustees, any custodian appointed by a Trustee, the registrar and any paying agent. In addition, the Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted Revolving Credit Line Loans and in connection with the restoration of Mortgaged Properties, such right of reimbursement being prior to the rights of the Holders to receive any related Liquidation Proceeds.

                          DESCRIPTION OF THE SECURITIES

GENERAL

         The  Notes  will  be  issued   pursuant  to  the  Indenture,   and  the
Certificates will be issued pursuant to the Trust Agreement. The following summaries describe certain provisions of the Securities, the Indenture and the Trust Agreement. Such summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the applicable Agreement. As used herein, "Agreement" shall mean either the Trust Agreement or the Indenture, as the context requires.

         The Securities will be issued in fully registered, certificated form only. The Securities will be freely transferable and exchangeable at the corporate trust office of, with respect to the Certificates, the Owner Trustee or, with respect to the Notes, the Indenture Trustee.

BOOK-ENTRY SECURITIES

         The Securities will be Book-Entry Securities. Persons acquiring beneficial ownership interests in the Securities ("Security Owners") will hold their Securities through DTC in the United States[, or Cedel or Euroclear (in Europe)] if they are participants of such systems, or indirectly through organizations that are participants in such systems. The Book-Entry Securities will be issued in one or more certificates that will equal the aggregate Security Balance of the Securities and will initially be registered in the name of Cede, the nominee of DTC. [Cedel and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries, which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Cedel and the Brussels, Belgium Branch of Morgan will act as depositary for Euroclear.] Investors may hold such beneficial interests in the Book-Entry Securities in minimum denominations of $_______ and integral multiples of $____ in excess thereof. Except as described below, no Person acquiring a Book-Entry Security will be entitled to receive a physical certificate representing such Security (each, a "Definitive Security"). Unless and until Definitive Securities are issued, it is anticipated that the only "Holder" of the Securities will be Cede, as nominee of DTC. Security Owners will not be Holders as such term is used in the Trust Agreement and the Indenture. Security Owners are only permitted to exercise their rights indirectly through Participants and DTC.

DISTRIBUTIONS

         On each Distribution Date, Collections on the Revolving Credit Line Loans will be applied in the following order of priority:

                  (i)      to the Servicer, the Servicing Fee;

                  (ii) as payment for the accrued interest due and any overdue accrued interest on the respective Security Balance of the Notes and the Certificates;

                  (iii) as principal of the Securities, the excess of Principal Collections over Additional Balances created during the preceding Collection Period, such amount to be allocated between the Notes and the Certificates pro rata, based on their respective Security Balances;

                  (iv) as principal of the Securities, as payment for any Liquidation Loss Amounts on the Revolving Credit Line Loans;

                  (v) as payment for the premium for the [Letter of Credit] [Surety Bond];

                  (vi) to reimburse prior draws made on the [Letter of Credit] [Surety Bond]; and

                  (vii) any remaining amounts, to the Depositor.

         As to any Distribution Date, the "Collection Period" is the calendar month preceding the month of such Distribution Date.

         "Liquidation Loss Amount" means, with respect to any liquidated Revolving Credit Line Loan, the unrecovered Principal Balance thereof at the end of the Collection Period in which such Revolving Credit Line Loan became a liquidated Revolving Credit Line Loan, after giving effect to the Liquidation Proceeds in connection therewith.

INTEREST

         Note Rate. Interest will accrue on the Note Balance of the Notes (i) at the per annum rate (the "Note Rate") equal to ___% per annum from the Closing Date to the first Distribution Date and (ii) thereafter, from and including the preceding Distribution Date to but excluding such current Distribution Date (each, an "Accrual Period") at [a floating rate equal to LIBOR plus ___%] [___%]. [Interest will be calculated on the basis of the actual number of days in each Accrual Period divided by 360.] A failure to pay interest on any Notes on any Distribution Date that continues for five days will constitute an Event of Default under the Indenture.

         Pass-Through Rate. Interest will accrue on the unpaid Certificate Balance of the Certificates (i) at the per annum rate (the "Pass-Through Rate") equal to ___% per annum from the Closing Date to the first Distribution Date and
(ii) thereafter, for each Accrual Period at [a floating rate equal to LIBOR plus ___%] [___%]. [Interest will be calculated on the basis of the actual number of days in each Accrual Period divided by 360.] A failure to pay interest on any Certificates on any Distribution Date that continues for five days constitutes an Event of Default under the Trust Agreement.

OPTIONAL TERMINATION

         The Trust will terminate on the Distribution Date following the earlier of (i) ____________ and (ii) the final payment or other liquidation of the last Revolving Credit Line Loan in the Trust. The Revolving Credit Line Loans will be subject to optional repurchase by the Servicer on any Distribution Date after the aggregate Principal Balance thereof is reduced to an amount less than or equal to $_________ ([5]% of the initial aggregate Principal Balance thereof). The Repurchase Price will be equal to the sum of the Pool Balance and accrued and unpaid interest thereon at the weighted average of the Loan Rates through the day preceding the Final Scheduled Distribution Date.

                                  THE INDENTURE

         The following summary describes certain terms of the Indenture. Such summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Indenture. Whenever particular sections or defined terms of the Indenture are referred to, such sections or defined terms are thereby incorporated herein by reference. See "Description of the Securities" herein for a summary of certain additional terms of the Indenture.

REPORTS TO NOTEHOLDERS

         The Indenture Trustee will mail to each Noteholder, at such Noteholder's request, at its address listed on the Note Register maintained with the Indenture Trustee, a report setting forth certain amounts relating to the Notes.

EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT

         With respect to the Notes, Events of Default under the Indenture will consist of: (i) a default for five days or more in the payment of any interest on any Note; (ii) a default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable;
(iii) a default in the observance or performance of any covenant or agreement of the Trust made in the Indenture and the continuation of any such default for a period of 30 days after notice thereof is given to the Trust by the Indenture Trustee or to the Trust and the Indenture Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then outstanding; (iv) any representation or warranty made by the Trust in the Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in any material respect as of the time made, and such breach not having been cured within 30 days after notice thereof is given to the Trust by the Indenture Trustee or to the Trust and the Indenture Trustee by the Holders of at least 25% in aggregate principal amount of Notes then outstanding; or (v) certain events of bankruptcy, insolvency, receivership or liquidation of the Trust. [The amount of principal required to be paid to Noteholders under the Indenture will generally be limited to amounts available to be deposited into the Collection Account. Therefore, the failure to pay principal of the Notes generally will not result in the occurrence of an Event of Default until the Final Scheduled Distribution Date for such Notes.] If there is an Event of Default with respect to a Note due to late payment or nonpayment of interest due on such Note, additional interest will accrue on such unpaid interest at the interest rate on such Note (to the extent lawful) until such interest is paid. Such additional interest on unpaid interest shall be due at the time such interest is paid. If there is an Event of Default due to late payment or nonpayment of principal of a Note, interest will continue to accrue on such principal at the interest rate on the Note until such principal is paid. If an Event of Default should occur and be continuing with respect to the Notes, the Indenture Trustee or the Holders of a majority in aggregate principal amount of Notes then outstanding may declare the principal of such Notes to be immediately due and payable. Such declaration may, under certain circumstances, be rescinded by the Holders of a majority in aggregate principal amount of the Notes then outstanding. If the Notes are due and payable following an Event of Default with respect thereto, the Indenture Trustee may institute proceedings to collect amounts due, foreclose on Trust property or exercise remedies as a secured party. If an Event of Default occurs and is continuing with respect to the Notes, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any Holders of the Notes if the Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities that might be incurred by it in complying with such request. Subject to the provisions for indemnification and certain limitations contained in the Indenture, the Holders of a majority in aggregate principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding or remedy available to the Indenture Trustee, and the Holders of a majority in aggregate principal amount of the Notes then outstanding may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all Holders of the outstanding Notes. No Noteholder will have the right to institute any proceeding with respect to the Indenture, unless (i) such Noteholder previously has given the Indenture Trustee written notice of a continuing Event of Default,
(ii) the Holders of not less than 25% in aggregate principal amount of the outstanding Notes have made written request to the Indenture Trustee to institute such proceeding in its own name as Indenture Trustee, (iii) such
Noteholder or Noteholders have offered the Indenture Trustee reasonable indemnity, (iv) the Indenture Trustee has for 60 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Indenture Trustee during the 60-day period by the Holders of a majority in aggregate principal amount of the Notes. In addition, the Indenture Trustee and the Noteholders, by accepting the Notes, will covenant that they will not at any time institute against the Trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law. With respect to the Trust, neither the Indenture Trustee or the Owner Trustee in their respective individual capacities, any Holder of a Certificate representing an ownership interest in the Trust nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the Notes or for the agreements of the Trust contained in the Indenture.

CERTAIN COVENANTS

         The Indenture will provide that the Trust may not consolidate with or merge into any other entity unless (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States, any state or the District of Columbia, (ii) such entity expressly assumes the Trust's obligation to make due and punctual payments upon the Notes and the performance or observance of any agreement and covenant of the Trust under the Indenture, (iii) no Event of Default shall have occurred and be continuing immediately after such merger or consolidation, (iv) the Trust has been advised that the ratings of the Securities then in effect would not be reduced or withdrawn by any Rating Agency as a result of such merger or consolidation and
(v) the Trust has received an opinion of counsel to the effect that such consolidation or merger would have no material adverse tax consequence to the Trust or to any Holder. The Trust will not, among other things, (i) except as expressly permitted by the Indenture, sell, transfer, exchange or otherwise dispose of any of the assets of the Trust, (ii) claim any credit on or make any deduction from the principal and interest payable in respect of the Notes (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former Noteholder because of the payment of taxes levied or assessed upon the Trust, (iii) dissolve or liquidate in whole or in part, (iv) permit the validity or effectiveness of the Indenture to be impaired or permit any Person to be released from any covenants or obligations with respect to the Notes under the Indenture except as may be expressly permitted thereby or (v) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the Trust or any part thereof, or any interest therein or the proceeds thereof. The Trust may not engage in any activity other than as specified under "The Trust" herein. The Trust will not incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the Notes and the Indenture.

ANNUAL COMPLIANCE STATEMENT

         The Trust will be required to file annually with the Indenture Trustee a written statement as to the fulfillment of its obligations under the Indenture.

INDENTURE TRUSTEE'S ANNUAL REPORT

         The Indenture Trustee will be required to mail each year to all Noteholders a report relating to any change in its eligibility and qualification to continue as Indenture Trustee under the Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of any indebtedness owing by the Trust to the Indenture Trustee in its individual capacity, any change in the property and funds physically held by the Indenture Trustee as such and any action taken by it that materially affects the Notes and that has not been previously reported, but if no such changes have occurred, then no report shall be required.

SATISFACTION AND DISCHARGE OF INDENTURE

         The Indenture will be discharged with respect to the collateral securing the Notes upon the delivery to the Indenture Trustee for cancellation of all Notes or, with certain limitations, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all Notes.

MODIFICATION OF INDENTURE

         With the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding, the Trust and the Indenture Trustee may execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the Indenture, or modify (except as provided below) in any manner the rights of the Noteholders. Without the consent of the Holder of each outstanding Note affected thereby, however, no supplemental indenture may: (i) change the due date of any installment of principal of or interest on any Note or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where or the coin or currency in which any Note or any interest thereon is payable; (ii) impair the right to institute suit for the enforcement of certain provisions of the Indenture regarding payment; (iii) reduce the percentage of the aggregate amount of the outstanding Notes, the consent of the Holders of which is required for any supplemental indenture or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults thereunder and their consequences as provided for in the Indenture; (iv) modify or alter the provisions of the Indenture regarding the voting of Notes held by the Trust, the Depositor or an affiliate thereof; (v) decrease the percentage of the aggregate principal amount of Notes required to amend the sections of the Indenture that specify the applicable percentage of aggregate principal amount of the Notes necessary to amend the Indenture or certain other related agreements; or (vi) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any of the collateral for the Notes or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture on any such collateral or deprive the Holder of any Note of the security afforded by the lien of the Indenture. The Trust and the Indenture Trustee may also enter into supplemental indentures without obtaining the consent of the Noteholders, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or modifying in any manner the rights of the Noteholders; provided, that such action will not materially and adversely affect the interests of any Noteholder.

VOTING RIGHTS

         At all times, the voting rights of the Noteholders under the Indenture will be allocated among the Notes pro rata in accordance with their outstanding Note Balances.

CERTAIN MATTERS REGARDING THE INDENTURE TRUSTEE AND THE DEPOSITOR

         Neither the Depositor, the Indenture Trustee nor any director, officer or employee of the Depositor or the Indenture Trustee will be under any liability to the Trust or the related Noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Indenture or for errors in judgment; provided, however, that none of the Indenture Trustee, the Depositor or any director, officer or employee thereof will be protected against any liability that would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the Indenture. Subject to certain limitations set forth in the Indenture, the Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee will be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the Indenture other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties under the Indenture or by reason of reckless disregard of its obligations and duties under the Indenture. Any such indemnification by the Trust will reduce the amount distributable to the Noteholders. All Persons into which the Indenture Trustee may be merged or with which it may be consolidated or any Person resulting from such merger or consolidation shall be the successor of the Indenture Trustee under the Indenture.

                               THE TRUST AGREEMENT

         The following summary describes certain terms of the Trust Agreement. Such summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Trust Agreement. Whenever particular sections or defined terms of the Trust Agreement are referred to, such sections or defined terms are thereby incorporated herein by reference. See "Description of the Securities" herein for a summary of certain additional terms of the Trust Agreement.

REPORTS TO HOLDERS

         Concurrently with each distribution to the Certificateholders, the Servicer will forward to the Owner Trustee for mailing to such Certificateholder a statement setting forth:

                  (i) the amount of interest included in such distribution and the related Pass-Through Rate;

                  (ii) the amount, if any, of overdue accrued interest included in such distribution (and the amount of interest thereon);

                  (iii) the amount, if any, of the remaining overdue accrued interest after giving effect to such distribution;

                  (iv) the amount, if any, of principal included in such distribution;

                  (v) the amount, if any, of the reimbursement of previous Liquidation Loss Amounts included in such distribution;

                  (vi) the amount, if any, of the aggregate unreimbursed Liquidation Loss Amounts after giving effect to such distribution;

                  (vii) the Servicing Fee for such Distribution Date;

                  (viii) the Pool Balance as of the end of the preceding Collection Period;

                  (ix) the number and aggregate Principal Balances of the Revolving Credit Line Loans as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the preceding Collection Period; and

                  (x) the book value of any real estate acquired by the Trust through foreclosure or deed in lieu of foreclosure.

          In the case of information furnished pursuant to clauses (iii), (iv) and (v) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

          Within 60 days after the end of each calendar year, the Servicer will be required to forward to the Owner Trustee a statement containing the information set forth in clauses (iii) and (viii) above aggregated for such calendar year.

AMENDMENT

         The Trust Agreement may be amended by the Depositor and the Owner Trustee without consent of the Certificateholders to cure any ambiguity, to correct or supplement any provision or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of such Certificateholders; provided, however, that such action will not, as evidenced by an opinion of counsel satisfactory to the Owner Trustee, adversely affect in any material respect the interests of any Certificateholders. The Trust Agreement may also be amended by the Depositor and the Owner Trustee with the consent of the Holders of Certificates evidencing at least a majority in aggregate principal amount of then outstanding Certificates and Certificateholders owning Voting Interests aggregating not less than a majority of the aggregate Voting Interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement or modifying in any manner the rights of the Holders.

INSOLVENCY EVENT

         "Insolvency Event" means, with respect to any Person, any of the following events or actions: certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to such Person; and certain actions by such Person indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations. Upon termination of the Trust, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Collection Account) in a commercially reasonable manner and on commercially reasonable terms. The proceeds from any such sale, disposition or liquidation of the Revolving Credit Line Loans will be treated as Collections on the Revolving Credit Line Loans and will be deposited into the Collection Account. The Trust Agreement will provide that the Owner Trustee does not have the power to commence a voluntary proceeding in bankruptcy with respect to the Trust without the unanimous prior approval of all Holders (including the Depositor) and the delivery to the Owner Trustee by each Holder (including the Depositor) of a certificate certifying that the Holder reasonably believes that the Trust is insolvent.

LIABILITY OF THE DEPOSITOR

         Under the Trust Agreement, the Depositor will agree to be liable directly to an injured party for the entire amount of any losses, claims, damages or liabilities (other than those incurred by a Holder in the capacity of an investor with respect to the Trust) arising out of or based on the arrangement created by the Trust Agreement.

VOTING INTERESTS

         As of any date, the aggregate Certificate Balance of all Certificates then outstanding will constitute the voting interest of the Issuer (the "Voting Interest"), except that, for purposes of determining Voting Interests, Certificates owned by the Issuer or its affiliates (other than the Depositor) will be disregarded and deemed not to be outstanding; and except that, in determining whether the Owner Trustee is protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates the Owner Trustee knows to be so owned will be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as outstanding if the pledgee thereof establishes to the satisfaction of the Owner Trustee the pledgor's right so to act with respect to such Certificates and that the pledgee is not the Issuer or as affiliate thereof.

CERTAIN MATTERS REGARDING THE OWNER TRUSTEE AND THE DEPOSITOR

         Neither the Depositor, the Owner Trustee nor any director, officer or employee of the Depositor or the Owner Trustee will be under any liability to the Trust or the related Holders for any action taken or for refraining from the taking of any action in good faith pursuant to the Trust Agreement or for errors in judgment; provided, however, that none of the Owner Trustee, the Depositor or any director, officer or employee thereof will be protected against any liability that would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the Trust Agreement. Subject to certain limitations set forth in the Trust Agreement, the Owner Trustee and any director, officer, employee or agent of the Owner Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the Trust Agreement other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties under such Trust Agreement or by reason of reckless disregard of its obligations and duties under the Trust Agreement. Any such indemnification by the Trust will reduce the amount distributable to the Holders. All Persons into which the Owner Trustee may be merged or with which it may be consolidated or any Person resulting from such merger or consolidation shall be the successor of the Owner Trustee under the Trust Agreement.

                            ADMINISTRATION AGREEMENT

         The _______________, in its capacity as Administrator, will enter into the Administration Agreement with the Trust and the Owner Trustee pursuant to which the Administrator will agree, to the extent provided in such Administration Agreement, to provide notices and perform other administrative obligations required by the Indenture and the Trust Agreement.

                              THE INDENTURE TRUSTEE


          ________________________ is the Indenture Trustee under the Indenture. The mailing address of the Indenture Trustee is ________________, Attention:
___________________.


                                THE OWNER TRUSTEE


          __________________________ is the Owner Trustee under the Trust Agreement. The mailing address of the Owner Trustee is _________________,
Attention: ____________________.


                                 USE OF PROCEEDS

          The net proceeds from the sale of the Securities will be applied by the Depositor towards the purchase price of the Revolving Credit Line Loans.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

          In the opinion of Tax Counsel, for federal income tax purposes, the Notes will be characterized as indebtedness, and the Trust will not be characterized as an association (or a publicly-traded partnership) taxable as a corporation. Each Holder of a Note, by its acceptance of a Note, will agree to treat such Note as indebtedness for federal, state and local income and franchise tax purposes.

          Prospective   purchasers   should  see  "Certain  Federal  Income  Tax
Considerations" in the Prospectus for a discussion of the application of certain federal income and state tax laws to the Trust and the Securities.

                            STATE TAX CONSIDERATIONS

         In addition to the federal income tax consequences described in "Certain Federal Income Tax Considerations" herein and in the Prospectus, potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Securities offered hereunder. State income tax law may differ substantially from the corresponding federal tax law, and the tax considerations set forth herein and in the Prospectus do not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various state tax consequences of investments in the Securities offered hereunder. See "State Tax Considerations" in the Prospectus.

                              ERISA CONSIDERATIONS

PROHIBITED TRANSACTIONS

         Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in certain transactions (including loans) involving a Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to Section 502(i) of ERISA) on parties in interest that engage in nonexempt prohibited transactions.

PLAN ASSET REGULATION


         The United States Department of Labor ("Labor") has issued final regulations concerning the definition of what constitutes the assets of a Plan for purposes of ERISA and the prohibited transaction provisions of the Code (the "Plan Asset Regulation"). The Plan Asset Regulation describes the circumstances under which the assets of an entity in which a Plan invests will be considered to be "plan assets" such that any Person who exercises control over such assets would be subject to ERISA's fiduciary standards. Under the Plan Asset Regulation, generally when a Plan invests in another entity, the Plan's assets do not include, solely by reason of such investment, any of the underlying assets of the entity. However, the Plan Asset Regulation provides that, if a Plan acquires an "equity interest" in an entity that is neither a "publicly-offered security" (as defined therein) nor a security issued by an investment company registered under the Investment Company Act of 1940, the assets of the entity will be treated as assets of the Plan investor unless certain exceptions apply. If the [Notes/Certificates] were deemed to be equity interests and no statutory, regulatory or administrative exemption were to apply, the Trust could be considered to hold plan assets by reason of a Plan's investment in the [Notes] [Certificates]. Such plan assets would include an undivided interest in any assets held by the Trust. In such an event, the Owner Trustee and other Persons, in providing services with respect to the Trust's assets, may be parties in interest with respect to such Plans, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code with respect to transactions involving the Trust's assets. [Under the Plan Asset Regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and that has no "substantial equity features." If the Notes constitute debt without substantial equity features for purposes of the Plan Assets Regulation, then a Plan's acquisition of Notes will not cause the assets of the Issuer to be deemed assets of such Plan for purposes of sections 404 and 406 of ERISA or section 4975 of the Code, and the Plan's interest will be deemed solely to include an interest in such Notes. Conversely, if the Notes do not constitute debt without substantial equity features for purposes of the Plan Assets Regulation, then a Plan's acquisition of Notes may cause the assets of the Issuer to be deemed to be assets of such Plan for purposes of sections 404 and 406 of ERISA and section 4975 of the Code. In such event, ERISA's fiduciary provisions (including the prohibited transaction restrictions of section 406 of ERISA) and section 4975 of the Code might apply to transactions involving the assets of the Issuer. Although the Notes generally will be treated as debt for federal income tax purposes, no assurance can be given that such Notes will or will not constitute debt without substantial equity features for purposes of the Plan Assets Regulations. If the Notes were deemed to be equity interests in the Trust and no statutory, regulatory or administrative exemption were to apply, the Trust could be considered to hold plan assets by reason of a Plan's investment in the Notes.]


THE UNDERWRITERS' EXEMPTION

         The Representative believes that the Underwriter Exemption will apply to the acquisition and holding of the [Notes/Certificates] by Plans and that all conditions of the Underwriter Exemption other than those within the control of the investors will be met. See "ERISA Considerations" in the Prospectus.

REVIEW BY PLAN FIDUCIARIES

         Any Plan fiduciary considering whether to purchase any [Notes/Certificates] on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any [Notes/Certificates], a fiduciary of a Plan should make its own determination as to whether the Trust, as obligor on the [Notes/Certificates], is a party in interest with respect to the Plan, the availability of the exemptive relief provided in the Plan Asset Regulations and the availability of any other prohibited transaction exemptions. Purchasers should analyze whether the decision may have an impact with respect to purchases of the [Notes/Certificates].

                         LEGAL INVESTMENT CONSIDERATIONS

         The Securities will not constitute "mortgage related securities" for purposes of SMMEA, because not all of the Mortgages securing the Revolving Credit Line Loans are first mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based solely on first mortgages may not be legally authorized to invest in the Securities. The appropriate characterization of the Securities under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Securities, may be subject to significant interpretive uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the Securities will constitute legal investments for them. The Depositor makes no representation as to the proper characterization of the Securities for legal investment or financial institution regulatory purposes or as to the ability of particular investors to purchase Securities under applicable legal investment restrictions. The uncertainties described above and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Securities may adversely affect the liquidity of the Securities.

                                  UNDERWRITING

         Subject to the terms and conditions set forth in the Underwriting Agreement, the Depositor has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Depositor, the Securities. The Underwriters are obligated to purchase all the Securities offered hereby if any are purchased. Distribution of the Securities will be made by the Underwriters from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor are expected to be $_________ from the sale of the Notes and $__________ from the sale of the Certificates, before deducting expenses payable by the Depositor of $_________. In connection with the purchase and sale of the Securities, the Underwriters may be deemed to have received compensation from the Depositor in the form of underwriting discounts, concessions or commissions.

         In connection with the offering of the Securities, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of any Class of Securities. Specifically, the Underwriters may overallot the offering, creating a syndicate short position. The Underwriters may bid for and purchase the Securities in the open market to cover syndicate short positions. In addition, the Underwriters may bid for and purchase the Securities in the open market to stabilize the price of the Securities. These activities may stabilize or maintain the market price of the Securities above independent market levels. The Underwriters are not required to engage in these activities, and may end these activities at any time.

         The Underwriting Agreement provides that the Depositor will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute payments the Underwriters may be required to make in respect thereof. [Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.] The Depositor is an affiliate of the Representative.

                                  LEGAL MATTERS

         Certain legal matters with respect to the Securities will be passed upon for the Depositor by Brown & Wood LLP, New York, New York and for the Representative by Brown & Wood LLP, New York, New York.

                                     RATINGS

          It is a condition to issuance that each Class of the Notes be rated at least ____ by _______ and ____ by ________. It is a condition to issuance that the Certificates be rated at least ____ by _______ and ____ by ________. A securities rating addresses the likelihood of the receipt by Holders of distributions on the Revolving Credit Line Loans. The rating takes into consideration the structural, legal and tax aspects associated with the Certificates and the Notes. The ratings on the Securities do not, however, constitute statements regarding the possibility that Holders might realize a lower than anticipated yield. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

         The ratings assigned by Duff & Phelps Credit Rating Co. ("Duff & Phelps") to securities address the likelihood of the receipt by the holders of such securities of all distributions to which they are entitled under the transaction structure. Duff & Phelps' ratings reflect its analysis of the riskiness of the related mortgages and its analysis of the structure of the transaction as set forth in the operative documents. Duff & Phelps' ratings do not address the effect on yield on the securities attributable to prepayments or recoveries on the underlying assets.

         The ratings assigned by Fitch IBCA, Inc. ("Fitch") to securities address the likelihood of the receipt of all distributions on the assets by the related holders of securities under the agreements pursuant to which such securities are issued. Fitch's ratings take into consideration the credit quality of the related pool, including any credit support providers, the structural and legal aspects associated with such securities, and the extent to which the payment stream on the pool is adequate to make the payments required by such securities. Fitch's ratings on such securities do not, however, constitute a statement regarding frequency of prepayments of the assets.

         The ratings assigned by Moody's Investors Service, Inc. ("Moody's") to securities address the likelihood of the receipt by holders of securities of all distributions to which such holders are entitled. Moody's ratings on securities do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that holders of securities might suffer a lower than anticipated yield as a result of prepayments.

         The ratings assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), to securities address the likelihood of the receipt of all distributions on the assets by the related holders of securities under the agreements pursuant to which such securities are issued. Standard & Poor's ratings take into consideration the credit quality of the related pool, including any credit support providers, structural and legal aspects associated with such securities, and the extent to which the payment stream on such pool is adequate to make payments required by such securities. Standard & Poor's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related assets. The letter "r" attached to a Standard & Poor's rating highlights derivative, hybrid and certain other types of securities that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks. The absence of an "r" symbol in the rating of a class of securities should not be taken as an indication that such securities will exhibit no volatility or variability in total return.



==================================================================   ===============================================================

NO DEALER,  SALESMAN OR OTHER PERSON HAS BEEN  AUTHORIZED  TO GIVE
ANY  INFORMATION  OR TO MAKE ANY  REPRESENTATION  NOT CONTAINED IN
THIS  PROSPECTUS  SUPPLEMENT  OR THE  PROSPECTUS  AND, IF GIVEN OR
MADE, SUCH INFORMATION OR  REPRESENTATION  MUST NOT BE RELIED UPON
AS HAVING BEEN  AUTHORIZED BY THE  DEPOSITOR OR THE  UNDERWRITERS.
THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN
OFFER OF ANY  SECURITIES  OTHER THAN THOSE TO WHICH THEY RELATE OR
AN OFFER TO SELL,  OR A  SOLICITATION  OF AN OFFER TO BUY,  TO ANY                             $____,____,____,____
PERSON IN ANY  JURISDICTION  WHERE  SUCH AN OFFER OR  SOLICITATION
WOULD  BE  UNLAWFUL.  NEITHER  THE  DELIVERY  OF  THIS  PROSPECTUS
SUPPLEMENT AND THE  PROSPECTUS NOR ANY SALE MADE HEREUNDER  SHALL,
UNDER  ANY   CIRCUMSTANCES,   CREATE  ANY  IMPLICATION   THAT  THE
INFORMATION  CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT
TO THEIR  RESPECTIVE  DATES.                                                              BEAR STEARNS HOME EQUITY LOAN
                                                                                                  TRUST 199__-__

                         TABLE OF CONTENTS                                               $______ [FIXED] [FLOATING] RATE
                                                                                                ASSET-BACKED NOTES
                                                              Page
                                                              ----                       $______ [FIXED] [FLOATING] RATE
                       PROSPECTUS SUPPLEMENT                                                 ASSET-BACKED CERTIFICATES

Summary......................................................  S-3
Risk Factors..................................................S-10
The Trust.....................................................S-11
The [Letter of Credit] [Surety Bond] Issuer...................S-12
The Home Equity Lending Program...............................S-12
Servicing of the Revolving Credit Line Loans..................S-14
Description of the Revolving Credit Line Loans................S-16
Description of the Servicing Agreement........................S-18
Description of the Securities.................................S-20
The Indenture.................................................S-21
The Trust Agreement...........................................S-24
Administration Agreement......................................S-25
The Indenture Trustee.........................................S-26
The Owner Trustee.............................................S-26
Use of Proceeds...............................................S-26
Certain Federal Income Tax Considerations.....................S-26
State Tax Considerations......................................S-27
ERISA Considerations..........................................S-27
Legal Investment Considerations...............................S-28
Underwriting..................................................S-29
Legal Matters.................................................S-29
Ratings.......................................................S-29

                            PROSPECTUS

Prospectus Supplement..........................................  3
Reports to Holders.............................................  3
Available Information..........................................  3
Incorporation of Certain Documents
  by Reference.................................................  4
Summary of Terms...............................................  5                         BEAR STEARNS ASSET BACKED
Risk Factors....................................................15                             SECURITIES, INC.
Description of the Securities...................................20                                (DEPOSITOR)
The Trust Funds.................................................24
Enhancement.....................................................31
Servicing of Loans..............................................33
The Agreements..................................................39
Certain Legal Aspects of the Loans..............................47
The Depositor...................................................57
Use of Proceeds.................................................57
Certain Federal Income Tax Considerations.......................57
State Tax Considerations........................................77                          PROSPECTUS SUPPLEMENT
FASIT Securities................................................77                               _______, 199_
ERISA Considerations............................................80
Legal Matters...................................................84
Financial Information...........................................84
Rating..........................................................84
Legal Investment................................................85
Plan of Distribution............................................85
Glossary of Terms...............................................86

===================================================================  ==============================================================





PROSPECTUS
                            Asset-Backed Certificates
                               Asset-Backed Notes
                              (Issuable in Series)

                   Bear Stearns Asset Backed Securities, Inc.
                                   (Depositor)

         Bear Stearns Asset Backed Securities, Inc. (the "Depositor") may offer from time to time under this Prospectus and related Prospectus Supplements the Asset-Backed Certificates (the "Certificates") and the Asset-Backed Notes (the "Notes" and, together with the Certificates, the "Securities"), which may be sold from time to time in one or more series (each, a "Series").

         As specified in the related Prospectus Supplement, the Certificates of a Series will evidence undivided interests in certain assets deposited into a trust (each, a "Trust Fund") by the Depositor pursuant to a Pooling and Servicing Agreement or a Trust Agreement, as described herein. As specified in the related Prospectus Supplement, the Notes of a Series will be issued and secured pursuant to an Indenture and will represent indebtedness of the related Trust Fund. The Trust Fund for a Series of Securities will include assets purchased from the seller or sellers specified in the related Prospectus Supplement (collectively, the "Seller") composed of (a) Primary Assets, which may include one or more pools of (i) closed-end and/or revolving home equity loans (the "Mortgage Loans"), secured generally by subordinate liens on one- to four-family residential or mixed-use properties, (ii) home improvement installment sales contracts and installment loan agreements (the "Home Improvement Contracts"), which are either unsecured or secured generally by subordinate liens on one- to four-family residential or mixed-use properties, or by purchase money security interests in the home improvements financed thereby (the "Home Improvements") and (iii) securities backed or secured by Mortgage Loans and/or Home Improvement Contracts, (b) all monies due thereunder net, if and as provided in the related Prospectus Supplement, of certain amounts payable to the servicer of the Mortgage Loans and/or Home Improvement
     Contracts (collectively, the "Loans"), which servicer may also be the Seller, specified in the related Prospectus Supplement (the "Servicer"),
     (c) if specified in the related Prospectus Supplement, funds on deposit in one or more pre-funding accounts and/or capitalized interest accounts and
     (d) reserve funds, letters of credit, surety bonds, insurance policies or other forms of credit support as described herein and in the related Prospectus Supplement.

                                                 (cover continued on next page)

   NOTES OF A GIVEN SERIES  REPRESENT  OBLIGATIONS  OF, AND  CERTIFICATES OF A
     GIVEN SERIES EVIDENCE  BENEFICIAL  INTERESTS IN, THE RELATED TRUST FUND
       ONLY AND ARE NOT GUARANTEED BY ANY GOVERNMENTAL  AGENCY OR BY THE
        DEPOSITOR, THE SELLER, THE TRUSTEES,THE  SERVICER OR BY ANY OF
          THEIR RESPECTIVE AFFILIATES OR, UNLESS OTHERWISE SPECIFIED
           IN THE RELATED PROSPECTUS SUPPLEMENT, BY ANY OTHER PERSON
             OR ENTITY.  THE  DEPOSITOR'S  ONLY  OBLIGATIONS  WITH
              RESPECT TO ANY SERIES OF SECURITIES WILL BE PURSUANT
               TO CERTAIN REPRESENTATIONS AND WARRANTIES SET FORTH
                 IN THE RELATED AGREEMENT  AS  DESCRIBED  HEREIN
                    OR IN THE  RELATED  PROSPECTUS SUPPLEMENT.

                            ------------------------

             See "Risk Factors" beginning on page 19 for certain factors to be considered in purchasing the securities.

                             ------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
        AND  EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION
          NOR  HAS  THE SECURITIES AND EXCHANGE  COMMISSION OR ANY STATE
           SECURITIES  COMMISSION  PASSED UPON THE ACCURACY OR ADEQUACY
             OF THIS  PROSPECTUS OR THE PROSPECTUS  SUPPLEMENT. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ------------------------

         The Securities offered by this Prospectus and by the related Prospectus Supplement are offered by Bear, Stearns & Co. Inc. and the other underwriters set forth in the related Prospectus Supplement, if any, subject to prior sale, to withdrawal, cancellation or modification of the offer without notice, to delivery to and acceptance by Bear, Stearns & Co. Inc. and the other underwriters, if any, and certain further conditions. Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Securities offered hereby unless accompanied by a Prospectus Supplement.

                            ------------------------

                            Bear, Stearns & Co. Inc.
                               _____________, 199_

                                                 (continued from previous page)

         Each Series of Securities will be issued in one or more classes (each, a "Class"). Interest on and principal of the Securities of a Series will be payable on each Distribution Date specified in the related Prospectus Supplement at the times, at the rates, in the amounts and in the order of priority set forth in the related Prospectus Supplement.

         If a Series includes multiple Classes, such Classes may vary with respect to the amount, percentage and timing of distributions of principal, interest or both and one or more Classes may be subordinated to other Classes with respect to distributions of principal, interest or both as described herein and in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Primary Assets and other assets comprising the Trust Fund may be divided into one or more Asset Groups and each Class of the related Series will evidence beneficial ownership of the corresponding Asset Group, as applicable.

         The rate of reduction of the aggregate principal balance of each Class of a Series may depend upon the rate of payment (including prepayments) with respect to the Loans or, in the case of Private Securities, Underlying Loans, as applicable. In such a case, a rate of prepayment lower or higher than anticipated will affect the yield on the Securities of a Series in the manner described herein and in the related Prospectus Supplement. Under certain limited circumstances described herein and in the related Prospectus Supplement, a Series of Securities may be subject to termination or redemption under the circumstances described herein and in the related Prospectus Supplement.

         If specified in the related Prospectus Supplement, an election may be made to treat certain assets comprising the Trust Fund for a Series as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. See "Certain Federal Income Tax Considerations" herein.

                              PROSPECTUS SUPPLEMENT

              The Prospectus Supplement relating to a Series of Securities to be offered hereunder will, among other things, set forth with respect to such Series of Securities: (i) the aggregate principal amount, interest rate and authorized denominations of each Class of such Securities;
         (ii) certain information concerning the Primary Assets, the Seller and any Servicer; (iii) the terms of any Enhancement with respect to such Series; (iv) the terms of any insurance related to the Primary Assets;
         (v) information concerning any other assets in the related Trust Fund, including any Reserve Fund; (vi) the Final Scheduled Distribution Date of each Class of such Securities; (vii) the method to be used to calculate the amount of principal required to be applied to the Securities of each Class of such Series on each Distribution Date, the timing of the application of principal and the order of priority of the application of such principal to the respective Classes and the allocation of principal to be so applied; (viii) the Distribution Dates and any Assumed Reinvestment Rate; (ix) additional information with respect to the plan of distribution of such Securities; and (x) whether a REMIC election will be made with respect to some or all of the assets included in the Trust Fund for such Series.

                               REPORTS TO HOLDERS

              Periodic and annual reports concerning the related Trust Fund for a Series of Securities are required under the related Agreement to be forwarded to Holders. Unless otherwise specified in the related Prospectus Supplement, such reports will not be examined and reported on by an independent public accountant. If so specified in the Prospectus Supplement for a Series of Securities, such Series or one or more Classes of such Series will be issued in book-entry form. In such event, (i) owners of beneficial interests in such Securities will not be considered "Holders" under the related Agreements and will not receive such reports directly with respect to the related Trust Fund; rather, such reports will be furnished to such owners through the participants and indirect participants of the applicable book-entry system, and (ii) references herein to the rights of "Holders" shall refer to the rights of such owners as they may be exercised indirectly through such participants. See "The Agreements--Reports to Holders" herein.

                              AVAILABLE INFORMATION

              The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Securities. This Prospectus, which forms a part of the Registration Statement, and the Prospectus Supplement relating to each Series of Securities contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the Rules and Regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Office located as follows: Midwest Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048. The Commission also maintains a Web site at http://www.sec.gov from which such Registration Statement and exhibits may be obtained.

              Each Trust Fund will be required to file certain reports with the Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Depositor intends to cause each Trust Fund to suspend filing such reports if and when such reports are no longer required under the Exchange Act.

              No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Securities offered hereby and thereby nor an offer of the Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

              All documents subsequently filed by or on behalf of the Trust Fund referred to in the accompanying Prospectus Supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the
         Exchange Act after the date of this Prospectus and prior to the termination of any offering of the Securities issued by such Trust Fund shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this Prospectus to the extent that a statement contained herein or in the accompanying Prospectus Supplement or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or replaces such statement.
         Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

              The Depositor on behalf of any Trust Fund will provide without charge to each person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates). Such requests should be directed to the Depositor at 245 Park Avenue, New York, New York 10167.

                                SUMMARY OF TERMS

              The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Securities contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of Securities of such Series. Capitalized terms used and not otherwise defined herein or in the related Prospectus Supplement shall have the meanings set forth in the "Glossary of Terms" herein.

Securities Offered......................Asset-Backed      Certificates      (the
                                        "Certificates")    and/or   Asset-Backed
                                        Notes (the  "Notes").  Certificates  are
                                        issuable  from  time to  time in  Series
                                        pursuant  to  a  Pooling  and  Servicing
                                        Agreement  or  Trust  Agreement,  as the
                                        case  may  be.  Each  Certificate  of  a
                                        Series will  evidence an interest in the
                                        Trust  Fund  for such  Series,  or in an
                                        Asset  Group  specified  in the  related
                                        Prospectus    Supplement.    Notes   are
                                        issuable  from  time to  time in  Series
                                        pursuant to an Indenture. Each Series of
                                        Securities  will  consist of one or more
                                        Classes,  one or  more of  which  may be
                                        Classes of Compound Interest Securities,
                                        Planned   Amortization   Class   ("PAC")
                                        Securities,       Variable      Interest
                                        Securities,   Zero  Coupon   Securities,
                                        Principal Only Securities, Interest Only
                                        Securities,   Participating  Securities,
                                        Senior    Securities   or   Subordinated
                                        Securities.  Each  Class may  differ in,
                                        among   other   things,    the   amounts
                                        allocated   to  and  the   priority   of
                                        principal and interest  payments,  Final
                                        Scheduled       Distribution      Dates,
                                        Distribution  Dates and interest  rates.
                                        The Securities of each Class will be issued in fully registered form in the denominations specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Securities or certain Classes of such Securities offered thereby may be available in book-entry form only.

Depositor...............................Bear Stearns  Asset Backed
                                        Securities,  Inc.  (the  "Depositor")
                                        was   incorporated   in  the   State  of
                                        Delaware   in  June   1995,   and  is  a
                                        wholly-owned, special purpose subsidiary of The Bear Stearns Companies Inc. None of The Bear Stearns Companies Inc., the Depositor, the Servicer, any Trustee, the Seller or any affiliate of the foregoing has guaranteed or is otherwise obligated with respect to the Securities of any Series. See "The Depositor."

Interest Payments...................... Interest  payments  on the  Securities of a Series  entitled by
                                        their terms to receive  interest will be
                                        made on each  Distribution  Date, to the
                                        extent   set  forth   in,   and  at  the
                                        applicable   rate   specified   in   (or
                                        determined  in the manner set forth in),
                                        the related Prospectus  Supplement.  The
                                        interest  rate on Securities of a Series
                                        may be variable  or change with  changes
                                        in the rates of  interest on the related
                                        Loans or  Underlying  Loans  relating to
                                        the Private  Securities,  as applicable,
                                        and/or as prepayments occur with respect
                                        to such Loans or  Underlying  Loans,  as
                                        applicable. Interest Only Securities may
                                        be assigned a Notional  Amount set forth
                                        in the  related  Prospectus  Supplement,
                                        which is used solely for  convenience in
                                        expressing  the  calculation of interest
                                        and for certain other  purposes and does
                                        not  represent  the right to receive any
                                        distributions  allocable  to  principal.
                                        Principal  Only  Securities  may  not be
                                        entitled   to   receive   any   interest
                                        payments  or may be  entitled to receive
                                        only nominal interest payments. Interest
                                        payable on the Securities of a Series on
                                        a  Distribution  Date will  include  all
                                        interest   accrued   during  the  period
                                        specified  in  the  related   Prospectus
                                        Supplement.   See  "Description  of  the
                                        Securities--Payments of Interest."

Principal Payments..................... All payments of principal of a Series of
                                        Securities  will be made in an aggregate
                                        amount  determined  as set  forth in the
                                        related Prospectus Supplement,  and will
                                        be paid at the  times,  allocated  among
                                        the  Classes of such Series in the order
                                        and amounts and applied  either on a pro
                                        rata or a random  lot  basis  among  all
                                        Securities  of any  such  Class,  all as
                                        specified  in  the  related   Prospectus
                                        Supplement.

Final Scheduled
 Distribution Date
 of the Securities. ....................The Final Scheduled Distribution
                                        Date with
                                        respect  to (i)  each  Class of Notes is
                                        the date not later than which  principal
                                        of the Notes will be fully paid and (ii)
                                        each Class of  Certificates  is the date
                                        after  which  no  Certificates  of  such
                                        Class    are    expected    to    remain
                                        outstanding,  in each case calculated on
                                        the basis of the assumptions  applicable
                                        to such Series  described in the related
                                        Prospectus    Supplement.    The   Final
                                        Scheduled  Distribution  Date of a Class
                                        may  equal  the  maturity  date  of  the
                                        Primary  Asset in the related Trust Fund
                                        that has the latest stated maturity,  or
                                        will be determined  as described  herein
                                        and    in   the    related    Prospectus
                                        Supplement.

                                        The actual  final  Distribution  Date of
                                        the  Securities of a Series will, to the
                                        extent    described   in   the   related
                                        Prospectus  Supplement,  depend upon the
                                        rate of payment (including  prepayments,
                                        liquidations due to default, the receipt
                                        of  proceeds  from  casualty   Insurance
                                        Policies and  repurchases)  of the Loans
                                        or  Underlying  Loans  relating  to  the
                                        Private  Securities,  as applicable,  in
                                        the related Trust Fund. Unless otherwise
                                        specified  in  the  related   Prospectus
                                        Supplement,     the     actual     final
                                        Distribution  Date  of any  Security  is
                                        likely  to occur  earlier  and may occur
                                        substantially earlier or may occur later
                                        than its  Final  Scheduled  Distribution
                                        Date as a result of the  application  of
                                        prepayments  to  the  reduction  of  the
                                        principal balances of the Securities and
                                        as a result of  defaults  on the Primary
                                        Assets.  The  rate  of  payments  on the
                                        Loans or  Underlying  Loans  relating to
                                        the Private  Securities,  as applicable,
                                        in the  Trust  Fund  for a  Series  will
                                        depend   on  a   variety   of   factors,
                                        including  certain   characteristics  of
                                        such  Loans  or  Underlying   Loans,  as
                                        applicable,  and the prevailing level of
                                        interest  rates  from  time to time,  as
                                        well  as  on  a  variety  of   economic,
                                        demographic,   tax,  legal,  social  and
                                        other factors. No assurance can be given
                                        as to the actual  prepayment  experience
                                        with  respect  to a  Series.  See  "Risk
                                        Factors--Yield     May     Vary"     and
                                        "Description of the Securities--Weighted
                                        Average Life of the Securities" herein.

Optional Termination....................One or more Classes of  Securities of any Series may be redeemed
                                        or  repurchased  in whole or in part, at
                                        the   Depositor's   or  the   Servicer's
                                        option,  at  such  time  and  under  the
                                        circumstances  specified  in the related
                                        Prospectus Supplement,  at the price set
                                        forth  therein.  If so  specified in the
                                        related  Prospectus   Supplement  for  a
                                        Series of Securities, the Depositor, the
                                        Servicer  or such other  entity  that is
                                        specified  in  the  related   Prospectus
                                        Supplement may, at its option,  cause an
                                        early  termination  of the related Trust
                                        Fund by repurchasing  all of the Primary
                                        Assets remaining in the Trust Fund on or
                                        after a specified  date,  or on or after
                                        such  time  as the  aggregate  principal
                                        balance of the  Securities of the Series
                                        or the Primary  Assets  relating to such
                                        Series,  as  specified  in  the  related
                                        Prospectus Supplement,  is less than the
                                        amount or  percentage  specified  in the
                                        related   Prospectus   Supplement.   See
                                        "Description of the Securities--Optional
                                        Redemption, Purchase or Termination."

                                        In  addition,   the  related  Prospectus
                                        Supplement     may     provide     other
                                        circumstances  under  which  Holders  of
                                        Securities of a Series could be fully paid significantly earlier than would otherwise be the case if payments or distributions were solely based on the activity of the related Primary Assets.

The Trust Fund..........................The Trust  Fund for a Series of
                                        Securities  will  consist of one
                                        or more of the assets described below, as described in the related Prospectus Supplement.

  A.  Primary Assets....................The Primary  Assets for a Series may
                                        consist of any  combination
                                        of the following  assets,  to the extent
                                        and  as   specified   in   the   related
                                        Prospectus   Supplement.   The   Primary
                                        Assets will be purchased from the Seller
                                        or may be purchased by the  Depositor in
                                        the   open   market   or  in   privately
                                        negotiated    transactions,    including
                                        transactions with entities affiliated with the Depositor.

       (1)  Loans.......................Primary  Assets for a Series will consist,  in whole or in part,
                                        of Loans.  Some Loans may be  delinquent
                                        or  non-performing  as  specified in the
                                        related Prospectus Supplement. Loans may
                                        be  originated  by or  acquired  from an
                                        affiliate  of  the  Depositor,   and  an
                                        affiliate  of  the  Depositor  may be an
                                        obligor  with  respect to any such Loan.
                                        The Loans will be conventional contracts
                                        or  contracts  insured  by  the  Federal
                                        Housing  Administration  (the  "FHA") or
                                        partially  guaranteed  by  the  Veterans
                                        Administration   (the  "VA").  See  "The
                                        Trust Funds--The Loans" for a discussion
                                        of  such   guarantees.   To  the  extent
                                        provided  in  the   related   Prospectus
                                        Supplement,   additional  Loans  may  be
                                        periodically added to the Trust Fund, or
                                        may be  removed  from  time  to  time if
                                        certain  asset  value  tests are met, as
                                        described  in  the  related   Prospectus
                                        Supplement.

                                        The "Loans" for a Series will consist of
                                        (i)  closed-end  home equity  loans (the
                                        "Closed-End   Loans")  and/or  revolving
                                        home  equity  loans or certain  balances
                                        therein  (the  "Revolving   Credit  Line
                                        Loans" and, together with the Closed-End
                                        Loans,  the  "Mortgage  Loans") and (ii)
                                        home   improvement   installment   sales
                                        contracts    and    installment     loan
                                        agreements   (the   "Home    Improvement
                                        Contracts").  The Mortgage Loans and the
                                        Home    Improvement     Contracts    are
                                        collectively  referred  to herein as the
                                        "Loans."  The Loans may, as specified in
                                        the related Prospectus Supplement,  have
                                        various     payment     characteristics,
                                        including  balloon  or  other  irregular
                                        payment   features,   and   may   accrue
                                        interest   at  a   fixed   rate   or  an
                                        adjustable rate.

                                        As specified  in the related  Prospectus
                                        Supplement, the Mortgage Loans will, and
                                        the Home  Improvement  Contracts may, be
                                        secured by mortgages  and deeds of trust
                                        or other  similar  security  instruments
                                        creating a lien on the related Mortgaged
                                        Property,  which may be  subordinated to
                                        one  or  more   senior   liens   on  the
                                        Mortgaged  Property as  described in the
                                        related   Prospectus   Supplement.    As
                                        specified  in  the  related   Prospectus
                                        Supplement,  Home Improvement  Contracts
                                        may be  unsecured or secured by purchase
                                        money  security  interests  in the  Home
                                        Improvements   financed   thereby.   The
                                        Mortgaged   Properties   and  the   Home
                                        Improvements are collectively referred to herein as the "Properties."

                                        The related  Prospectus  Supplement will
                                        describe certain  characteristics of the
                                        Loans  for a Series  including,  without
                                        limitation  and to the extent  relevant:
                                        (i)  the  aggregate   unpaid   Principal
                                        Balance  of the Loans (or the  aggregate
                                        unpaid Principal Balance included in the
                                        Trust Fund for the related Series); (ii)
                                        the range and weighted average Loan Rate
                                        on  the   Loans   and  in  the  case  of
                                        adjustable  rate  Loans,  the  range and
                                        weighted  average  of the  Current  Loan
                                        Rates and the  Lifetime  Rate  Caps,  if
                                        any;  (iii) the  range  and the  average
                                        outstanding  Principal  Balance  of  the
                                        Loans;   (iv)   the   weighted   average
                                        original  and  remaining  term-to-stated
                                        maturity  of the  Loans and the range of
                                        original and  remaining  terms-to-stated
                                        maturity,  if applicable;  (v) the range
                                        and  Combined  Loan-to-Value  Ratios  or
                                        Loan-to-Value Ratios, as applicable,  of
                                        the  Loans,   computed   in  the  manner
                                        described  in  the  related   Prospectus
                                        Supplement;   (vi)  the  percentage  (by
                                        Principal  Balance  as  of  the  Cut-off
                                        Date) of Loans that  accrue  interest at
                                        adjustable  or  fixed  interest   rates;
                                        (vii) any  enhancement  relating  to the
                                        Loans;   (viii)   the   percentage   (by
                                        Principal  Balance  as  of  the  Cut-off
                                        Date)  of  Loans  that  are  secured  by
                                        Mortgaged     Properties     or     Home
                                        Improvements,  or  that  are  unsecured;
                                        (ix) the geographic  distribution of any
                                        Mortgaged Properties securing the Loans;
                                        (x) the use  and  type of each  Property
                                        securing a Loan;  (xi) the lien priority
                                        of  the  Loans;  (xii)  the  delinquency
                                        status  and year of  origination  of the
                                        Loans;  (xiii)  whether  such  Loans are
                                        Closed-End Loans and/or Revolving Credit
                                        Line  Loans;  and  (xiv)  in the case of
                                        Revolving Credit Line Loans, the general
                                        payment and credit line features of such
                                        Loans  and  other   pertinent   features
                                        thereof.

  (2)  Private Securities...............Primary  Assets  for a Series may
                                        consist,  in whole or in part,
                                        of Private Securities, which include (i)
                                        pass-through  certificates  representing
                                        beneficial  interests  in  loans  of the
                                        type that would otherwise be eligible to
                                        be Loans  (the  "Underlying  Loans")  or
                                        (ii) collateralized  obligations secured
                                        by Underlying  Loans.  Such pass-through
                                        certificates      or      collateralized
                                        obligations  will have  previously  been
                                        (i)  offered  and   distributed  to  the
                                        public    pursuant   to   an   effective
                                        registration statement or (ii) purchased
                                        in  a  transaction   not  involving  any
                                        public offering from a person who is not
                                        an  affiliate  of  the  issuer  of  such
                                        securities  at the time of sale  (nor an
                                        affiliate thereof at any time during the
                                        three preceding months);  provided, that
                                        a period  of  three  years  has  elapsed
                                        since   the   later  of  the  date  such
                                        securities   were   acquired   from  the
                                        related issuer or an affiliate  thereof.
                                        Although individual Underlying Loans may
                                        be insured or  guaranteed  by the United
                                        States or an  agency or  instrumentality
                                        thereof,  they  need  not  be,  and  the
                                        Private  Securities  themselves will not
                                        be, so insured or  guaranteed.  See "The
                                        Trust Funds--Private Securities." Unless
                                        otherwise  specified  in the  Prospectus
                                        Supplement   relating  to  a  Series  of
                                        Securities,   payments  on  the  Private
                                        Securities will be distributed directly to the related PS Trustee as registered owner of such Private Securities.

                                        The related Prospectus  Supplement for a
                                        Series will  specify (on an  approximate
                                        basis, as described above, and as of the
                                        date specified in the related Prospectus
                                        Supplement),  to the extent relevant and
                                        to  the  extent  such   information   is
                                        reasonably  available  to the  Depositor
                                        and the  Depositor  reasonably  believes
                                        such information to be reliable: (i) the
                                        aggregate  approximate  principal amount
                                        and type of any Private Securities to be
                                        included  in the  Trust  Fund  for  such
                                        Series; (ii) certain  characteristics of
                                        the Underlying Loans,  including (a) the
                                        payment   features  of  such  Underlying
                                        Loans (i.e., whether they are Closed-End
                                        Loans  and/or   Revolving   Credit  Line
                                        Loans,  whether  they are fixed  rate or
                                        adjustable rate and whether they provide
                                        for  fixed  level   payments,   negative
                                        amortization or other payment features),
                                        (b) the approximate  aggregate principal
                                        amount of such Underlying Loans that are
                                        insured or guaranteed by a  governmental
                                        entity,  (c) the  servicing fee or range
                                        of  servicing  fees with respect to such
                                        Underlying  Loans  (d) the  minimum  and
                                        maximum   stated   maturities   of  such
                                        Underlying Loans at origination, (e) the
                                        lien priority of such  Underlying  Loans
                                        and (f) the delinquency  status and year
                                        of origination of such Underlying Loans;
                                        (iii)     the      maximum      original
                                        term-to-stated  maturity  of the Private
                                        Securities;  (iv) the  weighted  average
                                        term-to-stated  maturity  of the Private
                                        Securities;   (v)  the  pass-through  or
                                        certificate  rate or ranges  thereof for
                                        the Private Securities; (vi) the sponsor
                                        or depositor  of the Private  Securities
                                        (the "PS Sponsor"),  the servicer of the
                                        Private  Securities  (the "PS Servicer")
                                        and   the   trustee   of   the   Private
                                        Securities  (the  "PS  Trustee");  (vii)
                                        certain  characteristics of enhancement,
                                        if any, such as reserve funds, insurance
                                        policies,    letters    of   credit   or
                                        guarantees,   relating   to  the   Loans
                                        underlying the Private Securities, or to
                                        such  Private   Securities   themselves;
                                        (viii) the terms on which the Underlying
                                        Loans   may  or  are   required   to  be
                                        repurchased  prior to  stated  maturity;
                                        and (ix) the  terms on which  substitute
                                        Underlying  Loans  may be  delivered  to
                                        replace those  initially  deposited with
                                        the   PS   Trustee.   See   "The   Trust
                                        Funds--Additional Information" herein.

  B.  Collection and
       Distribution Accounts............Unless otherwise provided in the related
                                        Prospectus  Supplement,  all payments on
                                        or in respect of the Primary  Assets for
                                        a Series will be remitted directly to an
                                        account (each,  a "Collection  Account")
                                        to be  established  for such Series with
                                        the Trustee or the Servicer, in the name
                                        of   the   Trustee.   Unless   otherwise
                                        provided  in  the   related   Prospectus
                                        Supplement, the applicable Trustee shall
                                        be  required  to apply a portion  of the
                                        amount   in  the   Collection   Account,
                                        together with reinvestment earnings from
                                        eligible  investments  specified  in the
                                        related  Prospectus  Supplement,  to the
                                        payment  of certain  amounts  payable to
                                        the Servicer under the related Agreement
                                        and any other  person  specified  in the
                                        Prospectus Supplement,  and to deposit a
                                        portion of the amount in the  Collection
                                        Account into a separate account (each, a
                                        "Distribution     Account")     to    be
                                        established for such Series, each in the
                                        manner and at the times specified in the
                                        related   Prospectus   Supplement.   All
                                        amounts deposited into such Distribution
                                        Account(s)  will  be  available,  unless
                                        otherwise   specified   in  the  related
                                        Prospectus    Supplement,     for    (i)
                                        application  to the payment of principal
                                        of  and   interest  on  such  Series  of
                                        Securities  on  the  next   Distribution
                                        Date,   (ii)  the  making  of   adequate
                                        provision for future payments on certain
                                        Classes  of  Securities  and  (iii)  any
                                        other  purpose  specified in the related
                                        Prospectus  Supplement.  After  applying
                                        the funds in the  Collection  Account as
                                        described  above, any funds remaining in
                                        the Collection  Account may be paid over
                                        to  the  Servicer,  the  Depositor,  any
                                        provider of Enhancement  with respect to
                                        such Series (an "Enhancer") or any other
                                        person  entitled  thereto  in the manner
                                        and  at  the  times   specified  in  the
                                        related Prospectus Supplement.

  C.  Pre-Funding and
       Capitalized Interest
       Accounts  . . . .................If specified in the related
                                        Prospectus  Supplement,  a Trust Fund
                                        will  include  one  or  more  segregated
                                        trust  accounts  (each,  a  "Pre-Funding
                                        Account")   established  and  maintained
                                        with the  Trustee  of the Trust Fund for
                                        the related Series (the  "Trustee").  If
                                        so  specified,  on the Closing  Date for
                                        such  Series,  a portion of the proceeds
                                        of the  sale of the  Securities  of such
                                        Series  (such  amount,  the  "Pre-Funded
                                        Amount")  will  be  deposited  into  the
                                        Pre-Funding  Account  and may be used to
                                        purchase   additional   Primary   Assets
                                        during the period of time  specified  in
                                        the related  Prospectus  Supplement (the
                                        "Pre-Funding   Period").   The   Primary
                                        Assets to be so purchased generally will
                                        be  selected  on the  basis  of the same
                                        criteria  as those  used to  select  the
                                        initial  Primary  Assets,  and the  same
                                        representations  and warranties  will be
                                        made  with  respect   thereto.   If  any
                                        Pre-Funded Amount remains on deposit in the Pre-Funding Account at the end of the Pre-Funding Period, such amount will be applied in the manner specified in the related Prospectus Supplement to prepay the Notes and/or the Certificates of the applicable Series.

                                        If a Pre-Funding Account is established,
                                        one or more  segregated  trust  accounts
                                        (each, a "Capitalized Interest Account")
                                        may be established  and maintained  with
                                        the Trustee for the related  Series.  On
                                        the related  Closing  Date, a portion of
                                        the   proceeds   of  the   sale  of  the
                                        Securities   of  such   Series  will  be
                                        deposited into the Capitalized  Interest
                                        Account and used to fund the excess,  if
                                        any, of (i) the sum of (a) the amount of
                                        interest  accrued on the  Securities  of
                                        such Series and (b) if  specified in the
                                        related Prospectus  Supplement,  certain
                                        fees or expenses  during the Pre-Funding
                                        Period  such as trustee  fees and credit
                                        enhancement  fees,  over (ii) the amount
                                        of interest  available therefor from the
                                        Primary  Assets in the Trust  Fund.  Any
                                        amounts on  deposit  in the  Capitalized
                                        Interest  Account  at  the  end  of  the
                                        Pre-Funding    Period   that   are   not
                                        necessary for such purposes will be distributed as specified in the related Prospectus Supplement.

Enhancement.............................If  stated in the Prospectus  Supplement relating to a Series, the Depositor will
                                        obtain an irrevocable letter of credit,
                                        surety bond, insurance policy  (each,  a
                                        "Security  Policy") or  other  form   of
                                        credit    support         (collectively,
                                        "Enhancement")  in     favor    of   the
                                        applicable  Trustee on  behalf  of   the
                                        the Holders of such Series and any other
                                        person   specified  in  such  Prospectus
                                        Supplement     from    an    institution
                                        acceptable   to  the  rating  agency  or
                                        agencies   identified   in  the  related
                                        Prospectus  Supplement  as  rating  such
                                        Series of  Securities  (each,  a "Rating
                                        Agency") for the  purposes  specified in
                                        such    Prospectus    Supplement.    The
                                        Enhancement will support the payments on the Securities and may be used for other purposes, to the extent and under the conditions specified in such Prospectus Supplement. See "Enhancement."

                                        Enhancement for a Series may include one
                                        or  more  of  the  following   types  of
                                        Enhancement,   or  such  other  type  of
                                        Enhancement  specified  in  the  related
                                        Prospectus Supplement.

  A.  Subordinate
       Securities.......................If stated in the related Prospectus
                                        Supplement,  Enhancement for
                                        a  Series  may  consist  of one or  more
                                        Classes of Subordinated Securities.  The
                                        rights  of  the   related   Subordinated
                                        Securityholders to receive distributions
                                        on  any   Distribution   Date   will  be
                                        subordinate in right and priority to the
                                        rights of Holders  of Senior  Securities
                                        of the  Series,  but only to the  extent
                                        described  in  the  related   Prospectus
                                        Supplement.

   B.  Insurance.. .....................If stated in the related Prospectus
                                        Supplement,  Enhancement for
                                        a Series may  consist of special  hazard
                                        Insurance Policies, bankruptcy bonds and
                                        other  types  of  insurance   supporting
                                        payments on the Securities.

   C.  Reserve Funds....................If  stated  in  the  Prospectus
                                        Supplement,  the  Depositor  may
                                        deposit  cash,  a letter or  letters  of
                                        credit, short-term investments, or other
                                        instruments  acceptable  to  the  Rating
                                        Agencies in one or more reserve funds to
                                        be   established  in  the  name  of  the
                                        applicable  Trustee  (each,  a  "Reserve
                                        Fund"), which will be used, as specified
                                        in such Prospectus  Supplement,  by such
                                        Trustee  to make  required  payments  of
                                        principal   of  or   interest   on   the
                                        Securities  of  such  Series,   to  make
                                        adequate provision for future payments on such Securities, or for any other purpose specified in the Agreement with respect to such Series, to the extent that funds are not otherwise available. In the alternative or in addition to such deposit, a Reserve Fund for a Series may be funded through application of all or a portion of the excess cash flow from the Primary Assets for such Series, to the extent described in the related Prospectus Supplement.

 D.  Minimum Principal
      Payment Agreement.................If stated in the  Prospectus
                                        Supplement  relating to a Series of
                                        Securities,  the  Depositor  will  enter
                                        into   a   minimum   principal   payment
                                        agreement   (the   "Minimum    Principal
                                        Payment   Agreement")   with  an  entity
                                        meeting  the   criteria  of  the  Rating
                                        Agencies,  pursuant to which such entity
                                        will  provide  funds in the  event  that
                                        aggregate   principal  payments  on  the
                                        Primary  Assets for such  Series are not
                                        sufficient to make certain payments,  as
                                        provided  in  the   related   Prospectus
                                        Supplement.   See  "Enhancement--Minimum
                                        Principal Payment Agreement."

  E.  Deposit Agreement.................If stated in the related  Prospectus
                                        Supplement,  the  Depositor
                                        and the  applicable  Trustee  will enter
                                        into a guaranteed investment contract or
                                        an  investment  agreement  (the "Deposit
                                        Agreement")  pursuant  to which all or a
                                        portion  of  the  amounts  held  in  the
                                        Collection  Account,   the  Distribution
                                        Account(s)  or in any Reserve  Fund will
                                        be invested with the entity specified in
                                        such Prospectus Supplement. Such Trustee
                                        will be entitled to withdraw  amounts so
                                        invested,  plus interest at a rate equal
                                        to the Assumed Reinvestment Rate, in the
                                        manner   specified  in  such  Prospectus
                                        Supplement.   See  "Enhancement--Deposit
                                        Agreement."

 Servicing..............................The Servicer  will be  responsible for  servicing,  managing and
                                        making  collections  on the  Loans for a
                                        Series. In addition, the Servicer, if so
                                        specified  in  the  related   Prospectus
                                        Supplement,  will act as  custodian  and
                                        will  be  responsible   for  maintaining
                                        custody   of  the  Loans   and   related
                                        documentation  on behalf of the Trustee.
                                        Advances   with  respect  to  delinquent
                                        payments of  principal of or interest on
                                        a Loan will be made by the Servicer only
                                        to the extent  described  in the related
                                        Prospectus  Supplement.   Such  advances
                                        will be  intended  to provide  liquidity
                                        only and, unless otherwise  specified in
                                        the related Prospectus Supplement,  will
                                        be  reimbursable  to the  Servicer  from
                                        scheduled   payments  of  principal  and
                                        interest, late collections, the proceeds
                                        of  liquidation  of the related Loans or
                                        other recoveries  relating to such Loans
                                        (including  any  Insurance  Proceeds  or
                                        payments from other credit support).  In
                                        performing these functions, the Servicer
                                        will  exercise  the same degree of skill
                                        and care that it  customarily  exercises
                                        with respect to similar  receivables  or
                                        Loans  owned or  serviced  by it.  Under
                                        certain   limited   circumstances,   the
                                        Servicer  may resign or be  removed,  in
                                        which  event  either  the  Trustee  or a
                                        third-party  servicer  will be appointed
                                        as successor servicer. The Servicer will
                                        receive  a  periodic  fee  as  servicing
                                        compensation  (the "Servicing  Fee") and
                                        may,  as  specified  herein  and  in the
                                        related Prospectus  Supplement,  receive
                                        certain  additional  compensation.   See
                                        "Servicing      of      Loans--Servicing
                                        Compensation and Payment of Expenses" herein.

 Federal Income
   Tax Considerations

   A.  Debt Securities and
         REMIC Residual
         Securities.. ..................If (i) an  election is
                                        made  to  treat  all or a  portion  of a
                                        Trust  Fund  for  a  Series  as a  "real
                                        estate mortgage  investment  conduit" (a
                                        "REMIC")  or  (ii)  so  provided  in the
                                        related Prospectus Supplement,  a Series
                                        of  Securities  will include one or more
                                        Classes  of  taxable  debt   obligations
                                        under the Internal Revenue Code of 1986,
                                        as amended (the "Code"). Stated interest
                                        with   respect   to  such   Classes   of
                                        Securities   will  be  reported  by  the
                                        related  Holder in accordance  with such
                                        Holder's  method  of  accounting  except
                                        that,   in  the   case   of   Securities
                                        constituting  "regular  interests"  in a
                                        REMIC   ("Regular   Interests"),    such
                                        interest will be required to be reported
                                        on the  accrual  methods  regardless  of
                                        such    Holder's    usual    method   of
                                        accounting. Securities that are Compound
                                        Interest    Securities,    Zero   Coupon
                                        Securities or Interest  Only  Securities
                                        will,   and  certain  other  Classes  of
                                        Securities  may, be issued with original
                                        issue  discount  that is not de minimis.
                                        In such cases,  the related  Holder will
                                        be  required to include  original  issue
                                        discount in gross  income as it accrues,
                                        which  may be  prior to the  receipt  of
                                        cash  attributable to such income.  If a
                                        Security  is issued at a  premium,  such
                                        Holder  may  be   entitled  to  make  an
                                        election to amortize such premium on a constant yield method.

                                        In the case of a REMIC election, a Class
                                        of Securities  may be treated as a REMIC
                                        "residual  interest"  (each, a "Residual
                                        Interest").   A  Holder  of  a  Residual
                                        Interest  will be required to include in
                                        its  income  its pro  rata  share of the
                                        taxable income of the REMIC.  In certain
                                        circumstances,  the Holder of a Residual
                                        Interest may have REMIC  taxable  income
                                        or tax liability  attributable  to REMIC
                                        taxable  income for a particular  period
                                        in excess of cash distributions for such
                                        period or have an after-tax  return that
                                        is less  than the  after-tax  return  on
                                        comparable    debt    instruments.    In
                                        addition,  a portion (or, in some cases,
                                        all)  of  the  income  from  a  Residual
                                        Interest  (i)  may  not  be  subject  to
                                        offset by losses  from other  activities
                                        or  investments,  (ii) for a Holder that
                                        is  subject  to tax  under  the  Code on
                                        unrelated  business taxable income,  may
                                        be treated as unrelated business taxable
                                        income  and (iii) for a foreign  Holder,
                                        may not  qualify for  exemption  from or
                                        reduction of  withholding.  In addition,
                                        (i)  Residual  Interests  are subject to
                                        transfer  restrictions  and (ii) certain
                                        transfers of Residual Interests will not
                                        be  recognized  for  federal  income tax
                                        purposes.  Further,  individual  Holders
                                        are  subject  to   limitations   on  the
                                        deductibility  of expenses of the REMIC.
                                        See   "Certain    Federal   Income   Tax
                                        Considerations."

  B.  Non-REMIC
        Pass-Through
        Securities......................If so specified in the
                                        related Prospectus Supplement, the Trust
                                        Fund for a Series  will be  treated as a
                                        grantor trust and will not be classified
                                        as   an   association   taxable   as   a
                                        corporation   for  federal   income  tax
                                        purposes,  and Holders of  Securities of
                                        such Series ("Pass-Through  Securities")
                                        will  be  treated  as  owning   directly
                                        rights to receive  certain  payments  of
                                        interest or  principal,  or both, on the
                                        Primary  Assets  held in the Trust  Fund
                                        for such Series. All income with respect
                                        to a Stripped Security will be accounted
                                        for  as  original  issue  discount  and,
                                        unless   otherwise   specified   in  the
                                        related Prospectus Supplement, will be reported by the applicable Trustee on an accrual basis, which may be prior to the receipt of cash associated with such income.

  C.  Owner Trust
       Securities.......................If so  specified  in the  Prospectus
                                        Supplement,  the Trust Fund
                                        will be  treated  as a  partnership  for
                                        purposes  of  federal  and state  income
                                        tax. Each Noteholder,  by the acceptance
                                        of a Note of a given Series,  will agree
                                        to treat such Note as indebtedness;  and
                                        each    Certificateholder,     by    the
                                        acceptance of a  Certificate  of a given
                                        Series,  will agree to treat the related
                                        Trust  Fund as a  partnership  in  which
                                        such  Certificateholder is a partner for
                                        federal  income and state tax  purposes.
                                        Alternative  characterizations  of  such
                                        Trust  Fund  and such  Certificates  are
                                        possible,   but  would  not   result  in
                                        materially  adverse tax  consequences to
                                        Certificateholders. See "Certain Federal
                                        Income Tax Considerations."

 ERISA Considerations...................A fiduciary  of any  employee  benefit plan or other  retirement
                                        plan  or  arrangement   subject  to  the
                                        Employee  Retirement Income Security Act
                                        of 1974,  as amended  ("ERISA"),  or the
                                        Code  should  carefully  review with its
                                        own legal advisors  whether the purchase
                                        or holding of Securities could give rise
                                        to a transaction prohibited or otherwise
                                        impermissible  under  ERISA or the Code.
                                        Certain Classes of Securities may not be
                                        transferred    unless   the   applicable
                                        Trustee and the  Depositor are furnished
                                        with a letter  of  representation  or an
                                        opinion of  counsel  to the effect  that
                                        such  transfer  will  not  result  in  a
                                        violation of the prohibited  transaction
                                        provisions  of  ERISA  and the  Code and
                                        will not subject the applicable Trustee,
                                        the   Depositor   or  the   Servicer  to
                                        additional obligations. See "Description of the Securities--General" and "ERISA Considerations."

 Legal Investment.......................Unless   otherwise    specified   in
                                        the   related   Prospectus
                                        Supplement,  Securities  of each  Series
                                        offered  by  this   Prospectus  and  the
                                        related  Prospectus  Supplement will not
                                        constitute "mortgage related securities"
                                        under  the  Secondary   Mortgage  Market
                                        Enhancement  Act  of  1984,  as  amended
                                        ("SMMEA").  Investors  whose  investment
                                        authority    is    subject    to   legal
                                        restrictions should consult their own legal advisors to determine whether and to what extent the Securities constitute legal investments for them. See "Legal Investment."

 Use of Proceeds........................The  Depositor  will use the net proceeds  from the sale of each
                                        Series for one or more of the  following
                                        purposes:  (i) to  purchase  the related
                                        Primary    Assets,    (ii)   to    repay
                                        indebtedness incurred to obtain funds to
                                        acquire  such Primary  Assets,  (iii) to
                                        establish any Reserve Funds described in
                                        the related  Prospectus  Supplement  and
                                        (iv) to pay  costs  of  structuring  and
                                        issuing such  Securities,  including the
                                        costs of obtaining Enhancement,  if any.
                                        If   so   specified   in   the   related
                                        Prospectus Supplement, the purchase of the Primary Assets for a Series will be effected by an exchange of Securities with the Seller of such Primary Assets. See "Use of Proceeds."

Ratings.................................It will be a  requirement  for issuance  of any Series  that the
                                        Securities  offered  by this  Prospectus
                                        and the related Prospectus Supplement be
                                        rated by at least one  Rating  Agency in
                                        one  of  its  four  highest   applicable
                                        rating categories. The rating or ratings
                                        applicable  to Securities of each Series
                                        offered   hereby  and  by  the   related
                                        Prospectus  Supplement  will  be as  set
                                        forth   in   the   related    Prospectus
                                        Supplement.  A securities  rating should
                                        be  evaluated  independently  of similar
                                        ratings    on    different    types   of
                                        securities. A securities rating is not a
                                        recommendation  to  buy,  hold  or  sell
                                        securities,  and  does not  address  the
                                        effect that the rate of  prepayments  on
                                        Loans or  Underlying  Loans  relating to
                                        Private Securities, as applicable, for a
                                        Series   may   have  on  the   yield  to
                                        investors in the Securities of such Series. See "Risk Factors--Ratings Are Not Recommendations."

                                  RISK FACTORS

              Investors should consider, among other things, the following factors in connection with the purchase of the Securities.

              No Secondary Market. There will be no market for the Securities of any Series prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Holders with liquidity of investment or will continue for the life of the Securities of such Series. The underwriter(s) specified in the related Prospectus Supplement (the "Underwriters") expect to make a secondary market in the related Securities, but will have no obligation to do so.

              Primary Assets Are Only Source of Repayment. The Depositor does not have, nor is it expected to have, any significant assets. The Securities of a Series will be payable solely from the assets of the Trust Fund for such Securities. There will be no recourse to the Depositor or any other person for any default on or any failure to receive distributions on the Securities. Further, unless otherwise stated in the related Prospectus Supplement, at the times set forth in such Prospectus Supplement, certain Primary Assets and/or any balance remaining in the Collection Account or Distribution Account(s) immediately after making all payments due on the Securities of such Series and other payments specified in Securities Prospectus Supplement, may be promptly released or remitted to the Depositor, the Servicer, the Enhancer or any other person entitled thereto, and will no longer be available for making payments to Holders. Consequently, Holders of Securities of each Series must rely solely upon payments with respect to the Primary Assets and the other assets constituting the Trust Fund for a Series of Securities, including, if applicable, any amounts available pursuant to any Enhancement for such Series, for the payment of principal of and interest on the Securities of such Series.

              Holders of Notes will be required under the Indenture to proceed only against the Primary Assets and other assets constituting the related Trust Fund in the case of a default with respect to such Notes and may not proceed against any assets of the Depositor. There is no assurance that the market value of the Primary Assets or any other assets for a Series will at any time be equal to or greater than the aggregate principal amount of the Securities of such Series then outstanding, plus accrued interest thereon. Moreover, upon an Event of Default under the Indenture for a Series of Notes and a sale of the assets in the Trust Fund or upon a sale of the assets of a Trust Fund for a Series of Certificates, the Trustee under the related Indenture (the "Indenture Trustee"), the Servicer, if any, the Enhancer and any other service provider specified in the related Prospectus Supplement generally will be entitled to receive the proceeds of any such sale to the extent of unpaid fees and other amounts owing to such persons under the related Agreement prior to distributions to Holders of Securities. Upon any such sale, the proceeds thereof may be insufficient to pay in full the principal of and interest on the Securities of such Series.

              The only obligations, if any, of the Depositor with respect to the Securities of any Series will be pursuant to certain representations and warranties. See "The Agreements--Assignment of Primary Assets" herein. The Depositor does not have, and is not expected in the future to have, any significant assets with which to meet any obligation to repurchase Primary Assets with respect to which there has been a breach of any representation or warranty. If, for example, the Depositor were required to repurchase a Primary Asset, its only source of funds from which to make such repurchase would be from funds obtained from the enforcement of a corresponding obligation, if any, on the part of the originator of the Primary Assets, the Servicer or the Seller, as the case may be, or from a Reserve Fund established to provide funds for such repurchases.

              Limited Protection Against Losses. Although any Enhancement is intended to reduce the risk of delinquent payments or losses to Holders of Securities entitled to the benefit thereof, the amount of such Enhancement will be limited, as set forth in the related Prospectus Supplement, and will decline and could be depleted under certain circumstances prior to the payment in full of the related Series of Securities, and as a result, Holders may suffer losses. See "Enhancement."

              Yield May Vary; Subordination. The yield to maturity experienced by a Holder of Securities may be affected by the rate of payment of principal of the Loans or Underlying Loans relating to the Private Securities, as applicable. The timing of principal payments on the Securities of a Series will be affected by a number of factors, including the following: (i) the extent of prepayments of the Loans or Underlying Loans relating to the Private Securities, as applicable, which prepayments may be influenced by a variety of factors; (ii) the manner of allocating principal payments among the Classes of Securities of a Series as specified in the related Prospectus Supplement; (iii) the exercise by the party entitled thereto of any right of optional termination; and (iv) in the case of Trust Funds comprised of Revolving Credit Line Loans, any provisions in the related Agreement described in the applicable Prospectus Supplement respecting any non-amortization, early amortization or scheduled amortization period. See "Description of the Securities--Weighted Average Life of Securities." Prepayments may also result from repurchases of Loans or Underlying Loans, as applicable, due to material breaches of the Seller's or the Depositor's warranties.

              Interest payable on the Securities of a Series on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues during the calendar month prior to a Distribution Date, the effective yield to Holders will be reduced from the yield that would otherwise be obtainable if interest payable on the Security were to accrue through the day immediately preceding each Distribution Date, and the effective yield (at par) to Holders will be less than the indicated coupon rate. See "Description of the Securities--Payments of Interest."

              The rights of Subordinated Securityholders to receive distributions to which they would otherwise be entitled with respect to the Trust Fund will be subordinate to the rights of the Servicer and the Holders of Senior Securities, to the extent described in the related Prospectus Supplement. As a result of the foregoing, investors must be prepared to bear the risk that they may be subject to delays in payment and may not recover their initial investments in the Subordinated Securities.

              Balloon Payments. Certain of the Loans as of the related Cut-off Date may not be fully amortizing over their terms to maturity, and thus will require substantial principal payments (i.e., balloon payments) at their stated maturity. Loans with balloon payments involve a greater degree of risk because the ability of a borrower to make a balloon payment typically will depend upon such borrower's ability either to timely refinance the related Loan or to timely sell the related Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related Property, the financial condition of the borrower and tax laws. Losses on such Loans that are not otherwise covered by the credit enhancement described in the applicable Prospectus Supplement will be borne by the Holders of one or more Classes of Securities of the related Series.

              Property Values May Be Insufficient. If the Mortgage Loans in a Trust Fund are primarily junior liens subordinate to the rights of the mortgagee under the related senior mortgage or mortgages, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of such junior mortgage only to the extent that the claims of such senior mortgagees have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the Property securing a junior mortgage unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees at or prior to the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default thereunder. The Trust Fund will not have any source of funds to satisfy the senior mortgages or make payments due to the senior mortgagees.

              There are several factors that could adversely affect the value of Properties such that the outstanding balance of the related Loan, together with any senior financing on the Properties, would equal or exceed the value of the Properties. Among the factors that could adversely affect the value of the Properties are an overall decline in the residential real estate market in the areas in which the Properties are located or a decline in the general condition of the Properties as a result of failure of borrowers to maintain adequately the Properties or of natural disasters that are not necessarily covered by insurance, such as earthquakes and floods. Any such decline could extinguish the value of a junior interest in a Property before having any effect on the related senior interest therein. If such a decline occurs, the actual rates of delinquencies, foreclosure and losses on the junior Loans could be higher than those currently experienced in the mortgage lending industry in general.

              Risks relating to Certain Geographic Regions where Mortgage Loans may be Concentrated. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally. The Mortgage Loans underlying certain Series of Securities may be concentrated in these regions, and such concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration.

              Book-Entry Registration. If Securities are issued in book-entry form, such registration may reduce the liquidity of such Securities in the secondary trading market, since investors may be unwilling to purchase Securities for which they cannot obtain physical certificates. Since transactions in book-entry Securities can be effected only through the Depository Trust Company ("DTC"), participating organizations, Financial Intermediaries and certain banks, the ability of a Holder to pledge a book-entry Security to persons or entities that do not participate in the DTC system may be limited due to lack of a physical certificate representing such Securities. Security Owners will not be recognized as Holders as such term is used in the related Agreement, and Security Owners will be permitted to exercise the rights of Holders only indirectly through DTC and its Participants.

              In addition, Holders may experience some delay in their receipt of distributions of principal of and interest on book-entry Securities, since distributions are required to be forwarded by the applicable Trustee to DTC and DTC will then be required to credit such distributions to the accounts of Depository participants, which thereafter will be required to credit them to the accounts of Holders either directly or indirectly through Financial Intermediaries.

              Pre-Funding May Adversely Affect Investment. If a Trust Fund includes a Pre-Funding Account and the Principal Balance of additional Loans delivered to the Trust Fund during the Pre-Funding Period is less than the original Pre-Funded Amount, the Holders of the Securities of the related Series will receive a prepayment of principal as and to the extent described in the related Prospectus Supplement. Any such principal prepayment may adversely affect the yield to maturity of the applicable Securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors will be able to reinvest such a prepayment at yields equaling or exceeding the yields on the related Securities. It is possible that the yield on any such reinvestment will be lower, and may be significantly lower, than the yield on the related Securities.

              The ability of a Trust Fund to invest in subsequent Loans during the related Pre-Funding Period will be dependant on the ability of the Seller to originate or acquire Loans that satisfy the requirements for transfer to the Trust Fund. The ability of the Seller to originate or acquire such Loans will be affected by a variety of social and economic factors, including the prevailing level of market interest rates, unemployment levels and consumer perceptions of general economic conditions.

              Although subsequent Loans must satisfy the characteristics described in the related Prospectus Supplement and generally must be selected on the basis of the same criteria as those used to select the initial Loans, such Loans may have been originated more recently than the Loans originally transferred to the Trust Fund and may be of a lesser credit quality. As a result, the addition of subsequent Loans may adversely affect the performance of the related Securities.

              Bankruptcy Risks. Federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. The rehabilitation plan proposed by the related debtor may provide, if the mortgaged property is not the debtor's principal residence and the court determines that the value of the mortgaged property is less than the principal balance of the related mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the Loans underlying a Series of Securities and possible reductions in the aggregate amount of such payments.

              Consequences of Owning Original Issue Discount Securities. Debt Securities that are Compound Interest Securities will be, and certain of the Debt Securities may be, issued with original issue discount for federal income tax purposes. A Holder of Debt Securities issued with original issue discount will be required to include original issue discount in ordinary gross income for federal income tax purposes as it accrues, in advance of receipt of the cash attributable to such income. Accrued but unpaid interest on the Debt Securities that are Compound Interest Securities generally will be treated as having original issue discount for this purpose. See "Certain Federal Income Tax Considerations--Interest and Acquisition Discount" herein.

              REMIC-Related Risks. Holders of Residual Interest Securities will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "Certain Federal Income Tax Considerations." Accordingly, under certain circumstances, Holders of Securities that constitute Residual Interest Securities may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. Individual Holders of Residual Interest Securities may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, Residual Interest Securities are subject to certain restrictions on transfer. Because of the special tax treatment of Residual Interest Securities, the taxable income arising in a given year on a Residual Security will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the Residual Interest Security may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics. Additionally, prospective purchasers of a REMIC Residual Interest Security should be aware that the IRS recently finalized regulations that provide that a REMIC Residual Interest Security acquired after January 3, 1995 cannot be marked-to-market. Prospective purchasers of a REMIC Residual Interest Security should consult their tax advisors regarding the possible application of such regulations. See "Certain Federal Income Tax Considerations--Taxation of Holders of Residual Interest Securities--Mark to Market Rules."

              Unsecured Home Improvement and Other Loans. The Trust Fund for any Series may include Home Improvement Contracts that are not secured by an interest in real estate or otherwise. The Trust Fund for any Series may also include home equity contracts that were originated with Loan-to-Value Ratios or Combined Loan-to-Value Ratios in excess of the value of the related Mortgaged Property pledged as security therefor. Under such circumstances, the Trust Fund for the related Series could be treated as a general unsecured creditor as to any unsecured portion of any such Loan. In the event of a default under a Loan that is unsecured in whole or in part, the related Trust Fund will have recourse only against the borrower's assets generally for the unsecured portion of the Loan, along with all other general unsecured creditors of the borrower. In a bankruptcy or insolvency proceeding relating to a borrower on any such Loan, the unsecured obligations of the borrower with respect to such Loan may be discharged, even though the value of the borrower's assets made available to the related Trust Fund as a general unsecured creditor is insufficient to pay amounts due and owning under the related Loan.

              Risk of Losses Associated with Adjustable Rate Loans. Adjustable rate Loans may be underwritten on the basis of an assessment that Mortgagors will have the ability to make payments in higher amounts after relatively short periods of time. In some instances, Mortgagors' income may not be sufficient to enable them to continue to make their loan payments as such payments increase and thus the likelihood of default will increase.

              Potential Liability For Environmental Conditions. Real property pledged as security to a lender may be subject to certain environmental risks. Federal, state and local laws and regulations impose a wide range of requirements on activities that may affect the environment, health and safety. In certain circumstances, these laws and regulations impose obligations on owners or operators of residential properties such as those subject to the Loans. The failure to comply with such laws and regulations may result in fines and penalties.

              In particular, under various federal, state and local laws and regulations, an owner or operator of real estate may be liable for the costs of addressing hazardous substances on, in or beneath such property and related costs. Such liability could exceed the value of the property and the aggregate assets of the owner or operator. In addition, persons who transport or dispose of hazardous substances, or arrange for the transportation, disposal or treatment of hazardous substances, at off-site locations may also be held liable if there are releases or threatened releases of hazardous substances at such off-site locations.

              In addition, under the laws of some states and under the Federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), contamination of property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage against such property.

              Under the laws of some states, and under CERCLA and the Federal Solid Waste Disposal Act, there is a possibility that a lender may be held liable as an "owner" or "operator" for costs of addressing releases or threatened releases of hazardous substances at a property, or releases of petroleum from an underground storage tank, under certain circumstances. See "Certain Legal Aspects of the Loans--Environmental Risks."

              Consumer Protection Laws May Affect Loans. Applicable state laws generally regulate interest rates and other charges and require certain disclosures. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Servicer to collect all or part of the principal of or interest on the Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the owner of the Loan to damages and administrative enforcement.

              The Loans are also subject to federal laws, including:

                      (i) the  Federal  Truth in Lending  Act and  Regulation  Z
                  promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the Loans;

                      (ii) the Equal  Credit  Opportunity  Act and  Regulation B
                  promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit;

                      (iii) the Fair Credit  Reporting Act, which  regulates the use and reporting of information related to the borrower's credit experience; and

                      (iv) for  loans  that  were  originated  or  closed  after
                  November 7, 1989, the Home Equity Loan Consumer Protection Act of 1988, which requires additional application disclosures, limits changes that may be made to the loan documents without the borrower's consent and restricts a lender's ability to declare a default or to suspend or reduce a borrower's credit limit to certain enumerated events.

              The Riegle Act.  Certain  mortgage loans are subject to the Riegle
         Community Development and Regulatory Improvement Act of 1994 (the "Riegle Act"), which incorporates the Home Ownership and Equity Protection Act of 1994. These provisions impose additional disclosure and other requirements on creditors with respect to non-purchase money mortgage loans with high interest rates or high up-front fees and charges. The provisions of the Riegle Act apply on a mandatory basis to all mortgage loans originated on or after October 1, 1995. These provisions can impose specified statutory liabilities upon creditors who fail to comply with their provisions and may affect the enforceability of the related loans. In addition, any assignee of the creditor would generally be subject to all claims and defenses that the consumer could assert against the creditor, including, without limitation, the right to rescind the mortgage loan.

              The Home Improvement Contracts are also subject to the Preservation of Consumers' Claims and Defenses regulations of the Federal Trade Commission and other similar federal and state statutes and regulations (collectively, the "Holder in Due Course Rules"), which protect the homeowner from defective craftsmanship or incomplete work by a contractor. These laws permit the obligor to withhold payment if the work does not meet the quality and durability standards agreed to by the homeowner and the contractor. The Holder in Due Course Rules have the effect of subjecting any assignee of the seller in a consumer credit transaction to all claims and defenses the obligor in the credit sale transaction could assert against the seller of the goods.

              Violations of certain provisions of these federal laws may limit the ability of the Servicer to collect all or part of the principal of or interest on the Loans and in addition, could subject the Trust Fund to damages and administrative enforcement. See "Certain Legal Aspects of the Loans."

              Contracts Will Not Be Stamped. In order to give notice of the right, title and interest of Holders to the Home Improvement Contracts, the Depositor will cause a UCC-1 financing statement to be executed by the Depositor or the Seller identifying the applicable Trustee as the secured party and identifying all Home Improvement Contracts as collateral. Unless otherwise specified in the related Prospectus
         Supplement, the Home Improvement Contracts will not be stamped or otherwise marked to reflect their assignment to the Trust Fund. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the Home Improvement Contracts without notice of such assignment, the interest of Holders in the Home Improvement Contracts could be defeated. See "Certain Legal Aspects of the Loans--The Home Improvement Contracts."

              Ratings Are Not Recommendations. It will be a condition to the issuance of a Series of Securities that they be rated in one of the four highest rating categories by the Rating Agencies identified in the related Prospectus Supplement. Any such rating would be based on, among other things, the adequacy of the value of the Primary Assets and any Enhancement with respect to such Series. Such rating should not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor. There is also no assurance that any such rating will remain in effect for any given period of time or may not be lowered or withdrawn entirely by the Rating Agencies if in their judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Primary Assets, such rating might also be lowered or withdrawn, among other reasons, because of an adverse change in the financial or other condition of an Enhancer or a change in the rating of such Enhancer's long term debt.


                          DESCRIPTION OF THE SECURITIES

         General

              Each Series of Notes will be issued pursuant to an indenture (each, an "Indenture") between the related Trust Fund and the entity named in the related Prospectus Supplement as Indenture Trustee with respect to such Series. A form of Indenture has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The Certificates will also be issued in Series pursuant to separate agreements (each, a "Pooling and Servicing Agreement" or a "Trust Agreement") among the Depositor, the Servicer, if the Series relates to Loans, and the Trustee. A form of Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. A Series may consist of both Notes and Certificates.

              The Seller may agree to reimburse the Depositor for certain fees and expenses of the Depositor incurred in connection with the offering of the Securities.

              The following summaries describe certain provisions in the Agreements common to each Series of Securities. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Agreements and the Prospectus Supplement relating to each Series of Securities. Where particular provisions or terms used in the Agreements are referred to, the actual provisions (including definitions of terms) are incorporated herein by reference as part of such summaries.

              Each Series of Securities will consist of one or more Classes of Securities, one or more of which may be Compound Interest Securities, Variable Interest Securities, PAC Securities, Zero Coupon Securities, Principal Only Securities, Interest Only Securities or Participating Securities. A Series may also include one or more Classes of Subordinated Securities. The Securities of each Series will be issued only in fully registered form, without coupons, in the authorized denominations for each Class specified in the related Prospectus Supplement. Upon satisfaction of the conditions, if any, applicable to a Class of a Series, as described in the related Prospectus Supplement, the transfer of the Securities may be registered and the Securities may be exchanged at the office of the applicable Trustee specified in the Prospectus Supplement without the payment of any service charge other than any tax or governmental charge payable in connection with such registration of transfer or exchange. If specified in the related Prospectus Supplement, one or more Classes of a Series may be available in book-entry form only.

              Unless otherwise provided in the related Prospectus Supplement, payments of principal of and interest on a Series of Securities will be made on the Distribution Dates specified in the Prospectus Supplement relating to such Series by check mailed to Holders of such Series, registered as such at the close of business on the record date specified in the related Prospectus Supplement applicable to such Distribution Dates at their addresses appearing on the security register, except that (a) payments may be made by wire transfer (at the expense of the Holder requesting payment by wire transfer) in certain circumstances described in the related Prospectus Supplement and (b) final payments of principal in retirement of each Security will be made only upon presentation and surrender of such Security at the office of the applicable Trustee specified in the Prospectus Supplement. Notice of the final payment on a Security will be mailed to the Holder of such Security before the Distribution Date on which the final principal payment on any Security is expected to be made to the Holder of such Security.

              Payments of principal of and interest on the Securities will be made by the applicable Trustee, or a paying agent on behalf of such Trustee, as specified in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, all payments with respect to the Primary Assets for a Series, together with reinvestment income thereon, amounts withdrawn from any Reserve Fund, and amounts available pursuant to any other Enhancement will be deposited directly into the Collection Account. If provided in the related Prospectus Supplement, such deposits may be net of certain amounts payable to the related Servicer and any other person specified in such Prospectus Supplement. Such amounts thereafter will be deposited into the Distribution Account(s) and will be available to make payments on the Securities of such Series on the next Distribution Date. See "The Trust Funds--Collection and Distribution Accounts."

         Valuation of the Primary Assets

              If specified in the related Prospectus Supplement for a Series of Notes, each Primary Asset included in the related Trust Fund for a Series will be assigned an initial "Asset Value." Unless otherwise specified in the related Prospectus Supplement, at any time the Asset Value of the Primary Assets will be equal to the product of the Asset Value Percentage as set forth in the Indenture and the lesser of (a) the stream of remaining regularly scheduled payments on the Primary Assets, net, unless otherwise provided in the related Prospectus Supplement, of certain amounts payable as expenses, together with income earned on each such scheduled payment received through the day preceding the next Distribution Date at the Assumed Reinvestment Rate, if any, discounted to present value at the highest interest rate on the Notes of such Series over periods equal to the interval between payments on the Notes, and (b) the then-outstanding Principal Balance of the Primary Assets. Unless otherwise specified in the related Prospectus Supplement, the initial Asset Value of the Primary Assets will be at least equal to the principal amount of the Notes of the related Series at the date of issuance thereof.

              The "Assumed Reinvestment Rate," if any, for a Series will be the highest rate permitted by the Rating Agencies or a rate insured by means of a surety bond, guaranteed investment contract, Deposit Agreement or other arrangement satisfactory to the Rating Agencies. If the Assumed Reinvestment Rate is so insured, the related Prospectus Supplement will set forth the terms of such arrangement.

         Payments of Interest

              The Securities of each Class by their terms entitled to receive interest will bear interest (calculated, unless otherwise specified in the related Prospectus Supplement, on the basis of a 360-day year of twelve 30-day months) from the date and at the per annum rate specified, or calculated in the method described, in the related Prospectus Supplement. Interest on such Securities of a Series will be payable on the Distribution Date specified in the related Prospectus Supplement. The rate of interest on Securities of a Series may be variable or may change with changes in the annual percentage rates of the Loans or Underlying Loans relating to the Private Securities, as applicable, included in the related Trust Fund and/or as prepayments occur with respect to such Loans or Underlying Loans, as applicable. Principal Only Securities may not be entitled to receive any interest distributions or may be entitled to receive only nominal interest distributions. Any interest on Zero Coupon Securities that is not paid on the related Distribution Date will accrue and be added to the principal thereof on such Distribution Date.

              Interest payable on the Securities on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues during the calendar month preceding a Distribution Date, the effective yield to Holders will be reduced from the yield that would otherwise be obtainable if interest payable on the Securities were to accrue through the day immediately preceding such Distribution Date.

         Payments of Principal

              On each Distribution Date for a Series, principal payments will be made to the Holders of the Securities of such Series on which principal is then payable, to the extent set forth in the related Prospectus Supplement. Such payments will be made in an aggregate amount determined as specified in the related Prospectus Supplement and will be allocated among the respective Classes of a Series in the manner, at the times and in the priority (which may, in certain cases, include allocation by random lot) set forth in the related Prospectus Supplement.

         Final Scheduled Distribution Date

              The Final Scheduled  Distribution  Date with respect to each Class of a Series of Notes is the date no later than which the principal thereof will be fully paid and with respect to each Class of a Series of Certificates will be the date on which the entire aggregate principal balance of such Class is expected to be reduced to zero, in each case calculated on the basis of the assumptions applicable to such Series described in the related Prospectus Supplement. The Final Scheduled Distribution Date for each Class of a Series will be specified in the related Prospectus Supplement. Since payments on the Primary Assets will be used to make distributions in reduction of the outstanding principal amount of the Securities, it is likely that the actual final Distribution Date of any such Class will occur earlier, and may occur substantially earlier, than its Final Scheduled Distribution Date. Furthermore, with respect to a Series of
         Certificates, unless otherwise specified in the related Prospectus Supplement, as a result of delinquencies, defaults and liquidations of the Primary Assets in the Trust Fund, the actual final Distribution Date of any Certificate may occur later than its Final Scheduled Distribution Date. No assurance can be given as to the actual prepayment experience with respect to a Series.
         See "Weighted Average Life of the Securities" below.

         Special Redemption

              If so specified in the Prospectus Supplement relating to a Series of Securities having other than monthly Distribution Dates, one or more Classes of Securities of such Series may be subject to special redemption, in whole or in part, on the day specified in the related Prospectus Supplement (the "Special Redemption Date") if, as a
         consequence of prepayments on the Loans or Underlying Loans, as applicable, relating to such Securities, or low yields then available for reinvestment, the entity specified in the related Prospectus Supplement determines, based on assumptions specified in the applicable Agreement, that the amount available for the payment of interest that will have accrued on such Securities (the "Available Interest Amount") through the designated interest accrual date specified in the related Prospectus Supplement is less than the amount of interest that will have accrued on such Securities to such date. In such event and as further described in the related Prospectus Supplement, the applicable Trustee will redeem a principal amount of outstanding Securities of such Series as will cause the Available Interest Amount to equal the amount of interest that will have accrued through such designated interest accrual date for such Series of Securities outstanding immediately after such redemption.

         Optional Redemption, Purchase or Termination

              The Depositor or the Servicer may, at its option, redeem, in whole or in part, one or more Classes of Notes or purchase one or more Classes of Certificates of any Series, on any Distribution Date under the circumstances, if any, specified in the Prospectus Supplement relating to such Series. Alternatively, if so specified in the related Prospectus Supplement for a Series of Certificates, the Depositor, the Servicer, or another entity designated in the related Prospectus Supplement may, at its option, cause an early termination of a Trust Fund by repurchasing all of the Primary Assets from such Trust Fund on or after a date specified in the related Prospectus Supplement, or on or after such time as the aggregate outstanding principal amount of the Certificates or Primary Assets, as specified in the related Prospectus Supplement, is equal to or less than the amount or percentage specified in the related Prospectus Supplement. Notice of such redemption, purchase or termination must be given by the Depositor or the Trustee prior to the related date. The redemption, purchase or repurchase price will be set forth in the related Prospectus Supplement. If specified in the related Prospectus Supplement, in the event that a REMIC election has been made, the Trustee shall receive a satisfactory opinion of counsel that the optional redemption, purchase or termination will be conducted so as to constitute a "qualified liquidation" under Section 860F of the Code.

              In addition, the Prospectus Supplement may provide other circumstances under which Holders of Securities of a Series could be fully paid significantly earlier than would otherwise be the case if payments or distributions were solely based on the activity of the related Primary Assets.

         Weighted Average Life of the Securities

              Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. Unless otherwise specified in the related Prospectus Supplement, the weighted average life of the Securities of a Class will be influenced by the rate at which the amount financed under the Loans or Underlying Loans relating to the Private Securities, as applicable, included in the Trust Fund for a Series is paid, which may be in the form of scheduled amortization or prepayments.

              Prepayments on loans and other receivables can be measured relative to a prepayment standard or model. The Prospectus Supplement for a Series of Securities will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each Class of Securities of such Series and the percentage of the original principal amount of each Class of Securities of such Series that would be outstanding on specified Distribution Dates for such Series based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Loans or Underlying Loans relating to the Private Securities, as applicable, included in the related Trust Fund are made at rates corresponding to various percentages of the prepayment standard or model specified in such Prospectus Supplement.

              There is, however, no assurance that prepayment of the Loans or Underlying Loans relating to the Private Securities, as applicable, included in the related Trust Fund will conform to any level of any prepayment standard or model specified in the related Prospectus Supplement. The rate of principal prepayments on pools of loans may be influenced by a variety of factors, including job related factors such as transfers, layoffs or promotions and personal factors such as divorce, disability or prolonged illness. Economic conditions, either generally or within a particular geographic area or industry, also may affect the rate of principal prepayments. Demographic and social factors may influence the rate of principal prepayments in that some borrowers have greater financial flexibility to move or refinance than do other borrowers. The deductibility of mortgage interest payments, servicing decisions and other factors also affect the rate of principal prepayments. As a result, there can be no assurance as to the rate or timing of principal prepayments of the Loans or Underlying Loans either from time to time or over the lives of such Loans or Underlying Loans.

              The rate of prepayments of conventional housing loans and other receivables has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the interest rates on the Loans or Underlying Loans relating to the Private Securities, as applicable, for a Series, such loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by such loans. In this regard, it should be noted that the Loans or Underlying Loans, as applicable, for a Series may have different interest rates. In addition, the weighted average life of the Securities may be affected by the varying maturities of the Loans or Underlying Loans relating to the Private Securities, as applicable. If any Loans or Underlying Loans relating to the Private Securities, as applicable, for a Series have actual terms-to-stated maturity of less than those assumed in calculating the Final Scheduled Distribution Date of the related Securities, one or more Classes of the Series may be fully paid prior to their respective Final Scheduled Distribution Date, even in the absence of prepayments and a reinvestment return higher than the Assumed Reinvestment Rate.


                                 THE TRUST FUNDS

         General

              The Notes of each Series will be secured by the pledge of the assets of the related Trust Fund, and the Certificates of each Series will represent interests in the assets of the related Trust Fund. The Trust Fund of each Series will include assets purchased from the Seller composed of (i) the Primary Assets, (ii) amounts available from the reinvestment of payments on such Primary Assets at the Assumed
         Reinvestment Rate, if any, specified in the related Prospectus Supplement, (iii) any Enhancement, (iv) any Property that secured a Loan but which is acquired by foreclosure or deed in lieu of foreclosure or repossession and (v) the amount, if any, initially deposited into the Collection Account or Distribution Account(s) for a Series as specified in the related Prospectus Supplement.

              The Securities will be non-recourse obligations of the related Trust Fund. The assets of the Trust Fund specified in the related Prospectus Supplement for a Series of Securities, unless otherwise specified in the related Prospectus Supplement, will serve as collateral only for that Series of Securities. Holders of a Series of Notes may only proceed against such collateral securing such Series of Notes in the case of a default with respect to such Series of Notes and may not proceed against any assets of the Depositor or the related Trust Fund not pledged to secure such Notes.

              The Primary Assets for a Series will be sold by the Seller to the Depositor or purchased by the Depositor in the open market or in privately negotiated transactions, which may include transactions with affiliates and will be transferred by the Depositor to the Trust Fund. Loans relating to a Series will be serviced by the Servicer, which may be the Seller, specified in the related Prospectus Supplement, pursuant to a Pooling and Servicing Agreement, with respect to a Series of Certificates or a servicing agreement (each, a "Servicing Agreement") between the Trust Fund and Servicer, with respect to a Series of Notes.

              If so specified in the related Prospectus Supplement, a Trust Fund relating to a Series of Securities may be a business trust formed under the laws of the state specified in the related Prospectus Supplement pursuant to a trust agreement (each, a "Trust Agreement") between the Depositor and the Trustee of such Trust Fund specified in the related Prospectus Supplement.

              With respect to each Trust Fund, prior to the initial offering of the related Series of Securities, the Trust Fund will have no assets or liabilities. No Trust Fund is expected to engage in any activities other than acquiring, managing and holding the related Primary Assets and other assets contemplated herein and in the related Prospectus Supplement and the proceeds thereof, issuing Securities and making payments and distributions thereon and certain related activities. No Trust Fund is expected to have any source of capital other than its assets and any related Enhancement.

              Primary Assets included in the Trust Fund for a Series may consist of any combination of Loans and Private Securities, to the extent and as specified in the related Prospectus Supplement.

         The Loans

              Mortgage Loans. The Primary Assets for a Series may consist, in whole or in part, of closed-end home equity loans (the "Closed-End Loans") and/or revolving home equity loans or certain balances therein (the "Revolving Credit Line Loans" and, together with the Closed-End Loans, the "Mortgage Loans") secured by mortgages primarily on Single Family Properties that may be subordinated to other mortgages on the same Mortgaged Property. The Mortgage Loans may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the related Prospectus Supplement.

              The full principal amount of a Closed-End Loan is advanced at origination of the loan and generally is repayable in equal (or substantially equal) installments of an amount sufficient to fully amortize such loan at its stated maturity. Unless otherwise described in the related Prospectus Supplement, the original terms to stated maturity of Closed-End Loans will not exceed 360 months. Principal amounts on a Revolving Credit Line Loan may be drawn down (up to a maximum amount as set forth in the related Prospectus Supplement) or repaid under each Revolving Credit Line Loan from time to time, but may be subject to a minimum periodic payment. Except to the extent provided in the related Prospectus Supplement, the Trust Fund will not include any amounts borrowed under a Revolving Credit Line Loan after the Cut-off Date. As more fully described in the related Prospectus Supplement, interest on each Revolving Credit Line Loan, excluding introductory rates offered from time to time during promotional periods, is computed and payable monthly on the average daily Principal Balance of such Loan. Under certain circumstances, under either a Revolving Credit Line Loan or a Closed-End Loan, a borrower may choose an interest only payment option and is obligated to pay only the amount of interest that accrues on the loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the loan.

              The rate of prepayment on the Mortgage Loans cannot be predicted. Home equity loans have been originated in significant volume only during the past few years and the Depositor is not aware of any publicly available studies or statistics on the rate of prepayment of such loans. Generally, home equity loans are not viewed by borrowers as permanent financing. Accordingly, the Mortgage Loans may experience a higher rate of prepayment than traditional first mortgage loans. On the other hand, because home equity loans such as the Revolving Credit Line Loans generally are not fully amortizing, the absence of voluntary borrower prepayments could cause rates of principal payments lower than, or similar to, those of traditional fully-amortizing first mortgages. The prepayment experience of the related Trust Fund may be affected by a wide variety of factors, including general economic conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility and the frequency and amount of any future draws on any Revolving Credit Line Loans. Other factors that might be expected to affect the prepayment rate of a pool of home equity mortgage loans or home improvement contracts include the amounts of, and interest rates on, the underlying first mortgage loans, and the use of first mortgage loans as long-term financing for home purchase and subordinate mortgage loans as shorter-term financing for a variety of purposes, including home improvement, education expenses and purchases of consumer durables such as automobiles. Accordingly, the Mortgage Loans may experience a higher rate of prepayment than traditional fixed-rate mortgage loans. In addition, any future limitations on the right of borrowers to deduct interest payments on home equity loans for federal income tax purposes may further increase the rate of prepayments of the Loans. Moreover, the enforcement of a "due-on-sale" provision (as described below) will have the same effect as a prepayment of the related Loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses in Mortgage Loans."

              Collections on Revolving Credit Line Loans may vary because, among other things, borrowers may (i) make payments during any month as low as the minimum monthly payment for such month or, during the interest-only period for certain Revolving Credit Line Loans and, in more limited circumstances, Closed-End Loans with respect to which an interest-only payment option has been selected, the interest and the fees and charges for such month or (ii) make payments as high as the entire Principal Balance plus accrued interest and the fees and charges thereon. It is possible that borrowers may fail to make the required periodic payments. In addition, collections on the Mortgage Loans may vary due to seasonal purchasing and the payment habits of borrowers.

              The  Mortgaged  Properties  will include  Single  Family  Property
         (i.e., one- to four-family residential housing, including Condominium Units and Cooperative Dwellings) and mixed-use property. Mixed-use properties will consist of structures of no more than three stories that include one- to four-residential dwelling units and space used for retail, professional or other commercial uses. Such uses, which will not involve more than 50% of the space in the structure, may include doctor, dentist or law offices, real estate agencies, boutiques, newsstands, convenience stores or other similar types of uses intended to cater to individual customers as specified in the related Prospectus Supplement. The properties may be located in suburban or metropolitan districts. Any such non-residential use will be in compliance with local zoning laws and regulations. The Mortgaged Properties may consist of detached individual dwellings, individual condominiums, townhouses, duplexes, row houses, individual units in planned unit developments and other attached dwelling units. Each Single Family Property will be located on land owned in fee simple by the borrower or on land leased by the borrower for a term at least ten years (unless otherwise provided in the related Prospectus Supplement) greater than the term of the related Loan. Attached dwellings may include owner-occupied structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively owned apartment building.

              Unless otherwise specified in the related Prospectus Supplement, Mortgages on Cooperative Dwellings consist of a lien on the shares issued by such Cooperative Dwelling and the proprietary lease or occupancy agreement relating to such Cooperative Dwelling.

              The aggregate Principal Balance of Loans secured by Properties that are owner-occupied will be disclosed in the related Prospectus Supplement. Unless otherwise specified in the Prospectus Supplement, the sole basis for a representation that a given percentage of the Loans are secured by Single Family Property that is owner-occupied will be either (i) the making of a representation by the Mortgagor at origination of the Mortgage Loan either that the underlying Mortgaged Property will be used by the Mortgagor for a period of at least six months every year or that the Mortgagor intends to use the Mortgaged Property as a primary residence, or (ii) a finding that the address of the underlying Mortgaged Property is the Mortgagor's mailing address as reflected in the Servicer's records. To the extent specified in the related Prospectus Supplement, the Mortgaged Properties may include non-owner occupied investment properties and vacation and second homes.

              Unless otherwise specified in the related Prospectus Supplement, the initial Combined Loan-to-Value Ratio of a Loan is computed in the manner described in the related Prospectus Supplement, taking into account the amounts of any related senior mortgage loans.

              Home  Improvement  Contracts.  The Primary Assets for a Series may
         consist, in whole or in part, of home improvement installment sales contracts and installment loan agreements (the "Home Improvement Contracts") originated by a home improvement contractor in the ordinary course of business. As specified in the related Prospectus Supplement, the Home Improvement Contracts will either be unsecured or secured by the Mortgages primarily on Single Family Properties, which are generally subordinated to other mortgages on the same Mortgaged
         Property or by purchase money security interests in the Home Improvements financed thereby. Unless otherwise specified in the applicable Prospectus Supplement, the Home Improvement Contracts will be fully amortizing and may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the related Prospectus Supplement.

              Unless otherwise specified in the related Prospectus Supplement, the home improvements (the "Home Improvements") securing the Home Improvement Contracts include, but are not limited to, replacement windows, house siding, new roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels. The initial Loan-to-Value Ratio of a Home Improvement Contract will be computed in the manner described in the related Prospectus Supplement.

              Additional Information. The selection criteria that will apply with respect to the Loans, including, but not limited to, the Combined Loan-to-Value Ratios or Loan-to-Value Ratios, as applicable, original terms to maturity and delinquency information, will be specified in the related Prospectus Supplement.

              The Loans for a Series may include Loans that do not amortize their entire Principal Balance by their stated maturity in accordance with their terms and require a balloon payment of the remaining Principal Balance at maturity, as specified in the related Prospectus Supplement. As further described in the related Prospectus Supplement, the Loans for a Series may include Loans that do not have a specified stated maturity.

              The Loans will be conventional contracts or contracts insured by the Federal Housing Administration (the "FHA") or partially guaranteed by the Veterans Administration (the "VA"). Loans designated in the related Prospectus Supplement as insured by the FHA will be insured by the FHA as authorized under the United States Housing Act of 1937, as amended. Such Loans will be insured under various FHA programs. These programs generally limit the principal amount and interest rates of the mortgage loans insured. Loans insured by the FHA generally require a minimum down payment of approximately 5% of the original principal amount of the loan. No FHA-insured Loans relating to a Series may have an interest rate or original principal amount exceeding the applicable FHA limits at the time or origination of such loan.

              The insurance premiums for Loans insured by the FHA are collected by lenders approved by the Department of Housing and Urban Development ("HUD") and are paid to the FHA. The regulations governing FHA single-family mortgage insurance programs provide that insurance benefits are payable either upon foreclosure (or other acquisition of possession) and conveyance of the mortgaged premises to HUD or upon assignment of the defaulted Loan to HUD. With respect to a defaulted FHA-insured Loan, the Servicer is limited in its ability to initiate foreclosure proceedings. When it is determined, either by the Servicer or HUD, that default was caused by circumstances beyond the mortgagor's control, the Servicer is expected to make an effort to avoid foreclosure by entering, if feasible, into one of a number of available forms of forbearance plans with the mortgagor. Such plans may involve the reduction or suspension of regular mortgage payments for a specified period, with such payments to be made upon or before the maturity date of the mortgage, or the recasting of payments due under the mortgage up to or beyond the maturity date. In addition, when a default caused by such circumstances is accompanied by certain other criteria, HUD may provide relief by making payments to the Servicer in partial or full satisfaction of amounts due under the Loan (which payments are to be repaid by the mortgagor to HUD) or by accepting assignment of the loan from the Servicer. With certain exceptions, at least three full monthly installments must be due and unpaid under the Loan and HUD must have rejected any request for relief from the mortgagor before the Servicer may initiate foreclosure proceedings.

              HUD has the option, in most cases, to pay insurance claims in cash or in debentures issued by HUD. Currently, claims are being paid in cash, and claims have not been paid in debentures since 1965. HUD debentures issued in satisfaction of FHA insurance claims bear interest at the applicable HUD debenture interest rate. The Servicer of each FHA-insured Loan will be obligated to purchase any such debenture issued in satisfaction of such Loan upon default for an amount equal to the principal amount of any such debenture.

              The amount of insurance benefits generally paid by the FHA is equal to the entire unpaid principal amount of the defaulted Loan adjusted to reimburse the Servicer for certain costs and expenses and to deduct certain amounts received or retained by the Servicer after default. When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance to HUD, the Servicer is compensated for no more than two-thirds of its foreclosure costs, and is compensated for interest accrued and unpaid prior to such date but in general only to the extent it was allowed pursuant to a forbearance plan approved by HUD. When entitlement to insurance benefits results from assignment of the Loan to HUD, the insurance payment includes full compensation for interest accrued and unpaid to the assignment date. The insurance payment itself, upon foreclosure of an FHA-insured Loan, bears interest from a date 30 days after the mortgagor's first uncorrected failure to perform any obligation to make any payment due under the Loan and, upon assignment, from the date of assignment to the date of payment of the claim, in each case at the same interest rate as the applicable HUD debenture interest rate as described above.

              Loans designated in the related Prospectus Supplement as guaranteed by the VA will be partially guaranteed by the VA under the Serviceman's Readjustment Act of 1944, as amended (the "VA Guaranty"). The Serviceman's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances, the spouse of a veteran) to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has no mortgage loan limits, requires no down payment from the purchaser and permits the guarantee of mortgage loans of up to 30 years' duration.

              The maximum guaranty that may be issued by the VA under a VA guaranteed mortgage loan depends upon the original principal amount of the mortgage loan, as further described in 38 United States Code
         Section 1803(a), as amended. The liability on the guaranty is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. The VA may, at its option and without regard to the guaranty, make full payment to a mortgage holder of unsatisfied indebtedness on a mortgage upon its assignment to the VA.

              With respect to a defaulted VA guaranteed Loan, the Servicer is, absent exceptional circumstances, authorized to announce its intention to foreclose only when the default has continued for three months. Generally, a claim for the guaranty is submitted after liquidation of the Mortgaged Property.

              The amount payable under the guaranty will be the percentage of the VA-insured Loan originally guaranteed applied to indebtedness outstanding as of the applicable date of computation specified in the VA regulations. Payments under the guaranty will be equal to the unpaid principal amount of the loan, interest accrued on the unpaid balance of the loan to the appropriate date of computation and limited expenses of the mortgagee, but in each case only to the extent that such amounts have not been recovered through liquidation of the Mortgaged Property. The amount payable under the guaranty may in no event exceed the amount of the original guaranty.

              The related Prospectus Supplement for each Series will provide information with respect to the Loans that are Primary Assets as of the Cut-off Date, including, among other things, and to the extent relevant: (a) the aggregate unpaid Principal Balance of the Loans; (b) the range and weighted average Loan Rate on the Loans, and, in the case of adjustable rate Loans, the range and weighted average of the current Loan Rates and the Lifetime Rate Caps, if any; (c) the range and average Principal Balance of the Loans; (d) the weighted average original and remaining term-to-stated maturity of the Loans and the range of original and remaining terms-to-stated maturity, if applicable; (e) the range and weighted average of Combined Loan-to-Value Ratios or Loan-to-Value Ratios for the Loans, as applicable; (f) the percentage (by Principal Balance as of the Cut-off
         Date) of Loans that accrue interest at adjustable or fixed interest rates; (g) any special hazard Insurance Policy or bankruptcy bond or other enhancement relating to the Loans; (h) the percentage (by Principal Balance as of the Cut-off Date) of Loans that are secured by Mortgaged Properties or Home Improvements or that are unsecured; (i) the geographic distribution of any Mortgaged Properties securing the Loans; (j) the percentage of Loans (by Principal Balance as of the Cut-off Date) that are secured by Single Family Properties, shares relating to Cooperative Dwellings, Condominium Units, investment property and vacation or second homes; (k) the lien priority of the Loans; (l) the delinquency status and year of origination of the Loans;
         (m) whether such Loans are Closed-End Loans and/or Revolving Credit Line Loans; and (n) in the case of Revolving Credit Line Loans, the general payments and credit line terms of such Loans and other pertinent features thereof. The related Prospectus Supplement will also specify any other limitations on the types or characteristics of Loans for a Series.

              If information of the nature described above respecting the Loans is not known to the Depositor at the time the Securities are initially offered, approximate or more general information of the nature described above will be provided in the Prospectus Supplement and additional information will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related Series and to be filed with the Commission within 15 days after the initial issuance of such Securities.

         Private Securities

              General. Primary Assets for a Series may consist, in whole or in part, of Private Securities that include pass-through certificates representing beneficial interests in loans of the type that would otherwise be eligible to be Loans (the "Underlying Loans") or (b) collateralized obligations secured by Underlying Loans. Such pass-through certificates or collateralized obligations will have previously been (a) offered and distributed to the public pursuant to an effective registration statement or (b) purchased in a transaction not involving any public offering from a person who is not an affiliate of the issuer of such securities at the time of sale (nor an affiliate thereof at any time during the three preceding months); provided a period of three years elapsed since the later of the date the securities were acquired from the issuer or an affiliate thereof. Although individual Underlying Loans may be insured or guaranteed by the United States or an agency or instrumentality thereof, they need not be, and Private Securities themselves will not be so insured or guaranteed.

              Private Securities will have been issued pursuant to a pooling and servicing agreement, a trust agreement or similar agreement (a "PS Agreement"). The seller/servicer of the Underlying Loans will have entered into the PS Agreement with the trustee under such PS Agreement (the "PS Trustee"). The PS Trustee or its agent, or a custodian, will possess the Underlying Loans. Underlying Loans will be serviced by a servicer (the "PS Servicer") directly or by one or more sub-servicers who may be subject to the supervision of the PS Servicer.

              The sponsor of the Private Securities (the "PS Sponsor") will be a financial institution or other entity engaged generally in the business of lending; a public agency or instrumentality of a state, local or federal government; or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling loans to such trusts, and selling beneficial interests in such trusts. If so specified in the Prospectus Supplement, the PS Sponsor may be an affiliate of the Depositor. The obligations of the PS Sponsor will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. Unless otherwise specified in the related Prospectus Supplement, the PS Sponsor will not have guaranteed any of the assets conveyed to the related trust or any of the Private Securities issued under the PS Agreement. Additionally, although the Underlying Loans may be guaranteed by an agency or instrumentality of the United States, the Private Securities themselves will not be so guaranteed.

              Distributions of principal and interest will be made on the Private Securities on the dates specified in the related Prospectus Supplement. The Private Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Private Securities by the PS Trustee or the PS Servicer. The PS Sponsor or the PS Servicer may have the right to repurchase the Underlying Loans after a certain date or under other circumstances specified in the related Prospectus Supplement.

              The Underlying Loans may be fixed rate, level payment, fully amortizing loans or adjustable rate loans or loans having balloon or other irregular payment features. Such Underlying Loans will be secured by mortgages on Mortgaged Properties.

              Credit Support Relating to Private Securities. Credit support in the form of Reserve Funds, subordination of other private securities issued under the PS Agreement, guarantees, cash collateral accounts, Security Policies or other types of credit support may be provided with respect to the Underlying Loans or with respect to the Private Securities themselves. The type, characteristics and amount of credit support will be a function of certain characteristics of the Underlying Loans and other factors and will have been established for the Private Securities on the basis of requirements of the nationally recognized statistical rating organization that rated the Private Securities.

              Additional Information. The Prospectus Supplement for a Series for which the Primary Assets include Private Securities will specify (such disclosure may be on an approximate basis and will be as of the date specified in the related Prospectus Supplement), to the extent relevant and to the extent such information is reasonably available to the Depositor and the Depositor reasonably believes such information to be reliable: (i) the aggregate approximate principal amount and type of the Private Securities to be included in the Trust Fund for such Series; (ii) certain characteristics of the Underlying Loans, including
         (a) the payment features of such Underlying Loans (i.e., whether they are Closed-End Loans and/or Revolving Credit Line Loans, whether they are fixed rate or adjustable rate and whether they provide for fixed level payments or other payment features), (b) the approximate aggregate Principal Balance, if known, of such Underlying Loans insured or guaranteed by a governmental entity, (c) the servicing fee or range of servicing fees with respect to the Underlying Loans, (d) the minimum and maximum stated maturities of such Underlying Loans at origination,
         (e) the lien priority of such Underlying Loans and (f) the delinquency status and year of origination of such Underlying Loans; (iii) the maximum original term-to-stated maturity of the Private Securities;
         (iv) the weighted average term-to-stated maturity of the Private Securities; (v) the pass-through or certificate rate or ranges thereof for the Private Securities; (vi) the PS Sponsor, the PS Servicer (if other than the PS Sponsor) and the PS Trustee for such Private Securities; (vii) certain characteristics of credit support if any, such as Reserve Funds, Security Policies or guarantees relating to such Loans underlying the Private Securities or to such Private Securities themselves; (viii) the terms on which Underlying Loans may, or are required to, be purchased prior to their stated maturity or the stated maturity of the Private Securities; and (ix) the terms on which Underlying Loans may be substituted for those originally underlying the Private Securities.

              If  information of the nature  described  above  representing  the
         Private Securities is not known to the Depositor at the time the Securities are initially offered, approximate or more general information of the nature described above will be provided in the Prospectus Supplement and the additional information, if available, will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related Series and to be filed with the Commission within 15 days of the initial issuance of such Securities.

         Collection and Distribution Accounts

              A separate Collection Account will be established by the Trustee or the Servicer, in the name of the Trustee, for each Series of Securities for receipt of the amount of cash, if any, specified in the related Prospectus Supplement to be initially deposited therein by the Depositor, all amounts received on or with respect to the Primary Assets and, unless otherwise specified in the related Prospectus Supplement, income earned thereon. Certain amounts on deposit in such Collection Account and certain amounts available pursuant to any Enhancement, as provided in the related Prospectus Supplement, will be deposited into the applicable Distribution Account, which will also be established by the applicable Trustee for each such Series of
         Securities, for distribution to the related Holders. Unless otherwise specified in the related Prospectus Supplement, the applicable Trustee will invest the funds in the Collection Account and the Distribution Account(s) in Eligible Investments maturing, with certain exceptions, not later, in the case of funds in the Collection Account, than the day preceding the date such funds are due to be deposited into the Distribution Account(s) or otherwise distributed and, in the case of funds in the Distribution Account(s), than the day preceding the next Distribution Date for the related Series of Securities. Eligible Investments include, among other investments, obligations of the United States and certain agencies thereof, federal funds, certificates of deposit, commercial paper, demand and time deposits and banker's acceptances, certain repurchase agreements of United States government securities and certain guaranteed investment contracts, in each case acceptable to the Rating Agencies.

              Notwithstanding any of the foregoing, amounts may be deposited and withdrawn pursuant to any Deposit Agreement or Minimum Principal Payment Agreement as specified in the related Prospectus Supplement.

              If specified in the related Prospectus Supplement, a Trust Fund will include one or more segregated trust accounts (each, a "Pre-Funding Account") established and maintained with the Trustee for the related Series. If so specified, on the Closing Date for such Series, a portion of the proceeds of the sale of the Securities of such Series (such amount, the "Pre-Funded Amount") will be deposited into the Pre-Funding Account and may be used to purchase additional Primary Assets during the period of time specified in the related Prospectus Supplement (the "Pre-Funding Period"). In no case will the Pre-Funded Amount exceed 50% of the aggregate principal amount of the related Securities, and in no case will the Pre-Funding Period exceed one year. The Primary Assets to be so purchased generally will be selected on the basis of the same criteria as those used to select the initial Primary Assets, and the same representations and warranties will be made with respect thereto. If any Pre-Funded Amount remains on deposit in the Pre-Funding Account at the end of the Pre-Funding Period, such amount will be applied in the manner specified in the related Prospectus Supplement to prepay the Notes and/or the Certificates of the applicable Series.

              If a Pre-Funding Account is established, one or more segregated trust accounts (each, a "Capitalized Interest Account") may be established and maintained with the Trustee for the related Series. On the Closing Date for such Series, a portion of the proceeds of the sale of the Securities of such Series will be deposited into the Capitalized Interest Account and used to fund the excess, if any, of the sum of (i) the amount of interest accrued on the Securities of such Series and
         (ii) if specified in the related Prospectus Supplement, certain fees or expenses during the Pre-Funding Period, over the amount of interest available therefor from the Primary Assets in the Trust Fund. Any amounts on deposit in the Capitalized Interest Account at the end of the Pre-Funding Period that are not necessary for such purposes will be distributed to the person specified in the related Prospectus Supplement.


                                   ENHANCEMENT

              If stated in the Prospectus Supplement relating to a Series of Securities, simultaneously with the Depositor's assignment of the Primary Assets to the Trustee, the Depositor will obtain a Security Policy, issue Subordinated Securities or obtain any other form of enhancement or combination thereof (collectively, "Enhancement") in favor of the Trustee on behalf of the Holders of the related Series or designated Classes of such Series from an institution or by other means acceptable to the Rating Agencies. The Enhancement will support the payment of principal of and interest on the Securities, and may be applied for certain other purposes to the extent and under the conditions set forth in such Prospectus Supplement. Enhancement for a Series may include one or more of the following forms, or such other form as may be specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, any of such Enhancement may be structured so as to protect against losses relating to more than one Trust Fund, in the manner described therein.

         Subordinated Securities

              If specified in the related Prospectus Supplement, Enhancement for a Series may consist of one or more Classes of Subordinated Securities. The rights of the related Subordinated Securityholders to receive distributions on any Distribution Date will be subordinate in right and priority to the rights of Holders of Senior Securities of the Series, but only to the extent described in the related Prospectus Supplement.

         Insurance

              If stated in the related Prospectus Supplement, Enhancement for a Series may consist of special hazard Insurance Policies, bankruptcy bonds and other types of insurance relating to the Primary Assets, as described below and in the related Prospectus Supplement.

              Pool Insurance Policy. If so specified in the Prospectus Supplement relating to a Series of Securities, the Depositor will obtain a pool insurance policy (the "Pool Insurance Policy") for the Loans in the related Trust Fund. The Pool Insurance Policy will cover any loss (subject to the limitations described in a related Prospectus Supplement) by reason of default. but will not cover the portion of the Principal Balance of any Loan that is required to be covered by any primary mortgage Insurance Policy. The amount and terms of any such coverage will be set forth in the related Prospectus Supplement.

              Special Hazard Insurance Policy. Although the terms of such policies vary to some degree, a special hazard Insurance Policy typically provides that, where there has been damage to Property securing a defaulted or foreclosed Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the standard hazard Insurance Policy or any flood Insurance Policy, if applicable, required to be maintained with respect to such Property, or in connection with partial loss resulting from the application of the coinsurance clause in a standard hazard Insurance Policy, the special hazard insurer will pay the lesser of (i) the cost of repair or replacement of such Property or (ii) upon transfer of such Property to the special hazard insurer, the unpaid Principal Balance of such Loan at the time of acquisition of such Property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Servicer with respect to such Property. If the unpaid Principal Balance plus accrued interest and certain expenses is paid by the special hazard insurer, the amount of further coverage under the special hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of such Property. Any amount paid as the cost of repair of such Property will reduce coverage by such amount. Special hazard Insurance Policies typically do not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, flood (if the mortgaged property is in a federally designated flood area), chemical contamination and certain other risks.

              Restoration of the Property with the proceeds described under (i) above is expected to satisfy the condition under any Pool Insurance Policy that such Property be restored before a claim under such Pool Insurance Policy may be validly presented with respect to the defaulted Loan secured by such Property. The payment described under (ii) above will render unnecessary presentation of a claim in respect of such Loan under any Pool Insurance Policy. Therefore, so long as such Pool Insurance Policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid Principal Balance of the related Loan plus accrued interest and certain expenses will not affect the total amount in respect of insurance proceeds paid to Holders of the Securities, but will affect the relative amounts of coverage remaining under the special hazard Insurance Policy and Pool Insurance Policy.

              Bankruptcy Bond. In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the Property securing the related Loan at an amount less than the then-outstanding Principal Balance of such Loan. The amount of the secured debt could be reduced to such value, and the holder of such Loan thus would become an unsecured creditor to the extent the Principal Balance of such Loan exceeds the value so assigned to the Property by the bankruptcy court. In addition, certain other modifications of the terms of a Loan can result from a bankruptcy proceeding. See "Certain Legal Aspects of the Loans." If so provided in the related Prospectus Supplement, the Depositor or other entity specified in the related Prospectus Supplement will obtain a bankruptcy bond or similar insurance contract (the "bankruptcy bond") covering losses resulting from proceedings with respect to borrowers under the Bankruptcy Code. The bankruptcy bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal of and interest on a Loan or a reduction by such court of the principal amount of a Loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition.

              The bankruptcy bond will provide coverage in the aggregate amount specified in the related Prospectus Supplement for all Loans in the Trust Fund for such Series. Such amount will be reduced by payments made under such bankruptcy bond in respect of such Loans, unless otherwise specified in the related Prospectus Supplement, and will not be restored.

         Reserve Funds

              If so specified in the Prospectus Supplement relating to a Series of Securities, the Depositor will deposit into one or more funds to be established with the applicable Trustee as part of the Trust Fund for such Series or for the benefit of any Enhancer with respect to such Series (each, a "Reserve Fund") cash, a letter or letters of credit, cash collateral accounts, Eligible Investments, or other instruments meeting the criteria of the Rating Agencies rating any Series of the Securities in the amount specified in such Prospectus Supplement. In the alternative or in addition to such deposit, a Reserve Fund for a Series may be funded over time through application of all or a portion of the excess cash flow from the Primary Assets for such Series, to the extent described in the related Prospectus Supplement. If applicable, the initial amount of the Reserve Fund and the Reserve Fund maintenance requirements for a Series of Securities will be described in the related Prospectus Supplement.

              Amounts withdrawn from any Reserve Fund will be applied by the applicable Trustee to make payments on the Securities of a Series, to pay expenses, to reimburse any Enhancer or for any other purpose, in the manner and to the extent specified in the related Prospectus Supplement.

              Amounts deposited into a Reserve Fund will be invested by the applicable Trustee in Eligible Investments maturing no later than the day specified in the related Prospectus Supplement.

         Minimum Principal Payment Agreement

              If stated in the Prospectus Supplement relating to a Series of Securities, the Depositor will enter into a Minimum Principal Payment Agreement with an entity meeting the criteria of the Rating Agencies pursuant to which such entity will provide certain payments on the Securities of such Series in the event that aggregate scheduled principal payments and/or prepayments on the Primary Assets for such Series are not sufficient to make certain payments on the Securities of such Series, as provided in the Prospectus Supplement.

         Deposit Agreement

              If specified in a Prospectus Supplement, the Depositor and the applicable Trustee for such Series of Securities will enter into a Deposit Agreement with the entity specified in such Prospectus Supplement on or before the sale of such Series of Securities. The purpose of a Deposit Agreement would be to accumulate available cash for investment so that such cash, together with income thereon, can be applied to future distributions on one or more Classes of Securities. The Prospectus Supplement for a Series of Securities pursuant to which a Deposit Agreement is used will contain a description of the terms of such Deposit Agreement.


                               SERVICING OF LOANS

         General

              Customary servicing functions with respect to Loans comprising the Primary Assets in the Trust Fund will be provided by the Servicer directly pursuant to the related Servicing Agreement or Pooling and Servicing Agreement, as the case may be, with respect to a Series of Securities. Collection Procedures; Escrow Accounts

              The Servicer will make reasonable efforts to collect all payments required to be made under the Loans and will, consistent with the terms of the related Agreement for a Series and any applicable Enhancement, follow such collection procedures as it follows with respect to comparable loans held in its own portfolio. Consistent with the above, the Servicer may, in its discretion, (i) waive any assumption fee, late payment charge, or other charge in connection with a Loan and (ii) to the extent provided in the related Agreement, arrange with an obligor a schedule for the liquidation of delinquencies by extending the Due Dates for Scheduled Payments on such Loan.

              If specified in the related Prospectus Supplement, the Servicer, to the extent permitted by law, will establish and maintain escrow or impound accounts (each, an "Escrow Account") with respect to Loans in which payments by obligors to pay taxes, assessments, mortgage and hazard Insurance Policy premiums, and other comparable items will be deposited. Loans may not require such payments under the loan related documents, in which case the Servicer would not be required to establish any Escrow Account with respect to such Loans. Withdrawals from the Escrow Accounts are to be made to effect timely payment of taxes, assessments and mortgage and hazard insurance, to refund to obligors amounts determined to be overages, to pay interest to obligors on balances in the Escrow Account to the extent required by law, to repair or otherwise protect the property securing the related Loan and to clear and terminate such Escrow Account. The Servicer will be responsible for the administration of the Escrow Accounts and generally will make advances to such accounts when a deficiency exists therein.

         Deposits to and Withdrawals from the Collection Account

              Unless otherwise specified in the related Prospectus Supplement, the Trustee or the Servicer will establish a separate account (the "Collection Account") in the name of the Trustee. Unless otherwise indicated in the related Prospectus Supplement, the Collection Account will be an account maintained (i) at a depository institution, the long-term unsecured debt obligations of which at the time of any deposit therein are rated by each Rating Agency rating the Securities of such Series at levels satisfactory to each Rating Agency or (ii) in an account or accounts the deposits in which are insured to the maximum extent available by the Federal Deposit Insurance Corporation or that are secured in a manner meeting requirements established by each Rating Agency.

              Unless otherwise specified in the related Prospectus Supplement, the funds held in the Collection Account may be invested in Eligible Investments. If so specified in the related Prospectus Supplement, the Servicer will be entitled to receive as additional compensation any interest or other income earned on funds in the Collection Account.

              Unless otherwise specified in the related Prospectus Supplement, the Servicer, the Depositor, the Trustee or the Seller, as appropriate, will deposit into the Collection Account for each Series on the Business Day following the Closing Date, any amounts representing Scheduled Payments due after the related Cut-off Date but received by the Servicer on or before the Closing Date, and thereafter, within two business days after the date of receipt thereof, the following payments and collections received or made by it (other than, unless otherwise provided in the related Prospectus Supplement, in respect of principal of and interest on the related Primary Assets due on or before such Cut-off Date):

                       (i) All payments in respect of principal, including pre-payments, on such Primary Assets;

                      (ii) All payments in respect of interest on such Primary Assets after deducting therefrom, at the discretion of the Servicer but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with the related Agreement, the Servicing Fee in respect of such Primary Assets;

                     (iii) All amounts received by the Servicer in connection with the liquidation of Primary Assets or property acquired in respect thereof, whether through foreclosure sale, repossession or otherwise, including payments in connection with such Primary Assets received from the obligor, other than amounts required to be paid or refunded to the obligor pursuant to the terms of the applicable loan documents or otherwise pursuant to law, net of related liquidation expenses ("Liquidation Proceeds"), exclusive of, in the discretion of the Servicer, but only to the extent of the amount permitted to be withdrawn from the Collection Account in accordance with the related Agreement, the Servicing Fee, if any, in respect of the related Primary Asset;

                      (iv) All proceeds under any title insurance, hazard Insurance Policy or other Insurance Policy covering any such Primary Asset, other than proceeds to be applied to the restoration or repair of the related Property or released to the obligor in accordance with the related Agreement;

                       (v)  All amounts required to be deposited  therein   from
                  any Reserve Fund for  such  Series   pursuant  to  the related
                  Agreement;

                      (vi) All Advances made by the Servicer required pursuant to the related Agreement; and

                     (vii) All repurchase prices of any such Primary Assets repurchased by the Depositor, the Servicer or the Seller pursuant to the related Agreement.

              Unless otherwise specified in the related Prospectus Supplement, the Servicer is permitted, from time to time, to make withdrawals from the Collection Account for each Series for the following purposes:

                       (i) to reimburse itself for Advances for such Series made by it pursuant to the related Agreement; provided, that the Servicer's right to reimburse itself is limited to amounts received on or in respect of particular Loans (including, for this purpose, Liquidation Proceeds and Insurance Proceeds) that represent late recoveries of Scheduled Payments with respect to which any such Advance was made;

                      (ii) to the extent provided in the related Agreement, to reimburse itself for any Advances for such Series that the Servicer determines in good faith it will be unable to recover from amounts representing late recoveries of Scheduled Payments respecting which such Advance was made or from Liquidation Proceeds or Insurance Proceeds;

                     (iii) to reimburse itself from Liquidation Proceeds for liquidation expenses and for amounts expended by it in good faith in connection with the restoration of damaged Property and, in the event deposited into the Collection Account and not previously withheld, and to the extent that Liquidation Proceeds after such reimbursement exceed the Principal Balance of the related Loan, together with accrued and unpaid interest thereon to the Due Date for such Loan next succeeding the date of its receipt of such Liquidation Proceeds, to pay to itself out of such excess the amount of any unpaid Servicing Fee and any assumption fees, late payment charges, or other charges on the related Loan;

                      (iv) in the event it has elected not to pay itself the Servicing Fee out of the interest component of any Scheduled Payment, late payment or other recovery with respect to a particular Loan prior to the deposit of such Scheduled Payment, late payment or recovery into the Collection Account, to pay to itself the Servicing Fee, as adjusted pursuant to the related Agreement, from any such Scheduled Payment, late payment or such other recovery, to the extent permitted by the related Agreement;

                       (v) to reimburse itself for expenses incurred by and recoverable by or reimbursable to it pursuant to the related Agreement;

                      (vi) to pay to the applicable person with respect to each Primary Asset or REO Property acquired in respect thereof that has been repurchased or removed from the Trust Fund by the Depositor, the Servicer or the Seller pursuant to the related Agreement, all amounts received thereon and not distributed as of the date on which the related repurchase price was determined;

                     (vii) to make payments to the applicable Trustee of such Series for deposit into the related Distribution Account, if any, or for remittance to the Holders of such Series in the amounts and in the manner provided for in the related Agreement; and

                    (viii) to clear and terminate the Collection Account pursuant to the related Agreement.

              In addition, if the Servicer deposits into the Collection Account for a Series any amount not required to be deposited therein, it may, at any time, withdraw such amount from such Collection Account.

         Advances and Limitations Thereon

              The related Prospectus Supplement will describe the circumstances, if any, under which the Servicer will make Advances with respect to delinquent payments on Loans. If specified in the related Prospectus Supplement, the Servicer will be obligated to make Advances, and such obligation may be limited in amount, or may not be activated until a certain portion of a specified Reserve Fund is depleted. Advances are intended to provide liquidity and, except to the extent specified in the related Prospectus Supplement, not to guarantee or insure against losses. Accordingly, any funds advanced are recoverable by the Servicer out of amounts received on particular Loans that represent late recoveries of principal or interest, Insurance Proceeds or Liquidation Proceeds respecting which any such Advance was made. If an Advance is made and subsequently determined to be nonrecoverable from late collections, Insurance Proceeds or Liquidation Proceeds from the related Loan, the Servicer may be entitled to reimbursement from other funds in the Collection Account or Distribution Account(s), as the case may be, or from a specified Reserve Fund, as applicable, to the extent specified in the related Prospectus Supplement.

         Maintenance of Insurance Policies and Other Servicing Procedures

              Standard Hazard Insurance; Flood Insurance. Except as otherwise specified in the related Prospectus Supplement, the Servicer will be required to maintain or to cause the obligor on each Loan to maintain a standard hazard Insurance Policy providing coverage of the standard form of fire insurance with extended coverage for certain other hazards as is customary in the state in which the related Property is located. The standard hazard Insurance Policies will provide for coverage at least equal to the applicable state standard form of fire Insurance Policy with extended coverage for property of the type securing the related Loans. In general, the standard form of fire and extended coverage policy will cover physical damage to or destruction of, the related Property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Because the standard hazard Insurance Policies relating to the Loans will be underwritten by different hazard insurers and will cover Properties located in various states, such policies will not contain identical terms and conditions. The basic terms, however, generally will be determined by state law and generally will be similar. Most such policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive. Uninsured risks not covered by a special hazard Insurance Policy or other form of Enhancement will adversely affect distributions to Holders. When a Property securing a Loan is located in a flood area identified by HUD pursuant to the Flood Disaster Protection Act of 1973, as amended, the Servicer will be required to cause flood insurance to be maintained with respect to such Property, to the extent available.

              The standard hazard Insurance Policies covering Properties securing Loans typically will contain a "coinsurance" clause, which in effect will require the insured at all times to carry hazard insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the Property, including any improvements on the Property, in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause will provide that the hazard insurer's liability in the event of partial loss will not exceed the greater of (i) the actual cash value (the replacement cost less physical depreciation) of the Property, including the improvements, if any, damaged or destroyed or (ii) such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such Property and improvements. Since the amount of hazard insurance to be maintained on the improvements securing the Loans declines as the Principal Balances owing thereon decrease, and since the value of the Properties will fluctuate over time, the effect of this requirement in the event of partial loss may be that hazard Insurance Proceeds will be insufficient to restore fully the damage to the affected Property.

              Unless otherwise specified in the related Prospectus Supplement, coverage will be in an amount at least equal to the greater of (i) the amount necessary to avoid the enforcement of any co-insurance clause contained in the policy or (ii) the outstanding Principal Balance of the related Loan. Unless otherwise specified in the related Prospectus Supplement, the Servicer will also maintain on REO Property that secured a defaulted Loan and that has been acquired upon foreclosure, deed in lieu of foreclosure or repossession, a standard hazard Insurance Policy in an amount that is at least equal to the maximum insurable value of such REO Property. No earthquake or other additional insurance will be required of any obligor or will be maintained on REO Property acquired in respect of a defaulted Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance.

              Any amounts collected by the Servicer under any such Insurance Policies (other than amounts to be applied to the restoration or repair of the Property, released to the obligor in accordance with normal servicing procedures or used to reimburse the Servicer for amounts to which it is entitled to reimbursement) will be deposited into the Collection Account. In the event that the Servicer obtains and maintains a blanket policy insuring against hazard losses on all of the Loans, written by an insurer then acceptable to each Rating Agency that assigns a rating to such Series, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard Insurance Policy for each Loan or related REO Property. This blanket policy may contain a deductible clause, in which case the Servicer will be required, in the event that there has been a loss that would have been covered by such policy absent such deductible clause, to deposit into the Collection Account the amount not otherwise payable under the blanket policy because of the application of such deductible clause.

         Realization Upon Defaulted Loans

              The Servicer will use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of the Properties securing the related Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer will follow such practices and procedures as it deems necessary or advisable and as are normal and usual in its servicing activities with respect to comparable loans serviced by it. However, the Servicer will not be required to expend its own funds in connection with any foreclosure or towards the restoration of the Property unless it determines that (i) such restoration or foreclosure will increase the Liquidation Proceeds in respect of the related Loan available to the Holders after reimbursement to itself for such expenses and (ii) such expenses will be recoverable by it either through Liquidation Proceeds or Insurance Proceeds. Notwithstanding anything to the contrary herein, in the case of a Trust Fund for which a REMIC election has been made, the Servicer will be required to liquidate any Property acquired through foreclosure within two years after the acquisition of the beneficial ownership of such Property. While the holder of a Property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the Trust Fund, if applicable, will have no ability to do so and neither the Servicer nor the Depositor will be required to do so.

              The Servicer may arrange with the obligor on a defaulted Loan a change in the terms of such Loan (a "Modification") to the extent provided in the related Prospectus Supplement. Such Modifications may only be entered into if they meet the underwriting policies and procedures employed by the Servicer in servicing receivables for its own account and meet the other conditions set forth in the related Prospectus Supplement.

         Enforcement of Due-On-Sale Clauses

              Unless otherwise specified in the related Prospectus Supplement for a Series, when any Property is about to be conveyed by the obligor, the Servicer will, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise its rights to accelerate the maturity of the related Loan under the applicable "due-on-sale" clause, if any, unless it reasonably believes that such clause is not enforceable under applicable law or if the enforcement of such clause would result in loss of coverage under any primary mortgage Insurance Policy. In such event, the Servicer is authorized to accept from or enter into an assumption agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Loan and pursuant to which the original obligor is released from liability and such person is substituted as the obligor and becomes liable under the Loan. Any fee collected in connection with an assumption will be retained by the Servicer as additional servicing compensation. The terms of a Loan may not be changed in connection with an assumption.

         Servicing Compensation and Payment of Expenses

              Except as otherwise provided in the related Prospectus Supplement, the Servicer will be entitled to a periodic fee as servicing compensation (the "Servicing Fee") in an amount to be determined as specified in the related Prospectus Supplement. The Servicing Fee may be fixed or variable, as specified in the related Prospectus Supplement. In addition, unless otherwise specified in the related Prospectus Supplement, the Servicer will be entitled to servicing compensation in the form of assumption fees, late payment charges and similar items, or excess proceeds following disposition of Property in connection with defaulted Loans.

              Unless otherwise specified in the related Prospectus Supplement, the Servicer will pay certain expenses incurred in connection with the servicing of the Loans, including, without limitation, the payment of the fees and expenses of each applicable Trustee and independent accountants, payment of Security Policy and Insurance Policy premiums, if applicable, and the cost of credit support, if any, and payment of expenses incurred in preparation of reports to Holders.

              When an obligor makes a principal prepayment in full between Due Dates on the related Loan, the obligor will generally be required to pay interest on the amount prepaid only to the date of prepayment. If and to the extent provided in the related Prospectus Supplement, in order that one or more Classes of the Holders of a Series will not be adversely affected by any resulting shortfall in interest, the amount of the Servicing Fee may be reduced to the extent necessary to include in the Servicer's remittance to the applicable Trustee for deposit into the related Distribution Account an amount equal to one month's interest on the related Loan (less the Servicing Fee). If the aggregate amount of such shortfalls in a month exceeds the Servicing Fee for such month, a shortfall to Holders may occur.

              Unless otherwise specified in the related Prospectus Supplement, the Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with the liquidation of defaulted Loans. The related Holders will suffer no loss by reason of such expenses to the extent expenses are covered under related Insurance Policies or from excess Liquidation Proceeds. If claims are either not made or paid under the applicable Insurance Policies or if coverage thereunder has been exhausted, the related Holders will suffer a loss to the extent that Liquidation Proceeds, after reimbursement of the Servicer's expenses, are less than the Principal Balance of and unpaid interest on the related Loan that would be distributable to Holders. In addition, the Servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted Loan, such right of reimbursement being prior to the rights of the Holders to receive any related Insurance Proceeds, Liquidation Proceeds or amounts derived from other Enhancement. The Servicer is generally also entitled to reimbursement from the Collection Account for Advances.

              Unless otherwise specified in the related Prospectus Supplement, the rights of the Servicer to receive funds from the Collection Account for a Series, whether as the Servicing Fee or other compensation, or for the reimbursement of Advances, expenses or otherwise, are not subordinate to the rights of Holders of such Series.

         Evidence as to Compliance

              If so specified in the related Prospectus Supplement, the applicable Agreement for each Series will provide that each year, a firm of independent public accountants will furnish a statement to the applicable Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the Loans by the Servicer and that, on the basis of such examination, such firm is of the opinion that the servicing has been conducted in compliance with such Agreement, except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

              If so specified in the related Prospectus Supplement, the applicable Agreement for each Series will also provide for delivery to the applicable Trustee for such Series of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled its obligations under such Agreement throughout the preceding calendar year.

         Certain Matters Regarding the Servicer

              The Servicer for each Series will be identified in the related Prospectus Supplement. The Servicer may be an affiliate of the Depositor and may have other business relationships with the Depositor and its affiliates.

              If an Event of Default occurs under either a Servicing Agreement or a Pooling and Servicing Agreement, the Servicer may be replaced by the Trustee or a successor Servicer. Unless otherwise specified in the related Prospectus Supplement, such Events of Default and the rights of a Trustee upon such a default under the Agreement for the related Series will be substantially similar to those described under "The Agreements--Events of Default; Rights Upon Events of Default--Pooling and Servicing Agreement; Servicing Agreement" herein.

              Unless otherwise specified in the related Prospectus Supplement, the Servicer does not have the right to assign its rights and delegate its duties and obligations under the related Agreement for each Series unless the successor Servicer accepting such assignment or delegation
         (i) services similar loans in the ordinary course of its business, (ii) is reasonably satisfactory to the Trustee for the related Series, (iii) has a net worth of not less than the amount specified in the related Prospectus Supplement, (iv) would not cause any Rating Agency's rating of the Securities for such Series in effect immediately prior to such assignment, sale or transfer to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and (v) executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, that contains an assumption by such
         Servicer of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under the related Agreement from and after the date of such agreement. No such assignment will become effective until the Trustee or a successor Servicer has assumed the servicer's obligations and duties under the related Agreement. To the extent that the Servicer transfers its obligations to a wholly-owned subsidiary or affiliate, such subsidiary or affiliate need not satisfy the criteria set forth above; however, in such instance, the assigning Servicer will remain liable for the servicing obligations under the related Agreement. Any entity into which the Servicer is merged or consolidated or any successor corporation resulting from any merger, conversion or consolidation will succeed to the Servicer's obligations under the related Agreement;
         provided, that such successor or surviving entity meets the requirements for a successor Servicer set forth above.

              Except to the extent otherwise provided therein, each Agreement will provide that neither the Servicer, nor any director, officer, employee or agent of the Servicer, will be under any liability to the related Trust Fund, the Depositor or the Holders for any action taken or for failing to take any action in good faith pursuant to the related Agreement, or for errors in judgment; provided, however, that neither the Servicer nor any such person will be protected against any breach of warranty or representations made under such Agreement or the failure to perform its obligations in compliance with any standard of care set forth in such Agreement, or liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties thereunder. Each Agreement will further provide that the Servicer and any director, officer, employee or agent of the Servicer is entitled to indemnification from the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the related Agreement will provide that the Servicer is not under any obligation to appear in, prosecute or defend any legal action that is not incidental to its servicing responsibilities under such Agreement that, in its opinion, may involve it in any expense or liability. The Servicer may, in its discretion, undertake any such action that it may deem necessary or desirable with respect to the related Agreement and the rights and duties of the parties thereto and the interests of the Holders thereunder. In such event the legal expenses and costs of such action and any liability resulting therefrom may be expenses, costs, and liabilities of the Trust Fund and the Servicer may be entitled to be reimbursed therefor out of the Collection Account.


                                 THE AGREEMENTS

              The following summaries describe certain provisions of the Agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Agreements. Where particular provisions or terms used in the Agreements are referred to, such provisions or terms are as specified in the related Agreements.

         Assignment of Primary Assets

              General. At the time of issuance of the Securities of a Series, the Depositor will transfer, convey and assign to the Trust Fund all right, title and interest of the Depositor in the Primary Assets and other property to be transferred to the Trust Fund for a Series. Such assignment will include all principal and interest due on or with respect to the Primary Assets after the Cut-off Date specified in the related Prospectus Supplement (except for any Retained Interests). The Trustee will, concurrently with such assignment, execute and deliver the Securities.

              Assignment of Contracts. Unless otherwise specified in the related Prospectus Supplement, the Depositor will, as to each Loan, deliver or cause to be delivered to the Trustee, or, as specified in the related Prospectus Supplement, a custodian on behalf of the Trustee (the "Custodian"), the Mortgage Note endorsed without recourse to the order of the Trustee or in blank, the original Mortgage with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office, in which case a copy of such Mortgage will be delivered, together with a certificate that the original of such Mortgage was delivered to such recording office) and an assignment of the Mortgage in recordable form. The Trustee, or, if so specified in the related Prospectus Supplement, the Custodian, will hold such documents in trust for the benefit of the Holders.

              Unless otherwise specified in the related Prospectus Supplement, the Depositor will as to each Home Improvement Contract deliver or cause to be delivered to the Trustee (or the Custodian) the original Home Improvement Contract and copies of documents and instruments related to each Home Improvement Contract and, other than in the case of unsecured Home Improvement Contracts, the security interest in the property securing such Home Improvement Contract. In order to give notice of the right, title and interest of Holders to the Home Improvement Contracts, the Depositor will cause a UCC-1 financing statement to be executed by the Depositor or the Seller identifying the Trustee as the secured party and identifying all Home Improvement Contracts as collateral. Unless otherwise specified in the related Prospectus Supplement, the Home Improvement Contracts will not be stamped or otherwise marked to reflect their assignment to the Trust. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the Home Improvement Contracts without notice of such assignment, the interest of Holders in the Home Improvement Contracts could be defeated. See "Certain Legal Aspects of the Loans--The Home Improvement Contracts."

              With respect to Loans secured by Mortgages, if so specified in the related Prospectus Supplement, the Depositor will, at the time of issuance of the Securities, cause assignments to the Trustee of the Mortgages relating to the Loans for a Series to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in the related Loans. If specified in the related Prospectus Supplement, the Depositor will cause such assignments to be so recorded within the time after issuance of the Securities as is specified in the related Prospectus Supplement, in which event, the Agreement may, as specified in the related Prospectus Supplement, require the Depositor to repurchase from the Trustee any Loan the related Mortgage of which is not recorded within such time, at the price described below with respect to repurchases by reason of defective documentation. Unless otherwise provided in the related Prospectus Supplement, the enforcement of the repurchase obligation would constitute the sole remedy available to the Holders or the Trustee for the failure of a Mortgage to be recorded.

              Each Loan will be identified in a schedule appearing as an exhibit to the related Agreement (the "Loan Schedule"). Such Loan Schedule will specify with respect to each Loan: the original principal amount and unpaid Principal Balance as of the Cut-off Date; the current Loan Rate; the current Scheduled Payment of principal and interest; the maturity date, if any, of the related Mortgage Note; if the Loan is an adjustable rate Loan, the Lifetime Rate Cap, if any, and the current index.

              Assignment of Private Securities. The Depositor will cause Private Securities to be registered in the name of the PS Trustee (or its nominee or correspondent). The PS Trustee (or its nominee or correspondent) will have possession of any certificated Private Securities. Unless otherwise specified in the related Prospectus Supplement, the PS Trustee will not be in possession of or be assignee of record of any underlying assets for a Private Security. See "The Trust Funds--Private Securities" herein. Each Private Security will be identified in a schedule appearing as an exhibit to the related Agreement (the "Certificate Schedule"), which will specify the original principal amount, Principal Balance as of the Cut-off Date, annual pass-through rate or interest rate and maturity date for each Private Security conveyed to the Trust Fund. In the Agreement, the Depositor will represent and warrant to the PS Trustee regarding the Private
         Securities:  (i)  that the  information  contained  in the  Certificate
         Schedule is true and correct in all material respects; (ii) that, immediately prior to the conveyance of the Private Securities, the Depositor had good title thereto, and was the sole owner thereof (subject to any Retained Interest); (iii) that there has been no other sale by it of such Private Securities; and (iv) that there is no existing lien, charge, security interest or other encumbrance (other than any Retained Interest) on such Private Securities.

              Repurchase and Substitution of Non-Conforming Primary Assets. Unless otherwise provided in the related Prospectus Supplement, if any document in the file relating to the Primary Assets delivered by the Depositor to the Trustee (or Custodian) is found by the Trustee within 90 days of the execution of the related Agreement (or promptly after the Trustee's receipt of any document permitted to be delivered after the Closing Date) to be defective in any material respect and the Depositor or Seller does not cure such defect within 90 days, or within such other period specified in the related Prospectus Supplement, the Depositor or Seller will, not later than 90 days or within such other period specified in the related Prospectus Supplement, after the Trustee's notice to the Depositor or the Seller, as the case may be, of the defect, repurchase the related Primary Asset or any property acquired in respect thereof from the Trustee at a price equal to, unless otherwise specified in the related Prospectus Supplement, (a) the lesser of (i) the Principal Balance of such Primary Asset and (ii) the Trust Fund's federal income tax basis in the Primary Asset and (b) accrued and unpaid interest to the date of the next scheduled payment on such Primary Asset at the rate set forth in the related Agreement, provided, however, the purchase price shall not be limited in (i) above to the Trust Fund's federal income tax basis if the repurchase at a price equal to the Principal Balance of such Primary Asset will not result in any prohibited transaction tax under Section 860F(a) of the Code.

              If provided in the related Prospectus Supplement, the Depositor or Seller, as the case may be, may, rather than repurchase the Primary Asset as described above, remove such Primary Asset from the Trust Fund (the "Deleted Primary Asset") and substitute in its place one or more other Primary Assets (each, a "Qualifying Substitute Primary Asset"); provided, however, that (i) with respect to a Trust Fund for which no REMIC election is made, such substitution must be effected within 120 days of the date of initial issuance of the Securities and (ii) with respect to a Trust Fund for which a REMIC election is made, after a specified time period, the Trustee must have received a satisfactory opinion of counsel that such substitution will not cause the Trust Fund to lose its status as a REMIC or otherwise subject the Trust Fund to a prohibited transaction tax.

              Unless otherwise specified in the related Prospectus Supplement, any Qualifying Substitute Primary Asset will have, on the date of substitution, (i) a Principal Balance, after deduction of all Scheduled Payments due in the month of substitution, not in excess of the Principal Balance of the Deleted Primary Asset (the amount of any shortfall to be deposited to the Collection Account in the month of substitution for distribution to Holders), (ii) an interest rate not less than (and not more than 2% greater than) the interest rate of the Deleted Primary Asset, (iii) a remaining term-to-stated maturity not greater than (and not more than two years less than) that of the Deleted Primary Asset, and will comply with all of the representations and warranties set forth in the applicable Agreement as of the date of substitution.

              Unless otherwise  provided in the related  Prospectus  Supplement, the above-described cure, repurchase or substitution obligations constitute the sole remedies available to the Holders or the Trustee for a material defect in a document for a Primary Asset.

              The Depositor or another entity will make representations and warranties with respect to Primary Assets for a Series. If the Depositor or such entity cannot cure a breach of any such representations and warranties in all material respects within the time period specified in the related Prospectus Supplement after notification by the Trustee of such breach, and if such breach is of a nature that materially and adversely affects the value of such Primary Asset, the Depositor or such entity will be obligated to repurchase the affected Primary Asset or, if provided in the related Prospectus Supplement, provide a Qualifying Substitute Primary Asset therefor, subject to the same conditions and limitations on purchases and substitutions as described above.

              The Depositor's only source of funds to effect any cure, repurchase or substitution will be through the enforcement of the corresponding obligations, if any, of the responsible originator or seller of such Primary Assets. See "Special Considerations--Limited Assets."

              No Holder of Securities of a Series, solely by virtue of such Holder's status as a Holder, will have any right under the applicable Agreement for such Series to institute any proceeding with respect to such Agreement, unless such Holder previously has given to the applicable Trustee for such Series written notice of default and unless the Holders of Securities evidencing not less than 51% of the aggregate voting rights of the Securities for such Series have made written request upon the applicable Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to such Trustee reasonable indemnity, and such Trustee for 60 days has neglected or refused to institute any such proceeding.

         Reports to Holders

              The applicable Trustee or other entity specified in the related Prospectus Supplement will prepare and forward to each Holder on each Distribution Date, or as soon thereafter as is practicable, a statement setting forth, to the extent applicable to any Series, among other things:

                      (i) the amount of principal  distributed to Holders of the related Securities and the outstanding principal balance of such Securities following such distribution;

                      (ii) the amount of interest  distributed to Holders of the
                  related   Securities   and  the   current   interest  on  such
                  Securities;

                      (iii) the amount of (a) any overdue accrued interest included in such distribution, (b) any remaining overdue accrued interest with respect to such Securities or (c) any current shortfall in amounts to be distributed as accrued interest to Holders of such Securities;

                      (iv) the amount of (a) any overdue  payments of  scheduled principal included in such distribution, (b) any remaining overdue principal amounts with respect to such Securities, (c) any current shortfall in receipt of scheduled principal payments on the related Primary Assets or (d) any realized losses or Liquidation Proceeds to be allocated as reductions in the outstanding principal balances of such Securities;

                      (v) the amount received under any related Enhancement, and the remaining amount available under such Enhancement;

                      (vi) the  amount  of any  delinquencies  with  respect  to payments on the related Primary Assets;

                      (vii) the book value of any REO  Property  acquired by the related Trust Fund; and

                      (viii) such other  information as specified in the related
                  Agreement.

              In addition, within a reasonable period of time after the end of each calendar year, the applicable Trustee, unless otherwise specified in the related Prospectus Supplement, will furnish to each Holder of record at any time during such calendar year (a) the aggregate of amounts reported pursuant to (i), (ii) and (iv)(d) above for such calendar year and (b) such information specified in the related Agreement to enable Holders to prepare their tax returns including, without limitation, the amount of original issue discount accrued on the Securities, if applicable. Information in the Distribution Date and annual statements provided to the Holders will not have been examined and reported upon by an independent public accountant. However, the Servicer will provide to each applicable Trustee a report by independent public accountants with respect to the Servicer's servicing of the Loans. See "Servicing of Loans--Evidence as to Compliance" herein.

              If so specified in the Prospectus Supplement for a Series of Securities, such Series or one or more Classes of such Series will be issued in book-entry form. In such event, owners of beneficial interests in such Securities will not be considered Holders and will not receive such reports directly from the applicable Trustee. The applicable Trustee will forward such reports only to the entity or its nominee that is the registered holder of the global certificate that evidences such book-entry securities. Beneficial owners will receive such reports from the participants and indirect participants of the applicable book-entry system in accordance with the policies and procedures of such entities.

         Events of Default; Rights Upon Event of Default

              Pooling and Servicing Agreement; Servicing Agreement. Unless otherwise specified in the related Prospectus Supplement, Events of Default under the Pooling and Servicing Agreement for each Series of Certificates relating to Loans include (i) any failure by the Servicer to deposit amounts in the Collection Account and Distribution Account(s) to enable the applicable Trustee to distribute to Holders of such Series any required payment, which failure continues unremedied for the number of days specified in the related Prospectus Supplement after the giving of written notice of such failure to the Servicer by the applicable Trustee for such Series, or to the Servicer and such Trustee by the Holders of such Series evidencing not less than 25% of the aggregate voting rights of the Securities for such Series, (ii) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the applicable Agreement that continues unremedied for the number of days specified in the related Prospectus Supplement after the giving of written notice of such failure to the Servicer by the applicable Trustee, or to the Servicer and such Trustee by the Holders of such Series evidencing not less than 25% of the aggregate voting rights of the Securities for such Series, and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by the Servicer indicating its insolvency, reorganization or inability to pay its obligations.

              So long as an Event of Default remains unremedied under the applicable Agreement for a Series of Securities relating to the servicing of Loans, unless otherwise specified in the related Prospectus Supplement, the Trustee for such Series or Holders of Securities of such Series evidencing not less than 51% of the aggregate voting rights of the Securities for such Series may terminate all of the rights and obligations of the Servicer as servicer under the applicable Agreement (other than its right to recovery of other expenses and amounts advanced pursuant to the terms of such Agreement, which rights the Servicer will retain under all circumstances), whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Agreement and will be entitled to reasonable servicing compensation not to exceed the applicable servicing fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in such Agreement.

              In the event that the Trustee is unwilling or unable so to act, it may select, or petition a court of competent jurisdiction to appoint, a finance institution, bank or loan servicing institution with a net worth specified in the related Prospectus Supplement to act as successor Servicer under the provisions of the applicable Agreement. The successor Servicer would be entitled to reasonable servicing compensation in an amount not to exceed the Servicing Fee as set forth in the related Prospectus Supplement, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise, as provided in such Agreement.

              During the continuance of any Event of Default of a Servicer under an Agreement for a Series of Securities, the applicable Trustee for such Series will have the right to take action to enforce its rights and remedies and to protect and enforce the rights and remedies of the Holders of such Series, and, unless otherwise specified in the related Prospectus Supplement, Holders of Securities evidencing not less than 51% of the aggregate voting rights of the Securities for such Series may direct the time, method and place of conducting any proceeding for any remedy available to the applicable Trustee or exercising any trust or power conferred upon such Trustee. However, the applicable Trustee will not be under any obligation to pursue any such remedy or to exercise any of such trusts or powers unless such Holders have offered such Trustee reasonable security or indemnity against the cost, expenses and liabilities that may be incurred by such Trustee therein or thereby. The applicable Trustee may decline to follow any such direction if such Trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the non-assenting Holders.

              Indenture. Unless otherwise specified in the related Prospectus Supplement, Events of Default under the Indenture for each Series of Notes include: (i) a default for thirty (30) days or more in the payment of any principal of or interest on any Note of such Series;
         (ii) failure to perform any other covenant of the Depositor or the Trust Fund in the Indenture that continues for a period of sixty (60) days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iii) any representation or warranty made by the Depositor or the Trust Fund in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting such Series having been incorrect in a material respect as of the time made, and such breach is not cured within sixty (60) days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iv) certain events of bankruptcy, insolvency, receivership or liquidation of the Depositor or the Trust Fund; or (v) any other Event of Default provided with respect to Notes of that Series.

              If an Event of Default with respect to the Notes of any Series at the time outstanding occurs and is continuing, either the Indenture Trustee or the Holders of a majority of the then-aggregate outstanding amount of the Notes of such Series may declare the principal amount (or, if the Notes of that Series are Zero Coupon Securities, such portion of the principal amount as may be specified in the terms of that Series, as provided in the related Prospectus Supplement) of all the Notes of such Series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the Holders of a majority in aggregate outstanding amount of the Notes of such Series.

              If, following an Event of Default with respect to any Series of Notes, the Notes of such Series have been declared to be due and payable, the Indenture Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such Series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such Series as they would have become due if there had not been such a declaration. In addition, the Indenture Trustee may not sell or otherwise liquidate the collateral securing the Notes of a Series following an Event of Default other than a default in the payment of any principal of or interest on any Note of such Series for thirty (30) days or more, unless (a) the Holders of 100% of the then-aggregate outstanding amount of the Notes of such Series consent to such sale,
         (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest due and unpaid on the outstanding Notes of such Series at the date of such sale or (c) the Indenture Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of 66 2/3% of the then-aggregate outstanding amount of the Notes of such Series.

              In the event that the Indenture Trustee liquidates the collateral in connection with an Event of Default involving a default for thirty
         (30) days or more in the payment of principal of or interest on the Notes of a Series, the Indenture provides that the Indenture Trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an Event of Default, the amount available for distribution to the Noteholders may be less than would otherwise be the case. However, the Indenture Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the Noteholders after the occurrence of such an Event of Default.

              Unless otherwise specified in the related Prospectus Supplement, in the event the principal of the Notes of a Series is declared due and payable, as described above, the Holders of any such Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount that is unamortized.

              Subject to the provisions of the Indenture relating to the duties of the Indenture Trustee, in case an Event of Default shall occur and be continuing with respect to a Series of Notes, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Holders of Notes of such Series, unless such Holders offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the Holders of a majority of the then-aggregate outstanding amount of the Notes of such Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes of such Series, and the Holders of a majority of the then-aggregate outstanding amount of the Notes of such Series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the Holders of the outstanding Notes of such Series affected thereby.

         The Trustees

              The identity of the commercial bank, savings and loan association or trust company named as the Trustee or Indenture Trustee, as the case may be, for each Series of Securities will be set forth in the related Prospectus Supplement. Entities serving as Trustee may have normal banking relationships with the Depositor or the Servicer. In addition, for the purpose of meeting the legal requirements of certain local jurisdictions, each Trustee will have the power to appoint co-trustees or separate trustees. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the applicable Trustee by the Agreement relating to such Series will be conferred or imposed upon such Trustee and each such separate trustee or co-trustee jointly, or, in any jurisdiction in which such Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who will exercise and perform such rights, powers, duties and obligations solely at the direction of the applicable Trustee. The applicable Trustee may also appoint agents to perform any of the responsibilities of such Trustee, which agents will have any or all of the rights, powers, duties and obligations of such Trustee conferred on them by such appointment; provided, that the applicable Trustee will continue to be responsible for its duties and obligations under the Agreement.

         Duties of Trustees

              No Trustee will make any representations as to the validity or sufficiency of the related Agreement, the Securities or of any Primary Asset or related documents. If no Event of Default (as defined in the related Agreement) has occurred, the applicable Trustee will be required to perform only those duties specifically required of it under such Agreement. Upon receipt of the various certificates, statements, reports or other instruments required to be furnished to it, the applicable Trustee will be required to examine them to determine whether they are in the form required by the related Agreement. However, such Trustee will not be responsible for the accuracy or content of any such documents furnished to it by the Holders or the Servicer under the related Agreement.

              Each Trustee may be held liable for its own negligent action or failure to act, or for its own misconduct; provided, however, that no Trustee will be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the related Holders in an Event of Default. No Trustee will be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the related Agreement, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         Resignation of Trustees

              Each Trustee may, upon written notice to the Depositor, resign at any time, in which event the Depositor will be obligated to use its best efforts to appoint a successor Trustee. If no successor Trustee has been appointed and has accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for appointment of a successor Trustee. Each Trustee may also be removed at any time (i) if such Trustee ceases to be eligible to continue as such under the related Agreement, (ii) if such Trustee becomes insolvent or (iii) by the Holders of Securities evidencing over 50% of the aggregate voting rights of the Securities in the Trust Fund upon written notice to the applicable Trustee and to the Depositor. Any resignation or removal of a Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

         Amendment of Agreement

              Unless otherwise specified in the Prospectus Supplement, the Agreement for each Series of Securities may be amended by the Depositor, the Servicer (with respect to a Series relating to Loans), and the applicable Trustee with respect to such Series, without notice to or consent of the Holders (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provision therein, (iii) to add to the duties of the Depositor, the applicable Trustee or the Servicer, (iv) to add any other provisions with respect to matters or questions arising under such Agreement or related Enhancement, (v) to add or amend any provisions of such Agreement as required by a Rating Agency in order to maintain or improve the rating of the Securities (it being understood that none of the Depositor, the Seller, the Servicer or any Trustee is obligated to maintain or improve such rating), or (vi) to comply with any requirements imposed by the Code; provided, that any such amendment except pursuant to clause (vi) above will not adversely affect in any material respect the interests of any Holders of such Series, as evidenced by an opinion of counsel delivered to the applicable Trustee. Any such amendment except pursuant to clause (vi) above shall be deemed not to adversely affect in any material respect the interests of any Holder if the applicable Trustee receives written confirmation from each Rating Agency rating such Securities that such amendment will not cause such Rating Agency to reduce the then-current rating thereof. Unless otherwise specified in the Prospectus Supplement, each Agreement for each Series may also be amended by the applicable Trustee, the Servicer, if applicable, and the Depositor with respect to such Series with the consent of the Holders possessing not less than 66 2/3% of the aggregate outstanding principal amount of the Securities of such Series or, if only certain Classes of such Series are affected by such amendment, 66 2/3% of the aggregate outstanding principal amount of the Securities of each Class of such Series affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Agreement or modifying in any manner the rights of Holders of such Series; provided, however, that no such amendment may
         (a) reduce the amount or delay the timing of payments on any Security without the consent of the Holder of such Security; or (b) reduce the aforesaid percentage of the aggregate outstanding principal amount of Securities of each Class, the Holders of which are required to consent to any such amendment, without the consent of the Holders of 100% of the aggregate outstanding principal amount of each Class of Securities affected thereby.

         Voting Rights

              The related Prospectus Supplement will set forth the method of determining allocation of voting rights with respect to a Series.

         List of Holders

              Upon written request of three or more Holders of record of a Series for purposes of communicating with other Holders with respect to their rights under the Agreement, which request is accompanied by a copy of the communication such Holders propose to transmit, the applicable Trustee will afford such Holders access during business hours to the most recent list of Holders of that Series held by such Trustee.

              No Agreement will provide for the holding of any annual or other meeting of Holders.

         Book-Entry Securities

              If specified in the Prospectus Supplement for a Series of Securities, such Series or one or more Classes of such Series may be issued in book-entry form. In such event, beneficial owners of such Securities will not be considered "Holders" under the Agreements and may exercise the rights of Holders only indirectly through the participants in the applicable book-entry system.

         REMIC Administrator

              For any Series with respect to which a REMIC election is made, preparation of certain reports and certain other administrative duties with respect to the Trust Fund may be performed by a REMIC administrator, who may be an affiliate of the Depositor.

         Termination

              Pooling and Servicing Agreement; Trust Agreement. The obligations created by the Pooling and Servicing Agreement or Trust Agreement for a Series will terminate upon the distribution to Holders of all amounts distributable to them pursuant to such Agreement under the circumstances described in the related Prospectus Supplement. See "Description of the Securities--Optional Redemption, Purchase or Termination" herein.

              Indenture. The Indenture will be discharged with respect to a Series of Notes (except with respect to certain continuing rights specified in the Indenture) upon the delivery to the Indenture Trustee for cancellation of all the Notes of such Series or, with certain limitations, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all of the Notes of such Series.

              In addition to such discharge with certain limitations, the Indenture will provide that, if so specified with respect to the Notes of any Series, the related Trust Fund will be discharged from any and all obligations in respect of the Notes of such Series (except for certain obligations relating to temporary Notes and exchange of Notes, to register the transfer of or exchange Notes of such Series, to replace stolen, lost or mutilated Notes of such Series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the Indenture Trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of such Series on the Final Scheduled Distribution Date for such Notes and any installment of interest on such Notes in accordance with the terms of the Indenture and the Notes of such Series. In the event of any such defeasance and discharge of Notes of such Series, Holders of Notes of such Series would be able to look only to such money and/or direct obligations for payment of principal of and interest on, if any, their Notes until maturity.


                       CERTAIN LEGAL ASPECTS OF THE LOANS

              The following discussion contains summaries of certain legal aspects of mortgage loans, home improvement installment sales contracts and home improvement installment loan agreements that are general in nature. Because certain of such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor reflect the laws of any particular state, nor encompass the laws of all states in which the properties securing the Loans are situated.

         Mortgages

              The Loans for a Series will, and certain Home Improvement Contracts for a Series may, be secured by either mortgages or deeds of trust or deeds to secure debt (such Mortgage Loans and Home Improvement Contracts are hereinafter referred to in this section as "mortgage loans"), depending upon the prevailing practice in the state in which the property subject to a mortgage loan is located. The filing of a mortgage, deed of trust or deed to secure debt creates a lien or title interest upon the real property covered by such instrument and represents the security for the repayment of an obligation that is customarily evidenced by a promissory note. It is not prior to the lien for real estate taxes and assessments or other charges imposed under governmental police powers and may also be subject to other liens pursuant to the laws of the jurisdiction in which the Mortgaged Property is located. Priority with respect to such instruments depends on their terms, the knowledge of the parties to the mortgage and generally on the order of recording with the applicable state, county or municipal office. There are two parties to a mortgage, the mortgagor, who is the borrower/property owner or the land trustee (as described below), and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower/property owner is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. A deed of trust transaction normally has three parties: the trustor, who is the borrower/property owner; the beneficiary, who is the lender; and the trustee, a third-party grantee. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The mortgagee's authority under a mortgage and the trustee's authority under a deed of trust are governed by the law of the state in which the real property is located, the express provisions of the mortgage or deed of trust, and, in some cases, in deed of trust transactions, the directions of the beneficiary.

         Foreclosure on Mortgages

              Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by nonjudicial power of sale.

              Foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee in some states must provide notice to any other individual having an interest in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property. The trustor, borrower, or any person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property, recorded and sent to all parties having an interest in the real property.

              An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court's equitable powers. Generally, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct such as to warrant a court of equity to refuse affirmative relief to the mortgagee. Under certain circumstances a court of equity may relieve the mortgagor from an entirely technical default where such default was not willful.

              A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring up to several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the mortgagor was insolvent and within one year (or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law) of the filing of bankruptcy. Similarly, a suit against the debtor on the related mortgage note may take several years and, generally, is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time.

              In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty potential third party purchasers at the sale have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for an amount that may be equal to the unpaid principal amount of the mortgage note secured by the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where such a judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty Insurance Proceeds.

         Environmental Risks

              Federal, state and local laws and regulations impose a wide range of requirements on activities that may affect the environment, health and safety. These include laws and regulations governing air pollutant emissions, hazardous and toxic substances, impacts to wetlands, leaks from underground storage tanks and the management, removal and disposal of lead- and asbestos-containing materials. In certain circumstances, these laws and regulations impose obligations on the owners or operators of residential properties such as those subject to the Loans. The failure to comply with such laws and regulations may result in fines and penalties.

              Moreover, under various federal, state and local laws and regulations, an owner or operator of real estate may be liable for the costs of addressing hazardous substances on, in or beneath such property and related costs. Such liability may be imposed without regard to whether the owner or operator knew of, or was responsible for, the presence of such substances, and could exceed the value of the property and the aggregate assets of the owner or operator. In addition, persons who transport or dispose of hazardous substances, or arrange for the transportation, disposal or treatment of hazardous substances, at off-site locations may also be held liable if there are releases or threatened releases of hazardous substances at such off-site locations.

              In addition, under the laws of some states and under the Federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), contamination of property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage against such property. Under CERCLA, such a lien is subordinate to pre-existing, perfected security interests.

              Under the laws of some states, and under CERCLA, there is a possibility that a lender may be held liable as an "owner or operator" for costs of addressing releases or threatened releases of hazardous substances at a property, regardless of whether or not the environmental damage or threat was caused by a current or prior owner or operator. CERCLA and some state laws provide an exemption from the definition of "owner or operator" for a secured creditor who, without "participating in the management" of a facility, holds indicia of ownership primarily to protect its security interest in the facility. The Solid Waste Disposal Act (the "SWDA") provides similar protection to secured creditors in connection with liability for releases of petroleum from certain underground storage tanks. However, if a lender "participates in the management" of the facility in question or is found not to have held its interest primarily to protect a security interest, the lender may forfeit its secured creditor exemption status.

              A regulation promulgated by the U.S. Environmental Protection Agency (the "EPA") in April 1992 attempted to clarify the activities in which lenders could engage both prior to and subsequent to foreclosure of a security interest without forfeiting the secured creditor exemption under CERCLA. The rule was struck down in 1994 by the United States Court of Appeals for the District of Columbia Circuit in Kelley ex rel State of Michigan v. Environmental Protection Agency, 15 F.3d 1100 (D.C Cir. 1994), reh'g denied, 25 F.3d 1088, cert. denied sub nom. Am. Bankers Ass'n v. Kelley, 115 S.Ct. 900 (1995). Another EPA regulation promulgated in 1995 clarifies the activities in which lenders may engage without forfeiting the secured creditor exemption under the underground storage tank provisions of the SWDA. That regulation has not been struck down.

              On September 30, 1996, Congress amended both CERCLA and the SWDA to provide additional clarification regarding the scope of the lender liability exemptions under the two statutes. Among other things, the 1996 amendments specify the circumstances under which a lender will be protected by the CERCLA and SWDA exemptions, both while the borrower is still in possession of the secured property and following foreclosure on the secured property.

              Generally, the amendments state that a lender who holds indicia of ownership primarily to protect a security interest in a facility will be considered to participate in management only if, while the borrower is still in possession of the facility encumbered by the security interest, the lender (i) exercises decision-making control over environmental compliance related to the facility such that the lender has undertaken responsibility for hazardous substance handling or disposal practices related to the facility or (ii) exercises control at a level comparable to that of a manager of the facility such that the lender has assumed or manifested responsibility for (a) overall management of the facility encompassing daily decision-making with respect to environmental compliance or (b) overall or substantially all of the operational functions (as distinguished from financial or administrative functions) of the facility other than the function of environmental compliance. The amendments also specify certain activities that are not considered to be "participation in management," including monitoring or enforcing the terms of the extension of credit or security interest, inspecting the facility, and requiring a lawful means of addressing the release or threatened release of a hazardous substance.

              The 1996 amendments also specify that a lender who did not participate in management of a facility prior to foreclosure will not be considered an "owner or operator," even if the lender forecloses on the facility and after foreclosure sells or liquidates the facility, maintains business activities, winds up operations, undertakes an appropriate response action, or takes any other measure to preserve, protect, or prepare the facility prior to sale or disposition, if the lender seeks to sell or otherwise divest the facility at the earliest practicable, commercially reasonable time, on commercially reasonable terms, taking into account market conditions and legal and regulatory requirements.

              The CERCLA and SWDA lender liability amendments specifically address the potential liability of lenders who hold mortgages or similar conventional security interests in real property, such as the Trust Fund does in connection with the Mortgage Loans and the Home Improvement Contracts.

              If a lender is or becomes liable under CERCLA, it may be authorized to bring a statutory action for contribution against any other "responsible parties," including a previous owner or operator. However, such persons or entities may be bankrupt or otherwise judgment proof, and the costs associated with environmental cleanup and related actions may be substantial. Moreover, some state laws imposing liability for addressing hazardous substances do not contain exemptions from liability for lenders. Whether the costs of addressing a release or threatened release at a property pledged as collateral for one of the Loans would be imposed on the Trust Fund, and thus occasion a loss to the Holders, therefore depends on the specific factual and legal circumstances at issue.

         Rights of Redemption

              In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the trustor or mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of a right of redemption is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

         Junior Mortgages; Rights of Senior Mortgages

              The Mortgage Loans comprising or underlying the Primary Assets included in the Trust Fund for a Series will be secured by Mortgages or deeds of trust, which may be second or more junior mortgages to other mortgages held by other lenders or institutional investors. The rights of the Trust Fund (and therefore the Holders), as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

              The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard Insurance Policy and all awards made in connection with condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any Insurance Proceeds payable under a hazard Insurance Policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

              Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property that appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

         Anti-Deficiency Legislation and Other Limitations on Lenders

              Certain states have imposed statutory prohibitions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

              In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws, the Federal Soldiers' and Sailors' Relief Act and state laws affording relief to debtors, may interfere with or affect the ability of the secured lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, the filing of a petition acts as a stay against the enforcement of remedies for collection of a debt. Moreover, a court with federal bankruptcy jurisdiction may permit a debtor through a Chapter 13 Bankruptcy Code rehabilitative plan to cure a monetary default with respect to a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and the lender has taken all steps to realize upon his security (provided no sale of the property has yet occurred) prior to the filing of the debtor's Chapter 13 petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by permitting the obligor to pay arrearages over a number of years.

              Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan may be modified if the borrower has filed a petition under Chapter 13. These courts have suggested that such modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Federal bankruptcy law and limited case law indicate that the foregoing modifications could not be applied to the terms of a loan secured by property that is the principal residence of the debtor. In all cases, the secured creditor is entitled to the value of its security plus post-petition interest, attorney's fees and costs to the extent the value of the security exceeds the debt.

              In a Chapter 11 case under the Bankruptcy Code, the lender is precluded from foreclosing without authorization from the bankruptcy court. The lender's lien may be transferred to other collateral and/or be limited in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization.

              The Bankruptcy Code provides priority to certain tax liens over the lender's security. This may delay or interfere with the enforcement of rights in respect of a defaulted mortgage loan. In addition, substantive requirements are imposed upon lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. The laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal laws impose specific statutory liabilities upon lenders who originate loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.

         Due-on-Sale Clauses in Mortgage Loans

              Due-on-sale clauses permit the lender to accelerate the maturity of the loan if the borrower sells or transfers, whether voluntarily or involuntarily, all or part of the real property securing the loan without the lender's prior written consent. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St. Germain Depository Institutions Act of 1982 (the "Garn-St. Germain Act") preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St. Germain Act, which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. FHLMC has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

              In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

         Enforceability of Prepayment and Late Payment Fees

              Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations, upon the late charges a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

         Equitable Limitations on Remedies

              In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

              Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. The regulations of the Office of Thrift Supervision (the "OTS") prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of such mortgage loans.

         Applicability of Usury Laws

              Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. Similar federal statutes were in effect with respect to mortgage loans made during the first three months of 1980. The OTS, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. Title V authorizes any state to reimpose interest rate limits by adopting, before April 1, 1983, a state law, or by certifying that the voters of such state have voted in favor of any provision, constitutional or otherwise, which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V.

         The Home Improvement Contracts

              General

              The Home Improvement Contracts, other than those Home Improvement Contracts that are unsecured or secured by mortgages on real estate (such Home Improvement Contracts are hereinafter referred to in this section as "contracts") generally are "chattel paper" or constitute "purchase money security interests," each as defined in the Uniform Commercial Code in effect in the applicable jurisdiction (the "UCC"). Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related Agreement, the Depositor will transfer physical possession of the contracts to the Trustee or a designated custodian or may retain possession of the contracts as custodian for the Trustee. In addition, the Depositor will make an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the Trustee's ownership of the contracts. Unless otherwise specified in the related Prospectus Supplement, the contracts will not be stamped or otherwise marked to reflect their assignment from the Depositor to the Trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of such assignment, the Trustee's interest in the contracts could be defeated.

              Security Interests in Home Improvements

              The contracts that are secured by the Home Improvements financed thereby grant to the originator of such contracts a purchase money security interest in such Home Improvements to secure all or part of the purchase price of such Home Improvements and related services. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Such purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of such collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in such Home Improvement must generally be perfected by a timely fixture filing. In general, under the UCC, a security interest does not exist under the UCC in ordinary building material incorporated into an improvement on land. Home Improvement Contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose such characterization, upon incorporation of such materials into the related property, will not be secured by a purchase money security interest in the Home Improvement being financed.

              Enforcement of Security Interest in Home Improvements

              So long as the Home Improvement has not become subject to the real estate law, a creditor can repossess a Home Improvement securing a contract by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem it at or before such resale.

              Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgement from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgements, and in many cases the defaulting borrower would have no assets with which to pay a judgement.

              Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgement.

              Consumer Protection Laws

              The so-called "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract that is the seller of goods that gave rise to the transaction (and certain related lenders and assignees) to transfer such contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the Trustee against such obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

              Applicability of Usury Laws

              Title V provides that, subject to the following conditions, state usury limitations shall not apply to any contract that is secured by a first lien on certain kinds of consumer goods. The contracts would be covered if they satisfy certain conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

              Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision that expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

         Installment Sales Contracts

              The Loans may also consist of installment  sales contracts.  Under an installment sales contract (each, an "Installment Sales Contract") the seller (hereinafter referred to in this section as the "lender") retains legal title to the property and enters into an agreement with the purchaser (hereinafter referred to in this section as the "borrower") for the payment of the purchase price, plus interest, over the term of such contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the effective period of the Installment Sales Contract, the borrower is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard Insurance Policy premiums associated with the property.

              The method of enforcing the rights of the lender under an Installment Sales Contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to the terms. The terms of Installment Sales Contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in such a situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the Installment Sales Contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an Installment Sales Contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under Installment Sales Contracts from the harsh consequences of forfeiture. Under such statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the Installment Sales Contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an Installment Sales Contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the lender's procedures for obtaining possession and clear title under an
         Installment Sales Contract in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

         Soldiers' and Sailors' Civil Relief Act of 1940

              Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service, (i) are entitled to have interest rates reduced and capped at 6% per annum, on obligations (including Loans) incurred prior to the commencement of military service for the duration of military service, (ii) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on such obligations entered into prior to military service for the duration of military service and (iii) may have the maturity of such obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service. However, the benefits of (i), (ii), or (iii) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with such obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a borrower's obligation to repay amounts otherwise due on a Loan included in a Trust Fund for a Series is relieved pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, none of the Trust Fund, the Servicer, the Depositor nor any Trustee will be required to advance such amounts, and any loss in respect thereof may reduce the amounts available to be paid to the Holders of the Securities of such Series. Unless otherwise specified in the related Prospectus Supplement, any shortfalls in interest collections on Loans or Underlying Loans relating to the Private Securities, as applicable, included in a Trust Fund for a Series resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940 will be allocated to each Class of Securities of such Series that is entitled to receive interest in respect of such Loans or Underlying Loans in proportion to the interest that each such Class of Securities would have otherwise been entitled to receive in respect of such Loans or Underlying Loans had such interest shortfall not occurred.


                                  THE DEPOSITOR

              The Depositor was incorporated in the State of Delaware in June 1995, and is a wholly-owned subsidiary of The Bear Stearns Companies Inc. The Depositor's principal executive offices are located at 245 Park Avenue, New York, New York 10167. Its telephone number is (212) 272-4095.

              The Depositor will not engage in any activities other than to authorize, issue, sell, deliver, purchase and invest in (and enter into agreements in connection with), and/or to engage in the establishment of one or more trusts, which will issue and sell, bonds, notes, debt or equity securities, obligations and other securities and instruments ("Depositor Securities") collateralized or otherwise secured or backed by, or otherwise representing an interest in, among other things, receivables or pass-through certificates, or participations or certificates of participation or beneficial ownership in one or more pools of receivables, and the proceeds of the foregoing, that arise in connection with loans secured by certain first or junior mortgages on real estate or manufactured housing and any and all other commercial transactions and commercial, sovereign, student or consumer loans or indebtedness and, in connection therewith or otherwise, purchasing, acquiring, owning, holding, transferring, conveying, servicing, selling, pledging, assigning, financing and otherwise dealing with such receivables, pass-through certificates, or participations or certificates of participation or beneficial ownership. Article Third of the Depositor's Certificate of Incorporation limits the Depositor's activities to the above activities and certain related activities, such as credit enhancement with respect to such Depositor Securities, and to any activities incidental to and necessary or convenient for the accomplishment of such purposes.


                                 USE OF PROCEEDS

              The Depositor will apply all or substantially all of the net proceeds from the sale of each Series of Securities for one or more of the following purposes: (i) to purchase the related Primary Assets,
         (ii) to repay indebtedness incurred to obtain funds to acquire such Primary Assets, (iii) to establish any Reserve Funds described in the related Prospectus Supplement and (iv) to pay costs of structuring and issuing such Securities, including the costs of obtaining Enhancement, if any. If so specified in the related Prospectus Supplement, the purchase of the Primary Assets for a Series may be effected by an exchange of Securities with the Seller of such Primary Assets.


                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         General

              The following is a summary of certain anticipated material federal income tax consequences of the purchase, ownership, and disposition of the Securities and is based on the opinion of Brown & Wood LLP, special counsel to the Depositor (in such capacity, "Tax Counsel"). The summary is based upon the provisions of the Code, the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations, and interpretations on which this interpretation is based are subject to change, and such a change could apply retroactively.

              The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances. This summary focuses primarily upon investors who will hold Securities as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Code. Prospective investors may wish to consult their own tax advisers concerning the federal, state, local and any other tax consequences as relates specifically to such investors in connection with the purchase, ownership and disposition of the Securities.

              The federal income tax consequences to Holders will vary depending on whether (i) the Securities of a Series are classified as indebtedness; (ii) an election is made to treat the Trust Fund relating to a particular Series of Securities as a real estate mortgage investment conduit (a "REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"); (iii) the Securities represent an ownership interest in some or all of the assets included in the Trust Fund for a Series; or (iv) an election is made to treat the Trust Fund relating to a particular Series of Certificates as a partnership; or (v) an election is made to treat the Trust Fund relating to a particular
         Series of Securities as a Financial Asset Securitization Investment Trust ("FASIT") under the Code. The Prospectus Supplement for each Series of Securities will specify how the Securities will be treated for federal income tax purposes and will discuss whether a REMIC election, if any, will be made with respect to such Series.

              As used herein, the term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to such date that elect to continue to be treated as United States persons shall be considered U.S. Persons as well.

         Taxation of Debt Securities

              Status as Real Property Loans. Except to the extent otherwise provided in the related Prospectus Supplement, if the Securities are regular interests in a REMIC ("Regular Interest Securities") or represent interests in a grantor trust, Tax Counsel is of the opinion that: (i) Securities held by a domestic building and loan association will constitute "loans... secured by an interest in real property" within the meaning of Code section 7701(a)(19)(C)(v); and (ii) Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code section 856(c)(4)(A) and interest on Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code section 856(c)(3)(B).

              Interest and Acquisition Discount. In the opinion of Tax Counsel, Regular Interest Securities are generally taxable to Holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the Regular Interest Securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the Holder's normal accounting method. Interest (other than original issue discount) on Securities (other than Regular Interest Securities) that are characterized as indebtedness for federal income tax purposes will be includible in income by Holders thereof in accordance with their usual methods of accounting. Securities characterized as debt for federal income tax purposes and Regular Interest Securities will be referred to hereinafter collectively as "Debt Securities."

              Tax Counsel is of the opinion that Debt Securities that are Compound Interest Securities will, and certain of the other Debt Securities issued at a discount may, be issued with "original issue discount" ("OID"). The following discussion is based in part on the rules governing OID, which are set forth in Sections 1271-1275 of the Code and the Treasury regulations issued thereunder on February 2, 1994 and amended on June 11, 1996 (the "OID Regulations"). A Holder should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Debt Securities.

              In general, OID, if any, will equal the difference between the stated redemption price at maturity of a Debt Security and its issue price. In the opinion of Tax Counsel, a Holder of a Debt Security must include such OID in gross income as ordinary interest income as it accrues under a method taking into account an economic accrual of the discount. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a Debt Security will be considered to be zero if it is less than a de minimis amount determined under the Code.

              The issue price of a Debt Security is the first price at which a substantial amount of Debt Securities of that Class are sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular Class of Debt Securities is sold for cash on or prior to the Closing Date, the issue price for such Class will be treated as the fair market value of such Class on the Closing Date. The issue price of a Debt Security also includes the amount paid by an initial Debt Security Holder for accrued interest that relates to a period prior to the issue date of the Debt Security. The stated redemption price at maturity of a Debt Security includes the original principal amount of the Debt Security, but generally will not include distributions of interest if such distributions constitute "qualified stated interest."

              Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below); provided, that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Debt Security. The OID Regulations state that interest payments are unconditionally payable only if a late payment or nonpayment is expected to be penalized or reasonable remedies exist to compel payment. Certain Debt Securities may provide for default remedies in the event of late payment or nonpayment of interest. In the opinion of Tax Counsel, the interest on such Debt Securities will be unconditionally payable and constitute qualified stated interest, not OID. However, absent clarification of the OID Regulations, where Debt Securities do not provide for default remedies, the interest payments will be included in the Debt Security's stated redemption price at maturity and taxed as OID. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on Debt Securities with respect to which deferred interest will accrue, will not constitute qualified stated interest payments, in which case the stated redemption price at maturity of such Debt Securities includes all distributions of interest as well as principal thereon. Where the interval between the issue date and the first Distribution Date on a Debt Security is either longer or shorter than the interval between subsequent Distribution Dates, all or part of the interest foregone, in the case of the longer interval, and all of the additional interest, in the case of the shorter interval, will be included in the stated redemption price at maturity and tested under the de minimis rule described below. In the case of a Debt Security with a long first period that has non-de minimis OID, all stated interest in excess of interest payable at the effective interest rate for the long first period will be included in the stated redemption price at maturity and the Debt Security will generally have OID. Holders of Debt Securities should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a Debt Security.

              Under the de minimis rule, OID on a Debt Security will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the Debt Security multiplied by the weighted average maturity of the Debt Security. For this purpose, the weighted average maturity of the Debt Security is computed as the sum of the amounts determined by multiplying the number of full years
         (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Debt Security and the denominator of which is the stated redemption price at maturity of the Debt Security. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the Debt Security is held as a capital asset. However, accrual method Holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

              Debt Securities may provide for interest based on a qualified variable rate. Under the OID Regulations, interest is treated as payable at a qualified variable rate and not as contingent interest if, generally, (i) such interest is unconditionally payable at least annually, (ii) the issue price of the debt instrument does not exceed the total noncontingent principal payments and (iii) interest is based on a "qualified floating rate," an "objective rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on such Debt Security. In the case of Compound Interest Securities, certain Interest Weighted Securities, and certain of the other Debt Securities, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price.

              The Internal  Revenue  Service (the "IRS")  recently  issued final regulations (the "Contingent Payment Regulations") governing the calculation of OID on instruments having contingent interest payments. The Contingent Payment Regulations, represent the only guidance regarding the views of the IRS with respect to contingent interest instruments and specifically do not apply for purposes of calculating OID on debt instruments subject to Code Section 1272(a)(6), such as the Debt Security. Additionally, the OID Regulations do not contain provisions specifically interpreting Code Section 1272(a)(6). Until the Treasury issues guidance to the contrary, the applicable Trustee intends to base its computation on Code Section 1272(a)(6) and the OID Regulations as described in this Prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that such methodology represents the correct manner of calculating OID.

              The Holder of a Debt Security issued with OID must include in gross income, for all days during its taxable year on which it holds such Debt Security, the sum of the "daily portions" of such original issue discount. The amount of OID includible in income by a Holder will be computed by allocating to each day during a taxable year a pro rata portion of the original issue discount that accrued during the relevant accrual period. In the case of a Debt Security that is not a Regular Interest Security and the principal payments on which are not subject to acceleration resulting from prepayments on the Loans, the amount of OID includible in income of a Holder for an accrual period (generally the period over which interest accrues on the debt instrument) will equal the product of the yield to maturity of the Debt Security and the adjusted issue price of the Debt Security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of its issue price plus prior accruals or OID, reduced by the total payments made with respect to such Debt Security in all prior periods, other than qualified stated interest payments.

              The amount of OID to be included in income by a Holder of a debt instrument, such as certain Classes of the Debt Securities, that is subject to acceleration due to prepayments on other debt obligations securing such instruments (a "Pay-Through Security"), is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument (the "Prepayment Assumption"). The amount of OID that will accrue during an accrual period on a Pay-Through Security is the excess (if any) of the sum of (a) the present value of all payments remaining to be made on the Pay-Through Security as of the close of the accrual period and (b) the payments during the accrual period of amounts included in the stated redemption price of the Pay-Through Security, over the adjusted issue price of the Pay-Through Security at the beginning of the accrual period. The present value of the remaining payments is to be determined on the basis of three factors: (i) the original yield to maturity of the Pay-Through Security (determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period),
         (ii) events that have occurred before the end of the accrual period and
         (iii) the assumption that the remaining payments will be made in accordance with the original Prepayment Assumption. The effect of this method is to increase the portions of OID required to be included in income by a Holder to take into account prepayments with respect to the Loans at a rate that exceeds the Prepayment Assumption, and to decrease (but not below zero for any period) the portions of OID required to be included in income by a Holder of a Pay-Through Security to take into account prepayments with respect to the Loans at a rate that is slower than the Prepayment Assumption. Although OID will be reported to Holders of Pay-Through Securities based on the Prepayment Assumption, no representation is made to Holders that Loans will be prepaid at that rate or at any other rate.

              The Depositor may adjust the accrual of OID on a Class of Regular Interest Securities (or other regular interests in a REMIC) in a manner that it believes to be appropriate, to take account of realized losses on the Loans, although the OID Regulations do not provide for such adjustments. If the IRS were to require that OID be accrued without such adjustments, the rate of accrual of OID for a Class of Regular Interest Securities could increase.

              Certain Classes of Regular Interest Securities may represent more than one Class of REMIC regular interests. Unless otherwise provided in the related Prospectus Supplement, the applicable Trustee intends, based on the OID Regulations, to calculate OID on such Securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

              A subsequent Holder of a Debt Security will also be required to include OID in gross income, but such a Holder who purchases such Debt Security for an amount that exceeds its adjusted issue price will be entitled (as will an initial Holder who pays more than a Debt Security's issue price) to offset such OID by comparable economic accruals of portions of such excess.

              Effects of Defaults and Delinquencies. In the opinion of Tax Counsel, Holders will be required to report income with respect to the related Securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the Loans, except possibly to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income (including OID) reported by a Holder of such a Security in any period could significantly exceed the amount of cash distributed to such Holder in that period. The Holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Securities is reduced as a result of a Loan default. However, the timing and character of such losses or reductions in income are uncertain and, accordingly, Holders of Securities should consult their own tax advisors on this point.

              Interest Weighted Securities. It is not clear how income should be accrued with respect to Regular Interest Securities or Stripped Securities (as defined under "--Tax Status as a Grantor Trust; General" herein) the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC or on Loans underlying Pass-Through Securities ("Interest Weighted Securities"). The Trustee intends to take the position that all of the income derived from an Interest Weighted Security should be treated as OID and that the amount and rate of accrual of such OID should be calculated by treating the Interest Weighted Security as a Compound Interest Security. However, in the case of Interest Weighted Securities that are entitled to some payments of principal and that are Regular Interest Securities the Internal Revenue Service could assert that income derived from an Interest Weighted Security should be calculated as if the Security were a security purchased at a premium equal to the excess of the price paid by such Holder for such Security over its stated principal amount, if any. Under this approach, a Holder would be entitled to amortize such premium only if it has in effect an election under Section 171 of the Code with respect to all taxable debt instruments held by such Holder, as described below. Alternatively, the IRS could assert that an Interest Weighted Security should be taxable under the rules governing bonds issued with contingent payments. Such treatment may be more likely in the case of Interest Weighted Securities that are Stripped Securities as described below. See "--Tax Status as a Grantor Trust--Discount or Premium on Pass-Through Securities."

              Variable Rate Debt Securities. In the opinion of Tax Counsel, in the case of Debt Securities bearing interest at a rate that varies directly, according to a fixed formula, with an objective index, it appears that (i) the yield to maturity of such Debt Securities and (ii) in the case of Pay-Through Securities, the present value of all payments remaining to be made on such Debt Securities, should be calculated as if the interest index remained at its value as of the issue date of such Securities. Because the proper method of adjusting accruals of OID on a variable rate Debt Security is uncertain, Holders of variable rate Debt Securities should consult their own tax advisers regarding the appropriate treatment of such Securities for federal income tax purposes.

              Market Discount. In the opinion of Tax Counsel, a purchaser of a Security may be subject to the market discount rules of Sections 1276-1278 of the Code. A Holder that acquires a Debt Security with more than a prescribed de minimis amount of "market discount" (generally, the excess of the principal amount of the Debt Security over the purchaser's purchase price) will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the Debt Security received in that month and, if the Securities are sold, the gain realized. Such market discount would accrue in a manner to be provided in Treasury regulations but, until such regulations are issued, such market discount would in general accrue either (i) on the basis of a constant yield (in the case of a Pay-Through Security, taking into account a prepayment assumption) or (ii) in the ratio of (a) in the case of Securities (or in the case of a Pass-Through Security, as set forth below, the Loans underlying such Security) not originally issued with original issue discount, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of Securities (or, in the case of a Pass-Through Security, as described below, the Loans underlying such Security) originally issued at a discount, OID in the relevant period to total OID remaining to be paid.

              Section  1277  of  the  Code  provides  that,  regardless  of  the origination date of the Debt Security (or, in the case of a Pass-Through Security, the Loans), the excess of interest paid or accrued to purchase or carry a Security (or, in the case of a Pass-Through Security, as described below, the underlying Loans) with market discount over interest received on such Security is allowed as a current deduction only to the extent such excess is greater than the market discount that accrued during the taxable year in which such interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when such market discount is included in income, including upon the sale, disposition, or repayment of the Security (or in the case of a Pass-Through Security, an underlying Loan). A Holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by such Holder during the taxable year such election is made and thereafter, in which case the interest deferral rule will not apply.

              Premium. In the opinion of Tax Counsel, a Holder who purchases a Debt Security (other than an Interest Weighted Security to the extent described above) at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the Security at a premium, which it may elect to amortize as an offset to interest income on such Security (and not as a separate deduction item) on a constant yield method. Although no regulations addressing the computation of premium accrual on securities similar to the Securities have been issued, the legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a Class of Pay-Through Securities will be calculated using the prepayment assumption used in pricing such Class. If a Holder makes an election to amortize premium on a Debt Security, such election will apply to all taxable debt instruments (including all REMIC regular interests and all pass-through certificates representing ownership interests in a trust holding debt obligations) held by the Holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such Holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for the Securities should consult their tax advisers regarding the election to amortize premium and the method to be employed.

              Election to Treat All Interest as Original Issue Discount. The OID Regulations permit a Holder of a Debt Security to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for Debt Securities acquired on or after April 4, 1994. If such an election were to be made with respect to a Debt Security with market discount, the Holder of the Debt Security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Holder of the Debt Security acquires during the year of the election or thereafter. Similarly, a Holder of a Debt Security that makes this election for a Debt Security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Debt Security is irrevocable.

         Taxation of the REMIC and its Holders

              General. In the opinion of Tax Counsel, if a REMIC election is made with respect to a Series of Securities, then the arrangement by which the Securities of that Series are issued will be treated as a REMIC as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as "Regular Interests" or "Residual Interests" in a REMIC, as specified in the related Prospectus Supplement.

              Except to the extent specified otherwise in a Prospectus Supplement, if a REMIC election is made with respect to a Series of Securities, in the opinion of Tax Counsel (i) Securities held by a domestic building and loan association will constitute "a regular or a residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) (assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property," and other types of assets described in Code Section 7701(a)(19)(C)); and (ii) Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code
         Section 856(c)(4)(A), and income with respect to the Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code
         Section 856(c)(3)(B) (assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets). If less than 95% of the REMIC's assets consist of assets described in (i) or (ii) above, then a Security will qualify for the tax treatment described in (i) or (ii) in the proportion that such REMIC assets are qualifying assets.

         REMIC Expenses; Single Class REMICs

              As a general rule, in the opinion of Tax Counsel, all of the expenses of a REMIC will be taken into account by Holders of the Residual Interest Securities. In the case of a "single class REMIC," however, the expenses will be allocated, under Treasury regulations, among the Holders of the Regular Interest Securities and the Holders of the Residual Interest Securities on a daily basis in proportion to the relative amounts of income accruing to each Holder on that day. In the case of a Holder of a Regular Interest Security who is an individual or a "pass-through interest holder" (including certain pass-through entities but not including real estate investment trusts), such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the Holder, exceed 2% of such Holder's adjusted gross income. In addition, for taxable years beginning after December 31, 1990, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation for taxable years beginning after 1990) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. The reduction or disallowance of this deduction may have a significant impact on the yield of the Regular Interest Security to such a Holder. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or
         (ii) is similar to such a trust and that is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise specified in the related Prospectus Supplement, the expenses of the REMIC will be allocated to Holders of the related residual interest securities.

         Taxation of the REMIC

              General. Although a REMIC is a separate entity for federal income tax purposes, in the opinion of Tax Counsel, a REMIC is not generally subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the Holders of residual interests. As described above, the regular interests are generally taxable as debt of the REMIC.

              Calculation of REMIC Income. In the opinion of Tax Counsel, the taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between (i) the gross income produced by the REMIC's assets, including stated interest and any original issue discount or market discount on loans and other assets, and (ii) deductions, including stated interest and original issue discount accrued on Regular Interest Securities, amortization of any premium with respect to Loans, and servicing fees and other expenses of the REMIC. A Holder of a Residual Interest Security that is an individual or a "pass-through interest holder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that such expenses, when aggregated with such Holder's other miscellaneous itemized deductions for that year, do not exceed two percent of such Holder's adjusted gross income.

              For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the Startup Day (generally, the day that the interests are issued). That aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

              The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984, and the market discount provisions apply to loans originated after July 18, 1984. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on such loans will be equivalent to the method under which Holders of Pay-Through Securities accrue original issue discount (i.e., under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Interest Securities in the same manner that the Holders of the Regular Interest Securities include such discount in income, but without regard to the de minimis rules. See "Taxation of Debt Securities" above. However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant interest basis.

              To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans (taking into account the Prepayment Assumption) on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before such date, it is possible that such premium may be recovered in proportion to payments of loan principal.

              Prohibited Transactions and Contributions Tax. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include: (i) subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC; (ii) subject to a limited exception, the sale or other disposition of a cash flow investment; (iii) the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or (iv) the receipt of any fees or other compensation for services rendered by the REMIC. It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the Startup Day. The Holders of Residual Interest Securities will generally be responsible for the payment of any such taxes imposed on the REMIC. To the extent not paid by such Holders or otherwise, however, such taxes will be paid out of the Trust Fund and will be allocated pro rata to all outstanding Classes of Securities of such REMIC.

         Taxation of Holders of Residual Interest Securities

              In the opinion of Tax Counsel, the Holder of a Certificate representing a residual interest (a "Residual Interest Security") will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which such Holder held the Residual Interest Security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the Holders (on such day) of the Residual Interest Securities in proportion to their respective holdings on such day.

              In the opinion of Tax Counsel, the Holder of a Residual Interest Security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to such income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMIC issues in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC Regular Interests issued without any discount or at an insubstantial discount (if this occurs, it is likely that cash distributions will exceed taxable income in later years). Taxable income may also be greater in earlier years of certain REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC Regular Interest Securities, will typically increase over time as lower yielding Securities are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of loan principal.

              In any event, because the Holder of a residual interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Interest Security in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the Residual Interest Security may be less than that of such a bond or instrument.

              Limitation on Losses. In the opinion of Tax Counsel, the amount of the REMIC's net loss that a Holder may take into account currently is limited to the Holder's adjusted basis at the end of the calendar quarter in which such loss arises. A Holder's basis in a Residual Interest Security will initially equal such Holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the Holder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the Holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of Holders of Residual Interest Securities to deduct net losses may be subject to additional limitations under the Code, as to which such Holders should consult their tax advisers.

              Distributions. In the opinion of Tax Counsel, distributions on a Residual Interest Security (whether at their scheduled times or as a result of prepayments) will generally not result in any additional taxable income or loss to a Holder of a Residual Interest Security. If the amount of such payment exceeds a Holder's adjusted basis in the Residual Interest Security, however, the Holder will recognize gain (treated as gain from the sale of the Residual Interest Security) to the extent of such excess.

              Sale or Exchange. In the opinion of Tax Counsel, a Holder of a Residual Interest Security will recognize gain or loss on the sale or exchange of a Residual Interest Security equal to the difference, if any, between the amount realized and such Holder's adjusted basis in the Residual Interest Security at the time of such sale or exchange. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition of a Residual Interest Security will be disallowed if the selling Holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after such disposition.

              Excess Inclusions. In the opinion of Tax Counsel, the portion of the REMIC taxable income of a Holder of a Residual Interest Security consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on such Holder's federal income tax return. Further, if the Holder of a Residual Interest Security is an organization subject to the tax on unrelated business income imposed by Code Section 511, such Holder's excess inclusion income will be treated as unrelated business taxable income of such Holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund, or certain cooperatives were to own a Residual Interest Security, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Security is owned by a foreign person, excess inclusion income is subject to tax at a rate of 30%, which may not be reduced by treaty, is not eligible for treatment as "portfolio interest" and is subject to certain additional limitations. See "Tax Treatment of Foreign Investors." The Small Business Job Protection Act of 1996 has eliminated the special rule permitting Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from Residual Interest Securities that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to Residual Interest Securities continuously held by a thrift institution since November 1, 1995.

              In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual Holder. First, alternative minimum taxable income for such residual Holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual Holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. These rules are effective for tax years beginning after December 31, 1986, unless a residual Holder elects to have such rules apply only to tax years beginning after August 20, 1996.

              The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a Residual Interest Security, over the daily accruals for such quarterly period of (i) 120% of the long term applicable federal rate on the Startup Day multiplied by (ii) the adjusted issue price of such Residual Interest Security at the beginning of such quarterly period. The adjusted issue price of a Residual Interest at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of loss allocated to a Holder and the amount of distributions made on the Residual Interest Security before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

              Under the REMIC Regulations, in certain circumstances, transfers of Residual Securities may be disregarded. See "--Restrictions on Ownership and Transfer of Residual Interest Securities" and "--Tax Treatment of Foreign Investors" below.

              Restrictions on Ownership and Transfer of Residual Interest Securities. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a REMIC residual interest by any "Disqualified Organization." Disqualified Organizations include the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by Sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Pooling and Servicing Agreement will prohibit Disqualified Organizations from owning a Residual Interest Security. In addition, no transfer of a Residual Interest Security will be permitted unless the proposed transferee shall have furnished to the Trustee an affidavit representing and warranting that it is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization.

              If a Residual Interest Security is transferred to a Disqualified Organization after March 31, 1988 (in violation of the restrictions set forth above), a substantial tax will be imposed on the transferor of such Residual Interest Security at the time of the transfer. In addition, if a Disqualified Organization holds an interest in a pass-through entity after March 31, 1988 (including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee), that owns a Residual Interest Security, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.

              Under the REMIC Regulations, if a Residual Interest Security is a "noneconomic residual interest," as described below, a transfer of a Residual Interest Security to a United States person will be disregarded for all federal tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A Residual Interest Security is a "noneconomic residual interest" unless, at the time of the transfer (i) the present value of the expected future distributions on the Residual Interest Security at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax for the year in which the transfer occurs and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. If a transfer of a Residual Interest is disregarded, the transferor would be liable for any federal income tax imposed upon taxable income derived by the transferee from the REMIC. The REMIC Regulations provide no guidance as to how to determine if a significant purpose of a transfer is to impede the assessment or collection of tax. A similar type of limitation exists with respect to certain transfers of residual interests by foreign persons to United States persons. See "--Tax Treatment of Foreign Investors."

              Mark to Market Rules. Prospective purchasers of a REMIC Residual Interest Security should be aware that the IRS recently finalized regulations (the "Final Mark-to-Market Regulations"), which provide that a REMIC Residual Interest Security acquired after January 3, 1995 cannot be marked-to-market. Prospective purchasers of a REMIC Residual Interest Security should consult their tax advisors regarding the possible application of the Mark to Market Regulations.

         Administrative Matters

              The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

         Tax Status as a Grantor Trust

              General. As further specified in the related Prospectus Supplement, if a REMIC election is not made and the Trust Fund is not structured as a partnership, then, in the opinion of Tax Counsel, the Trust Fund relating to a Series of Securities will be classified for federal income tax purposes as a grantor trust under Subpart E, Part 1 of Subchapter J of the Code and not as an association taxable as a corporation (the Securities of such Series, "Pass-Through Securities"). In some Series there will be no separation of the principal and interest payments on the Loans. In such circumstances, a Holder will be considered to have purchased a pro rata undivided interest in each of the Loans. In other cases ("Stripped Securities"), sale of the Securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the Loans.

              In the opinion of Tax Counsel, each Holder must report on its federal income tax return its share of the gross income derived from the Loans (not reduced by the amount payable as fees to the applicable Trustee and the Servicer and similar fees (collectively, the "Servicing Fee")), at the same time and in the same manner as such items would have been reported under the Holder's tax accounting method had it held its interest in the Loans directly, received directly its share of the amounts received with respect to the Loans, and paid directly its share of the Servicing Fees. In the case of Pass-Through Securities other than Stripped Securities, such income will consist of a pro rata share of all of the income derived from all of the Loans and, in the case of Stripped Securities, such income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the Holder owns an interest. The Holder of a Security will generally be entitled to deduct such Servicing Fees under Section 162 or Section 212 of the Code to the extent that such Servicing Fees represent "reasonable" compensation for the services rendered by the applicable Trustee and the Servicer (or third parties that are compensated for the performance of services). In the case of a noncorporate Holder, however, Servicing Fees (to the extent not otherwise disallowed, e.g., because they exceed reasonable compensation) will be deductible in computing such Holder's regular tax liability only to the extent that such fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not be deductible to any extent in computing such Holder's alternative minimum tax liability. In addition, for taxable years beginning after December 31, 1990, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation in taxable years beginning after 1990) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year.

              Discount or Premium on Pass-Through Securities. In the opinion of Tax Counsel, the Holder's purchase price of a Pass-Through Security is to be allocated among the Loans in proportion to their fair market values, determined as of the time of purchase of the Securities. In the typical case, the Trustee (to the extent necessary to fulfill its reporting obligations) will treat each Loan as having a fair market value proportional to the share of the aggregate Principal Balances of all of the Loans that it represents, since the Securities, unless otherwise specified in the related Prospectus Supplement, will have a relatively uniform interest rate and other common characteristics. To the extent that the portion of the purchase price of a Pass-Through Security allocated to a Loan (other than to a right to receive any accrued interest thereon and any undistributed principal payments) is less than or greater than the portion of the Principal Balance of the Loan allocable to the Security, the interest in the Loan allocable to the Pass-Through Security will be deemed to have been acquired at a discount or premium, respectively.

              The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a Loan with OID in excess of a prescribed de minimis amount or a Stripped Security, a Holder of a Security will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year in the manner described above. OID with respect to a Loan could arise, for example, by virtue of the financing of points by the originator of the Loan, or by virtue of the charging of points by the originator of the Loan in an amount greater than a statutory de minimis exception, in circumstances under which the points are not currently deductible pursuant to applicable Code provisions. Any market discount or premium on a Loan will be includible in income, generally in the manner described above, except that in the case of Pass-Through Securities, market discount is calculated with respect to the Loans underlying the Certificate, rather than with respect to the Security. A Holder that acquires an interest in a Loan originated after July 18, 1984 with more than a de minimis amount of market discount (generally, the excess of the principal amount of the Loan over the purchaser's allocable purchase price) will be required to include accrued market discount in income in the manner set forth above. See "--Taxation of Debt Securities; Market Discount" and "--Premium" above.

              In the case of market discount on a Pass-Through Security attributable to Loans originated on or before July 18, 1984, the Holder generally will be required to allocate the portion of such discount that is allocable to a loan among the principal payments on the Loan and to include the discount allocable to each principal payment in ordinary income at the time such principal payment is made. Such treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described in the preceding paragraph.

              Stripped Securities. A Stripped Security may represent a right to receive only a portion of the interest payments on the Loans, a right to receive only principal payments on the Loans, or a right to receive certain payments of both interest and principal. Certain Stripped Securities ("Ratio Strip Securities") may represent a right to receive differing percentages of both the interest and principal on each Loan. Pursuant to Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. Section 1286 of the Code applies the OID rules to stripped bonds and stripped coupons. For purposes of computing original issue discount, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that such stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to such stripped interest.

              Servicing fees in excess of reasonable servicing fees (the "excess servicing fee") will be treated under the stripped bond rules. If the excess servicing fee is less than 100 basis points (i.e., 1% interest on the Loan's Principal Balance) or the Securities are initially sold with a de minimis discount (assuming no prepayment assumption is required), any non-de minimis discount arising from a subsequent transfer of the Securities should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a Loan by Loan basis, which could result in some Loans being treated as having more than 100 basis points of interest stripped off.

              The Code, OID Regulations and judicial decisions provide no direct guidance as to how the interest and original issue discount rules are to apply to Stripped Securities and other Pass-Through Securities. Under the method described above for Pay-Through Securities (the "Cash Flow Bond Method"), a prepayment assumption is used and periodic recalculations are made that take into account with respect to each accrual period the effect of prepayments during such period. However, the 1986 Act does not, absent Treasury regulations, appear specifically to cover instruments such as the Stripped Securities, which technically represent ownership interests in the underlying Loans, rather than being debt instruments "secured by" those loans. Nevertheless, it is believed that the Cash Flow Bond Method is a reasonable method of reporting income for such Securities, and it is expected that OID will be reported on that basis unless otherwise specified in the related Prospectus Supplement. In applying the calculation to Pass-Through Securities, the Trustee will treat all payments to be received by a Holder with respect to the underlying Loans as payments on a single installment obligation. The IRS could, however, assert that original issue discount must be calculated separately for each Loan underlying a Security.

              Under certain circumstances, if the Loans prepay at a rate faster than the Prepayment Assumption, the use of the Cash Flow Bond Method may accelerate a Holder's recognition of income. If, however, the Loans prepay at a rate slower than the Prepayment Assumption, in some circumstances the use of this method may decelerate a Holder's recognition of income.

              In the case of a Stripped Security that is an Interest Weighted Security, the applicable Trustee intends, absent contrary authority, to report income to Holders as OID, in the manner described above for Interest Weighted Securities.

              Possible Alternative Characterizations. The characterizations of the Stripped Securities described above are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the Internal Revenue Service could contend that (i) in certain Series, each non-Interest Weighted Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped principal payments; (ii) the non-Interest Weighted Securities are subject to the contingent payment provisions of the Proposed Regulations; or (iii) each Interest Weighted Stripped Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped interest payments.

              Given the variety of alternatives for treatment of the Stripped Securities and the different federal income tax consequences that result from each alternative, potential purchasers are urged to consult their own tax advisers regarding the proper treatment of the Securities for federal income tax purposes.

              Character as Qualifying Loans. In the case of Stripped Securities, there is no specific legal authority existing regarding whether the character of the Securities, for federal income tax purposes, will be the same as the Loans. The IRS could take the position that the Loans character is not carried over to the Securities in such circumstances. Pass-Through Securities will be, and, although the matter is not free from doubt, Stripped Securities should be considered to represent "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; and interest income attributable to the Securities should be considered to represent "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. Reserves or funds underlying the Securities may cause a proportionate reduction in the above-described qualifying status categories of Securities.

         Sale or Exchange

              Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, in the opinion of Tax Counsel, a Holder's tax basis in its Security is the price such Holder pays for a Security, plus amounts of original issue or market discount included in income and reduced by any payments received (other than qualified stated interest payments) and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a Security, measured by the difference between the amount realized and the Security's basis as so adjusted such gain will generally be capital gain or loss, assuming that the Security is held as a capital asset and will generally be long-term capital gain or loss if the holding period of the security is one year or more. The Taxpayer Relief Act of 1997 (the "Act") reduces the maximum rates on long-term capital gains recognized on capital assets held by individual taxpayers for more than eighteen months as of the date of disposition (and would further reduce the maximum rates on such gains in the year 2001 and thereafter for certain individual taxpayers who meet specified conditions). The capital gains rate for capital assets held by individual taxpayers for more than twelve months but less than eighteen months was not changed by the Act. The Act does not change the capital gain rates for corporations. Prospective investors should consult their own tax advisors concerning these tax law changes.

              In the case of a Security held by a bank, thrift, or similar institution described in Section 582 of the Code, however, gain or loss realized on the sale or exchange of a Regular Interest Security will be taxable as ordinary income or loss. In addition, gain from the disposition of a Regular Interest Security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of (i) the amount that would have been includible in the Holder's income if the yield on such Regular Interest Security had equaled 110% of the applicable federal rate as of the beginning of such Holder's holding period, over the amount of ordinary income actually recognized by the Holder with respect to such Regular Interest Security.

         Miscellaneous Tax Aspects

              Backup Withholding. Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, a Holder, other than a Holder of a REMIC Residual Security, may, under certain circumstances, be subject to "backup withholding" at a rate of 31% with respect to distributions or the proceeds of a sale of certificates to or through brokers that represent interest or original issue discount on the Securities. This withholding generally applies if the Holder of a Security (i) fails to furnish the applicable Trustee with its taxpayer identification number (the "TIN"); (ii) furnishes the applicable Trustee an incorrect TIN; (iii) fails to report properly interest, dividends or other "reportable payments" as defined in the Code; or (iv) under certain circumstances, fails to provide the applicable Trustee or such Holder's securities broker with a certified statement, signed under penalty of perjury, that the TIN provided is its correct number and that the Holder is not subject to backup withholding. Backup withholding will not apply, however, with respect to certain payments made to Holders, including payments to certain exempt recipients (such as exempt organizations) and to certain Nonresidents (as defined below). Holders should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

              The applicable Trustee will report to the Holders and to the Servicer for each calendar year the amount of any "reportable payments" during such year and the amount of tax withheld, if any, with respect to payments on the Securities.

         New Withholding Regulations

              On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations"), which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

         Tax Treatment of Foreign Investors

              Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, under the Code, unless interest (including OID) paid on a Security (other than a Residual Interest Security) is considered to be "effectively connected" with a trade or business conducted in the United States by a nonresident alien individual, foreign partnership or foreign corporation ("Nonresidents"), in the opinion of Tax Counsel, such interest will normally qualify as portfolio interest (except where (i) the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or (ii) the recipient is a controlled foreign corporation to which the issuer is a related person) and will be exempt from federal income tax. Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from such interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate (unless such rate were reduced or eliminated by an applicable tax treaty) on, among other things, interest and other fixed or determinable, annual or periodic income paid to Nonresidents. Holders of Pass-Through Securities and Stripped Securities, including Ratio Strip Securities, however, may be subject to withholding to the extent that the Loans were originated on or before July 18, 1984.

              Interest and OID of Holders who are foreign persons are not subject to withholding if they are effectively connected with a United States business conducted by the Holder. They will, however, generally be subject to the regular United States income tax.

              Payments to Holders of Residual Interest Securities who are foreign persons will generally be treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Holders should assume that such income does not qualify for exemption from United States withholding tax as "portfolio interest." It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a Holder of a Residual Interest Security will not be entitled to an exemption from or reduction of the 30% (or lower treaty rate) withholding tax rule. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed (or when the Residual Interest Security is disposed of). The Treasury has statutory authority, however, to promulgate regulations that would require such amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. Such regulations could, for example, require withholding prior to the distribution of cash in the case of Residual Interest Securities that do not have significant value. Under the REMIC Regulations, if a Residual Interest Security has tax avoidance potential, a transfer of a Residual Interest Security to a Nonresident will be disregarded for all federal tax purposes. A Residual Interest Security has tax avoidance potential unless, at the time of the transfer the transferor reasonably expects that the REMIC will distribute to the transferee residual interest Holder amounts that will equal at least 30% of each excess inclusion, and that such amounts will be distributed at or after the time at which the excess inclusions accrue and not later than the calendar year following the calendar year of accrual. If a Nonresident transfers a Residual Interest Security to a United States person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the Residual Interest Security for purposes of the withholding tax provisions of the Code. See "--Excess Inclusions."

         Tax Characterization of the Trust Fund as a Partnership

              Tax Counsel is of the opinion that a Trust Fund structured as a partnership will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion is based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on counsel's conclusions that the nature of the income of the Trust Fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the Certificates has been structured as a private placement under an IRS safe harbor, so that the Trust Fund will not be characterized as a publicly traded partnership taxable as a corporation.

              If the Trust Fund were taxable as a corporation for federal income tax purposes, in the opinion of Tax Counsel, the Trust Fund would be subject to corporate income tax on its taxable income. The Trust Fund's taxable income would include all its income, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust Fund.

         Tax Consequences to Holders of the Notes

              Treatment of the Notes as Indebtedness. The Trust Fund will agree, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes. In such a circumstance, Tax Counsel is, except as otherwise provided in the related Prospectus Supplement, of the opinion that the Notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the Notes is correct.

              OID, Indexed Securities, etc. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars, and that the Notes are not Indexed Securities or Strip Notes. Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for "qualified stated interest" under the OID Regulations, and that any OID on the Notes (i.e., any excess of the principal amount of the Notes over their issue price) does not exceed a de minimis amount (i.e., 0.25% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to any given series of Notes, additional tax considerations with respect to such Notes will be disclosed in the applicable Prospectus Supplement.

              Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, in the opinion of Tax Counsel, the Notes will not be considered issued with OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID Regulations, a Holder of a Note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

              A Holder of a Note that has a fixed maturity date of not more than one year from the issue date of such Note (a "Short-Term Note") may be subject to special rules. An accrual basis Holder of a Short-Term Note (and certain cash method Holders, including regulated investment companies, as set forth in Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis Holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis Holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

              Sale or Other Disposition. In the opinion of Tax Counsel, if a Noteholder sells a Note, the Holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the Holder's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

              Foreign Holders. In the opinion of Tax Counsel, interest payments made (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a "foreign person") generally will be considered "portfolio interest," and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a "10 percent shareholder" of the Trust Fund or the Seller (including a Holder of 10% of the outstanding Certificates) or a "controlled foreign corporation" with respect to which the Trust Fund or the Seller is a "related person" within the meaning of the Code and (ii) provides the Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

              Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax; provided, that
         (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

              Backup Withholding. Each Holder of a Note (other than an exempt Holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the Holder's name, address, correct federal taxpayer identification number and a statement that the Holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Trust Fund will be required to withhold 31 percent of the amount otherwise payable to the Holder, and remit the withheld amount to the IRS as a credit against the Holder's federal income tax liability.

              The New Regulations described herein make certain modifications to the backup withholding and information reporting rules. The New Regulations generally will be effective for payments made after December 31, 1998, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

              Possible Alternative Treatments of the Notes. If, contrary to the opinion of Tax Counsel, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust Fund. If so treated, the Trust Fund might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on Notes recharacterized as equity). Alternatively, and most likely in the view of Tax Counsel, the Trust Fund might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain Holders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income," income to foreign Holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual Holders might be subject to certain limitations on their ability to deduct their share of the Trust Fund's expenses.

         Tax Consequences to Holders of the Certificates

              Treatment of the Trust Fund as a Partnership. The Trust Fund and the Servicer will agree, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust Fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust Fund, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust Fund, the Certificates, the Notes, the Trust Fund and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

              A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust Fund. Any such characterization would not result in materially adverse tax consequences to Certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership.

              Indexed Securities, etc. The following discussion assumes that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates are Indexed Securities or Strip Certificates, and that a Series of Securities includes a single Class of Certificates. If these conditions are not satisfied with respect to any given Series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the applicable Prospectus Supplement.

              Partnership Taxation. If the Trust Fund is a partnership, in the opinion of Tax Counsel, the Trust Fund will not be subject to federal income tax. Rather, in the opinion of Tax Counsel, each Certificateholder will be required to separately take into account such Holder's allocated share of income, gains, losses, deductions and credits of the Trust Fund. The Trust Fund's income will consist primarily of interest and finance charges earned on the Loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Loans. The Trust Fund's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Loans.

              In the opinion of Tax Counsel, the tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust Fund for each month equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Pass-Through Rate for such month and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust Fund income attributable to discount on the Loans that corresponds to any excess of the principal amount of the Certificates over their initial issue price (iii) prepayment premium payable to the Certificateholders for such month; and (iv) any other amounts of income payable to the Certificateholders for such month. Such allocation will be reduced by any amortization by the Trust Fund of premium on Loans that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining taxable income of the Trust Fund will be allocated to the Depositor. Based on the economic arrangement of the parties, in the opinion of Tax Counsel, this approach for allocating Trust Fund income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, in the opinion of Tax Counsel, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the Trust Fund might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis Holders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust Fund income even if they have not received cash from the Trust Fund to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust Fund.

              In the opinion of Tax Counsel, all of the taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a Holder under the Code.

              In the opinion of Tax Counsel, an individual taxpayer's share of expenses of the Trust Fund (including fees to the Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such Holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such Holder over the life of the Trust Fund.

              The Trust Fund intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Loan, the Trust Fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

              Discount and Premium. It is believed that the Loans were not issued with OID, and, therefore, the Trust Fund should not have OID income. However, the purchase price paid by the Trust Fund for the Loans may be greater or less than the remaining Principal Balance of the Loans at the time of purchase. If so, in the opinion of Tax Counsel, the Loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust Fund will make this calculation on an aggregate basis, but might be required to recompute it on a Loan by Loan basis.)

              If the Trust Fund acquires the Loans at a market discount or premium, the Trust Fund will elect to include any such discount in income currently as it accrues over the life of the Loans or to offset any such premium against interest income on the Loans. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificateholders.

              Section  708  Termination.  In the opinion of Tax  Counsel,  under
         Section 708 of the Code, the Trust Fund will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust Fund are sold or exchanged within a 12-month period. Pursuant to final Treasury regulations issued May 9, 1997 under
         Section 708 of the Code, if such a termination occurs, the Trust Fund (the "old partnership") would be deemed to contribute its assets to a new partnership (the "new partnership") in exchange for interests in the new partnership. Such interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a sale or exchange.

              Disposition of Certificates. Generally, in the opinion of Tax Counsel, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal the Holder's cost increased by the Holder's share of Trust Fund income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the Holder's share of the Notes and other liabilities of the Trust Fund. A Holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

              Any gain on the sale of a Certificate attributable to the Holder's share of unrecognized accrued market discount on the Loans would generally be treated as ordinary income to the Holder and would give rise to special tax reporting requirements. The Trust Fund does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust Fund will elect to include market discount in income as it accrues.

              If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

              Allocations Between Transferors and Transferees. In general, the Trust Fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a Holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

              The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust Fund might be reallocated among the Certificateholders. The Trust Fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

              Section 754 Election. In the event that a Certificateholder sells its Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust Fund's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust Fund were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust Fund will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust Fund income than would be appropriate based on their own purchase price for Certificates.

              Administrative Matters. The Trustee is required to keep or have kept complete and accurate books of the Trust Fund. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust Fund will be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust Fund and will report each Certificateholder's allocable share of items of Trust Fund income and expense to Holders and the IRS on Schedule K-1. The Trust Fund will provide the Schedule K-l information to nominees that fail to provide the Trust Fund with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, Holders must file tax returns that are consistent with the information return filed by the Trust Fund or be subject to penalties unless the Holder notifies the IRS of all such inconsistencies.

              Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust Fund with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (a) the name, address and identification number of such person, (b) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization or any wholly owned agency or instrumentality of either of the foregoing, and (c) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust Fund information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust Fund. The information referred to above for any calendar year must be furnished to the Trust Fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust Fund with the information described above may be subject to penalties.

              The Depositor will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust Fund by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust Fund. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust Fund.

              Tax Consequences to Foreign Certificateholders. It is not clear whether the Trust Fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust Fund would be engaged in a trade or business in the United States for such purposes, the Trust Fund will withhold as if it were so engaged in order to protect the Trust Fund from possible adverse consequences of a failure to withhold. The Trust Fund expects to withhold on the portion of its taxable income that is allocable to foreign Certificateholders pursuant to Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign Holders that are taxable as corporations and 39.6% for all other foreign Holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust Fund to change its withholding procedures. In determining a Holder's withholding status, the Trust Fund may rely on IRS Form W-8, IRS Form W-9 or the Holder's certification of nonforeign status signed under penalties of perjury.

              Each foreign Holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust Fund's income. Each foreign Holder must obtain a taxpayer identification number from the IRS and submit that number to the Trust Fund on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign Holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust Fund taking the position that no taxes were due because the Trust Fund was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a Certificateholder who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust Fund. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest." As a result, Certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign Holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

              Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the Holder is an exempt recipient under applicable provisions of the Code. The New Regulations described herein make certain modifications to the backup withholding and information reporting rules. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

                            STATE TAX CONSIDERATIONS

              In addition to the federal income tax considerations described in "Certain Federal Income Tax Considerations," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Securities.

                                FASIT SECURITIES

              General. The FASIT provisions of the Code were enacted by the Small Business Job Protection Act of 1996 and create a new elective statutory vehicle for the issuance of mortgage-backed and asset-backed securities ("FASIT Securities"). Although the FASIT provisions of the Code became effective on September 1, 1997, no Treasury regulations or other administrative guidance has been issued with respect to those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of Holders of FASIT Securities. Investors also should note that the FASIT discussions contained herein constitutes only a summary of the federal income tax consequences to Holders of FASIT Securities. With respect to each Series of FASIT Securities, the related Prospectus Supplement will provide a detailed discussion regarding the federal income tax consequences associated with the particular transaction.

              FASIT Securities will be classified as either FASIT Regular Securities, which generally will be treated as debt for federal income tax purposes, or FASIT Ownership Securities, which generally are not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related Series. The Prospectus Supplement for each Series of Securities will indicate whether one or more FASIT elections will be made for such Series, and which Securities of such Series will be designated as Regular Securities, and which, if any, will be designated as Ownership Securities.

              Qualification as a FASIT. The Trust Fund underlying a Series (or one or more designated pools of assets held in the Trust Fund) will qualify under the Code as a FASIT in which the FASIT Regular Securities and the FASIT Ownership Securities will constitute the "regular interests" and the "ownership interests," respectively, if (i) a FASIT election is in effect, (ii) certain tests concerning (a) the composition of the FASIT's assets and (b) the nature of the Holders' interest in the FASIT are met on a continuing basis and (iii) the Trust Fund is not a regulated company as defined in Section 851(a) of the Code.

              Asset Composition. In order for a Trust Fund (on one or more designated pools of assets held by a Trust Fund) to be eligible for FASIT status, substantially all of the assets of the Trust Fund (or the designated pool) must consist of "permitted assets" as of the close of the third month beginning after the Closing Date and at all times thereafter (the "FASIT Qualification Test"). Permitted assets include
         (i) cash or cash equivalents, (ii) debt instruments with fixed terms that would qualify as REMIC regular interests if issued by a REMIC (generally, instruments that provide for interest at a fixed rate, a qualifying variable rate, or a qualifying interest-only ("IO") type rate, (iii) foreclosure property, (iv) certain hedging instruments (generally, interest and currency rate swaps and credit enhancement contracts) that are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on FASIT interests,
         (v) contract rights to acquire qualifying debt instruments or qualifying hedging instruments, (vi) FASIT regular interests and (vii) REMIC regular interests. Permitted assets do not include any debt instruments issued by the Holder of the FASIT's ownership interest or by any person related to such Holder.

              Interests in a FASIT. In addition to the foregoing asset qualification requirements, the interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must belong to either of the following: (i) one or more Classes of regular interests or (ii) a single Class of ownership interest that is held by a fully taxable domestic corporation. In the case of Series that include FASIT Ownership Securities, the ownership interest will be represented by the FASIT Ownership Securities.

              A FASIT interest generally qualifies as a regular interest if (i) it is designated as a regular interest, (ii) it has a stated maturity no greater than thirty years, (iii) it entitles its Holder to a specified principal amount, (iv) the issue price of the interest does not exceed 125% of its stated principal amount, (v) the yield to maturity of the interest is less than the applicable Treasury rate published by the IRS plus 5% and (vi) if it pays interest, such interest is payable at either (a) a fixed rate with respect to the principal amount of the regular interest or (b) a permissible variable rate with respect to such principal amount. Permissible variable rates for FASIT regular interests are the same as those for REMIC regular interest (i.e., certain qualified floating rates and weighted average rates). See "Certain Federal Income Tax Considerations--Taxation of Debt Securities--Variable Rate Debt Securities."

              If a FASIT Security fails to meet one or more of the requirements set out in clauses (iii), (iv) or (v) above, but otherwise meets the above requirements, it may still qualify as a type of regular interest known as a "High-Yield Interest." In addition, if a FASIT Security fails to meet the requirements of clause (vi), but the interest payable on the Security consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the Security, the Security also will qualify as a High-Yield Interest. A High-Yield Interest may be held only by domestic corporations that are fully subject to corporate income tax ("Eligible Corporations"), other FASITs and dealers in securities who acquire such interests as inventory, rather than for investment. In addition, Holders of High-Yield Interests are subject to limitations on offset of income derived from such interest. See "Certain Federal Income Tax Considerations--FASIT Securities--Tax Treatment of FASIT Regular Securities--Treatment of High-Yield Interests."

              Consequences of Disqualification. If a Series of FASIT Securities fails to comply with one or more of the Code's ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the treatment of the former FASIT and the interests therein for federal income tax purposes is uncertain. The former FASIT might be treated as a grantor trust, as a separate association taxed as a corporation, or as a partnership. The FASIT Regular Securities could be treated as debt instruments for federal income tax purposes or as equity interests. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, such regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the FASIT's income for a period of time in which the requirements for FASIT status are not satisfied.

              Tax Treatment of FASIT Regular Securities. Payments received by Holders of FASIT Regular Securities generally should be accorded the same tax treatment under the Code as payments received on other taxable corporate debt instruments and on REMIC Regular Securities. As in the case of Holders of REMIC Regular Securities, Holders of FASIT Regular Securities must report income from such Securities under an accrual method of accounting, even if they otherwise would have used the case receipts and disbursements method. Except in the case of FASIT Regular Securities issued with original issue discount or acquired with market discount or premium, interest paid or accrued on a FASIT Regular Security generally will be treated as ordinary income to the Holder and a principal payment on such Security will be treated as a return of capital to the extent that the Holder's basis is allocable to that payment. FASIT Regular Securities issued with original issue discount or acquired with market discount or premium generally will treat interest and principal payments on such Securities in the same manner described for REMIC Regular Securities. See "Certain Federal Income Tax Considerations--Taxation of Debt Securities," "--Market Discount," and "--Premium" above. High-Yield Securities may be held only by fully taxable domestic corporations, other FASITs, and certain securities dealers. Holders of High-Yield Securities are subject to limitations on their ability to use current losses or net operating loss carryforwards or carrybacks to offset any income derived from those Securities.

              If a FASIT  Regular  Security  is sold or  exchanged,  the  Holder generally  will  recognize  gain or loss  upon the  sale in the  manner described above for REMIC Regular Securities. See "Certain Federal Income Tax Considerations--Sale or Exchange." In addition, if a FASIT Regular Security becomes wholly or partially worthless as a result of Default and Delinquencies of the underlying assets, the Holder of such Security should be allowed to deduct the loss sustained (or alternatively be able to report a lesser amount of income). See "Certain Federal Income Tax Considerations--Taxation of Debt Instruments--Effects of Default and Delinquencies."

              FASIT Regular Securities held by a REIT will qualify as "real estate assets" within the meaning of section 856(c)(4)(A) of the Code, and interest on such Securities will be considered Qualifying REIT Interest to the same extent that REMIC Securities would be so considered. FASIT Regular Securities held by a Thrift Institution taxed as a "domestic building and loan association" will represent qualifying assets for purposes of the qualification requirements set forth in Code
         Section 7701(a)(19) to the same extent that REMIC Securities would be so considered. See "Certain Federal Income Tax Considerations--Taxation of Debt Securities--Status as Real Property Loans." In addition, FASIT Regular Securities held by a financial institution to which Section 585 of the Code applies will be treated as evidences of indebtedness for purposes of Section 582(c)(1) of the Code. FASIT Securities will not qualify as "Government Securities" for either REIT or RIC qualification purposes.

              Treatment of High-Yield Interests. High-Yield Interests are subject to special rules regarding the eligibility of Holders of such interests, and the ability of such Holders to offset income derived from their FASIT Security with losses. High-Yield Interests may be held only by Eligible Corporations other FASITs, and dealers in securities who acquire such interests as inventory. If a securities dealer (other than an Eligible Corporation) initially acquires a High-Yield Interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the High-Yield Interest multiplied by the highest corporate income tax rate. In addition, transfers of High-Yield Interests to disqualified Holders will be disregarded for federal income tax purposes, and the transferor still will be treated as the Holder of the High-Yield Interest.

              The Holder of a High-Yield Interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the High-Yield Interest, for either regular federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT Regular Security that is held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT Regular Security and that have the same features as High-Yield Interests.

              Tax Treatment of FASIT Ownership Securities. A FASIT Ownership Security represents the residual equity interest in a FASIT. As such, the Holder of a FASIT Ownership Security determines its taxable income by taking into account all assets, liabilities and items of income, gain, deduction, loss and credit of a FASIT. In general, the character of the income to the Holder of a FASIT Ownership Interest will be the same as the character of such income of the FASIT, except that any tax-exempt interest income taken into account by the Holder of a FASIT Ownership Interest is treated as ordinary income. In determining that taxable income, the Holder of a FASIT Ownership Security must determine the amount of interest, original issue discount, market discount and premium recognized with respect to the FASIT's assets and the FASIT
         Regular Securities issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, Holders of FASIT Ownership Securities are subject to the same limitations on their ability to use losses to offset income from their FASIT Security as are the Holders of High-Yield Interests. See "Certain Federal Income Tax Considerations--Treatment of High-Yield Interests."

              Rules similar to the wash sale rules applicable to REMIC Residual Securities also will apply to FASIT Ownership Securities. Accordingly, losses on dispositions of a FASIT Ownership Security generally will be disallowed where, within six months before or after the disposition, the seller of such Security acquires any other FASIT Ownership Security or, in the case of a FASIT holding mortgage assets, any interest in a Taxable Mortgage Pool that is economically comparable to a FASIT Ownership Security. In addition, if any security that is sold or contributed to a FASIT by the Holder of the related FASIT Ownership Security was required to be marked-to-market under Code section 475 by such Holder, then section 475 will continue to apply to such securities, except that the amount realized under the mark-to-market rules will be a greater of the securities' value under present law or the securities' value after applying special valuation rules contained in the FASIT provisions. Those special valuation rules generally require that the value of debt instruments that are not traded on an established securities market be determined by calculating the present value of the reasonably expected payments under the instrument using a discount rate of 120% of the applicable federal rate, compounded semiannually.

              The Holder of a FASIT Ownership Security will be subject to a tax equal to 100% of the net income derived by the FASIT from any "prohibited transactions." Prohibited transactions include (i) the receipt of income derived from assets that are not permitted assets,
         (ii) certain dispositions of permitted assets, (iii) the receipt of any income derived from any loan originated by a FASIT and (iv) in certain cases, the receipt of income representing a servicing fee or other compensation. Any Series for which a FASIT election is made generally will be structured in order to avoid application of the prohibited transaction tax.

              Backup Withholding, Reporting and Tax Administration. Holders of FASIT Securities will be subject to backup withholding to the same extent Holders of REMIC Securities would be subject. See "Certain Federal Income Tax Considerations--Miscellaneous Tax Aspects--Backup Withholding." For purposes of reporting and tax administration, Holders of record of FASIT Securities generally will be treated in the same manner as Holders of REMIC Securities.

         DUE TO THE COMPLEXITY OF THE FEDERAL INCOME TAX RULES APPLICABLE TO HOLDERS AND THE CONSIDERABLE UNCERTAINTY THAT EXISTS WITH RESPECT TO MANY ASPECTS OF THOSE RULES, POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THE ACQUISITION, OWNERSHIP, AND DISPOSITION OF THE SECURITIES.


                              ERISA CONSIDERATIONS

              The following describes certain considerations under ERISA and the Code, which apply only to Securities of a Series that are not divided into subclasses. If Securities are divided into subclasses, the related Prospectus Supplement will contain information concerning considerations relating to ERISA and the Code that are applicable to such Securities and such subclasses of Securities.

              ERISA imposes requirements on employee benefit plans (and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested) (collectively "Plans") subject to ERISA and on persons who are fiduciaries with respect to such Plans. Generally, ERISA applies to investments made by Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plans. ERISA also imposes certain duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan (subject to certain exceptions not here relevant). Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in ERISA Section 3(33)), are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Securities without regard to the ERISA considerations described above and below, subject to the provisions of applicable state law. Any such plan that is qualified and exempt from taxation under Code Sections 401(a) and 501(a), however, is subject to the prohibited transaction rules set forth in Code Section 503.

              On November 13, 1986, the United States Department of Labor (the "DOL") issued final regulations concerning the definition of what constitutes the assets of a Plan. (Labor Reg. Section 2510.3-101) Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan acquires an "equity" interest could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances.

              Under the Plan Asset Regulation, the term "equity" interest is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and which has no "substantial equity features." If the Trust Fund issues Notes that are not treated as equity interests in the Trust Fund for purposes of the Plan Asset Regulation, a Plan's investment in such Notes would not cause the assets of the Trust to be deemed Plan assets. However, the Seller, the Servicer, the Special Servicer, the Backup Servicer, the Indenture Trustee, the Owner Trustee and the Depositor may be the sponsor of or investment advisor with respect to one or more Plans. Because such parties may receive certain benefits in connection with the sale of the Notes, the purchase of Notes using Plan assets over which any such parties (or any affiliates thereof) has investment authority might be deemed to be a violation of the prohibited transaction rules of ERISA and the Code for which no exemption may be available. Accordingly, Notes may not be purchased using the assets of any Plan if the Seller, the Servicer, the Special Servicer, the Indenture Trustee, the Owner Trustee, the Depositor or any of their affiliates (a) has investment or administrative discretion with respect to such Plan assets; (b) has authority or responsibility to give, or regularly gives, investment advice with respect to such Plan assets for a fee and pursuant to an agreement of understanding that such advice
         (i) will serve as a primary basis for investment decisions with respect to such Plan assets and (ii) will be based on the particular investment needs for such Plan; or (c) is an employer maintaining or contributing to such Plan.

              In addition, certain affiliates of the Seller might be considered or might become Parties in Interest with respect to a Plan. Also, any holder of Notes, because of its activities or the activities of its respective affiliates, may be deemed to be a Party in Interest with respect to certain Plans, including but not limited to Plans sponsored by such holder. In either case, the acquisition or holding of Notes by or on behalf of such a Plan could be considered to give rise to an indirect prohibited transaction within the meaning of ERISA and the
         Code,  unless  it is  subject  to  one  or  more  exemptions  such  as:
         Prohibited Transaction Class Exemption ("PTCE") 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager"; PTCE 90-1, which exempts certain transactions involving insurance company pooled separate accounts; PTCE 91-38, which exempts certain transactions involving bank collective investment funds; PTCE 95-60, which exempts certain transactions involving insurance company general accounts; or PTCE 96-23, which exempts certain transactions effected on behalf of a Plan by certain "in-house asset managers." Each prospective purchaser or transferee of a Note that is a Plan or a person acting on behalf or investing the assets of a Plan shall be required to represent (or, with respect to any transfer of a beneficial interest in a Global Note, shall be deemed to represent) to the Indenture Trustee and the Note Registrar that the relevant conditions for exemptive relief under at least one of the foregoing exemptions have been satisfied.

              However, the regulation provides that, generally, the assets of a corporation or partnership in which a Plan invests will not be deemed for purposes of ERISA to be assets of such Plan if the equity interest acquired by the investing Plan is a publicly-offered security. A publicly-offered security, as defined in the Labor Reg. Section 2510.3-101, is a security that is widely held, freely transferable and registered under the Exchange Act.

              In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions involving Plan assets and persons ("Parties in Interest") having certain specified relationships to a Plan and imposes additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. Because the Loans may be deemed Plan assets of each Plan that purchases Securities, an investment in the Securities by a Plan might be a prohibited transaction under ERISA Sections 406 and 407 and subject to an excise tax under Code Section 4975 unless a statutory or administrative exemption applies.

              In Prohibited Transaction Class Exemption 83-1 ("PTCE 83-1"), which amended Prohibited Transaction Class Exemption 81-7, the DOL exempted from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. PTCE 83-1 permits, subject to certain conditions, transactions that might otherwise be prohibited between Plans and Parties in Interest with respect to those Plans related to the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in such mortgage pools by Plans. If the general conditions (discussed below) of PTCE 83-1 are satisfied, investments by a Plan in Securities that represent interests in a Pool consisting of Loans ("Single Family Securities") will be exempt from the prohibitions of ERISA Sections 406(a) and 407 (relating generally to transactions with Parties in Interest who are not fiduciaries) if the Plan purchases the Single Family Securities at no more than fair market value and will be exempt from the prohibitions of ERISA Sections 406(b)(1) and (2) (relating generally to transactions with fiduciaries) if, in addition, the purchase is approved by an independent fiduciary, no sales commission is paid to the pool sponsor, the Plan does not purchase more than 25% of all Single Family Securities, and at least 50% of all Single Family Securities are purchased by persons independent of the pool sponsor or pool trustee. PTCE 83-1 does not provide an exemption for transactions involving Subordinated Securities. Accordingly, unless otherwise provided in the related Prospectus Supplement, no transfer of a Subordinated Security or a Security that is not a Single Family Security may be made to a Plan.

              The discussion in this and the next succeeding paragraph applies only to Single Family Securities. The Depositor believes that, for purposes of PTCE 83-1, the term "mortgage pass-through certificate" would include: (i) Securities issued in a Series consisting of only a single Class of Securities; and (ii) Securities issued in a Series in which there is only one Class of those particular Trust Securities; provided, that the Securities in the case of clause (i), or the Securities in the case of clause (ii), evidence the beneficial ownership of both a specified percentage of future interest payments (greater than 0%) and a specified percentage (greater than 0%) of future principal payments on the Loans. It is not clear whether a Class of Securities that evidences the beneficial ownership in a Trust Fund divided into Loan groups, beneficial ownership of a specified percentage of interest payments only or principal payments only, or a notional amount of either principal or interest payments, or a Class of Securities entitled to receive payments of interest and principal on the Loans only after payments to other Classes or after the occurrence of certain specified events would be a "mortgage pass-through certificate" for purposes of PTCE 83-1.

              PTCE 83-1 sets forth three general conditions that must be satisfied for any transaction to be eligible for exemption: (i) the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying Holders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan; (ii) the existence of a pool trustee who is not an affiliate of the pool sponsor; and (iii) a limitation on the amount of the payment retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the Pool. The Depositor believes that the first general condition referred to above will be satisfied with respect to the Securities in a Series issued without a subordination feature, or the unsubordinated Securities only in a Series issued with a subordination feature; provided, that the subordination and Reserve Account, subordination by shifting of interests, the pool insurance or other form of credit enhancement described herein (such subordination, pool insurance or other form of credit enhancement being the system of insurance or other protection referred to above) with respect to a Series of Securities is maintained in an amount not less than the greater of one percent of the aggregate Principal Balance of the Loans or the Principal Balance of the largest Loan. See "Description of the Securities" herein. In the absence of a ruling that the system of insurance or other protection with respect to a Series of Securities satisfies the first general condition referred to above, there can be no assurance that these features will be so viewed by the DOL. The Trustee will not be affiliated with the Depositor.

              Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Single Family Securities must make its own determination as to whether the first and third general conditions, and the specific conditions described briefly in the preceding paragraph, of PTCE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

              The DOL issued to Bear, Stearns & Co. Inc., an individual exemp-tion (Prohibited Transaction Exemption 90-30; Exemption Application No. D-8207, 55 Fed. Reg. 21461 (1990)) (the "Underwriter Exemption"), which applies to certain sales and servicing of "certificates" that are
         obligations of a "trust" with respect to which     Bear,  Stearns & Co.
         Inc. is the underwriter, manager or co-manager of an underwriting syndicate. The Underwriter Exemption provides relief generally similar to that provided by PTCE 83-1, but is broader in several respects.

              The Underwriter Exemption contains several requirements, some of which differ from those in PTCE 83-l. The Underwriter Exemption contains an expanded definition of "certificate," which includes an interest that entitles the Holder to pass-through payments of principal, interest and/or other payments. The Underwriter Exemption contains an expanded definition of "trust," which permits the trust corpus to consist of secured consumer receivables. The definition of "trust," however, does not include any investment pool unless, inter alia, (i) the investment pool consists only of assets of the type that have been included in other investment pools, (ii) certificates evidencing interests in such other investment pools have been purchased by investors other than Plans for at least one year prior to the Plan's acquisition of certificates pursuant to the Underwriter Exemption and
         (iii) certificates in such other investment pools have been rated in one of the three highest generic rating categories of the four credit rating agencies noted below. Generally, the Underwriter Exemption holds that the acquisition of the certificates by a Plan must be on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party. The Underwriter Exemption requires that the rights and interests evidenced by the certificates not be "subordinated" to the rights and interests evidenced by other certificates of the same trust. The Underwriter Exemption requires that certificates acquired by a Plan have received a rating at the time of their acquisition that is in one of the three highest generic rating categories of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch IBCA, Inc. The Underwriter Exemption specifies that the pool trustee must not be an affiliate of the pool sponsor, nor an affiliate of the Underwriter, the pool servicer, any obligor with respect to mortgage loans included in the trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust, or any affiliate of such entities. Finally, the Underwriter Exemption stipulates that any Plan investing in the certificates must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

              On July 21, 1997, the DOL published in the Federal Register an amendment to the Exemption, which extends exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. The amendment generally allows mortgage loans or other secured receivables (the "Obligations") supporting payments to certificateholders, and having a value equal to no more than twenty-five percent (25%) of the total principal amount of the certificates being offered by the trust, to be transferred to the trust within a 90-day or three-month period following the closing date (the "Specified Funding Period"), instead of requiring that all such Obligations be either identified or transferred on or before the Closing Date. The relief is available when the following conditions are met:

                      (1) The ratio of the amount  allocated to the  pre-funding account to the total principal amount of the certificates being offered (the "Specified Funding Limit") must not exceed twenty-five percent (25%).

                      (2) All  Obligations  transferred  after the Closing  Date
                  (the "Additional Obligations") must meet the same terms and conditions for eligibility as the original Obligations used to create the trust, which terms and conditions have been approved by an Exemption Rating Agency.

                      (3) The  transfer of such  Additional  Obligations  to the trust during the Specified Funding Period must not result in the certificates to be covered by the Exemption receiving a lower credit rating from an Exemption Rating Agency upon termination of the Specified Funding Period than the rating that was obtained at the time of the initial issuance of the certificates by the trust.

                      (4) Solely as a result of the use of pre-funding, the weighted average annual percentage interest rate for all of the Obligations in the trust at the end of the Specified Funding Period must not be more than 100 basis points lower than the average interest rate for the Obligations transferred to the trust on the Closing Date.

                      (5) In order to  insure  that the  characteristics  of the
                  Additional Obligations are substantially similar to the original Obligations which were transferred to the Trust Fund:

                                    (i) the  characteristics  of the  Additional
                           Obligations must be monitored by an insurer or other credit support provider that is independent of the depositor; or

                                    (ii) an independent  accountant  retained by
                           the depositor must provide the depositor with a letter (with copies provided to each Exemption Rating Agency rating the certificates, the related underwriter and the related trustee) stating whether or not the characteristics of the Additional Obligations conform to the characteristics described in the related prospectus or prospectus supplement and/or pooling and servicing agreement. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the Obligations transferred to the trust as of the Closing Date.

                      (6) The period of pre-funding must end no later than three months or 90 days after the Closing Date or earlier in certain circumstances if the pre-funding account falls below the minimum level specified in the pooling and servicing agreement or an Event of Default occurs.

                      (7) Amounts  transferred to any pre-funding account and/or capitalized  interest  account  used in  connection  with  the pre-funding may be invested only in certain permitted investments ("Permitted Investments").

                      (8) The related  prospectus or prospectus  supplement must describe:

                                    (i)     any    pre-funding  account  and/or
                           capitalized interest account used in connection with a pre-funding account;

                                    (ii)    the   duration   of   the  period of
                            pre-funding;

                                    (iii) the percentage and/or dollar amount of
                           the Specified Funding Limit for the trust; and

                                    (iv)  that  the  amounts  remaining  in  the
                           pre-funding account at the end of the Specified Funding Period will be remitted to certificateholders as repayments of principal.

                      (9) The  related  pooling  and  servicing  agreement  must describe the Permitted Investments for the pre-funding account and/or capitalized interest account and, if not disclosed in the related prospectus or prospectus supplement, the terms and conditions for eligibility of Additional Obligations.

              Neither PTCE 83-1 nor the Underwriter Exemption applies to a trust which contains unsecured obligations.

              Any Plan fiduciary that proposes to cause a Plan to purchase Securities should consult with their counsel concerning the impact of ERISA and the Code, the applicability of PTCE 83-1 and the Underwriter Exemption, and the potential consequences in their specific circumstances, prior to making such investment. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.


                                  LEGAL MATTERS

              The legality of the Securities of each Series, including certain material federal income tax consequences with respect thereto, will be passed upon for the Depositor by Brown & Wood LLP, One World Trade Center, New York, New York 10048.


                              FINANCIAL INFORMATION

              A new Trust Fund will be formed with respect to each Series of Securities, and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Securities. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.


                                     RATING

              It is a condition to the issuance of the Securities of each Series offered hereby and by the Prospectus Supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies (each, a "Rating Agency") specified in the related Prospectus Supplement.

              Any such rating would be based on, among other things, the adequacy of the value of the Trust Fund assets and any credit enhancement with respect to the related Class and will reflect such Rating Agency's assessment solely of the likelihood that the related Holders will receive payments to which such Holders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Securities. Such rating should not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

              There is also no assurance that any such rating will remain in effect for any given period of time or that it may not be lowered or withdrawn entirely by the Rating Agencies in the future if in their judgment circumstances so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Trust Fund assets or any credit enhancement with respect to a Series, such rating might also be lowered or withdrawn because of, among other reasons, an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

              The amount, type and nature of credit enhancement, if any, established with respect to a Series of Securities will be determined on the basis of criteria established by each Rating Agency rating Classes of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit enhancement required with respect to each such Class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Loans. No assurance can be given that values of any Properties have remained or will remain at their levels on the respective dates of origination of the related Loans. If the residential real estate markets should experience an overall decline in property values such that the Principal Balances of the Loans in a particular Trust Fund and any secondary financing on the related Properties become equal to or greater than the value of such Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In additional, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal of and interest on the Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by credit enhancement, such losses will be borne, at least in part, by the Holders of one or more Classes of the Securities of the related Series.


                                LEGAL INVESTMENT

              Unless otherwise specified in the related Prospectus Supplement, the Securities will not constitute "mortgage-related securities" within the meaning of SMMEA. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Securities constitute legal investments for them.


                              PLAN OF DISTRIBUTION

              The Depositor may offer each Series of Securities through Bear, Stearns & Co. Inc. ("Bear Stearns") or one or more other firms that may be designated at the time of each offering of such Securities. The participation of Bear Stearns in any offering will comply with Schedule E to the By-Laws of the National Association of Securities Dealers, Inc. The Prospectus Supplement relating to each Series of Securities will set forth the specific terms of the offering of such Series of Securities and of each Class within such Series, the names of the underwriters, the purchase price of the Securities, the proceeds to the Depositor from such sale, any securities exchange on which the Securities may be listed, and, if applicable, the initial public offering prices, the discounts and commissions to the underwriters and any discounts and concessions allowed or reallowed to certain dealers. The place and time of delivery of each Series of Securities will also be set forth in the Prospectus Supplement relating to such Series. Bear Stearns is an affiliate of the Depositor.

                                GLOSSARY OF TERMS

              The following are abbreviated definitions of certain capitalized terms used in this Prospectus. Unless otherwise provided in a "Supplemental Glossary" in the Prospectus Supplement for a Series, such definitions shall apply to capitalized terms used in such Prospectus Supplement. The definitions may vary from those in the related Agreement for a Series and the related Agreement for a Series generally provides a more complete definition of certain of the terms. Reference should be made to the related Agreement for a Series for a more complete definition of such terms.

              "Advance" means cash advanced by the Servicer in respect of delinquent payments of principal of and interest on a Loan, and for any other purposes specified in the related Prospectus Supplement.

              "Agreement" means, with respect to a Series of Certificates, the Pooling and Servicing Agreement or Trust Agreement, and, with respect to a Series of Notes, the Indenture and the Servicing Agreement, as the context requires.

              "Asset Group" means, with respect to the Primary Assets and other assets comprising the Trust Fund of a Series, a group of such Primary Assets and other assets having the characteristics described in the related Prospectus Supplement.

              "Bankruptcy Code" means the federal bankruptcy code, 11 United States Code 101 et seq., and related rules and regulations promulgated thereunder.

              "Business Day" means a day that, in the City of New York or in the city or cities in which the corporate trust office of the applicable Trustee is located, is neither a legal holiday nor a day on which banking institutions are authorized or obligated by law, regulations or executive order to be closed.

              "Closing Date" means, with respect to a Series, the date specified in the related Prospectus Supplement as the date on which Securities of such Series are first issued.

              "Combined Loan-to-Value Ratio" means, with respect to a Loan, the ratio determined as set forth in the related Prospectus Supplement taking into account the amounts of any related senior mortgage loans on the related Mortgaged Property.

              "Compound Interest Security" means any Security of a Series on which all or a portion of the interest accrued thereon is added to the principal balance of such Security on each Distribution Date, through the Accrual Termination Date, and with respect to which no interest shall be payable until such Accrual Termination Date, after which interest payments will be made on the Compound Value thereof.

              "Compound Value" means, with respect to a Class of Compound Interest Securities, the original principal balance of such Class, plus all accrued and unpaid interest, if any, previously added to the principal balance thereof and reduced by any payments of principal previously made on such Class of Compound Interest Securities.

              "Condominium" means a form of ownership of real property wherein each owner is entitled to the exclusive ownership and possession of his or her individual Condominium Unit and also owns a proportionate undivided interest in all parts of the Condominium Building (other than the individual Condominium Units) and all areas or facilities, if any, for the common use of the Condominium Units.

              "Condominium Building" means a multi-unit building or buildings, or a group of buildings whether or not attached to each other, located on property subject to Condominium ownership.

              "Condominium Unit" means an individual housing unit in a Condominium Building.

              "Cooperative" means a corporation owned by tenant-stockholders who, through the ownership of stock, shares or membership securities in the corporation, receives proprietary leases or occupancy agreements that confer exclusive rights to occupy specific units and that is described in Section 216 of the Code.

              "Cooperative Dwelling" means an individual housing unit in a building owned by a Cooperative.

              "Cut-off Date" means the date designated as such in the related Prospectus Supplement for a Series.

              "Deferred Interest" means the excess of the interest accrued on the Principal Balance of a Loan during a specified period over the amount of interest required to be paid by an obligor on such Loan on the related Due Date.

              "Deposit Agreement" means a guaranteed investment contract or reinvestment agreement providing for the investment of funds held in a fund or account, guaranteeing a minimum or a fixed rate of return on the investment of moneys deposited therein.

              "Disqualified Organization" means the United States, any State or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income.

              "Distribution Date" means, with respect to a Series or Class of Securities, each date specified as a distribution date for such Series or Class in the related Prospectus Supplement.

              "Due Date" means each date, as specified in the related Prospectus Supplement for a Series, on which any payment of principal or interest is due and payable by the obligor on any Primary Asset pursuant to the terms thereof.

              "Eligible Investments" means any one or more of the obligations or securities described as such in the related Agreement.

              "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

              "Event of Default" means an event of default under and as specified in the related Agreement.

              "FHLMC" means the Federal Home Loan Mortgage Corporation.

              "Final Scheduled Distribution Date" means, with respect to a Class of Notes of a Series, the date no later than which principal thereof will be fully paid and with respect to a Class of Certificates of a Series, the date after which no Certificates of such Class will remain outstanding, in each case based on the assumptions set forth in the related Prospectus Supplement.

              "Holder" means the person or entity in whose name a Security is registered.

              "Insurance Policies" means certain mortgage insurance, hazard insurance and other insurance policies maintained with respect to the Loans.

              "Insurance Proceeds" means amount paid by the insurer under any of the Insurance Policies covering any Loan or Mortgaged Property.

              "Interest Only Securities" means a Class of Securities entitled solely or primarily to distributions of interest and that is identified as such in the related Prospectus Supplement.

              "Lifetime Rate Cap" means the lifetime limit if any, on the Loan Rate during the life of each adjustable rate Loan.

              "Loan Rate" means, unless otherwise indicated herein or in the Prospectus Supplement, the interest rate borne by a Loan.

              "Loan-to-Value Ratio" means, with respect to a Loan, the ratio determined as set forth in the related Prospectus Supplement.

              "Minimum Principal Payment Agreement" means a minimum principal payment agreement with an entity meeting the criteria of the Rating Agencies.

              "Mortgage" means the mortgage, deed of trust or other similar security instrument securing a Mortgage Note, as the context may require.

              "Mortgage Note" means the note or other evidence of indebtedness of a Mortgagor under the Loan.

              "Mortgaged Property" means the related property subject to a Mortgage.

              "Mortgagor" means the obligor on a Mortgage Note.

              "1986 Act" means the Tax Reform Act of 1986.

              "Notional Amount" means the amount set forth in the related Prospectus Supplement for a Class of Interest Only Securities.

              "PAC" ("Planned Amortization Class Securities") means a Class of Securities of a Series on which payments of principal are made in accordance with a schedule specified in the related Prospectus Supplement, based on certain assumptions stated therein.

              "Participating Securities" means Securities entitled to receive payments of principal and interest and an additional return on investment as described in the related Prospectus Supplement.

              "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.

              "Primary Assets" means the Private Securities and/or Loans, as the case may be, that are included in the Trust Fund for such Series. A Primary Asset refers to a specific Private Security or Loan, as the case may be.

              "Principal Balance" means, with respect to a Primary Asset and as of a Due Date, the original principal amount of the Primary Asset, plus the amount of any Deferred Interest added to such principal amount, reduced by all payments, both scheduled or otherwise, received on such Primary Asset prior to such Due Date and applied to principal in accordance with the terms of the Primary Asset.

              "Principal Only Securities" means a Class of Securities entitled solely or primarily to distributions of principal and identified as such in the Prospectus Supplement.

              "Private   Security"   means  a   participation   or  pass-through
         certificate representing a fractional, undivided interest in Underlying Loans or collateralized obligations secured by Underlying Loans.

              "Property" means either a Home Improvement or a Mortgaged Property securing a Loan, as the context requires.

              "Regular Interest" means a regular interest in a REMIC.

              "REMIC Administrator" means the Person, if any, specified in the related Prospectus Supplement for a Series for which a REMIC election is made, to serve as administrator of the Series.

              "REO Property" means real property that secured a defaulted Loan, beneficial ownership of which has been acquired upon foreclosure, deed in lieu of foreclosure, repossession or otherwise.

              "Residual Interest" means a residual interest in a REMIC.

              "Retained Interest" means, with respect to a Primary Asset, the amount or percentage specified in the related Prospectus Supplement that is not included in the Trust Fund for the related Series.

              "Scheduled Payments" means the scheduled payments of principal and interest to be made by the borrower on a Primary Asset.

              "Senior Securities" means a Class of Securities as to which the Holders' rights to receive distributions of principal and interest are senior to the rights of Subordinated Securityholders, to the extent specified in the related Prospectus Supplement.

              "Series" means a separate series of Securities sold pursuant to this Prospectus and the related Prospectus Supplement.

              "Servicer" means, with respect to a Series relating to Loans, the Person if any, designated in the related Prospectus Supplement to service Loans for that Series, or the successors or assigns of such Person.

              "Single Family Property" means property securing a Loan consisting of one- to four-family attached or detached residential housing, including Cooperative Dwellings.

              "Stripped Securities" means Pass-Through Securities representing interests in Primary Assets with respect to which all or a portion of the principal payments have been separated from all or a portion of the interest payments.

              "Subordinated Securityholder" means a Holder of a Subordinated Security.

              "Subordinated Securities" means a Class of Securities as to which the rights of Holders to receive distributions of principal, interest or both is subordinated to the rights of Holders of Senior Securities, and may be allocated losses and shortfalls prior to the allocation thereof to other Classes of Securities, to the extent and under the circumstances specified in the related Prospectus Supplement.

              "Trustee" means the trustee under the applicable Agreement, and its successors.

              "Trust Fund" means, with respect to any Series of Securities, the trust holding all money, instruments, securities and other property, including all proceeds thereof, held, with respect to a Series of Certificates, for the benefit of the Holders by the Trustee under the Pooling and Servicing Agreement or Trust Agreement or, with respect to a Series of Notes, pledged to the Indenture Trustee as security for such Notes, including, without limitation, the Primary Assets (except any Retained Interests), all amounts in the Distribution Account(s), Collection Account or Reserve Funds, distributions on the Primary Assets (net of servicing fees), and reinvestment earnings on such net distributions and any Enhancement and all other property and interest held by or pledged to the Trustee pursuant to the related Agreement for such Series.

              "Variable Interest Security" means a Security on which interest accrues at a rate that is adjusted, based upon a predetermined index, at fixed periodic intervals, all as set forth in the related Prospectus Supplement.

              "Zero Coupon Security" means a Security entitled to receive payments of principal only.



                                   PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*

     The following table sets forth the estimated expenses to be incurred in connection with the offering of the Securities, other than underwriting discounts and commissions:


     SEC Registration Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . $  295,000**
     Trustee's Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . .     40,000
     Printing and Engraving . . . . . . . . . . . . . . . . . . . . . . . . . . .    100,000
     Legal Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .    300,000
     Blue Sky Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     50,000
     Accounting Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . .    100,000
     Rating Agency Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    250,000
     Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     50,000
                                                                                  ----------
     Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $1,185,000
                                                                                  ==========

-----------------
* All amounts, except the SEC Registration Fee, are estimates of expenses incurred or to be incurred.
**   Of this amount, $295.00 has been previously paid.



ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Article TWELFTH of the Certificate of Incorporation of the Issuer provides for the indemnification of any person who is or was an officer or director of the Issuer with respect to actions taken or omitted by such person in any capacity in which such person serves or served the Issuer, to the full extent authorized or permitted by Section 145 of the Delaware General Corporation Law.

ITEM 16.  EXHIBITS.

     (a)  FINANCIAL STATEMENTS:

          NONE.

     (b)  EXHIBITS:

           1.1 --Form of Underwriting Agreement.*
           4.1 --Form of Indenture.*
           4.2 --Form of Pooling and Servicing Agreement.*
           4.3 --Form of Purchase Agreement.*
           4.4 --Form of Trust Agreement.*
           5.1 --Opinion of Brown & Wood LLP with respect to the securities being registered.
           8.1 --Opinion of Brown & Wood LLP with respect to tax matters (included as part of Exhibit 5.1).
          10.1 --Form of Sale and Servicing Agreement.*
          23.1 --Consent of Brown & Wood LLP (included as part of Exhibit 5.1).
          24.1 --Powers of Attorney of Directors and
               Officers of Issuer (included on signature page).
          25.1 --Statement of Eligibility and Qualification of Trustee.**

-----------------


*    Incorporated by reference to Registration Statement No. 33-93574.
**   To be filed by amendment.



ITEM 17.  UNDERTAKINGS.

          The undersigned registrant hereby undertakes:

   (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;


          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;


          (ii) To reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;


   (2) That, for the purpose of determining any liability under the Securities Act of 1933 as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


   (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended) that is incorporated by reference in the registration statement shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance on Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
(4) or 497(h) under the Securities Act of 1933 shall be deemed to part of this registration statement as of the time it was declared effective.

     For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 11th day of May, 1998.

                              BEAR STEARNS ASSET BACKED
                                SECURITIES, INC.




                              By:  /s/ Patricia A. Jehle
                                   --------------------------------
                                   Patricia A. Jehle
                                   President


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



             Signature                            Title                              Date
             ---------                            -----                              ----
/s/Patricia A. Jehle              President, Chief Executive Officer            May 11, 1998
------------------------            and Director (Principal Executive
Patricia A. Jehle                   Officer)

            *                     Executive Vice President and                  May 11, 1998
------------------------            Treasurer (Principal Financial and
William J. Montgoris                Accounting Officer)

            *                     Director                                      May 11, 1998
------------------------
Warren J. Spector

            *                                                                   May 11, 1998
------------------------          Director
Juliana C. Johnson



* By: /s/ Patricia A. Jehle
      ---------------------
      Attorney-in-Fact





                                   May __, 1998



Bear Stearns Asset Backed
     Securities, Inc.
245 Park Avenue
New York, New York 10167


     Re:  Bear Stearns Asset Backed Securities, Inc.
          Registration Statement on Form S-3
          ------------------------------------------

Ladies and Gentlemen:

     We have acted as special tax counsel for Bear Stearns Asset Backed Securities, Inc., a Delaware corporation (the "Company"), in connection with the preparation of the registration statement on Form S-3 (the "Registration Statement") relating to the Securities (defined below) and with the authorization and issuance from time to time in one or more series (each, a "Series") of up to $1,000,000,000 aggregate principal amount of asset-backed securities (the "Securities"). The Registration Statement is being filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. As set forth in the Registration Statement, each Series of Securities will be issued under and pursuant to the conditions of a separate pooling and servicing agreement, master pooling and servicing agreement, pooling agreement, trust agreement or indenture (each an "Agreement") among the Company, a trustee (the "Trustee") and, where appropriate, a servicer (the "Servicer"), each to be identified in the prospectus supplement for such Series of Securities.

     We have examined the prospectus and forms of prospectus supplement related thereto contained in the Registration Statement (each, a "Prospectus") and such other documents, records and instruments as we have deemed necessary for the purposes of this opinion.

     In arriving at the opinion expressed below, we have assumed that each Agreement will be duly authorized by all necessary corporate action on the part of the Company, the Trustee, the Servicer (where applicable) and any other party thereto for such Series of Securities and will be duly executed and delivered by the Company, the Trustee, the Servicer and any other party thereto substantially in the applicable form incorporated by reference as an exhibit to the Registration Statement, that each Series of Securities will be duly executed and delivered in substantially the forms set forth in the related Agreement incorporated by reference as an exhibit to the Registration Statement, and that Securities will be sold as described in the Registration Statement.

     As special tax counsel to the Company, we have advised the Company with respect to certain material federal income tax aspects of the proposed issuance of each Series of Securities pursuant to the related Agreement.
Such advice has formed the basis for the description of selected federal income tax consequences for holders of such Securities that appear under the heading "Certain Federal Income Tax Considerations" in each Prospectus forming a part of the Registration Statement. Such description does not purport to discuss all possible federal income tax ramifications of the proposed issuance of the Securities, but with respect to those federal income tax consequences described therein, such description is accurate in all material respects.

     This opinion is based on the facts and circumstances set forth in the Registration Statement and in the other documents reviewed by us. Our opinion as to the matters set forth herein could change with respect to a particular Series of Securities as a result of changes in facts or circumstances, changes in the terms of the documents reviewed by us, or changes in the law subsequent to the date hereof. Because the Prospectuses contemplate Series of Securities with numerous different characteristics, you should be aware that the particular characteristics of each Series of Securities must be considered in determining the applicability of this opinion to a particular Series of Securities.

     We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to the references to this firm under the heading "Certain Federal Income Tax Considerations" in each Prospectus forming a part of the Registration Statement, without admitting that we are "experts" within the meaning of the Securities Act of 1933, as amended, or the Rules and Regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

                                   Very truly yours,









                                   May __, 1998



Bear Stearns Asset Backed
     Securities, Inc.
245 Park Avenue
New York, New York 10167


     Re:  Bear Stearns Asset Backed Securities, Inc.
          Registration Statement on Form S-3
          ------------------------------------------


Ladies and Gentlemen:

     We have acted as counsel for Bear Stearns Asset Backed Securities, Inc., a Delaware corporation (the "Company"), in connection with the preparation of the registration statement on Form S-3 (the "Registration Statement") relating to the Securities (defined below) and with the authorization and issuance from time to time in one or more series (each, a "Series") of up to $1,000,000,000 aggregate principal amount of asset-backed securities (the
"Securities").   As set forth in  the Registration Statement, each  Series of
Securities will be issued under and pursuant to the conditions of a separate pooling and servicing agreement, master pooling and servicing agreement, pooling agreement, trust agreement or indenture (each, an "Agreement") among the Company, a trustee (the "Trustee") and, where appropriate, a servicer (the "Servicer"), each to be identified in the prospectus supplement for such Series of Securities.

     We have examined copies of the Company's Certificate of Incorporation, the Company's By-laws and forms of each Agreement, as incorporated by reference as exhibits to the Registration Statement, and the forms of Securities included in any Agreement so incorporated by reference in the Registration Statement and such other records, documents and statutes as we have deemed necessary for purposes of this opinion.

     Based upon the foregoing, we are of the opinion that:

     1. When any Agreement relating to a Series of Securities has been duly authorized by all necessary action on the part of the Company and has been duly executed and delivered by the Company, the Servicer, if any, the Trustee and any other party thereto, such Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equity principles.

     2. When a Series of Securities has been duly authorized by all necessary action on the part of the Company (subject to the terms thereof being otherwise in compliance with applicable law at such time), duly executed and authenticated by the Trustee for such Series in accordance with the terms of the related Agreement and issued and delivered against payment therefor as described in the Registration Statement, such Series of Securities will be legally issued, fully paid and nonassessable, and the holders thereof will be entitled to the benefits of the related Agreement.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York (excluding choice of law principles therein) and the federal laws of the United States of America.

     We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to the references to this firm under the heading "Legal Matters" in each Prospectus forming a part of the Registration Statement, without admitting that we are "experts" within the meaning of the Securities Act of 1933, as amended, or the Rules and Regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

                                   Very truly yours,